  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 9th, 2003
                     REGISTRATION NOS. 33-39133 AND 811-6241
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933     [X]
                         PRE-EFFECTIVE AMENDMENT NO. __
                       POST-EFFECTIVE AMENDMENT NO. 34   [X]
                          REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940 [X]
                                AMENDMENT NO. 36         [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ------------------

                               LOOMIS SAYLES FUNDS II
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                     399 BOYLSTON STREET, BOSTON MA 02166
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 449-2000

              NAME AND ADDRESS
            OF AGENT FOR SERVICE                        COPY TO
            --------------------                        -------
           JOHN E. PELLETIER, ESQ.                JOHN M. LODER, ESQ.
  CDC IXIS ASSET MANAGEMENT DISTRIBUTORS, L.P.     ROPES & GRAY LLP
            399 BOYLSTON STREET                 ONE INTERNATIONAL PLACE
              BOSTON, MA 02166                      BOSTON, MA 02110

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[ ]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485

[X]  ON SEPTEMBER 10th, 2003, PURSUANT TO PARAGRAPH (B)

[ ]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

[ ]  ON______________________, PURSUANT TO PARAGRAPH (A)(1)

[ ]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

[ ]  ON _____________________, PURSUANT TO PARAGRAPH (A)(2)


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                               ------------------

This post-effective amendment relates only to Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Municipal Income Fund, Loomis Sayles Strategic Income Fund and Loomis Sayles Tax-Managed Equity Fund, five new series of the Registrant, and Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund and Loomis Sayles Research Fund, four existing series of the Registrant. No disclosure with respect to any other series of the Registrant or of any other registered investment company is modified hereby.

This registration statement includes information, including financial information, that assumes that the consummation of the reorganization of the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Tax-Managed Equity Fund will occur prior to the date of the applicable prospectuses, supplements and statements of additional information. If one or more of the reorganizations does not occur, the prospectuses, supplements and statements of additional information included herein will be modified accordingly.

                     LOOMIS SAYLES TAX-MANAGED EQUITY FUND

                 (formerly, the Loomis Sayles Provident Fund)



 Supplement dated September 15, 2003 to the Loomis Sayles Funds I Equity Funds
     Prospectus (formerly, the Loomis Sayles Investment Trust Equity Funds Prospectus), as supplemented from time to time, dated February 1, 2003 (the
"Prospectus"). This Supplement, taken together with the Prospectus, constitutes the prospectus for the Loomis Sayles Tax-Managed Equity Fund, a series of Loomis Sayles Funds II (formerly, Loomis Sayles Funds).



 This Supplement relates solely to the Loomis Sayles Tax-Managed Equity Fund. This Supplement does not relate to the Loomis Sayles Mid Cap Growth Fund or the
     Loomis Sayles Small Company Growth Fund. Shareholders and prospective shareholders of the Loomis Sayles Mid Cap Growth Fund or the Loomis Sayles
           Small Company Growth Fund may disregard this Supplement.



On June 12, 2003, the Board of Trustees of Loomis Sayles Funds I (formerly, Loomis Sayles Investment Trust) (the "Trust") and Loomis Sayles Funds II (formerly, Loomis Sayles Funds), a registered, open-end management investment company ("LSF II" and, together with the Trust, the "Trusts"), approved the reorganization (the "Reorganization") of the Loomis Sayles Tax-Managed Equity Fund (formerly, the Loomis Sayles Provident Fund) (the "Predecessor Fund"), a series of the Trust, into a series of LSF II. Effective on or about September 12, 2003 (the "Effective Date"), the Predecessor Fund will cease to be a series of the Trust and will become a series of LSF II (the "Successor Fund" or the "Fund"). Consequently, shareholders of the Predecessor Fund will become shareholders of the same share class of the Successor Fund. The effectiveness of the Predecessor Fund's Reorganization is subject to several conditions, but is not subject to the approval of its shareholders.


The Successor Fund will be identical to the Predecessor Fund, except as discussed below. As such, the Prospectus of the Predecessor Fund, as modified by this Supplement, will be used to offer and sell shares of the Successor Fund. Disclosure in the Prospectus relating to the Predecessor Fund applies to the Successor Fund, except as set forth therein or in this Supplement. This Supplement does not modify any disclosure with respect to the Loomis Sayles Mid Cap Growth Fund or the Loomis Sayles Small Company Growth Fund.



Prospectus Changes Effective on Effective Date

Changes to the Prospectus:

          . Any references in the Prospectus to the following address: "P.O. Box 8314, Boston, MA 02266-8314", shall be replaced with a reference to "P.O. Box 219594, Kansas City, MO 61421-9594".

          . Any references in the Prospectus to the following telephone number: "888-226-9699", shall be replaced with a reference to "800-633-3330".


          . For purposes of the Loomis Sayles Tax-Managed Equity Fund, any reference in the Prospectus to "Loomis Sayles Funds I" shall be replaced with a reference to "Loomis Sayles Funds II". For example, under the section entitled "GENERAL INFORMATION", under the sub-section entitled "How to Purchase Shares", the address provided for purchasing shares of the Loomis Sayles Tax-Managed Equity Fund should be replaced with Loomis Sayles Funds II, P.O. Box 219594, Kansas City, MO 61421-9594.



          . References to the Fund's shares in the Prospectus refer to the Fund's Institutional Class shares.


                                                                     SUTXM-0903

THE RISK/RETURN SUMMARY FOR THE LOOMIS SAYLES TAX-MANAGED EQUITY FUND IS REVISED AS FOLLOWS

The text under and including the heading "BAR CHART" is replaced with the following text:


BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares. Prior to May 12, 2003, the Fund's name was the Loomis Sayles Provident Fund and the Fund was managed using different investment strategies./1,3/


                                    [CHART]

Total Return

1996/2/   1997/2/   1998   1999   2000    2001    2002
-------   -------  -----  -----  -----  ------  ------
 15.6%     15.7%   34.2%  18.6%  17.4%  -11.7%  -13.0%



The Fund's year-to-date total return through June 30, 2003: up 7.85%/3/


/1/ The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997. Prior to May 27, 1999, the Fund's name was the Loomis Sayles Core Growth Fund.

/3/ The annual total returns shown reflect the results of the Loomis Sayles Tax-Managed Equity Fund, a series of Loomis Sayles Funds I (the "Predecessor Fund") through December 31, 2002. The year-to-date total return shown reflects the results of the Predecessor Fund from January 1, 2003 through June 30, 2003. The assets and liabilities of the Predecessor Fund were reorganized into the Fund on September 12, 2003.


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.1% (fourth quarter, 1998), and the Fund's worst quarter was down 12.5% (third quarter, 2002).

The text under and including the heading "PERFORMANCE TABLE" is replaced with the following text:

PERFORMANCE TABLE The following table compares the performance of the Fund's Institutional Class shares (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1,2/


--------------------------------------------------------------------------------
                                                              Since Inception/3/
                                              1 Year  5 Years     (10/1/95)
--------------------------------------------------------------------------------
LOOMIS SAYLES TAX-MANAGED EQUITY FUND
RETURN BEFORE TAXES - INSTITUTIONAL CLASS     -12.95%   7.51%       9.49%
RETURN AFTER TAXES - INSTITUTIONAL CLASS/4/
  Return After Taxes on Distributions         -13.11%   2.36%       5.47%
  Return After Taxes on Distributions and
   Sale of Fund Shares                         -7.95%   4.68%       6.69%
STANDARD & POOR'S 500 INDEX                   -22.10%  -0.59%       7.49%/5/

(Index returns reflect no deduction for fees, expenses or taxes)

/1/ The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ Average annual total returns shown for Institutional Class shares of the Fund reflect the results of shares of the Predecessor Fund through December 31, 2002.
/3/ The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
/4/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/5/ Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.

Within the section entitled "MANAGEMENT", under the sub-section entitled "Investment Adviser", the first paragraph is replaced with the following text:

          . The Board of Trustees of Loomis Sayles Funds I (in the case of the Loomis Sayles Tax-Managed Equity Fund, the Board of Trustees of Loomis Sayles Funds II) oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02110.

Within the section entitled "GENERAL INFORMATION", following the sub-section entitled "How to Redeem Shares", the following new sub-section is added:

          .   HOW TO EXCHANGE SHARES




              You may exchange Retail Class shares of your Fund, subject to investment minimums, for Retail Class shares of any other series of Loomis Sayles Funds II or any series of Loomis Sayles Funds I that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of CDC Nvest Cash Management Trust, which is advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles. You may exchange Admin Class shares of your Fund, subject to investment minimums, for Admin Class shares of any other series of Loomis Sayles Funds II or any series of Loomis Sayles Funds I that offers Admin Class shares without paying a sales charge, if any, or for Class A shares of CDC Nvest Cash Management Trust. You may exchange Institutional Class shares of your Fund, subject to investment minimums, for Institutional Class shares of any other series of Loomis Sayles Funds II or any series of Loomis Sayles Funds I that offers Institutional Class shares, for Class Y shares of any other series of Loomis Sayles Funds II, any series of Loomis Sayles

              Funds I or any CDC Nvest Fund that offers Class Y shares or for Class A shares of the CDC Nvest Cash Management Trust or CDC Nvest Tax Exempt Money Market Trust, which is also advised by CDC IXIS Asset Management Advisers, L.P.



Within the section entitled "GENERAL INFORMATION", the paragraph of the sub-section entitled "How to Purchase Shares", is revised to read as follows:



The minimum initial investment for the Loomis Sayles Small Company Growth Fund is $3,000,000. The minimum initial investment for the Loomis Sayles Mid Cap Growth Fund is $2,500,000. The minimum initial investment for the Loomis Sayles Tax-Managed Equity Fund is $250,000. Each subsequent investment must be at least $50,000.





[FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT POST-EFFECTIVE AMENDMENT.]

Within the section entitled "MORE INFORMATION ABOUT THE FUNDS", the following changes are made:

          . The last sentence of the fourth paragraph under this section, which states "You may need to refer to the Funds' file number, which is listed at the bottom of this page", is amended to read as follows:

              You may need to refer to the Fund's file number, which is listed at the bottom of this page.


          . The text following the fourth paragraph under this section is replaced in its entirety with the following text:


                 Loomis Sayles Tax-Managed Equity Fund
                 File No. 811-6241

                 All Other Funds
                 File No. 811-8282


                 P.O. Box 219594


                 Kansas City, MO 61421-9594

                 800-633-3330
                 www.loomissayles.com



ADDITIONAL INFORMATION:






On May 7, 2003, the Board of Trustees of the Trust (the "Board") approved a new tax-managed approach as a principal investment strategy for the Fund to become effective June 1, 2003. In light of this new investment strategy, the Board also voted to change the name of the Fund to the Loomis Sayles Tax-Managed Equity Fund. As a result of these changes, effective June 1, 2003, the "Principal Investment Strategies" and "Principal Risks" sections of the Fund's Prospectus are revised to read as follows:


Principal Investment Strategies. The Fund invests primarily in common stocks and other equity securities. The Fund may invest in companies of any size. In seeking its investment objective, the Fund will use a tax-managed approach in an effort to minimize the effect of U.S. federal (and, in some cases, state) income tax on investment returns for investors who are subject to such tax. This approach may involve, among other techniques, reducing the Fund's net capital gains by selling stocks on which it has an unrealized loss, minimizing portfolio turnover, and identifying tax lots when selling part of a portfolio position.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimate over the next several years. In addition, Loomis Sayles may use a variety of valuation measures, including a company's price-to-earnings, price-to-book and price-to-cash flow ratios.




The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, real estate investment trusts and Rule 144A securities.


Principal Risks. Among the principal risks of investing in the Fund are the following:

  . Market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);

  . Liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them);

  . Interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);

  . Management risk (the risk that Loomis Sayles' investment techniques, including any techniques designed to minimize the effect of U.S. federal income tax on investment returns, will be unsuccessful and may cause the Fund to incur losses);

  . Credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);

  . Tax risk (the risk that the Fund may be unsuccessful in minimizing the effect of U.S. federal income tax on investment returns); and

  . Derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment).


Effective June 1, 2003, Mark Shank, Vice President of Loomis Sayles, joined Robert Ix as co-portfolio manager of the Fund. Mr. Shank has been employed at Loomis Sayles since 1983.





Effective July 1, 2003, the Trusts' distributor changed to CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. All reference to Loomis Sayles Distributors, L.P. in the Prospectus are replaced with CDC IXIS Asset Management Distributors, L.P. CDC IXIS Asset Management Distributors, L.P. is affiliated with Loomis, Sayles & Company, L.P., the investment adviser to the Trusts' series.


Effective July 1, 2003 the names of the Trusts changed as follows:

              Former Name               New Name
              -----------               --------
              Loomis Sayles Funds       Loomis Sayles Funds II
              Loomis Sayles Investment  Loomis Sayles Funds I
              Trust

                                              LOOMIS SAYLES MID CAP GROWTH FUND

                                                   LOOMIS SAYLES PROVIDENT FUND

                                        LOOMIS SAYLES SMALL COMPANY GROWTH FUND

[LOGO] LOOMIS SAYLES Investment Trust

                                                  prospectus . february 1, 2003

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

TABLE OF CONTENTS


           RISK/RETURN SUMMARY                                     1
             General Information.................................  1
             Loomis Sayles Mid Cap Growth Fund...................  2
             Loomis Sayles Provident Fund........................  4
             Loomis Sayles Small Company Growth Fund.............  6
             Summary of Principal Risks..........................  8

           EXPENSES OF THE FUNDS                                  11

           MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK
           CONSIDERATIONS                                         12

           MANAGEMENT                                             21
             Investment Adviser.................................. 21
             Distribution Plan................................... 21
             Portfolio Managers.................................. 21

           GENERAL INFORMATION                                    23
             Pricing............................................. 23
             How to Purchase Shares.............................. 23
             How to Redeem Shares................................ 25
             Dividends and Distributions......................... 26
             Tax Consequences.................................... 26

           FINANCIAL HIGHLIGHTS                                   28

RISK/RETURN SUMMARY

general information

   The following is a summary of certain key information about the Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

   This Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. Each Fund's summary pages include a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after these summary pages.

   More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.

   The Risk/Return Summary includes bar charts showing the Funds' annual returns and tables showing the Funds' average annual returns. The bar charts and tables provide an indication of the historical risk of an investment in each Fund by showing:
.. how the Fund's performance varied from year-to-year over the life of the
  Fund; and
.. how the Fund's average annual returns for one year, five years (if applicable), and over the life of the Fund compared to those of a broad-based securities market index.

   A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

   You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
loomis sayles mid cap growth fund

   Investment Objective The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

   Principal Investment Strategies The Fund invests primarily in common stocks or other equity securities (which may include securities offered in secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index, although the Fund may invest in companies of any size.

   In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

   The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.

   Principal Risks Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

   Bar Chart The following bar chart shows the Fund's performance for its first full calendar year of performance./1/

                                    [CHART]

 2002
------
-36.5%


   The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was down 1.27%, (fourth, quarter 2002) and the Fund's worst quarter was down 19.83% (second, quarter 2002).

   Performance Table The following table compares the performance of the Fund (before and after taxes) to the Russell Midcap Growth Index. The index is unmanaged, has no operating costs, and is included to facilitate your comparison of the Fund's performance to a broad-based market index with similar objectives. The Russell Midcap Growth Index is comprised of those Russell 2000 companies with higher price-to-book and higher forecasted growth values.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-------------------------------------------------------------------------------
                                                                        Since
                                                                      Inception
                                                              1 Year  (2/28/01)
-------------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund (Return Before Taxes)       -36.50%  -33.79%
Return After Taxes/2/
 Return After Taxes on Distributions                          -36.50%  -33.79%
 Return After Taxes on Distributions and Sale of Fund Shares  -22.41%  -26.00%
Russell Midcap Growth Index                                   -27.41%  -20.08%3

(Index returns reflect no deduction for fees, expenses or taxes)
1 The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
loomis sayles provident fund

   Investment Objective The Fund's investment objective is long-term capital growth.

   Principal Investment Strategies The Fund invests primarily in common stocks or other equity securities. The Fund may invest in companies of any size.

   In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes will experience earnings growth rates that are above average and better than consensus earnings estimates over the next several years. In addition, Loomis Sayles may use a variety of valuation measures including a companies price-to-earnings, price-to-book and price to cash flow ratios.

   The Fund also may invest in U.S. Government securities, when-issued securities, convertible securities, zero coupon securities, real estate investment trusts, and Rule 144A securities.

   Principal Risks Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them);
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses);
.. credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund); and
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment).

   Bar Chart The following bar chart shows year-to-year changes in the performance of the Fund. Until May 27, 1999, the Fund's name was the Loomis Sayles Core Growth Fund./2 /

                                    [CHART]


1996/1/   1997/1/   1998    1999    2000    2001     2002
-------   -------  ------  ------  ------  -------  ------
 15.6%     15.7%   34.2%   18.6%   17.4%   -11.7%   -13.0%

   The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 21.1% (fourth quarter, 1998), and the Fund's worst quarter was down 12.5% (third quarter, 2002).

   Performance Table The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/2/

------------------------------------------------------------------------------------------
                                                                                 Since
                                                                               Inception
                                                               1 year  5 years (10/1/95)1
------------------------------------------------------------------------------------------
Loomis Sayles Provident Fund (Return Before Taxes)             -12.95%   7.51%    9.49%
Returns After Taxes/3/
 Returns After Taxes on Distributions                          -13.11%   2.36%    5.47%
 Returns After Taxes on Distributions and Sale of Fund Shares   -7.95%   4.68%    6.69%
Standard & Poor's 500 Index                                    -22.10%  -0.59%    7.49%/4/

   (Index returns reflect no deduction for fees, expenses or taxes)
1 The Fund was registered under the Investment Company Act of 1940 and commenced operations on October 1, 1995. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.
2 The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/3/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/4/ Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
loomis sayles small company growth fund

   Investment Objective The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

   Principal Investment Strategies The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the remainder of its assets in companies of any size, including larger capitalization companies.

   In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that Loomis Sayles believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

   The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.

   Principal Risks Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Bar Chart The following bar chart shows year-to-year changes in the performance for the Fund/1/.

                                    [CHART]

 2000    2001    2002
------  ------  ------
-15.4%  -32.3%  -40.1%



The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 24.2% (fourth quarter, 2001), and the Fund's worst quarter was down 30.7% (first quarter, 2001).

Performance Table The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Growth Index. These indexes are unmanaged, have no operating costs, and are included to facilitate your comparison of the Fund's performance to broad-based market indexes. The Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2000 Growth Index is comprised of those Russell 2000 companies with higher price-to-book and higher forecasted growth values.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2002/1/

---------------------------------------------------------------------------------
                                                                        Since
                                                                      Inception
                                                              1 Year  (5/7/99)
---------------------------------------------------------------------------------
Loomis Sayles Small Company Growth Fund (Return Before Taxes) -40.12%  -12.69%
Return After Taxes/2/
 Return After Taxes on Distributions                          -40.12%  -12.80%
 Return After Taxes on Distributions and Sale of Fund Shares  -24.63%   -9.74%
Russell 2000 Index                                            -20.48%   -1.96%/3/
Russell 2000 Growth Index                                     -30.26%  -10.84%/3/

(Index returns reflect no deduction for fees, expenses or taxes)
1 The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the after tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/ Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

SUMMARY OF PRINCIPAL RISKS

   The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

market risk

   This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of the stock will usually react more strongly than bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

   Market risk generally is greater for Funds that invest substantially in small and medium-sized companies, such as the Loomis Sayles Mid Cap Growth Fund, and the Loomis Sayles Small Company Growth Fund, since these companies tend to be more vulnerable to adverse developments than large companies.

foreign risk

   This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

   The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

   Funds that invest in emerging markets may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

currency risk

   This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

leveraging risk

   When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Funds may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.

derivatives risk

   Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

liquidity risk

   Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

management risk

   Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

credit risk

   This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each of the Funds may be subject to credit risk to the extent that it invests in fixed income securities or over-the-counter transactions.

   Funds that invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

interest rate risk

   This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

   The Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest, such as zero coupon securities.

EXPENSES OF THE FUNDS

   The following tables present the expenses that you would pay if you buy and hold shares of a Fund.

   None of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                     Total Annual        Fee
                                                             Fund    Waiver/
                    Management Distribution    Other    Operating Reimburse-       Net
Fund                      Fees (12b-1) Fees Expenses     Expenses      ment* Expenses*
--------------------------------------------------------------------------------------
Loomis Sayles Mid
Cap Growth Fund       0.75%        none       1.13       1.88        0.98      0.90%
--------------------------------------------------------------------------------------
Loomis Sayles
Provident Fund        0.50%        none       0.64       1.14        0.49      0.65%
--------------------------------------------------------------------------------------
Loomis Sayles Small
Company Growth
Fund                  0.75%        none       0.32       1.07        0.17      0.90%
--------------------------------------------------------------------------------------

* Reflects Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2004.

example

   The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

   This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


Fund                                    1 year* 3 years* 5 years* 10 years*
---------------------------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund         92      496      925      2,121
---------------------------------------------------------------------------
Loomis Sayles Provident Fund              66      314      580      1,342
---------------------------------------------------------------------------
Loomis Sayles Small Company Growth Fund   92      323      574      1,290
---------------------------------------------------------------------------

* Expenses shown for the Funds include the fee waiver/reimbursement for the first year of each period.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND
RISK CONSIDERATIONS

   This section provides more information on each Fund's investments and risk considerations. Except for each Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies may be changed without a vote of the Fund's shareholders.

   Except where specifically noted elsewhere in this Prospectus, each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

   To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), each Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

   Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

temporary defensive strategies

   For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

portfolio turnover

   Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

common stocks and other equity securities

   Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

      Growth Stocks Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Mid Cap Growth Fund, the Loomis Sayles Provident Fund, and the Loomis Sayles Small Company Growth Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

      Value Stocks Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

when-issued securities

   A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

real estate investment trusts

   Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

   REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

   A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

rule 144a securities

   Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Investment Trust's trustees, that a particular issue of Rule 144A securities is liquid.

foreign securities

   Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

   A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

   Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

   In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

   In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

foreign currency hedging transactions

   Foreign currency hedging transactions may allow a Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

   Foreign currency transactions involve costs and may result in losses.

options and futures transactions

   Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Funds may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

   Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

   A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

   The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

   The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

   The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

repurchase agreements

   In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

securities lending

   Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

   Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

investment companies

   Investment companies, including companies such as iShares and "SPDRs," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of the Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder in an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

u.s. government securities

   U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

   Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

   Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

   Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

   The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

(for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

   In addition to investing directly in U.S. Government securities, a Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

zero coupon securities

   Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If a Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

convertible securities

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

MANAGEMENT

investment adviser

   The Board of Trustees of Loomis Sayles Investment Trust oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

   Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

   As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:


Fund                                    Management Fee
------------------------------------------------------
Loomis Sayles Mid Cap Growth Fund......     0.75%
------------------------------------------------------
Loomis Sayles Provident Fund...........     0.50%
------------------------------------------------------
Loomis Sayles Small Company Growth Fund     0.75%
------------------------------------------------------

   Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2004.

distribution plan

   Loomis Sayles Investment Trust (the "Trust") has entered into a distribution agreement with Loomis Sayles Distributors, L.P. Pursuant to this agreement, Loomis Sayles Distributors, L.P. serves as principal underwriter of various funds of the Trust. Loomis Sayles Distributors, L.P. receives no fees under this agreement.

portfolio managers

   The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except where noted, each of these portfolio managers has been employed by Loomis Sayles for at least five years.




[LOGO] LOOMIS SAYLES INVESTMENT TRUST

   Loomis Sayles Mid Cap Growth Fund Christopher R. Ely, Philip C. Fine, and David L. Smith, Vice Presidents of Loomis Sayles and of Loomis Sayles Investment Trust, have served as portfolio managers of the Fund since its inception in 2001.

   Loomis Sayles Provident Fund Robert Ix, Vice President of Loomis Sayles and of Loomis Sayles Investment Trust, has served as portfolio manager of the Fund since September, 2002. Prior to joining Loomis Sayles in 1999, Mr. Ix served as a Portfolio Manager at The Bank of New York.

   Loomis Sayles Small Company Growth Fund Christopher R. Ely, Philip C. Fine, and David L. Smith have served as portfolio managers of the Fund since its inception in 1999.

GENERAL INFORMATION

pricing

   The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of each Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the Exchange is open for trading.

   Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

   Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these foreign investments may be valued at their fair value.

how to purchase shares

   You can buy shares of each Fund by submitting a completed application form and payment to Loomis Sayles Funds at the following address:

    Loomis Sayles Funds
    PO Box 8314
    Boston, MA 02266-8314

   For an application form, or if you have questions, you may call Loomis Sayles Funds at 888-226-9699.

   Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

   Shares of each Fund may be purchased by (1) cash, (2) exchanging securities acceptable to Loomis Sayles Funds, or (3) a combination of such methods.

   All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. In addition, the Funds will not accept checks drawn on credit cards. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

   After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

   You also may wire subsequent investments by using the following wire instructions:

    State Street Bank and Trust Company
    Boston, MA 02101
    ABA No. 011000028
    DDA 9904-622-9
    Mutual Funds f/b/o Loomis Sayles Investment Trust
    (Name of Fund)
    (Your Name)
    (Your account number)

   Your bank may charge a fee for transmitting funds by wire.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, the Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short-term swings in the market.

The minimum initial investment for the Loomis Sayles Small Company Growth Fund is $3,000,000. The minimum initial investment for the Loomis Sayles Mid Cap Growth Fund and the Loomis Sayles Provident Fund is $2,500,000. Each subsequent investment must be at least $50,000.

   Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion.

   In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 888-226-9699.

   This program will continue in effect, unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your request via letter to Loomis Sayles Funds, P.O. Box 8314, Boston MA 02266-8314 and we will resume separate mailings within 30 days of your request.

how to redeem shares

   You can redeem shares of each Fund any day the NYSE is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

   Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

   You may make redemptions from each Fund by sending a written request that includes the name of the Fund, the exact name(s) in which the shares are registered, your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to Loomis Sayles Funds at the following address:

    Loomis Sayles Funds
    PO Box 8314
    Boston, MA 02266-8314

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

   All owners of the shares must sign the written request in the exact names in which the shares are registered. The owners should indicate any special



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity).

   Redemption by the Funds If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

dividends and distributions

   It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each of the Funds generally declares and pays such dividends annually. Each Fund also distributes all of its net realized capital gains after applying any capital loss carryforwards. Any capital gains distributions normally are made annually in December, but may be made more frequently as deemed advisable by the Trustees. The Trustees may change the frequency with which each Fund declares or pays dividends.

   You may choose to:
.. Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of the distributions or have the distributions transferred through Automated Clearing House
  ("ACH") to a bank of your choice.

   If you do not select an option when you open your account, all distributions will be reinvested.

tax consequences

   The discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state, or local tax consequences. You should consult your tax adviser for more information on how an investment in a Fund will affect your own tax situation. Because the Funds are designed primarily for tax-exempt investors, such as pension plans, endowments, and foundations, the Funds are not managed with a view to reducing taxes.

   Distributions by a Fund to retirement plans and other investors that qualify for tax-exempt treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such retirement plans. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of a Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

   The discussion below, to the extent relating to shareholder-level consequences, relates solely to taxable shareholders.

   Distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of net short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, less any net long-term capital losses, are taxable as ordinary income. Properly designated distributions of net long-term capital gains, which result from the sale of securities that a Fund had held for more than one year, less any net short-term capital losses, are taxable as long-term capital gains (generally, taxable at a maximum rate of 20%).

   Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above.

   A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on those securities. You may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

   A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   In addition to income tax on a Fund's distributions, any gain that results if your shares are sold or redeemed generally is subject to income tax. (An exchange of Fund shares for shares of another Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax.)

   The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST
financial highlights

   The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

   This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 888-226-9699.

LOOMIS SAYLES MID CAP GROWTH FUND

                                                              Year Ended    Feb. 28* to
                                                            Sept. 30, 2002 Sept. 30, 2001
-----------------------------------------------------------------------------------------
Net asset value, beginning of period.......................     $ 5.99         $10.00
                                                                ------         ------
Income from investment operations--........................
  Net investment income (loss).............................      (0.05)#        (0.03)#
  Net realized and unrealized gain (loss) on investments...      (1.20)         (3.98)
                                                                ------         ------
   Total from investment operations........................      (1.25)         (4.01)
                                                                ------         ------
Net asset value, end of period.............................     $ 4.74         $ 5.99
                                                                ======         ======
Total return (%)**.........................................      (20.9)         (40.1)+
Net assets, end of period (000)............................     $5,929         $7,483
Ratio of net expenses to average net assets (%)***.........       0.90           0.90++
Ratio of gross expenses to average net assets (%)                 1.88           1.93++
Ratio of net investment income (loss) to average net assets
 (%).......................................................      (0.81)         (0.62)++
Portfolio turnover rate (%)................................        216            145+

*  Commencement of operations on February 28, 2001.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

LOOMIS SAYLES PROVIDENT FUND

                                                       Year Ended
                               ----------------------------------------------------------
                               Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,  Dec. 31,
                                 2002      2001      2000      1999      1998*      1997
------------------------------------------------------------------------------------------
Net asset value, beginning of
 period.......................  $  7.67   $ 11.16   $ 13.46   $ 13.59   $ 12.26   $ 11.48
                                -------   -------   -------   -------   -------   -------
Income from investment
 operations--.................
  Net investment income
   (loss).....................     0.06#     0.12#     0.12      0.04      0.10      0.10
  Net realized and unrealized
   gain (loss) on
   investments................    (0.81)    (1.60)     2.43      3.87      1.23      1.68
                                -------   -------   -------   -------   -------   -------
   Total from investment
    operations................    (0.75)    (1.48)     2.55      3.91      1.33      1.78
                                -------   -------   -------   -------   -------   -------
Less distributions--..........
  Dividends from net
   investment income..........    (0.14)    (0.09)    (0.07)    (0.10)     0.00     (0.10)
  Distributions from net
   realized capital gains.....     0.00     (1.92)    (4.78)    (3.94)     0.00     (0.90)
                                -------   -------   -------   -------   -------   -------
   Total distributions........    (0.14)    (2.01)    (4.85)    (4.04)     0.00     (1.00)
                                -------   -------   -------   -------   -------   -------
Net asset value, end of
 period.......................  $  6.78   $  7.67   $ 11.16   $ 13.46   $ 13.59   $ 12.26
                                =======   =======   =======   =======   =======   =======
Total return (%)**............    (10.1)    (15.9)     25.3      31.7      10.9+     15.7
Net assets, end of period
 (000)........................  $17,426   $19,211   $23,718   $21,886   $20,910   $38,544
Ratio of net expenses to
 average net assets
 (%)***.......................     0.65      0.65      0.65      0.65      0.65++    0.65
Ratio of gross expenses to
 average net assets (%).......     1.14      1.05      0.95      1.00      1.03++    0.89
Ratio of net investment
 income (loss) to average
 net assets (%)...............     0.72      1.29      1.00      0.30      0.74++    0.87
Portfolio turnover rate (%)...      188       300       356       250        96+      109

  * For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
  ** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 *** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
  +  Periods less than one year are not annualized.
  ++ Annualized for periods less than one year.
  # Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES SMALL COMPANY GROWTH FUND

                                                           Year Ended
                                                 -----------------------------
                                                   Sept.                        May 7* to
                                                    30,    Sept. 30,  Sept. 30, Sept. 30,
                                                   2002      2001       2000      1999
-------------------------------------------------------------------------------------------
Net asset value, beginning of period............ $  8.07    $ 19.78   $  11.67   $ 10.00
                                                 -------    -------   --------   -------
Income from investment operations--.............
  Net investment income (loss)..................   (0.07)#    (0.07)#    (0.06)    (0.01)
  Net realized and unrealized gain (loss) on
   investments..................................   (2.23)    (11.45)      8.17      1.68
                                                 -------    -------   --------   -------
   Total from investment operations.............   (2.30)    (11.52)      8.11      1.67
                                                 -------    -------   --------   -------
Less distributions--............................
  Distributions from net realized capital gains.    0.00      (0.19)      0.00      0.00
                                                 -------    -------   --------   -------
Net asset value, end of period.................. $  5.77    $  8.07   $  19.78   $ 11.67
                                                 =======    =======   ========   =======
Total return (%)**..............................   (28.5)     (58.6)      69.5      16.7+
Net assets, end of period (000)................. $48,014    $69,710   $133,784   $17,674
Ratio of net net expenses to average net
 assets (%)***..................................    0.90       0.90       0.90      0.90++
Ratio of gross expenses to average net assets
 (%)............................................    1.07       1.02       0.99      2.17++
Ratio of net investment income (loss) to average
 net assets (%).................................   (0.82)     (0.61)     (0.51)    (0.51)++
Portfolio turnover rate (%).....................     157        150        174        56+

  *  Commencement of operations on May 7, 1999.
  ** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
 *** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
  +  Periods less than one year are not annualized.
  ++ Annualized for periods less than one year.
  # Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



[LOGO] LOOMIS SAYLES INVESTMENT TRUST

   For more information about the Funds:

   The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAI, the auditor's report, and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

   In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

   You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Investment Trust Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 888-226-9699.

   You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number, which is listed at the bottom of this page.

   Loomis Sayles Investment Trust
   One Financial Center
   Boston, MA 02111
   888-226-9699
   www.loomissayles.com

   File No. 811-8282

[LOGO] Loomis Sayles
LOOMIS SAYLES INVESTMENT TRUST
One Financial Center
Boston MA 02111

Telephone (888) 226-9699
www.loomissayles.com

                          [LOGO] CDC NVEST FUNDS/SM/
                                 CDC IXIS Asset
                          Management Distributors


WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 14

Management Team.......... Page 19

Fund Services............ Page 21

Financial Performance.... Page 34

                                    [GRAPHIC]




  CDC Nvest Funds

[LOGO] LOOMIS SAYLES & Company L.P.

Loomis Sayles Growth Fund



Loomis Sayles International Equity Fund



Loomis Sayles Research Fund



Loomis Sayles Investment Grade Bond Fund


                                                                     Prospectus

                                                             September 15, 2003


The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
399 Boylston Street, Boston, Massachusetts 02116
800-225-5478
www.cdcnvestfunds.com

Table of Contents



 Goals, Strategies & Risks
 Loomis Sayles Growth Fund............................. 2.
 Loomis Sayles International Equity Fund............... 5.
 Loomis Sayles Research Fund........................... 8.
 Loomis Sayles Investment Grade Bond Fund............. 11.
 Fund Fees & Expenses
 Fund Fees & Expenses................................. 14.
 More About Risk
 More About Risk...................................... 17.
 Management Team
 Meet the Funds' Investment Adviser................... 19.
 Meet the Funds' Portfolio Managers................... 20.
 Fund Services
 Investing in the Funds............................... 21.
 How Sales Charges Are Calculated..................... 22.
 Ways to Reduce or Eliminate Sales Charges............ 24.
 It's Easy to Open an Account......................... 25.
 Buying Shares........................................ 26.
 Selling Shares....................................... 27.
 Selling Shares in Writing............................ 28.
 Exchanging Shares.................................... 29.
 Restrictions on Buying, Selling and Exchanging Shares 29.
 How Fund Shares Are Priced........................... 30.
 Dividends and Distributions.......................... 31.
 Tax Consequences..................................... 31.
 Compensation to Securities Dealers................... 32.
 Additional Investor Services......................... 33.
 Financial Performance
 Financial Performance................................ 34.
 Glossary of Terms
 Glossary of Terms.................................... 38.


   If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

   To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

   Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.


                   See the back cover of this Prospectus for


                     important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Growth Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LGRRX   PENDING PENDING


 Investment Goal


   The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.


 Principal Investment Strategies

   Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
   In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
   Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
   The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.
.. Engage in foreign currency hedging transactions.
.. Invest in Rule 144A securities.

.. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.


   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)
 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

   For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
3

 Evaluating the Fund's Past Performance


   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


   The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.



                                    [CHART]
                                                                                More recent return information
(total return)+                                                                 (1/1/03 - 6/30/03): up 13.7%
                                                                                (up triangle) Highest Quarterly Return:
1993    1994    1995    1996    1997    1998    1999     2000   2001     2002                 Fourth Quarter 1999, up 33.2%
-----   -----   -----   -----   -----   -----   -----   ------  ------   ------ (down triangle) Lowest Quarterly Return:
 9.2%   -3.6%   30.8%   19.9%   24.2%   12.6%   42.2%   -16.2%  -24.8%   -23.1%                 Fourth Quarter 2000, down
                                                                                                23.2%



   + The returns shown in the bar chart above reflect the results of the Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.


--------------------------------------------------------------------------------
                                                                             4

   The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index (the "S&P 500"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks, and the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell
1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 and Russell 1000 Growth returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+




                                                                                                       Since Fund
Average Annual Total Returns                                                                           Inception
(for the periods ended December 31, 2002)+                      Past 1 Year Past 5 Years Past 10 Years (5/16/91)
Class A - Return Before Taxes                                     -27.57%      -6.07%        4.14%       5.87%
   Return After Taxes on Distributions*                           -27.57%     -10.43%        2.69%       2.04%
   Return After Taxes on Distributions & Sales of Fund Shares*    -16.93%      -5.28%       -0.11%       4.23%
Class B - Return Before Taxes                                     -27.62%      -6.05%        3.97%       5.60%
Class C - Return Before Taxes                                     -25.31%      -5.85%        3.86%       5.51%
S&P 500**++                                                       -22.10%      -0.59%        9.34%       9.51%
Russell 1000 Growth**++                                           -27.88%      -3.84%        6.70%       7.51%


   + The returns shown in the table above reflect the results of the Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B and C shares were not outstanding during the periods shown. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.


   ++ The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of stocks in which the Fund can invest.

   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

   ** The returns of each Index do not reflect the effect of taxes. Since inception data for the indices covers the period from the month-end following the Fund's inception date through December 31, 2002. The returns of each Index are calculated from 5/31/91.




   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
5

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles International Equity Fund

Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Alexander Muromcew, John Tribolet and Eswar
             Menon
Category: International Equity

Ticker Symbol: Class A Class B Class C
               -----------------------
               LIERX   PENDING PENDING

 Investment Goal

   The Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

   Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund generally focuses on stocks of larger companies, but the Fund may invest in securities issued by companies of any size and in securities of issuers located in countries with emerging markets.

   Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution.

   In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

   In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.


   Loomis Sayles uses a "No-Walls Decision Making/SM/" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the teams to be leveraged.

   The Fund may also:
.. Engage in foreign currency hedging transactions and options and futures transactions.
.. Invest in real estate investment trusts ("REITs").
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
  REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
  Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the

--------------------------------------------------------------------------------
                                                                             6

 Evaluating the Fund's Past Performance

   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


   The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.



                                    [CHART]

(total return)+

 1993  1994   1995  1996   1997   1998   1999    2000    2001    2002  More recent return information (1/1/03 -
-----  -----  ----  -----  -----  -----  -----  ------  ------  ------ 6/30/03): up 10.6%
38.5%  -1.8%  8.7%  18.3%  -1.3%  9.0%   89.5%  -27.8%  -23.3%  -19.3% (up arrow) Highest Quarterly Return: Fourth
                                                                                  Quarter 1999, up 65.5%
                                                                       (down arrow) Lowest Quarterly Return: Third
                                                                                    Quarter 2002, down 18.5%



   + The returns shown in the bar chart above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.


--------------------------------------------------------------------------------
7

  Fund's exposure to stock market values, interest rates or the currency exchange rate.
  Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

   For additional information see the section entitled "More About Risk."


 Principal Investment Risks- continued

   The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE"), an unmanaged index of the performance of companies representing stock markets in Europe, Australia, New Zealand and the Far East. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+




                                                                                                       Since Fund
Average Annual Total Returns                                                                           Inception
(for the periods ended December 31, 2002)+                      Past 1 Year Past 5 Years Past 10 Years (5/10/91)
Class A - Return Before Taxes                                     -23.98%      -2.80%        4.16%       3.42%
   Return After Taxes on Distributions*                           -23.88%      -4.32%        2.19%       1.69%
   Return After Taxes on Distributions & Sales of Fund Shares*    -14.63%      -2.49%        2.89%       2.34%
Class B - Return Before Taxes                                     -24.12%      -3.00%        3.67%       2.84%
Class C - Return Before Taxes                                     -21.73%      -2.80%        3.57%       2.75%
MSCI EAFE**                                                       -15.94%      -2.89%        4.00%       2.80%


   + The returns shown in the table above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B and C shares were not outstanding during the periods shown. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.

   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

   ** The returns of the Index do not reflect the effect of taxes. Since inception data for the index covers the period from the month-end closest to the Fund's inception date through December 31, 2002. The returns of the Index are calculated from 4/30/91.


   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             8

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Research Fund



Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Team Management
Category: Large-Cap Equity


Ticker Symbol: Class A Class B Class C
               -----------------------
               LSRRX   PENDING PENDING

 Investment Goal

   The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

   The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
   Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index, meet by team to decide which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. The Fund is "style neutral" -- Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the S&P 500 Index.
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.
.. Engage in foreign currency hedging transactions, options and futures transactions, and securities lending.
.. Invest in Rule 144A securities.

.. Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.


   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)
 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
  Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.
  Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
  Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.
  Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

   For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
9

 Evaluating the Fund's Past Performance

   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


   The bar chart shows the Fund's total returns for Class A shares since inception.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.



                                    [CHART]
                                            More recent return information
   (total return)+                          (1/1/03 - 6/30/03): up 11.90%
                                            (up triangle) Highest Quarterly Return: Fourth
    2001      2002                                        Quarter 2001, up 13.6%
   ------    ------                         (down triangle) Lowest Quarterly Return:  Third
   -13.8%    -22.0%                                         Quarter 2002, down 18.5%


+ The returns shown in the bar chart above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.


--------------------------------------------------------------------------------
                                                                             10

   The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Standard & Poor's 500 Index (the "S&P 500"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+




                                                               Since Fund
Average Annual Total Returns                                   Inception
(for the periods ended December 31, 2002)+         Past 1 Year (7/31/00)
Class A - Return Before Taxes                        -25.90%    -20.28%
   Return After Taxes on Distributions*              -25.95%    -20.38%
   Return After Taxes on Distributions & Sales of
     Fund Shares*                                    -15.90%    -15.70%
Class B - Return Before Taxes                        -26.53%    -20.32%
Class C - Return Before Taxes                        -24.21%    -19.63%
Standard & Poor's 500 Index**                        -22.10%    -17.05%


   + The returns shown in the table above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Class A has been based on performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B and C shares were not outstanding during the periods shown. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.

   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

   ** The returns of the Index do not reflect the effect of taxes. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002. The returns of the Index are calculated from 7/31/00.


   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
11

 Evaluating the Fund's Past Performance - continued

                                    [GRAPHIC]



Goals, Strategies & Risks

Loomis Sayles Investment Grade Bond Fund



Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Steven Kaseta
Category: Corporate Income


Ticker Symbol: Class A Class B Class C
               -----------------------
               LIGRX   PENDING PENDING

 Investment Goal

   The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies


   Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 10% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

   In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
   Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
   Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, and commercial paper.

.. Invest in zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, convertible securities and real estate investment trusts ("REITs").


.. Engage in foreign currency hedging transactions, repurchase agreements, options and futures transactions, swap transactions and securities lending.

.. Invest in Rule 144A securities.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
  Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

--------------------------------------------------------------------------------
                                                                             12

  REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

  Derivative Securities. Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

   For additional information see the section entitled "More About Risk." Evaluating the Fund's Past Performance

   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


   The bar chart shows the Fund's total returns for Class A shares since inception.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.



                                    [CHART]

   1997    1998    1999   2000    2001    2002
  ------  ------  ------ ------  ------  ------- More recent return information (1/1/03 -
   14.3%   2.0%    3.6%   11.0%   5.7%    10.6%  6/30/03): up 13.9%
                                                 (up arrow) Highest Quarterly Return: Second
                                                            Quarter 1997, up 6.6%
                                                 (down arrow) Lowest Quarterly Return: Third
                                                              Quarter 1998, down 3.3%


   + The returns shown in the bar chart above reflect the results of Retail Class shares of the Fund through December 31, 2002, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses of Class A shares. For periods before the inception of Retail Class shares (January 31, 2002) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses paid by Class A shares. The restatement of the Fund's performance to reflect Class A expenses is based on the net expenses of the Classes after taking into effect the Fund's current expense cap arrangements.


--------------------------------------------------------------------------------
13

   The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government/Credit Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman Brothers Government/Credit Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+




                                                                                         Since Fund
Average Annual Total Returns                                                             Inception
(for the periods ended December 31, 2002)+                      Past 1 Year Past 5 Years (12/31/96)
Class A - Return Before Taxes                                      5.62%       5.73%       7.11%
   Return After Taxes on Distributions*                            3.32%       3.12%       4.38%
   Return After Taxes on Distributions & Sales of Fund Shares*     3.36%       3.26%       4.32%
Class B - Return Before Taxes                                      4.09%       5.32%       6.77%
Class C - Return Before Taxes                                      7.36%       5.53%       6.77%
Lehman Brothers Government/Credit Bond Index**                    11.04%       7.62%       7.97%


   + The returns shown in the table above reflect the results of Retail Class shares of the Fund, which were converted to Class A shares on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (January 31, 2002) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B and C shares were not outstanding during the periods shown. The restatement of the Fund's performance to reflect Classes A, B, and C expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.

   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 12/31/96.


   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             14

                                    [GRAPHIC]




Fund Fees & Expenses

   The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

   (fees paid directly from your investment)

                                               All Funds Except
                                            Investment Grade Bond Fund Investment Grade Bond Fund
                                            Class A  Class B  Class C  Class A  Class B  Class C
Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)(1)(2)                              5.75%    None     1.00%    4.50%    None     1.00%
Maximum deferred sales charge (load) (as a
   percentage of original purchase price or
   redemption proceeds, as applicable)(2)     (3)     5.00%    1.00%     (3)     5.00%    1.00%
Redemption fees                              None*    None*    None*    None*    None*    None*

(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."
(2) Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."


* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses/+/

   (expenses that are deducted from Fund assets, as a percentage of average daily net assets)


                         Loomis Sayles           Loomis Sayles                 Loomis Sayles
                        Growth Fund/1/      International Equity Fund/2/     Research Fund/3/
                    Class A Class B Class C Class A   Class B   Class C  Class A Class B  Class C
Management fees      0.50%   0.50%   0.50%   0.75%     0.75%     0.75%     0.50%   0.50%    0.50%
Distribution and/or
   service
   (12b-1) fees**    0.25%   1.00%*  1.00%*  0.25%     1.00%*    1.00%*    0.25%   1.00%*   1.00%*
Other expenses       4.45%   4.45%   4.45%   1.69%     1.69%     1.69%   213.14% 213.14%  213.14%
Total annual fund
   operating
   expenses          5.20%   5.95%   5.95%   2.69%     3.44%     3.44%   213.89% 214.64%  214.64%
Fee Waiver and/or
   expense
   reimbursement     4.10%   4.10%   4.10%   1.44%     1.09%     1.09%   212.79% 212.64%  212.64%
Net Expenses         1.10%   1.85%   1.85%   1.25%     2.35%     2.35%     1.10%   2.00%    2.00%


--------------------------------------------------------------------------------
15

                                                       Loomis Sayles
                                                 Investment Grade Bond Fund/4/
                                                 Class A   Class B   Class C
      Management fees                              0.40%     0.40%     0.40%
      Distribution and/or service (12b-1) fees**   0.25%     1.00%*    1.00%*
      Other expenses                             190.94%   190.94%   190.94%
      Total annual fund operating expenses       191.59%   192.34%   192.34%
      Fee Waiver and/or expense reimbursement    190.79%   190.64%   190.64%
      Net Expenses                                  .80%     1.70%     1.70%



+ Classes B and C shares of each Fund were not outstanding during 2002. Expense information in this table for those classes is based on estimated amounts for the current fiscal year. Retail Class shares converted into Class A shares on September 12, 2003. Expenses for Class A shares are based on the former Retail Class expenses, adjusted to take into account Class A's current fees and expenses.


* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets.


1 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.10%, 1.85% and 1.85% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.



2 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.25%, 2.35% and 2.35% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.



3 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.10%, 2.00% and 2.00% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.



4 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 0.80%, 1.70% and 1.70% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.


--------------------------------------------------------------------------------
                                                                             16

                                    [GRAPHIC]





Fund Fees & Expenses


 Example

   This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
   The example assumes that:
.. You invest $10,000 in the Fund for the time periods indicated;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
   Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                         Loomis Sayles                           Loomis Sayles
                          Growth Fund                      International Equity Fund
            Class A     Class B         Class C     Class A     Class B         Class C
                      (1)     (2)     (1)     (2)             (1)     (2)     (1)     (2)
1 year..... $   681 $   688 $   188 $   386 $   286 $   831 $   847 $   347 $   543 $   443
3 years     $ 1,697 $ 1,704 $ 1,404 $ 1,490 $ 1,490 $ 1,362 $ 1,356 $ 1,056 $ 1,146 $ 1,146
5 years.... $ 2,709 $ 2,797 $ 2,597 $ 2,671 $ 2,671 $ 1,918 $ 1,988 $ 1,788 $ 1,870 $ 1,870
10 years**  $ 5,223 $ 5,345 $ 5,345 $ 5,526 $ 5,526 $ 3,423 $ 3,553 $ 3,553 $ 3,783 $ 3,783
                         Loomis Sayles                     Loomis Sayles Investment
                         Research Fund                          Grade Bond Fund
            Class A     Class B         Class C     Class A     Class B         Class C
                      (1)     (2)     (1)     (2)             (1)     (2)     (1)     (2)
1 year..... $ 9,038 $ 9,049 $ 8,988 $ 9,010 $ 8,998 $ 8,746 $ 8,774 $ 8,697 $ 8,726 $ 8,711
3 years     $10,208 $10,220 $10,220 $10,218 $10,218 $10,220 $10,231 $10,230 $10,228 $10,228
5 years.... $10,225 $10,238 $10,238 $10,236 $10,236 $10,255 $10,266 $10,266 $10,263 $10,263
10 years**+ $10,226 $10,239 $10,239 $10,236 $10,236 $10,256 $10,267 $10,267 $10,264 $10,264


(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.

* The example is based on the net expenses for the Growth Fund for the one year period and on the Total Annual Fund Operating Expenses for all other periods. For all other Funds, the example is based on the Total Annual Fund Operating Expenses for all periods.

** Class B shares automatically convert to Class A shares after 8 years;
   therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

+ Based on the annual average net assets as of September 30, 2002, without the expense reimbursement the expenses of the class would exceed the value of the account during the sixth year for Loomis Sayles Research Fund and during the seventh year for the Loomis Sayles Investment Grade Bond Fund.


--------------------------------------------------------------------------------
17

                                    [GRAPHIC]



More About Risk
More About Risk


   The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

   Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.


   Credit Risk (Investment Grade Bond Fund) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than Funds that do not invest in such securities.


   Currency Risk (All Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

   Emerging Markets Risk (All Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


   Extension Risk (Investment Grade Bond Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.


   Foreign Risk (All Funds) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging securities markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.


   High Yield Risk (Investment Grade Bond Fund) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.


   Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.


   Interest Rate Risk (Investment Grade Bond Fund) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


   Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

   Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

   Management Risk (All Funds) The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

   Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

   Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

   Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the

--------------------------------------------------------------------------------
                                                                             18

Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

   Political Risk (All Funds) The risk of losses directly attributable to government or political actions.


   Prepayment Risk (Investment Grade Bond Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.



   Small Capitalization Companies Risk (Growth, Research and International Equity Fund) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.



   Valuation Risk (All Funds) The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.


                                    [GRAPHIC]



More About Risk

More About Risk


--------------------------------------------------------------------------------
19

                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser


   The CDC Nvest Funds family (as described below) currently includes 25 mutual funds. CDC Nvest Funds had $4.2 billion in assets under management as of June 30, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund and Loomis Sayles Investment Grade Bond Fund (each a "Fund"), which, along with the CDC Nvest Income Funds, CDC Nvest Tax Free Income Funds, CDC Nvest Equity Funds and CDC Nvest Star Funds (each a "CDC Nvest Fund"), constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (each a "Money Market Fund"), constitute the "Money Market Funds."


 Adviser


   Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to each Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of June 30, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for each Fund.



   The advisory fees paid by the Funds during the fiscal year ended September 30, 2002, as a percentage of each Fund's average daily net assets, were 0.50% for Loomis Sayles Growth Fund, 0.75% for Loomis Sayles International Equity Fund, 0.50% for Loomis Sayles Research Fund, and 0.40% for Loomis Sayles Investment Grade Bond Fund.


 Portfolio Trades


   In placing portfolio trades, Loomis Sayles may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.


--------------------------------------------------------------------------------
                                                                             20

                                    [GRAPHIC]



Management Team
Meet the Funds' Portfolio Managers

Mark B. Baribeau

   Mark B. Barbibeau co-manages the Loomis Sayles Growth Fund. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He received a M.A. from University of Maryland and a B.A. from University of Vermont. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Pamela N. Czekanski


   Pamela N. Czekanski co-manages the Loomis Sayles Growth Fund. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She received a B.A. from Middlebury College. Ms. Czekanski holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.


Daniel J. Fuss


   Daniel J. Fuss co-manages the Loomis Sayles Investment Grade Bond Fund. He also serves as portfolio manager of Loomis Sayles Strategic Income Fund. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss received a B.S. and an M.B.A. from Marquette University. He holds the designation of Chartered Financial Analyst and has over 35 years of investment experience.


Steven Kaseta


   Steven Kaseta co-manages the Loomis Sayles Investment Grade Bond Fund. Mr. Kaseta, Vice President of Loomis Sayles, joined the firm in 1994. He received a A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 21 years of investment experience.


Lauriann Kloppenburg


   Lauriann Kloppenburg leads a team of Loomis Sayles research analysts in managing the Loomis Sayles Research Fund. Ms. Kloppenburg, Vice President and Director of Equity Research of Loomis Sayles, joined the firm in 1982. She received a B.A. from Wellesley College. Ms. Kloppenburg has over 21 years of investment experience.


Eswar Menon


   Eswar Menon co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Menon, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Menon was a portfolio manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 through 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California and a B.S. from Indian Institute of Technology, Madras, India. He has over 13 years of investment experience.


Alexander Muromcew


   Alex Muromcew co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Muromcew, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management from 1996 to 1999. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 12 years of investment experience.


Richard D. Skaggs


   Richard D. Skaggs co-manages the Loomis Sayles Growth Fund. Mr. Skaggs, Vice President of Loomis Sayles, joined the firm in 1984. He received a M.S.M. and B.S. from Oakland University. Mr. Skaggs has over 16 years of investment experience.


John Tribolet


   John Tribolet co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, he was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 through 1999.
Mr. Tribolet received a B.S. from Columbia University and an M.B.A. from the University of Chicago. He has over 10 years of investment experience.


--------------------------------------------------------------------------------
21

                                    [GRAPHIC]



Fund Services
Investing in the Funds


 Choosing a Share Class

   Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

 Class A Shares

.. You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

.. You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.


.. Investors who were Retail Class Shareholders of the Funds as of September 12,
  2003 and who are not subject to applicable sales charges may purchase additional Class A shares of a CDC Nvest Fund without the imposition of a sales charge.


 Class B Shares

.. You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

.. Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

.. Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.
 Class C Shares

.. You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

.. You pay higher annual expenses than Class A shares.

.. You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

.. Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

.. Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.




   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses" in this Prospectus.


 Certificates

   Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

--------------------------------------------------------------------------------
                                                                             22

                                    [GRAPHIC]



Fund Services
How Sales Charges Are Calculated

 Class A Shares

   The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.


                          Class A Sales Charges
                      All Funds Except Investment Grade
                                Bond Fund
                        As a % of         As a % of
Your Investment       offering price   your investment
Less than $ 50,000...     5.75%             6.10%
$   50,000 - $ 99,999     4.50%             4.71%
$  100,000 - $249,999     3.50%             3.63%
$  250,000 - $499,999     2.50%             2.56%
$  500,000 - $999,999     2.00%             2.04%
$1,000,000 or more*..     0.00%             0.00%



                         Class A Sales Charges
                            Investment Grade
                               Bond Fund
                       As a % of       As a % of
Your Investment      offering price your investment
Less than $ 100,000.     4.50%           4.71%
$ 100,000 - $249,999     3.50%           3.63%
$ 250,000 - $499,999     2.50%           2.56%
$ 500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*.     0.00%           0.00%


* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

 Class B Shares

   The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:


  Class B Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    5.00%
       2nd                    4.00%
       3rd                    3.00%
       4th                    3.00%
       5th                    2.00%
       6th                    1.00%
    Thereafter                0.00%


 Class C Shares

   The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.


  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%


--------------------------------------------------------------------------------
23

 How the CDSC Is Applied to Your Shares

   The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

.. for year one, applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.


A CDSC will not be charged on:

.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

   To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Funds


   If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of deter-mining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.


--------------------------------------------------------------------------------
                                                                             24

                                    [GRAPHIC]



Fund Services
Ways to Reduce or Eliminate Sales Charges

 Class A Shares

Reducing Sales Charges

   There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:
.. Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest
  Fund provided in this prospectus over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
.. Combining Accounts -- allows you to combine shares of multiple CDC Nvest
  Funds as provided in this prospectus and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

   These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

 Class A or Class C Shares

Eliminating Sales Charges and CDSCs

   Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Fund Trustees and other individuals who are affiliated with any CDC Nvest
  Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with at least 100 eligible employees
  (one-year CDSC may apply);
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;
.. Investments of $25,000 or more in CDC Nvest Fund or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

   You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

   If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.


 Class A, B or C Shares


Eliminating the CDSC

   As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

.. to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);
.. to make payments through a systematic withdrawal plan; or .. due to shareholder death or disability.

   If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

--------------------------------------------------------------------------------
25

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account


 To Open an Account with CDC Nvest Funds:

1.Read this Prospectus carefully.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                Minimum to Open an
                                                                  Account Using
                                                 Minimum to     Investment Builder     Minimum for
Type of Account                                Open an Account or Payroll Deduction Existing Accounts

Any account other than those listed below          $2,500              $25                $100
Accounts registered under the Uniform Gifts to
Minors Act ("UGMA") or the Uniform Transfers
to Minors Act ("UTMA")                             $2,500              $25                $100
Individual Retirement Accounts ("IRAs")              $500              $25                $100
Coverdell Education Savings Accounts                 $500              $25                $100
Retirement plans with tax benefits such as
corporate pension, profit sharing and Keogh
plans                                                $250              $25                $100
Payroll Deduction Investment Programs for
SARSEP*, SEP, SIMPLE IRA, 403(b)(7) and
certain other retirement plans                        $25              N/A                 $25

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.

 Self-Servicing Your Account

   Buying or selling shares is easy with the services described below:
                    CDC Nvest Funds Personal Access Line(R)

                             800-225-5478, press 1

                            CDC Nvest Funds Web Site

                             www.cdcnvestfunds.com

   You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Fund prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

   Please see the following pages for other ways to buy, exchange or sell your shares.

--------------------------------------------------------------------------------
                                                                             26

                                    [GRAPHIC]



Fund Services
Buying Shares

                                    Opening an Account                               Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
 By Mail
                     . Make out a check in U.S. dollars for the       . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC Nvest         investment amount, payable to "CDC Nvest
  [GRAPHIC]            Funds." Third party checks and "starter"         Funds." Third party checks and "starter"
                       checks will not be accepted.                     checks will not be accepted.
                     . Mail the check with your completed             . Complete the investment slip from an account
                       application to CDC Nvest Funds, P.O. Box         statement or include a letter specifying the
                       219579, Kansas City, MO 64121-9579.              Fund name, your class of shares, your account
                                                                        number and the registered account name(s).
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into  . Call your investment dealer or CDC Nvest
                       which you are exchanging by calling your         Funds at 800-225-5478 or visit
  [GRAPHIC]            investment dealer or CDC Nvest Funds at          www.cdcnvestfunds.com to request an
                       800-225-5478.                                    exchange.
                     . Call your investment dealer or CDC Nvest
                       Funds or visit www.cdcnvestfunds.com to
                       request an exchange.
 By Wire
                     . Call CDC Nvest Funds at 800-225-5478 to        . Visit www.cdcnvestfunds.com to add shares
                       obtain an account number and wire transfer       to your account by wire. Instruct your bank to
  [GRAPHIC]            instructions. Your bank may charge you for       transfer funds to State Street Bank & Trust
                       such a transfer.                                 Company, ABA# 011000028, and DDA #
                                                                        99011538.
                                                                      . Specify the Fund name, your class of shares,
                                                                        your account number and the registered
                                                                        account name(s). Your bank may charge you
                                                                        for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Ask your bank or credit union whether it is a  . Call CDC Nvest Funds at 800-225-5478 or
                       member of the ACH system.                        visit www.cdcnvestfunds.com to add shares to
  [GRAPHIC]          . Complete the "Bank Information" section on       your account through ACH.
                       your account application.                      . If you have not signed up for the ACH system,
                     . Mail your completed application to CDC           please call CDC Nvest Funds or visit
                       Nvest Funds, P.O. Box 219579, Kansas City,       www.cdcnvestfunds.com for a Service
                       MO 64121-9579.                                   Options Form.
 Automatic Investing Through Investment Builder
                     . Indicate on your application that you would    . Please call CDC Nvest Funds at 800-225-5478
                       like to begin an automatic investment plan       or visit www.cdcnvestfunds.com for a Service
  [GRAPHIC]            through Investment Builder and the amount of     Options Form. A signature guarantee may be
                       the monthly investment ($25 minimum).            required to add this privilege.
                     . Include a check marked "Void" or a deposit     . See the section entitled "Additional Investor
                       slip from your bank account.                     Services."

--------------------------------------------------------------------------------
27

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
   Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your
 Investment Dealer
                     . Call your investment dealer for information.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may
  [GRAPHIC]            be required. See the section entitled "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City,
                       MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330
                       West 9th Street, Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
  [GRAPHIC]          . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in
  [GRAPHIC]            your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
                     . If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at
  [GRAPHIC]            800-225-5478 or visit www.cdcnvestfunds.com for a Service Options Form.
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see
  [GRAPHIC]            above).


 By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)
                     . Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
  [GRAPHIC]          . Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.


--------------------------------------------------------------------------------
                                                                             28

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

              A signature guarantee     A notary public cannot
              protects you against      provide a signature
              fraudulent orders and is  guarantee. A sig-nature
              necessary if:             guarantee can be
              . your address of record  obtained from one of the
                has been changed        following sources:
                within the past 30      . a financial
                days;                     representative or
              . you are selling more      securities dealer;
                than $100,000 worth of  . a federal savings
                shares and you are        bank, cooperative, or
                requesting the            other type of bank;
                proceeds by check;      . a savings and loan or
              . a proceeds check for      other thrift
                any amount is either      institution;
                mailed to an address    . a credit union; or
                other than the address  . a securities exchange
                of record or not          or clearing agency.
                payable to the
                registered owner(s); or
              . the proceeds are sent
                by check, wire, or in
                some circumstances ACH
                to a bank account
                other than a
                previously established
                bank on file.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified             . The request must include the signatures of all those authorized to sign, including title.
 retirement benefit    . Signature guarantee, if applicable (see above).
 plans (except CDC
 Nvest Funds
 prototype
 documents)
 Individual            . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,    . The request must include the signatures of all persons authorized to sign, including title, if
 sole                    applicable.
 proprietorship,       . Signature guarantee, if applicable (see above).
 UGMA/UTMA (minor      . Additional documentation may be required.
 accounts)
 Corporate or          . The request must include the signatures of all persons authorized to sign, including title.
 association
 accounts
 Owners or trustees    . The request must include the signatures of all trustees authorized to sign, including title.
 of trust accounts     . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                       . Signature guarantee, if applicable (see above).
 Joint tenancy         . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants      . Copy of the death certificate.
 are deceased          . Signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney     . The request must include the signatures of the attorney-in-fact, indicating such title.
 (POA)                 . A signature guarantee.
                       . Certified copy of the POA document stating it is still in full force and effect, speci-
                         fying the exact Fund and account number, and certified within 30 days of receipt of instructions.*
 Executors of          . The request must include the signatures of all those authorized to sign, including
 estates,                capacity.
 administrators,       . A signature guarantee.
 guardians,            . Certified copy of court document where signer derives authority, e.g., Letters of
 conservators            Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

--------------------------------------------------------------------------------
29

                                    [GRAPHIC]



Fund Services
Exchanging Shares


   In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers such Class of shares, without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

 Purchase and Exchange Restrictions

   Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

 Selling Restrictions

   The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

 Restriction                                                       Situation
 The Fund may suspend the right of redemption or postpone          . When the New York Stock Exchange (the "Exchange") is
 payment for more than 7 days:                                       closed (other than a weekend/holiday)
                                                                   . During an emergency
                                                                   . Any other period permitted by the SEC
 The Fund reserves the right to suspend account services or re-    . With a notice of a dispute between registered owners
 fuse transaction requests:                                        . With suspicion/evidence of a fraudulent act
 The Fund may pay the redemption price in whole or in part by a    . When it is detrimental for a Fund to make cash payments as
 distribution in kind of readily marketable securities in lieu of    determined in the sole discretion of the adviser or
 cash or may take up to 7 days to pay a redemption request in        subadviser
 order to raise capital:
 The Fund may withhold redemption proceeds until the check or      . When redemptions are made within 10 calendar days of
 funds have cleared:                                                 purchase by check or ACH of the shares being redeemed

   If you hold certificates representing your shares, they must be sent with your request for it to be honored.
   It is recommended that certificates be sent by registered mail.

 Small Account Policy


   The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.


--------------------------------------------------------------------------------
                                                                             30

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


      Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                         ------------------------------------------------
                                  Number of outstanding shares

   The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

   Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

   Generally, Fund securities are valued as follows:

.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.

.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.

.. Options -- last sale price, or if not available, last offering price.

.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

   The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

--------------------------------------------------------------------------------
31

                                    [GRAPHIC]



Fund Services
Dividends and Distributions


   The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Loomis Sayles Investment Grade Bond Fund declares and pays dividends monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund and Loomis Sayles Research Fund generally declare and pay dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


   Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

   . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

   . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

   .  Receive all distributions in cash.

   For more information or to change your distribution option, contact the CDC Nvest Funds in writing or call 800-225-5478.

   If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

   Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.


   For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. Capital gains realized before May 6, 2003 will not qualify for the reduced rate. For more information, see the Statement of Additional Information, under "Income Dividends, Capital Gain Distributions and Tax Status."


   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.


--------------------------------------------------------------------------------
                                                                             32

   The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

   Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

   A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including International Equity Fund and Investment Grade Bond Fund) would be reduced by any corporate taxes payable by the REIT.

   The redemption, sale or exchange of a Fund's shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

   You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers


   As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


   The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

--------------------------------------------------------------------------------
33

                                    [GRAPHIC]



Fund Services
Additional Investor Services

Retirement Plans
   CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
   This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program
   This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
   CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
   This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)
   This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site
   Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.


--------------------------------------------------------------------------------
                                                                             34

                                    [GRAPHIC]



Financial Performance


The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in Retail Class shares of the Fund (assuming reinvestment of all dividends and distributions). Retail Class shares were converted to Class A shares on September 12, 2003. Class B and Class C shares are newly formed, and were not offered during the periods shown. Except for the period ended March 31, 2003, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.




LOOMIS SAYLES GROWTH FUND (CLASS A)/1/




                                                                For the Period
                                                                Sept. 30, 2002                     Year Ended
                                                                      to       ---------------------------------------------------
                                                                Mar. 31, 2003  Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                                                 (unaudited)     2002      2001      2000      1999      1998*
-                                                               -              ---------------------------------------------------
Net asset value, beginning of period                                $ 3.65      $ 4.12    $14.80    $11.06    $11.59    $12.59
                                                                    ------      ------    ------    ------    ------    ------
Income (loss) from investment operations--
  Net investment income (loss)                                       (0.01)#     (0.03)#   (0.04)#   (0.07)    (0.06)    (0.03)
  Net realized and unrealized gains (loss) on investments             0.12       (0.44)    (7.31)     4.83      2.98     (0.97)
                                                                    ------      ------    ------    ------    ------    ------
   Total from investment operations                                   0.11       (0.47)    (7.35)     4.76      2.92     (1.00)
                                                                    ------      ------    ------    ------    ------    ------
Less distributions--
  Distributions from net realized capital gains                       0.00        0.00     (3.33)    (1.02)    (3.45)     0.00
                                                                    ------      ------    ------    ------    ------    ------
Net asset value, end of period                                      $ 3.76      $ 3.65    $ 4.12    $14.80    $11.06    $11.59
                                                                    ======      ======    ======    ======    ======    ======
Total return (%)***                                                    3.0+      (11.4)    (50.9)     45.3      30.6      (7.9)+
Net assets, end of period (000)                                     $  543      $  456    $  518    $1,028    $  649    $  516
Ratio of net expenses to average net assets (%)****                   1.10++      1.10      1.10      1.10      1.10      1.10++
Ratio of gross expenses to average net assets (%)                     3.91++      5.20      4.11      3.29      4.43      4.74++
Ratio of net investment income (loss) to average net assets (%)      (0.33)++    (0.65)    (0.42)    (0.61)    (0.65)    (0.58)++
Portfolio turnover rate (%)                                            108+        192       281       203       164       118+





                                                                Jan. 2** to
                                                                 Dec. 31,
                                                                   1997
-
Net asset value, beginning of period                              $13.44
                                                                  ------
Income (loss) from investment operations--
  Net investment income (loss)                                     (0.07)
  Net realized and unrealized gains (loss) on investments           3.16
                                                                  ------
   Total from investment operations                                 3.09
                                                                  ------
Less distributions--
  Distributions from net realized capital gains                    (3.94)
                                                                  ------
Net asset value, end of period                                    $12.59
                                                                  ======
Total return (%)***                                                 24.2+
Net assets, end of period (000)                                   $  194
Ratio of net expenses to average net assets (%)****                 1.10++
Ratio of gross expenses to average net assets (%)                  12.96++
Ratio of net investment income (loss) to average net assets (%)    (0.42)++
Portfolio turnover rate (%)                                          116+



/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles Growth Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003.

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.
# Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
35

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (CLASS A)/1/



                                                                For the Period
                                                                Sept. 30, 2002                    Year Ended
                                                                 to Mar. 31,   -------------------------------------------------
                                                                     2003      Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                                                 (unaudited)     2002      2001      2000      1999      1998*
-----------------------------------------------------------------              --------------------------------------------------
Net asset value, beginning of period                                $ 7.70      $ 9.50    $17.31    $13.73    $10.70    $11.28
                                                                    ------      ------    ------    ------    ------    ------
Income (loss) from investment operations--
  Net investment income (loss)                                        0.04#       0.02#     0.02#    (0.05)#    0.05      0.10
  Net realized and unrealized gain (loss) on investments             (0.17)      (1.80)    (5.89)     4.67      3.28     (0.68)
                                                                    ------      ------    ------    ------    ------    ------
   Total from investment operations                                  (0.13)      (1.78)    (5.87)     4.62      3.33     (0.58)

                                                                    ------      ------    ------    ------    ------    ------
Less distributions--
  Dividends from net investment income                                0.00       (0.02)     0.00     (0.04)    (0.10)     0.00
  Distributions from net realized capital gains                       0.00       (0.00)    (1.94)    (1.00)    (0.20)     0.00
                                                                    ------      ------    ------    ------    ------    ------
   Total distributions                                                0.00       (0.02)    (1.94)    (1.04)    (0.30)     0.00
                                                                    ------      ------    ------    ------    ------    ------
Net asset value, end of period                                      $ 7.57      $ 7.70    $ 9.50    $17.31    $13.73    $10.70
                                                                    ======      ======    ======    ======    ======    ======
Total return (%)***                                                   (1.7)+     (18.8)    (34.7)     33.9      31.6      (5.1)+
Net assets, end of period (000)                                     $1,319      $1,338    $2,793    $5,588    $  261    $  150
Ratio of net expenses to average net assets (%)****                   1.25++      1.25      1.25      1.25      1.25      1.25++
Ratio of gross expenses to average net assets (%)                     2.64++      2.69      1.99      1.67     12.33     10.26++
Ratio of net investment income (loss) to average net assets (%)       1.08++      0.19      0.13     (0.26)     0.29      1.16++
Portfolio turnover rate (%)                                             84+        135       207       226       207        96+




                                                                Jan. 2** to
                                                                 Dec. 31,
                                                                   1997
----------------------------------------------------------------
Net asset value, beginning of period                              $13.16
                                                                  ------
Income (loss) from investment operations--
  Net investment income (loss)                                      0.10#
  Net realized and unrealized gain (loss) on investments           (0.26)
                                                                  ------
   Total from investment operations                                (0.16)

                                                                  ------
Less distributions--
  Dividends from net investment income                             (0.17)
  Distributions from net realized capital gains                    (1.55)
                                                                  ------
   Total distributions                                             (1.72)
                                                                  ------
Net asset value, end of period                                    $11.28
                                                                  ======
Total return (%)***                                                 (1.3)+
Net assets, end of period (000)                                   $  233
Ratio of net expenses to average net assets (%)****                 1.25++
Ratio of gross expenses to average net assets (%)                  16.24++
Ratio of net investment income (loss) to average net assets (%)     0.73++
Portfolio turnover rate (%)                                          119+



/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles International Equity Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003.



* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.

*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.


****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.



+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

# Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.


--------------------------------------------------------------------------------
                                                                             36

                                    [GRAPHIC]



Financial Performance


LOOMIS SAYLES RESEARCH FUND (CLASS A)/1/



                                                For the Period
                                               Sept. 30, 2002 to
                                                 Mar. 31, 2003   Nov. 30, 2001* to
                                                  (unaudited)     Sept. 30, 2002
----------------------------------------------------------------------------------
Net asset value, beginning of period                $ 5.69            $  7.61
                                                    ------            -------
Income (loss) from investment operations--
 Net investment income (loss)                         0.01#              0.01#
 Net realized and unrealized gain (loss) on
   investments                                        0.21              (1.92)
                                                    ------            -------
   Total from investment operations                   0.22              (1.91)
                                                    ------            -------
Less distributions--
 Dividends from net investment income                (0.01)             (0.01)
                                                    ------            -------
Net asset value, end of period                      $ 5.90            $  5.69
                                                    ======            =======
Total return (%)**                                     3.9+             (25.2)+
Net assets, end of period (000)                     $   35            $    17
Ratio of net expenses to average net
 assets (%)***                                        1.10++             1.10++
Ratio of gross expenses to average net
 assets (%)                                          39.22++           213.89++
Ratio of net investment income (loss) to
 average net assets (%)                               0.43++             0.22++
Portfolio turnover rate (%)                             68+               130+



/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles Research Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003.

*  Commencement of operations on November 30, 2001.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
37

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (CLASS A)1,2



                                                                For the Period
                                                                Sept. 30, 2002  For the Period  For the Period
                                                                      to         Jan. 31, 2002   Oct. 1, 2000  ---------
                                                                Mar. 31, 2003         to              to       Sept. 30,
                                                                 (unaudited)    Sept. 30, 2002+ Dec. 18, 2000    2000
-                                                               -               -               -              ----------
Net asset value, beginning of period                               $10.23           $ 10.18         $ 9.91      $ 9.95
                                                                                    -------         ------      ------
Income (loss) from investment operations--
  Net investment income (loss)                                      0.30#              0.39#          0.13#       0.71#
  Net realized and unrealized gain (loss) on investments            0.70               0.04           0.24       (0.05)
                                                                                    -------         ------      ------
   Total from investment operations                                 1.00               0.43           0.37        0.66
                                                                                    -------         ------      ------
Less distributions--
  Dividends from net investment income                             (0.31)             (0.38)         (0.14)      (0.70)
  Distributions from net realized capital gains                     0.00               0.00           0.00        0.00
                                                                    ------          -------         ------      ------
   Total distributions                                             (0.31)             (0.38)         (0.14)      (0.70)
                                                                    ------          -------         ------      ------
Net asset value, end of period                                     $10.92           $ 10.23         $10.14      $ 9.91
                                                                    ======          =======         ======      ======
Total return (%)***                                                   9.9++             4.3++          3.8++       6.9
Net assets, end of period (000)                                    $   82           $    11         $2,426      $2,250
Ratio of net expenses to average net assets (%)****                  0.80+++           0.80+++        0.80+++     0.80
Ratio of gross expenses to average net assets (%)                   37.39+++         191.59+++        1.91+++     3.01
Ratio of net investment income (loss) to average net assets (%)      5.75+++           5.85+++        6.31+++     7.16
Portfolio turnover rate (%)                                            16++              39++            1++        23



                                                                 Year Ended
                                                                ---------------------Jan. 2** to
                                                                Sept. 30, Sept. 30,   Dec. 31,
                                                                  1999      1998*       1997
-                                                               ---------------------
Net asset value, beginning of period                             $10.27    $10.59      $10.00
                                                                 ------    ------      ------
Income (loss) from investment operations--
  Net investment income (loss)                                     0.64      0.48        0.62#
  Net realized and unrealized gain (loss) on investments          (0.03)    (0.49)       0.78
                                                                 ------    ------      ------
   Total from investment operations                                0.61     (0.01)       1.40
                                                                 ------    ------      ------
Less distributions--
  Dividends from net investment income                            (0.67)    (0.31)      (0.69)
  Distributions from net realized capital gains                   (0.26)     0.00       (0.12)
                                                                 ------    ------      ------
   Total distributions                                            (0.93)    (0.31)      (0.81)
                                                                 ------    ------      ------
Net asset value, end of period                                   $ 9.95    $10.27      $10.59
                                                                 ======    ======      ======
Total return (%)***                                                 6.2      (0.2)++     14.3++
Net assets, end of period (000)                                  $2,561    $1,743      $  862
Ratio of net expenses to average net assets (%)****                0.80      0.80+++     0.80+++
Ratio of gross expenses to average net assets (%)                  3.20      5.25+++    10.95+++
Ratio of net investment income (loss) to average net assets (%)    6.60      6.43+++     6.51+++
Portfolio turnover rate (%)                                          42        48++       112++



/1/ The financial information for periods through March 31, 2003 reflects the financial information for the Loomis Sayles Investment Grade Bond Fund's Retail Class shares, which were converted to Class A shares on September 12, 2003.


2 Retail Class shares of the Loomis Sayles Investment Grade Bond Fund were converted into Institutional Class shares on December 18, 2000. Institutional Class shares have been outstanding since January 2, 1997. The Class recommenced operations on January 31, 2002.


+ As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002 the effect to the Retail Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Retail Class decreased from 5.88% to 5.85% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

++ Periods less than one year are not annualized. The portfolio turnover rate as of September 30, 2001 was 15%.
+++ Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
                                                                             38

   Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

   Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

   Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

   Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

   Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

   Discounted price -- The difference between a bond's current market price and its face or redemption value.

   Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

   Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

   Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

   Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

   Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

   Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

   Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

   Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

   Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

   Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

   Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

   Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

   Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

   Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Glossary of Terms

--------------------------------------------------------------------------------
39

   Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

   Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

   Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

   Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

   Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------
                                                                             40

                                     Notes






--------------------------------------------------------------------------------
41

                                     Notes






--------------------------------------------------------------------------------
                                                                             42

                                    [GRAPHIC]



If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Fund's annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

                 CDC IXIS Asset Management Distributors, L.P.,
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
                        Internet: www.cdcnvestfunds.com
                    Important Notice Regarding Delivery of
                            Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund's reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public
                Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC
                              at 1-202-942-8090.

  CDC IXIS Asset Management Distributors, L.P. (CID), and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities
  Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.


  CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its representatives or associated persons, please direct it to CDC IXIS Asset Management Distributors, L.P.,



                  (Investment Company Act File No. 811-6241)


  Attn: Director of Compliance, 399 Boylston Street - 6/th/ Floor, Boston, MA
                       02116 or call us at 800-225-5478.


--------------------------------------------------------------------------------










                                   XL51-0903

                          [LOGO] CDC NVEST FUNDS/SM/
                                 CDC IXIS Asset
                          Management Distributors



WHAT'S INSIDE

Goals, Strategies & Risks  Page 2

Fund Fees & Expenses..... Page 14

Management Team.......... Page 18

Fund Services............ Page 20

Financial Performance.... Page 28

                                    [GRAPHIC]



  CDC Nvest Funds - Class Y
[LOGO] LOOMIS SAYLES & Company L.P.

Loomis Sayles Growth Fund



Loomis Sayles International Equity Fund



Loomis Sayles Research Fund



Loomis Sayles Investment Grade Bond Fund


                                                                     Prospectus

                                                             September 15, 2003


The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

CDC Nvest Funds
399 Boylston Street, Boston, Massachusetts 02116
800-225-5478
www.cdcnvestfunds.com

Table of Contents



 Goals, Strategies & Risks
 Loomis Sayles Growth Fund............................. 2.
 Loomis Sayles International Equity Fund............... 5.
 Loomis Sayles Research Fund........................... 8.
 Loomis Sayles Investment Grade Bond Fund............. 11.
 Fund Fees & Expenses
 Fund Fees & Expenses................................. 14.
 More About Risk
 More About Risk...................................... 16.
 Management Team
 Meet the Funds' Investment Adviser................... 18.
 Meet the Funds' Portfolio Managers................... 19.
 Fund Services
 It's Easy to Open an Account......................... 20.
 Buying Shares........................................ 21.
 Selling Shares....................................... 22.
 Selling Shares in Writing............................ 23.
 Exchanging Shares.................................... 24.
 Restrictions on Buying, Selling and Exchanging Shares 24.
 How Fund Shares Are Priced........................... 25.
 Dividends and Distributions.......................... 26.
 Tax Consequences..................................... 26.
 Compensation to Securities Dealers................... 27.
 Financial Performance
 Financial Performance................................ 28.
 Glossary of Terms
 Glossary of Terms.................................... 32.


   If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

   To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

   Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

See the back cover of this Prospectus for important privacy policy information.

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Growth Fund



Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Mark B. Baribeau, Pamela N. Czekanski and
             Richard D. Skaggs
Category: Large-Cap Equity



Ticker Symbol: Class Y
               -------
                LSGRX


 Investment Goal


   The Fund's investment goal is long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.


 Principal Investment Strategies

   Under normal market conditions, the Fund will invest primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.
   In deciding which securities to buy and sell, Loomis Sayles generally seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.
   Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.
   The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.
.. Engage in foreign currency hedging transactions.
.. Invest in Rule 144A securities.


.. For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

   For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
3

 Evaluating the Fund's Past Performance


   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.+


                                    [CHART]

(total return)+                                                                 More recent return information
                                                                                (1/1/03 - 6/30/03): up 13.80%
1993    1994    1995    1996    1997    1998    1999     2000   2001     2002   (up arrow) Highest Quarterly Return: Fourth
-----   -----   -----   -----   -----   -----   -----   ------  ------   ------            Quarter 1999, up 33.2%
 9.2%   -3.6%   30.8%   19.9%   24.2%   12.6%   42.2%   -16.2%  -24.8%   -23.1% (down arrow) Lowest Quarterly Return: Fourth
                                                                                             Quarter 2000, down 23.3%




More recent return information
(1/1/03 - 6/30/03): up 13.80%
(up arrow) Highest Quarterly Return: Fourth
           Quarter 1999, up 33.2%
(down arrow) Lowest Quarterly Return: Fourth
             Quarter 2000, down 23.3%



   + The returns shown in the bar chart above reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangement.


--------------------------------------------------------------------------------
                                                                             4

   The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Standard & Poor's 500 Index (the "S&P 500"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks, and the Russell 1000 Growth Index ("Russell 1000 Growth"), an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 and Russell 1000 Growth returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+




                                                                                                       Since Fund
Average Annual Total Returns                                                                           Inception
(for the periods ended December 31, 2002)+                      Past 1 Year Past 5 Years Past 10 Years (5/16/91)
Class Y - Return Before Taxes                                     -23.05%      -4.73%        4.90%       6.54%
   Return After Taxes on Distributions*                           -23.05%      -9.10%        0.65%       2.71%
   Return After Taxes on Distributions & Sales of Fund Shares*    -14.15%      -4.28%        3.32%       4.79%
S & P 500 ++**                                                    -22.10%      -0.59%        9.34%       9.51%
Russell 1000 Growth++**                                           -27.88%      -3.84%        6.70%       7.51%


   + The returns shown in the table above reflect the results of the Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.

   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

   ** The returns of each Index do not reflect the effect of taxes. Since inception data for the indices covers the period from the month-end following the Fund's inception date through December 31, 2002. The returns of each Index are calculated from 5/31/91.


   ++ The Russell 1000 Growth Index replaced the S&P 500 Index as the Fund's comparative index because the Fund's adviser believes it is more representative of the types of stocks in which the Fund can invest.


   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
5

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles International Equity Fund



Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Alexander Muromcew, John Tribolet and Eswar
             Menon
Category: International Equity



Ticker Symbol: Class Y
               -------
               LSIEX


 Investment Goal

   The Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

   Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund generally focuses on stocks of larger companies, but the Fund may invest in securities issued by companies of any size and in securities of issuers located in countries with emerging markets.
   Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution.
   In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

   In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.

   Loomis Sayles uses a "No-Walls Decision Making/SM/" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the teams to be leveraged.
   The Fund may also:
.. Engage in foreign currency hedging transactions and options and futures transactions.
.. Invest in real estate investment trusts ("REITs").
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
  REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
  Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the

--------------------------------------------------------------------------------
                                                                             6

  Fund's exposure to stock market values, interest rates or the currency exchange rate.
  Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

   For additional information see the section entitled "More About Risk."


 Evaluating the Fund's Past Performance

   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class Y shares for each of the last ten calendar years.+


                                    [CHART]

(total return)+

 1993  1994   1995  1996   1997   1998   1999    2000    2001    2002  More recent return information (1/1/03 -
-----  -----  ----  -----  -----  -----  -----  ------  ------  ------ 6/30/03): up 10.74%
38.5%  -1.8%  8.7%  18.3%  -1.3%  9.0%   89.5%  -27.8%  -23.3%  -19.3% (up arrow) Highest Quarterly Return: Fourth
                                                                                  Quarter 1999, up 65.8%
                                                                       (down arrow) Lowest Quarterly Return: Third
                                                                                    Quarter 2002, down 18.5%



   + The returns shown in the bar chart above reflect the results of Institutional Class shares of the Fund through December 31, 2002, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangement.


--------------------------------------------------------------------------------
7

   The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE"), an unmanaged index of the performance of companies representing stock markets in Europe, Australia, New Zealand and the Far East. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+



                                                                                                       Since Fund
Average Annual Total Returns                                                                           Inception
(for the periods ended December 31, 2002)+                      Past 1 Year Past 5 Years Past 10 Years (5/10/91)
Class Y - Return Before Taxes                                     -19.04%      -1.28%        4.98%       4.11%
   Return After Taxes on Distributions*                           -19.12%      -2.96%        2.94%       2.33%
   Return After Taxes on Distributions & Sales of Fund Shares*    -11.69%      -1.40%        3.54%       2.90%
MSCI EAFE**                                                       -15.94%      -2.89%        4.00%       2.80%


   + The returns shown in the table above reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.

   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

   ** The returns of the Index do not reflect the effect of taxes. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002. The returns of the Index are calculated from 4/30/91.


   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             8

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Research Fund



Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Team Management
Category: Large-Cap Equity


Ticker Symbol: Class Y
               -------
               LISRX

 Investment Goal

   The Fund seeks to provide long-term growth of capital. The Fund's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

   The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.
   Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the Standard & Poor's 500 Index, meet by team to decide which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. The Fund is "style neutral" -- Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the S&P 500 Index.
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities.
.. Engage in foreign currency hedging transactions, options and futures transactions, and securities lending.
.. Invest in Rule 144A securities.
.. Invest in other investment companies, to the extent permitted by the Investment Company Act of 1940.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
  Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.
  Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
  Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.
  Derivative Securities: Subject to change in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

   For additional information see the section entitled "More About Risk."

--------------------------------------------------------------------------------
9

 Evaluating the Fund's Past Performance


   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.+


                                    [CHART]
                                            More recent return information (1/1/03 -
   (total return)+                          6/30/03): up 12.07%
                                            (up arrow) Highest Quarterly Return: Fourth
    2001      2002                                     Quarter 2001, up 13.6%
   ------    ------                         (down arrow) Lowest Quarterly Return: Third
   -13.8%    -22.0%                                      Quarter 2002, down 18.3%


+ The returns shown in the bar chart above reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangement.


--------------------------------------------------------------------------------
                                                                             10

   The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Standard & Poor's 500 Index (the "S&P 500"), a market value weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+



                                                                    Since Fund
Average Annual Total Returns                                        Inception
(for the periods ended December 31, 2002)+              Past 1 Year (7/31/00)
Class Y - Return Before Taxes                             -21.77%    -18.37%
   Return After Taxes on Distributions*                   -21.91%    -18.52%
   Return After Taxes on Distributions & Sales of Fund
     Shares*                                              -13.37%    -14.30%
Standard & Poor's 500 Index**                             -22.10%    -17.05%


   + The returns shown in the table above reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.

   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

   ** The returns of the Index do not reflect the effect of taxes. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002. The returns of the Index are calculated from 7/31/00.


   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
11

                                    [GRAPHIC]



Goals, Strategies & Risks
Loomis Sayles Investment Grade Bond Fund



Adviser:  Loomis, Sayles & Company, L.P.
             ("Loomis Sayles")
Managers: Daniel J. Fuss and Steven Kaseta
Category: Corporate Income



Ticker Symbol: Class Y
               -------
                LSIIX


 Investment Goal

   The Fund seeks high total investment return through a combination of current income and capital appreciation.

 Principal Investment Strategies

   Under normal market conditions, the Fund will invest at least 80% of its assets in investment grade fixed income securities (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles). In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Although the Fund invests primarily in investment grade fixed income securities, it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 10% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.
   In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
   Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.
   Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
   The Fund may also:
.. Invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).
.. Invest in corporate securities, U.S. Government securities, convertible securities and commercial paper.

.. Invest in zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, and real estate investment trusts ("REITs").

.. Engage in foreign currency hedging transactions, repurchase agreements, options and futures transactions, swap transactions and securities lending. .. Invest in Rule 144A securities.

   A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

 Principal Investment Risks

  Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.
  Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

--------------------------------------------------------------------------------
                                                                             12

  Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.
  REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.
  Derivative Securities. Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.

   For additional information see the section entitled "More About Risk."

 Evaluating the Fund's Past Performance

   The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

   The bar chart shows the Fund's total returns for Class Y shares for each calendar year since it first offered Class Y shares.+


                                    [CHART]

   1997    1998    1999   2000    2001    2002
  ------  ------  ------ ------  ------  ------- More recent return information (1/1/03 -
   14.3%   2.0%    3.6%   11.0%   5.7%    10.6%  6/30/03): up 14.12%
                                                 (up arrow) Highest Quarterly Return: Second
                                                            Quarter 1997, up 6.6%
                                                 (down arrow) Lowest Quarterly Return: Third
                                                              Quarter 1998, down 3.3%



+ The returns shown in the bar chart above reflect the results of Institutional Class shares of the Fund, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the class after taking into effect the Fund's current expense cap arrangement.



--------------------------------------------------------------------------------
13

   The table below shows how the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government/Credit Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and return after taxes on distributions and sales of Fund shares. The Lehman Brothers Government/Credit Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.+




                                                                            Since Fund
Average Annual Total Returns                                                Inception
(for the periods ended December 31, 2002)+         Past 1 Year Past 5 Years (12/31/96)
Class Y - Return Before Taxes                        10.84%       6.97%       8.19%
   Return After Taxes on Distributions*               8.33%       4.23%       5.33%
   Return After Taxes on Distributions & Sales of
     Fund Shares*                                     6.56%       4.20%       5.16%
Lehman Brothers Government/Credit Bond Index**       11.04%       7.62%       7.97%


   + The returns shown in the table above reflect the results of Institutional Class shares of the Fund through December 31, 2002, which were converted to Class Y shares on September 12, 2003. The prior Institutional Class performance has been restated to reflect the expenses of Class Y shares. The restatement of the Fund's performance to reflect Class Y expenses is based on the net expenses of the Class after taking into effect the Fund's current expense cap arrangements.

   * After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.

   ** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 12/31/96.


   For information about the Fund's expenses, see the section entitled "Fund Fees & Expenses."

--------------------------------------------------------------------------------
                                                                             14

                                    [GRAPHIC]



Fund Fees & Expenses

   The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

 Shareholder Fees

   (fees paid directly from your investment)

                                                 All Funds Class Y
Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)                None
Maximum deferred sales charge (load) (as a
    percentage of original purchase price or
    redemption proceeds, as applicable)                None
Redemption fees                                        None*

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Fund Operating Expenses

   (expenses that are deducted from Fund assets, as a percentage of average daily net assets)


                                                                                        Loomis Sayles
                            Loomis Sayles                                                Investment
                               Growth            Loomis Sayles          Loomis Sayles    Grade Bond
                               Fund/1/    International Equity Fund/2/ Research Fund/3/    Fund/4/
                               Class Y              Class Y                Class Y         Class Y
Management fees                 0.50%                0.75%                  0.50%           0.40%
Other expenses                  0.82%                0.68%                  0.96%           0.73%
Total annual fund operating
 expenses                       1.32%                1.43%                  1.46%           1.13%
Fee Waiver and/or expense
 reimbursement                  0.47%                0.43%                  0.61%           0.58%
Net Expenses                    0.85%                1.00%                  0.85%           0.55%



1 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 0.85% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2005 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.



2 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.00% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.



3 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 0.85% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.



4 Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 0.55% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. Without this undertaking, expenses would have been higher.


--------------------------------------------------------------------------------
15

 Example

   This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.
   The example assumes that:
.. You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods;
.. Your investment has a 5% return each year;
.. A Fund's operating expenses remain the same; and .. All dividends and distributions are reinvested.
   Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                                                                Loomis Sayles
         Loomis Sayles       Loomis Sayles       Loomis Sayles Investment Grade
          Growth Fund  International Equity Fund Research Fund    Bond Fund
            Class Y             Class Y             Class Y        Class Y
1 year..    $   87              $  146              $  149          $  115
3 years     $  372              $  452              $  462          $  359
5 years.    $  678              $  782              $  797          $  622
10 years    $1,549              $1,713              $1,746          $1,375



* The example is based on the net expenses for the Growth Fund for the 1-year period and on Total Annual Fund Operating Expenses for all other periods. For all other Funds, the example is based on Total Annual Fund Operating Expenses for all periods.


--------------------------------------------------------------------------------
                                                                             16

                                    [GRAPHIC]



More About Risk
More About Risk

   The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

   Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.


   Credit Risk (Investment Grade Bond Fund) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's adviser are subject to greater credit risk than Funds that do not invest in such securities.


   Currency Risk (All Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

   Emerging Markets Risk (All Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


   Extension Risk (Investment Grade Bond Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.


   Foreign Risk (All Funds) The risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, a Fund that invests in foreign securities could lose its entire investment. When a Fund invests in securities from issuers located in countries with emerging securities markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.


   High Yield Risk (Investment Grade Bond Fund) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic downturn or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.


   Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.


   Interest Rate Risk (Investment Grade Bond Fund) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


   Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

   Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

   Management Risk (All Funds) The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

   Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

   Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

   Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the

--------------------------------------------------------------------------------
17

   Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

   Political Risk (All Funds) The risk of losses directly attributable to government or political actions.


   Prepayment Risk (Investment Grade Bond Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.



   Small Capitalization Companies Risk (Growth, Research and International Equity Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


   Valuation Risk (All Funds) The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

--------------------------------------------------------------------------------
                                                                             18

                                    [GRAPHIC]



Management Team
Meet the Funds' Investment Adviser


The CDC Nvest Funds family (as described below) currently include 25 mutual funds. CDC Nvest Funds had $4.2 billion in assets under management as of June 30, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund and the Loomis Sayles Investment Grade Bond Fund (each a "Fund"), which, along with the CDC Nvest Income Funds, CDC Nvest Tax Free Income Funds, CDC Nvest Equity Funds and CDC Nvest Star Funds (each a "CDC Nvest Fund"), constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (each, a "Money Market Fund"), constitute the "Money Market Funds."


 Adviser


   Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the CDC Nvest Funds. Loomis Sayles is a subsidiary of CDC IXIS North America ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of June 30, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for the CDC Nvest Funds.



   The advisory fees paid by the Funds during the fiscal year ended September 30, 2002, as a percentage of each Fund's average daily net assets, were 0.50% for Loomis Sayles Growth Fund, 0.75% for Loomis Sayles International Equity Fund, 0.50% for Loomis Sayles Research Fund, 0.40% for Loomis Sayles Investment Grade Bond Fund.


 Portfolio Trades


   In placing portfolio trades, Loomis may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, Loomis Sayles' parent company. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.


--------------------------------------------------------------------------------
19

                                    [GRAPHIC]



Management Team

Meet the Funds' Portfolio Managers

Mark B. Baribeau

   Mark B. Barbibeau co-manages the Loomis Sayles Growth Fund. Mr. Baribeau, Vice President of Loomis Sayles, joined the company in 1989. He received a M.A. from University of Maryland and a B.A. from University of Vermont. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Pamela N. Czekanski


   Pamela N. Czekanski co-manages the Loomis Sayles Growth Fund. Ms. Czekanski, Vice President of Loomis Sayles, joined the company in 1995. She received a B.A. from Middlebury College. Ms. Czekanski holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.


Daniel J. Fuss

   Daniel J. Fuss co-manages the Loomis Sayles Investment Grade Bond Fund. He also serves as portfolio manager of Loomis Sayles Strategic Income Fund. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss received a B.S. and an M.B.A. from Marquette University. He holds the designation of Chartered Financial Analyst and has over 35 years of investment experience.

Steven Kaseta


   Steven Kaseta co-manages the Loomis Sayles Investment Grade Bond Fund. Mr. Kaseta, Vice President of Loomis Sayles, joined the firm in 1994. He received an A.B. from Harvard University and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Kaseta has over 21 years of investment experience.


Lauriann Kloppenburg


   Lauriann Kloppenburg leads a team of Loomis Sayles research analysts in managing the Loomis Sayles Research Fund. Ms. Kloppenburg, Vice President and Director of Equity Research of Loomis Sayles, joined the firm in 1982. She received a B.A. from Wellesley College. Ms. Kloppenburg has over 21 years of investment experience.


Eswar Menon


   Eswar Menon co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Menon, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Menon was a portfolio manager for Emerging Countries at Nicholas Applegate Capital Management. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California and a B.S. from Indian Institute of Technology, Madras, India. He has over 13 years of investment experience.


Alexander Muromcew


   Alex Muromcew co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Muromcew, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 12 years of investment experience.


Richard D. Skaggs


   Richard D. Skaggs co-manages the Loomis Sayles Growth Fund. Mr. Skaggs, Vice President of Loomis Sayles, joined the firm in 1984. He received a M.S.M. and B.S. from Oakland University. Mr. Skaggs has over 16 years of investment experience.


John Tribolet


   John Tribolet co-manages the Loomis Sayles International Equity Fund. He also co-manages the Loomis Sayles segment of the CDC Nvest Star International Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, he was a portfolio manager for European Equities at Nicholas Applegate Capital Management. Mr. Tribolet received a B.S. from Columbia University and an MBA from the University of Chicago. He has over 10 years of investment experience.


--------------------------------------------------------------------------------
                                                                             20

                                    [GRAPHIC]



Fund Services
It's Easy to Open an Account

 To Open an Account with CDC Nvest Funds:

1. Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.


   Class Y shares of the Fund may be purchased by the following entities at the following investment minimums:


   A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

.. Other mutual funds, endowments, foundations, bank trust departments or trust companies.

   There is no initial or subsequent investment minimum for:

.. Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

.. Insurance Company Accounts of New England Financial, Metropolitan Life
  Insurance Company ("MetLife") or their affiliates.

.. Separate Accounts of New England Financial, MetLife or their affiliates.

.. Wrap Fee Programs of certain broker-dealers not being paid by the Fund, Loomis Sayles or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

.. Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

.. Deferred Compensation Plan Accounts of New England Life Insurance Company
  ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

.. Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties, and they should contact such parties regarding information regarding such fees.

3.You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4.Use the sections of this Prospectus that follow as your guide for purchasing shares.

 Certificates

   You will not receive certificates representing Class Y shares.

--------------------------------------------------------------------------------
21

                                    [GRAPHIC]



Fund Services
Buying Shares


                                   Opening an Account                              Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
 By Mail
                     . Make out a check in U.S. dollars for the      . Make out a check in U.S. dollars for the
                       investment amount, payable to "CDC Nvest        investment amount, payable to "CDC Nvest
  [GRAPHIC]            Funds." Third party checks and "starter"        Funds." Third party checks and "starter"
                       checks will not be accepted.                    checks will not be accepted.
                     . Mail the check with your completed            . Complete the investment slip from an account
                       application to CDC Nvest Funds, P.O. Box        statement or include a letter specifying the
                       219579, Kansas City, MO 64121-9579.             Fund name, your class of shares, your account
                                                                       number and the registered account name(s).
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into . Call your investment dealer or CDC Nvest
                       which you are exchanging by calling your        Funds at 800-225-5478 to request an
  [GRAPHIC]            investment dealer or CDC Nvest Funds at         exchange.
                       800-225-5478.
                     . Call your investment dealer or CDC Nvest
                       Funds to request an exchange.
 By Wire
                     . Call CDC Nvest Funds at 800-225-5478 to       . Instruct your bank to transfer funds to State
                       obtain an account number and wire transfer      Street Bank & Trust Company, ABA#
  [GRAPHIC]            instructions. Your bank may charge you for      011000028, and DDA # 99011538.
                       such a transfer.                              . Specify the Fund name, your class of shares,
                                                                       your account number and the registered
                                                                       account name(s). Your bank may charge you
                                                                       for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Ask your bank or credit union whether it is a . Call CDC Nvest Funds at 800-225-5478 to
                       member of the ACH system.                       add shares to your account through ACH.
  [GRAPHIC]          . Complete the "Bank Information" section on    . If you have not signed up for the ACH system,
                       your account application.                       please call CDC Nvest Funds for a Service
                     . Mail your completed application to CDC          Options Form.
                       Nvest Funds, P.O. Box 219579, Kansas City,
                       MO 64121-9579.


--------------------------------------------------------------------------------
                                                                             22

                                    [GRAPHIC]



Fund Services
Selling Shares

                      To Sell Some or All of Your Shares
   Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your
 Investment Dealer
                     . Call your investment dealer for information.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds.
  [GRAPHIC]            Additional materials may be required. See the section entitled "Selling Shares in
                       Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City,
                       MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330
                       West 9th Street, Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section entitled "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
  [GRAPHIC]          . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in
  [GRAPHIC]            your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
                     . If you have not signed up for the ACH system on your application, please call CDC Nvest
  [GRAPHIC]            Funds at 800-225-5478 or visit www.cdcnvestfunds.com for a Service Options Form.
                     . Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see
  [GRAPHIC]            above).



--------------------------------------------------------------------------------
23

                                    [GRAPHIC]



Fund Services
Selling Shares in Writing

   If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

            A signature guarantee          A notary public
         protects you against           cannot provide a
         fraudulent orders and is       signature guarantee. A
         necessary if:                  signature guarantee can
         . your address of record       be obtained from one of
           has been changed             the following sources:
           within the past 30           . a financial
           days;                          representative or
         . you are selling more           securities dealer;
           than $100,000 worth of       . a federal savings
           shares and you are             bank, cooperative, or
           requesting the                 other type of bank;
           proceeds by check;           . a savings and loan or
         . a proceeds check for           other thrift
           any amount is either           institution;
           mailed to an address         . a credit union; or
           other than the address       . a securities exchange
           of record or not               or clearing agency.
           payable to the
           registered owner(s); or
         . the proceeds are sent
           by check, wire, or in
           some circumstances ACH
           to a bank account
           other than a
           previously established
           bank on file.

--------------------------------------------------------------------------------
                                                                             24

                                    [GRAPHIC]



Fund Services
Exchanging Shares


You may exchange Class Y shares of your Fund, subject to minimum investment requirements, for Class Y shares of any other fund that offers Class Y shares, for Institutional Class shares of any other series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares or for Class A shares of a Money Market Fund. Former shareholders of the Kobrick Growth Fund who received Class Y shares of the CDC Nvest Large Cap Growth Fund in the reorganization of their Fund may also exchange their shares (load free) for Class A shares of any CDC Nvest Fund that does not offer Class Y shares. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of a fund shares for shares of another fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

 Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

 Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

 Restriction                                                       Situation
 The Fund may suspend the right of redemption or postpone          . When the New York Stock Exchange (the "Exchange") is
 payment for more than 7 days:                                       closed (other than a weekend/holiday)
                                                                   . During an emergency
                                                                   . Any other period permitted by the SEC
 The Fund reserves the right to suspend account services or re-    . With a notice of a dispute between registered owners
 fuse transaction requests:                                        . With suspicion/evidence of a fraudulent act
 The Fund may pay the redemption price in whole or in part by a    . When it is detrimental for a Fund to make cash payments as
 distribution in kind of readily marketable securities in lieu of    determined in the sole discretion of the adviser or
 cash or may take up to 7 days to pay a redemption request in        subadviser
 order to raise capital:
 The Fund may withhold redemption proceeds until the check or      . When redemptions are made within 10 calendar days of
 funds have cleared:                                                 purchase by check or ACH of the shares being redeemed

 Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. This minimum balance fee does not apply to accounts with active investment builder and payroll deduction programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

--------------------------------------------------------------------------------
25

                                    [GRAPHIC]



Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -----------------------------------------------------
                                       Number of outstanding shares

   The net asset value of Fund shares is determined according to this schedule:

.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

   Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

   Generally, Fund securities are valued as follows:

.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.

.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.

.. Options -- last sale price, or if not available, last offering price.

.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

.. All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

   The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

--------------------------------------------------------------------------------
                                                                             26

                                    [GRAPHIC]



Fund Services
Dividends and Distributions


   The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Loomis Sayles Investment Grade Bond Fund declares and pays dividends monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund and Loomis Sayles Research Fund generally declare and pay dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


   Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

   . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

   .  Receive all distributions in cash.

   For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

   If you earn more than $10 annually in taxable income from a CDC Nvest Funds held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

   Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

   For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the reduced long-term capital gain rates described below. "Qualified dividend income" generally includes dividends from domestic and some foreign corporations. In addition, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.


   For taxable years beginning on or before December 31, 2008, long-term capital gain rates applicable to individuals have been temporarily reduced. Capital gains realized before May 6, 2003 will not qualify for the reduced rate. For more information, see the Statement of Additional Information, under "Income Dividends, Capital Gain Distributions and Tax Status."


   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

   The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

--------------------------------------------------------------------------------
27

   Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

   A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including International Equity Fund and Investment Grade Bond Fund) would be reduced by any corporate taxes payable by the REIT.

   The redemption, sale or exchange of a Fund's shares (including an exchange of Fund shares for shares of another CDC Nvest Funds or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

   You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Compensation to Securities Dealers

   The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

--------------------------------------------------------------------------------
                                                                             28

                                    [GRAPHIC]



Financial Performance


The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in Institutional Class shares of the Fund (assuming reinvestment of all dividends and distributions). Institutional Class shares were converted to Class Y shares on September 12, 2003. Except for the period ended March 31, 2003, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.



LOOMIS SAYLES GROWTH FUND (CLASS Y)/1/



                                                                For the Period
                                                                Sept. 30, 2002                            Year Ended
                                                                      to        -----------------------------------------
                                                                Mar. 31, 2003   Sept. 30,  Sept. 30,  Sept. 30, Sept. 30,
                                                                 (unaudited)      2002       2001       2000      1999
-----------------------------------------------------------------               ------------------------------------------
Net asset value, beginning of period                               $  3.75       $  4.23    $ 15.00    $ 11.17   $ 11.65
                                                                   -------       -------    -------    -------   -------
Income (loss) from investment operations--
  Net investment income (loss)                                       (0.00)#,##    (0.02)#    (0.02)#    (0.05)    (0.04)
  Net realized and unrealized gain (loss) on investments              0.13         (0.46)     (7.42)      4.90      3.01
                                                                   -------       -------    -------    -------   -------
   Total from investment operations                                   0.13         (0.48)     (7.44)      4.85      2.97
                                                                   -------       -------    -------    -------   -------
Less distributions--
  Distributions from net realized capital gains                       0.00          0.00      (3.33)     (1.02)    (3.45)
                                                                   -------       -------    -------    -------   -------
Net asset value, end of period                                     $  3.88       $  3.75    $  4.23    $ 15.00   $ 11.17
                                                                   =======       =======    =======    =======   =======
Total return (%)**                                                     3.5+        (11.4)     (50.8)      45.6      30.9
Net assets, end of period (000)                                    $22,783       $19,635    $21,653    $45,328   $28,235
Ratio of net expenses to average net assets (%)***                    0.85++        0.85       0.85       0.85      0.85
Ratio of gross expenses to average net assets (%)                     1.25++        1.32       1.24       1.01      1.18
Ratio of net investment income (loss) to average net assets (%)      (0.09)++      (0.39)     (0.17)     (0.36)    (0.40)
Portfolio turnover rate (%)                                            108+          192        281        203       164




                                                                --------------------
                                                                Sept. 30,   Dec. 31,
                                                                  1998*       1997
------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 12.63    $ 13.44
                                                                 -------    -------
Income (loss) from investment operations--
  Net investment income (loss)                                     (0.03)     (0.04)
  Net realized and unrealized gain (loss) on investments           (0.95)      3.17
                                                                 -------    -------
   Total from investment operations                                (0.98)      3.13
                                                                 -------    -------
Less distributions--
  Distributions from net realized capital gains                     0.00      (3.94)
                                                                 -------    -------
Net asset value, end of period                                   $ 11.65    $ 12.63
                                                                 =======    =======
Total return (%)**                                                  (7.8)+     24.5
Net assets, end of period (000)                                  $24,663    $32,149
Ratio of net expenses to average net assets (%)***                  0.85++     0.85
Ratio of gross expenses to average net assets (%)                   1.02++     0.98
Ratio of net investment income (loss) to average net assets (%)    (0.32)++   (0.26)
Portfolio turnover rate (%)                                          118+       116



/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles Growth Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
## Amount is less than $0.01 per share.

--------------------------------------------------------------------------------
29

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (CLASS Y)/1/



                                                                For the Period
                                                                Sept. 30, 2002                            Year Ended
                                                                      to       -------------------------------------------
                                                                Mar. 31, 2003  Sept. 30,  Sept. 30,   Sept. 30,  Sept. 30,
                                                                 (unaudited)     2002       2001        2000       1999
-----------------------------------------------------------------              --------------------------------------------
Net asset value, beginning of period                               $  7.78      $  9.61    $ 17.41   $  13.79     $ 10.74
                                                                   -------      -------    -------   --------     -------
Income (loss) from investment operations--
  Net investment income (loss)                                        0.05**       0.04**     0.05**    (0.06)**     0.07
  Net realized and unrealized gain (loss) on investments             (0.16)       (1.83)     (5.91)      4.77        3.31
                                                                   -------      -------    -------   --------     -------
   Total from investment operations                                  (0.11)       (1.79)     (5.86)      4.71        3.38
                                                                   -------      -------    -------   --------     -------
Less distributions--
  Dividends from net investment income                               (0.02)       (0.04)      0.00      (0.09)      (0.13)
  Distributions from net realized capital gains                      (0.00)        0.00      (1.94)     (1.00)      (0.20)
                                                                   -------      -------    -------   --------     -------
   Total distributions                                               (0.02)       (0.04)     (1.94)     (1.09)      (0.33)
                                                                   -------      -------    -------   --------     -------
Net asset value, end of period                                     $  7.65      $  7.78    $  9.61   $  17.41     $ 13.79
                                                                   =======      =======    =======   ========     =======
Total return (%)***                                                   (1.4)+      (18.7)     (34.5)      34.4        32.0
Net assets, end of period (000)                                    $38,776      $44,101    $54,080   $107,792     $79,415
Ratio of net expenses to average net assets (%)****                   1.00++       1.00       1.00       1.00        1.00
Ratio of gross expenses to average net assets (%)                     1.41++       1.43       1.35       1.15        1.22
Ratio of net investment income (loss) to average net assets (%)       1.25++       0.47       0.34      (0.32)       0.53
Portfolio turnover rate (%)                                             84+         135        207        226         207




                                                                -------------------
                                                                Sept. 30,  Dec. 31,
                                                                  1998*      1997
------------------------------------------------------------------------------------
Net asset value, beginning of period                             $ 11.30   $ 13.16
                                                                 -------   -------
Income (loss) from investment operations--
  Net investment income (loss)                                      0.14      0.15**
  Net realized and unrealized gain (loss) on investments           (0.70)    (0.27)
                                                                 -------   -------
   Total from investment operations                                (0.56)    (0.12)
                                                                 -------   -------
Less distributions--
  Dividends from net investment income                              0.00     (0.19)
  Distributions from net realized capital gains                     0.00     (1.55)
                                                                 -------   -------
   Total distributions                                              0.00     (1.74)
                                                                 -------   -------
Net asset value, end of period                                   $ 10.74   $ 11.30
                                                                 =======   =======
Total return (%)***                                                 (5.0)+    (1.0)
Net assets, end of period (000)                                  $68,464   $82,188
Ratio of net expenses to average net assets (%)****                 1.00++    1.00
Ratio of gross expenses to average net assets (%)                   1.18++    1.16
Ratio of net investment income (loss) to average net assets (%)     1.49++    1.12
Portfolio turnover rate (%)                                           96+      119



/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles International Equity Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

--------------------------------------------------------------------------------
                                                                             30

                                    [GRAPHIC]



Financial Performance


LOOMIS SAYLES RESEARCH FUND (CLASS Y)/1/



                                               For the Period
                                               Sept. 30, 2002     Year Ended
                                                     to       ------------------
                                               Mar. 31, 2003  Sept. 30, Sept. 30,  July 31* to
                                                (unaudited)     2002      2001    Sept. 30, 2000
------------------------------------------------              ----------------------------------
Net asset value, beginning of period              $  5.71      $  6.85   $10.54       $10.00
                                                  -------      -------   ------       ------
Income (loss) from investment operations--
 Net investment income (loss)                        0.02#        0.03#    0.01#        0.00
 Net realized and unrealized gain (loss) on
   investments                                       0.20        (1.16)   (3.65)        0.54
                                                  -------      -------   ------       ------
   Total from investment operations                  0.22        (1.13)   (3.64)        0.54
                                                  -------      -------   ------       ------
Less distributions--
 Dividends from net investment income               (0.03)       (0.01)    0.00         0.00
 Distributions from net realized capital
   gains                                             0.00         0.00    (0.05)        0.00
                                                  -------      -------   ------       ------
   Total distributions                              (0.03)       (0.01)   (0.05)        0.00
                                                  -------      -------   ------       ------
Net asset value, end of period                    $  5.90      $  5.71   $ 6.85       $10.54
                                                  =======      =======   ======       ======
Total return (%)**                                    3.8+       (16.6)   (34.7)         5.4+
Net assets, end of period (000)                   $17,388      $15,889   $4,245       $3,510
Ratio of net expenses to average net
 assets (%)***                                       0.85++       0.89     1.15         1.15++
Ratio of gross expenses to average net
 assets (%)                                          1.32++       1.46     4.26         8.02++
Ratio of net investment income (loss) to
 average net assets (%)                              0.67++       0.36     0.09        (0.14)++
Portfolio turnover rate (%)                            68+         130      171           20+




/1/ The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles Research Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003.
*  Commencement of operations on July 31, 2000.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
31

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (CLASS Y)/1/



                                                                For the Period
                                                                Sept. 30, 2002                 Fiscal Year Ended
                                                                      to       -----------------------------------------------
                                                                Mar. 31, 2003  Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                                                 (unaudited)     2002+     2001      2000      1999      1998*
-----------------------------------------------------------------              ---------------------------------------------------
Net asset value, beginning of period                                $10.23      $10.09    $ 9.92    $ 9.96    $10.28    $10.59
                                                                    ------      ------    ------    ------    ------    ------
Income (loss) from investment operations--
  Net investment income (loss)                                        0.31#       0.62#     0.65#     0.73#     0.76      0.52
  Net realized and unrealized gain (loss) on investments              0.70        0.09      0.18     (0.05)    (0.12)    (0.50)
                                                                    ------      ------    ------    ------    ------    ------
   Total from investment operations                                   1.01        0.71      0.83      0.68      0.64      0.02
                                                                    ------      ------    ------    ------    ------    ------
Less distributions--
  Dividends from net investment income                               (0.32)      (0.55)    (0.66)    (0.72)    (0.70)    (0.33)
  Distributions from net realized capital gains                       0.00       (0.02)     0.00      0.00     (0.26)     0.00
                                                                    ------      ------    ------    ------    ------    ------
   Total distributions                                               (0.32)      (0.57)    (0.66)    (0.72)    (0.96)    (0.33)
                                                                    ------      ------    ------    ------    ------    ------
Net asset value, end of period                                      $10.92      $10.23    $10.09    $ 9.92    $ 9.96    $10.28

                                                                    ======      ======    ======    ======    ======    ======
Total return (%)***                                                   10.1++       7.2       8.6       7.2       6.5       0.0++
Net assets, end of period (000)                                     $7,937      $7,874    $8,549    $2,905    $2,427    $2,778
Ratio of net expenses to average net assets (%)****                   0.55+++     0.55      0.55      0.55      0.55      0.55+++
Ratio of gross expenses to average net assets (%)                     0.92+++     1.13      1.36      3.23      2.87      4.19+++
Ratio of net investment income (loss) to average net assets (%)       6.03+++     6.08      6.43      7.35      6.83      6.68+++
Portfolio turnover rate (%)                                             16++        39        15        23        42        48++




                                                                Jan. 2** to
                                                                 Dec. 31,
                                                                   1997
----------------------------------------------------------------
Net asset value, beginning of period                              $10.00
                                                                  ------
Income (loss) from investment operations--
  Net investment income (loss)                                      0.65
  Net realized and unrealized gain (loss) on investments            0.77
                                                                  ------
   Total from investment operations                                 1.42
                                                                  ------
Less distributions--
  Dividends from net investment income                             (0.71)
  Distributions from net realized capital gains                    (0.12)
                                                                  ------
   Total distributions                                             (0.83)
                                                                  ------
Net asset value, end of period                                    $10.59

                                                                  ======
Total return (%)***                                                 14.5++
Net assets, end of period (000)                                   $2,445
Ratio of net expenses to average net assets (%)****                 0.55+++
Ratio of gross expenses to average net assets (%)                   7.59+++
Ratio of net investment income (loss) to average net assets (%)     6.74+++
Portfolio turnover rate (%)                                          112++



/1 /The financial information for the periods through March 31, 2003 reflects the financial information for the Loomis Sayles Investment Grade Bond Fund's Institutional Class shares, which were converted to Class Y shares on September 12, 2003.

+ As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002 the effect to the Institutional Class per share net investment income and net realized and unrealized gain
   (loss) was less than $0.01. The ratio of net investment income to average net assets for the Institutional Class decreased from 6.10% to 6.08% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

++   Periods less than one year are not annualized.
+++  Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

--------------------------------------------------------------------------------
                                                                             32

   Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

   Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

   Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

   Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

   Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

   Discounted price -- The difference between a bond's current market price and its face or redemption value.

   Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

   Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

   Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

   Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

   Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

   Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

   Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

   Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

   Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

   Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

   Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

   Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

   Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

   Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.



Glossary of Terms

--------------------------------------------------------------------------------
33

   Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

   Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

   Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

   Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

   Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

--------------------------------------------------------------------------------
                                                                             34

                                     Notes






--------------------------------------------------------------------------------
35

--------------------------------------------------------------------------------
                                                                             35

                                     Notes

                                     Notes






--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------
                                                                             37

                                     Notes

                                    [GRAPHIC]



If you would like more information about the Funds, the following documents are available free upon request:
  Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

 To order a free copy of the Fund's annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

 CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA
         02116 Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com Important Notice Regarding Delivery of Shareholder Documents:
In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Fund's reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public
                Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  CDC IXIS Asset Management Distributors, L.P. (CID), and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities
  Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
  The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

  CID distributes the CDC Nvest Funds and Loomis Sayles Funds. If you have a complaint concerning CID or any of its representatives or associated persons, please direct it to CDC


                  (Investment Company Act File No. 811-6241)




  IXIS Asset Management Distributors, L.P., Attn: Director of Compliance, 399
   Boylston Street - 6th Floor, Boston, MA 02116 or call us at 800-225-5478.
--------------------------------------------------------------------------------
                                   YL51-0903

                        LOOMIS SAYLES HIGH INCOME FUND
                LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND
                      LOOMIS SAYLES STRATEGIC INCOME FUND


  Supplement dated September 15, 2003 to the CDC Nvest Income Funds Classes A,
                               B and C Prospectus


  dated May 1, 2003, as supplemented from time to time (the "Prospectus"). This
                                   Supplement,

  taken together with the Prospectus, constitutes the prospectus for the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund and
                      Loomis Sayles Strategic Income Fund,

                    each a series of Loomis Sayles Funds II.



This Supplement relates only to Classes A, B and C shares of the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund and Loomis Sayles Strategic Income Fund (formerly the CDC Nvest High Income Fund, the CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund, respectively). This Supplement does not relate to or modify any disclosure with respect to the Loomis Sayles Core Plus Bond Fund or Loomis Sayles Government Securities Fund (formerly the CDC Nvest Bond Income Fund or CDC Nvest Government Securities Fund, respectively). Shareholders and prospective shareholders of the Loomis Sayles Core Plus Bond Fund and Loomis Sayles Government Securities Fund may disregard this Supplement.



On June 12, 2003, the Board of Trustees of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II (the "CDC Nvest Trusts") and Loomis Sayles Funds II (the "Trust", formerly, Loomis Sayles Funds) approved the reorganization (each, a "Reorganization") of certain series of the CDC Nvest Trusts into the Trust, a registered, open-end management investment company. Effective on or about September 12, 2003 (the "Effective Date"), the CDC Nvest High Income Fund, the CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund (the "Predecessor Funds") will cease to be series of the CDC Nvest Trusts, and will become, respectively, the Loomis Sayles High Income Fund, the Loomis Sayles Limited Term U.S. Government Fund and the Loomis Sayles Strategic Income Fund, each a series of the Trust (the "Successor Funds" or the "Funds"). Consequently, shareholders of the Predecessor Funds will become shareholders of the same class of shares of the Successor Funds. The effectiveness of each Predecessor Fund's Reorganization is subject to several conditions, including the approval of the shareholders of the relevant Predecessor Fund, but is not subject to consummation of any other Reorganization.



The Successor Funds will be identical to the Predecessor Funds, except as discussed below. Therefore, the Prospectus of the Predecessor Funds, as modified by this Supplement, will be used to offer and sell shares of the Successor Funds. Disclosure in the Prospectus relating to the Predecessor Funds applies to the Successor Funds, except as set forth in the Prospectus. This supplement does not modify any disclosure with respect to the Loomis Sayles Core Plus Bond Fund or Loomis Sayles Government Securities Fund (formerly the CDC Nvest Bond Income Fund and CDC Nvest Government Securities Fund, respectively).


Prospectus Changes Effective as of the Effective Date

NAME CHANGES


  . As of the Effective Date, all references to "CDC Nvest High Income Fund", "CDC Nvest Limited Term U.S. Government Fund" and "CDC Nvest Strategic Income Fund" are replaced with, respectively, "Loomis Sayles High Income Fund," "Loomis Sayles Limited Term U.S. Government Fund" and "Loomis Sayles Strategic Income Fund."


  . Similarly, as of the Effective Date, the Investment Company Act File Number for the Funds will be 811-6241.

                                                                     SP199-0903

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", UNDER THE "ADVISER" AND "SUBADVISER" SUBSECTIONS, THE DESCRIPTION OF THE ADVISER AND THE SUBADVISER FOR EACH OF THE FUNDS IS REVISED AS FOLLOWS:


  . "Loomis, Sayles & Company, L.P. ("Loomis Sayles")" replaces "CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")" as the adviser to the Loomis Sayles High Income Fund, the Loomis Sayles Limited Term U.S. Government Fund, and the Loomis Sayles Strategic Income Fund. The references to Loomis Sayles as each Fund's subadviser are deleted.


FUND SUMMARY FOR THE LOOMIS SAYLES HIGH INCOME FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.



The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.



                                    [CHART]

(total return)+

1993    1994    1995    1996    1997    1998    1999     2000   2001     2002
-----   -----   -----   -----   -----   -----   -----   ------  ------   ------
 9.2%   -3.6%   30.8%   19.9%   24.2%   12.6%   42.2%   -16.2%  -24.8%   -23.1%





More recent return information (1/1/03-6/30/03): up 16.79%+


(delta) Highest Quarterly Return: Fourth Quarter 2002, up 7.86%
N  Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%


+ The returns shown reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

The table below shows how annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt.+ You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

                                                                          Since     Since
                                                                         Class B   Class C
                                                Past 1  Past 5  Past 10 Inception Inception
Average Annual Total Returns+                    Year   Years    Years  (9/20/93) (3/2/98)
(for the periods ended December 31, 2002)       ------  ------  ------- --------- ---------
-------------------------------------------------------------------------------------------
Class A--Return Before Taxes                    -12.91%  -7.78%   1.08%      --        --
-------------------------------------------------------------------------------------------
 Return After Taxes on Distributions*           -15.84% -11.48%  -2.76%      --        --
-------------------------------------------------------------------------------------------
 Return After Taxes on Distributions & Sales of
   Fund Shares*                                  -7.90%  -7.29%   0.66%      --        --
-------------------------------------------------------------------------------------------
Class B--Return Before Taxes                    -13.86%  -7.83%     --    -0.23%       --
-------------------------------------------------------------------------------------------
Class C--Return Before Taxes                    -11.26%     --      --       --     -8.34%
-------------------------------------------------------------------------------------------
Lehman Brothers High Yield Composite Index**     -1.41%   0.38%   5.86%    4.98%    -2.35%
                                                ------  ------   -----    -----     -----


+ The returns shown reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from 9/30/93 for Class B shares and 3/31/98 for Class C shares of the Fund's predecessor. Class A shares of the Fund's predecessor commenced operations 2/22/84.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

FUND SUMMARY FOR THE LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.



The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.



                                    [CHART]

Total Return+

1993    1994    1995   1996   1997   1998    1999   2000   2001   2002
-----  ------  ------  -----  -----  -----  ------  -----  -----  -----
7.10%  -2.22%  13.02%  2.38%  7.27%  6.46%  -0.67%  8.34%  6.86%  8.18%





More recent return information (1/1/03-6/30/03): up 1.36%+


(delta) Highest Quarterly Return: Third Quarter 1998, up 4.63%

N   Lowest Quarterly Return: First Quarter 1994, down 1.62%



+ The returns shown reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years.+ You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                        Since     Since
                                                                       Class B   Class C
                                                Past 1 Past 5 Past 10 Inception Inception
Average Annual Total Returns+                    Year  Years   Years  (9/27/93) (12/30/94)
(for the periods ended December 31, 2002)       ------ ------ ------- --------- ----------
------------------------------------------------------------------------------------------
Class A--Return Before Taxes                     4.94%  5.14%  5.19%      --         --
------------------------------------------------------------------------------------------
 Return After Taxes on Distributions*            3.08%  2.90%  2.72%      --         --
------------------------------------------------------------------------------------------
 Return After Taxes on Distributions & Sales of
   Fund Shares*                                  2.99%  2.96%  2.86%      --         --
------------------------------------------------------------------------------------------
Class B--Return Before Taxes                     2.49%  4.78%    --     4.50%
------------------------------------------------------------------------------------------
Class C--Return Before Taxes                     5.45%  4.88%    --       --       5.47%
------------------------------------------------------------------------------------------
Lehman Int. Gov't Bond Index**                   9.64%  7.44%  6.91%    6.60%      7.89%



+ The returns shown reflect the results of the CDC Nvest Limited Term U.S.Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares of the Fund's predecessor. Class A shares of the Fund's predecessor commenced operations on 1/3/89.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

FUND SUMMARY FOR THE LOOMIS SAYLES STRATEGIC INCOME FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund since the Fund's inception.


The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.





                                    [CHART]

Total Return

1996/2/   1997/2/   1998   1999   2000    2001    2002
-------   -------  -----  -----  -----  ------  ------
 15.6%     15.7%   34.2%  18.6%  17.4%  -11.7%  -13.0%



More recent return information (1/1/03-6/30/03): up 19.86%+


(delta) Highest Quarterly Return: Fourth Quarter 2002, up 9.46%
N  Lowest Quarterly Return: Third Quarter 1998, down 10.57%


+ The returns shown reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations.+ They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

                                                                             Since
                                                                             Class
                                                             Past 1 Past 5 Inception
Average Annual Total Returns+                                 Year  Years  (5/1/95)
(for the periods ended December 31, 2002)                    ------ ------ ---------
------------------------------------------------------------------------------------
Class A--Return Before Taxes                                 10.23%  4.09%   7.07%
------------------------------------------------------------------------------------
 Return After Taxes on Distributions*                         7.61%  0.54%   3.37%
------------------------------------------------------------------------------------
 Return After Taxes on Distributions & Sales of Fund Shares*  6.15%  1.49%   3.83%
------------------------------------------------------------------------------------
Class B--Return Before Taxes                                  9.64%  4.01%   6.90%
------------------------------------------------------------------------------------
Class C--Return Before Taxes                                 12.51%  4.06%   6.72%
------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                       10.25%  7.55%   7.66%
------------------------------------------------------------------------------------
Lehman Brothers Universal Bond Index**                        9.83%  7.18%   7.57%


+ The returns shown reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 5/31/95 for Classes A, B and C shares of the Fund's predecessor.

WITHIN THE SECTION ENTITLED "FUND FEES & EXPENSES", THE FOLLOWING TEXT REPLACES THE INFORMATION WITH RESPECT TO THE LOOMIS SAYLES STRATEGIC INCOME FUND.


ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                    LOOMIS SAYLES STRATEGIC INCOME FUND/1/



                                                 CLASS A CLASS B CLASS C
                                                 ------- ------- -------
        Management fees.........................  0.65%   0.65%   0.65%
        Distribution and/or service (12b-1) fees  0.25%   1.00%*  1.00%*
        Other expenses..........................  0.43%   0.43%   0.43%
        Total annual fund operating expenses....  1.33%   2.08%   2.08%



* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.


/1/ Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25%, 2.00% and 2.00% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004.


For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

CHANGES TO ALL SUCCESSOR FUNDS


WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE TITLE OF THE SECTION IS REVISED TO READ "MEET THE FUNDS' INVESTMENT ADVISER" AND THE DESCRIPTION OF THE CDC NVEST FUNDS FAMILY AND ACCOMPANYING TEXT IS REVISED AS FOLLOWS TO REFLECT CERTAIN FUND CHANGES:



  . The CDC Nvest Funds family includes 25 mutual funds. The CDC Nvest Funds had $4.2 billion in assets under management as of June 30, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund and Loomis Sayles Strategic Income Fund (the "Loomis Sayles Funds" and each a "Fund"), which, along with the Loomis Sayles Municipal Income Fund, the CDC Nvest Income Funds, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Investment Grade Bond Fund, CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." The CDC Nvest Cash Management Trust-Money Market Series and CDC Nvest Tax Exempt Money Market Trust, each a "Money Market Fund," constitute the "Money Market Funds."


WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE FOLLOWING TEXT REPLACES THE FIRST PARAGRAPH UNDER THE "ADVISER" SUBSECTION:


  . Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Loomis Sayles Funds.* Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of June 30, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for each Fund.

The following footnote is added to the new text within the subsection entitled "Adviser":


  . * Prior to September 1, 2003, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") served as the adviser to the CDC Nvest High Income Fund, CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund, the respective predecessor funds to the Loomis Sayles Funds. Loomis Sayles was the Fund's subadviser during such period.



Within the subsection entitled "Subadviser", the entire paragraph and subsection heading are deleted.



Within the subsection entitled "Subadvisory Agreements" the entire paragraph and subsection heading are deleted.


THE SECTION ENTITLED "EXCHANGING SHARES" IS REVISED TO READ AS FOLLOWS:


  . In general, you may exchange shares of your Fund for shares of the same class of any CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers such class of shares, without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less) or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of the relevant fund may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.


WITHIN THE SECTION ENTITLED "HOW FUND SHARES ARE PRICED", THE FOLLOWING TEXT REPLACES THE FOURTH SENTENCE AFTER THE FIRST BULLET:

  . However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares.

[FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT POST-EFFECTIVE AMENDMENT.]

                        [LOGO] CDC Nvest Funds(SM)

                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------

WHAT'S INSIDE

Goals, Strategies &
Risks ..................  Page  2

Fund Fees & Expenses ...  Page 12

Management Team ........  Page 15

Fund Services ..........  Page 17

Financial Performance ..  Page 32    CDC Nvest Income Funds

LS [LOGO] LOOMIS-SAYLES a            CDC Nvest Bond Income Fund
COMPANY, L.P.                        Loomis, Sayles & Company, L.P.

                                     CDC Nvest Government Securities Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest High Income Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest Limited Term U.S. Government Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest Strategic Income Fund
                                     Loomis, Sayles & Company, L.P.

                                                                      Prospectus
                                                                     May 1, 2003


                              The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                              For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.


                              CDC Nvest Funds
                              399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                              www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks


CDC Nvest Bond Income Fund ................................................    2
CDC Nvest Government Securities Fund ......................................    4
CDC Nvest High Income Fund ................................................    6
CDC Nvest Limited Term U.S. Government Fund ...............................    8
CDC Nvest Strategic Income Fund ...........................................   10

Fund Fees & Expenses

Fund Fees & Expenses ......................................................   12

More About Risk

More About Risk ...........................................................   14

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................   15
Meet the Funds' Portfolio Managers ........................................   16

Fund Services

Investing in the Funds ....................................................   17
How Sales Charges Are Calculated ..........................................   18
Ways to Reduce or Eliminate Sales Charges .................................   20
It's Easy to Open an Account ..............................................   21
Buying Shares .............................................................   22
Selling Shares ............................................................   23
Selling Shares in Writing .................................................   25
Exchanging Shares .........................................................   26
Restrictions on Buying, Selling and Exchanging Shares .....................   26
How Fund Shares Are Priced ................................................   27
Dividends and Distributions ...............................................   28
Tax Consequences ..........................................................   28
Compensation to Securities Dealers ........................................   30
Additional Investor Services ..............................................   31

Financial Performance

Financial Performance .....................................................   32

Glossary of Terms

Glossary of Terms .........................................................   38


If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                Please see the back cover of this Prospectus for
                      important privacy policy information

Goals, Strategies & Risks


CDC Nvest Bond Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Peter W. Palfrey and
               Richard G. Raczkowski

Ticker Symbol:        Class A       Class B       Class C
                      -----------------------------------
                      NEFRX         NERBX         NECRX

Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund will invest at least 80% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles) and will generally maintain an average effective maturity of ten years or less. The Fund may also purchase lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds").


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:

/     fixed charge coverage

/     the relationship between cash flows and debt service obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

/     earnings prospects

/     debt as a percentage of assets

/     borrowing requirements, debt maturity schedules and liquidation value

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

The Fund may also:

o     Invest in Rule 144A securities.

o Invest in foreign securities, including those of emerging markets, and related currency hedging transactions.

o     Invest in mortgage-related securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
11.86%  -4.17%  20.77%   4.61%   11.05%  8.01%   -0.34%   7.39%    7.24%   2.84%

/\  Highest Quarterly Return: Second Quarter 1995, up 7.41%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 3.32%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. They are also compared to the Lehman Brothers U.S Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and Lehman Brothers U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Since Class B    Since Class C
   Average Annual Total Returns                                                                      Inception         Inception
   (for the period ended December 31, 2002)           Past 1 Year    Past 5 Years   Past 10 Years     (9/13/93)       (12/30/94)
------------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                             -1.82%          4.02%         6.23%
    Return After Taxes on Distributions*                  -3.88%          1.34%         3.31%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                               -1.16%          1.86%         3.51%
Class B - Return Before Taxes                             -2.75%          3.90%                         5.12%
Class C - Return Before Taxes                              0.11%          3.99%                                          6.43%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                     10.25%         7.55%         7.51%           7.07%            8.61%
Lehman Brothers U.S. Credit Index**                        10.53%         7.28%         7.86%           7.17%            8.90%
------------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 11/7/73.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Government Securities Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Government Income
Managers:      John Hyll and Clifton V. Rowe

Ticker Symbol:      Class A       Class B
                    ---------------------
                    NEFUX          NEUBX

Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:

/ average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa" by Moody's Investors Service, Inc.

/     average maturity of 10 years or more

In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities.


The Fund may also:

o     Invest in zero-coupon bonds.

o     Invest in mortgage-related securities, including stripped securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
 9.00%  -5.44%   20.03%  0.78%   10.32%  9.02%    -6.42%  12.89%   4.93%  13.35%

/\  Highest Quarterly Return: Third Quarter 2002, up 8.02%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 3.18%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government Bond Index ("Lehman Gov't Bond Index"), an unmanaged index of public debt of the U.S. Treasury, government agencies and their obligations. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Since Class B
   Average Annual Total Returns                                                                      Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years   Past 10 Years     (9/23/93)
-----------------------------------------------------------------------------------------------------------------
   Class A - Return Before Taxes                         8.22%          5.53%           6.05%
       Return After Taxes on Distributions*              6.38%          3.33%           3.58%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                           4.98%          3.28%           3.55%
   Class B - Return Before Taxes                         7.62%          5.38%                          5.20%
-----------------------------------------------------------------------------------------------------------------
   Lehman Gov't Bond Index**                            11.50%          7.77%           7.56%          6.98%
-----------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 9/16/85.

For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest High Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Matthew J. Eagan and Kathleen C. Gaffney

   Ticker Symbol:    Class A   Class B   Class C
                     ---------------------------
                      NEFHX     NEHBX     NEHCX

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.


Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:

/   issuer debt and debt maturity schedules

/   earnings prospects

/   responsiveness to changes in interest rates

/   experience and perceived strength of management

/   borrowing requirements and liquidation value

/   market price in relation to cash flow, interest and dividends

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.

o Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.

o Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.

The Fund may also:

o     Invest in zero-coupon, pay-in-kind and Rule 144A securities.

o Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.


o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996    1997    1998    1999     2000     2001    2002
16.52%  -3.22%  11.78%  14.88%  15.37%  -1.70%   4.00%  -16.09%  -10.65%  -8.86%

/\  Highest Quarterly Return: Fourth Quarter 2002, up 7.86%
--
--
\/  Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%

The table below shows how annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Since Class B   Since Class C
Average Annual Total Returns                                                                      Inception        Inception
(for the periods ended December 31, 2002)           Past 1 Year   Past 5 Years   Past 10 Years     (9/20/93)       (3/2/98)
------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                       -12.91%         -7.78%           1.08%
    Return After Taxes on Distributions*            -15.84%        -11.48%          -2.76%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -7.90%         -7.29%           0.66%
Class B - Return Before Taxes                       -13.86%         -7.83%                         -0.23%
Class C - Return Before Taxes                       -11.26%                                                         -8.34%
Lehman Brothers High Yield Composite Index**         -1.41%          0.38%           5.86%          4.98%           -2.35%
------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from 9/30/93 for Class B shares and 3/31/98 for Class C shares. Class A commenced operations 2/22/84.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Limited Term U.S. Government Fund


Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Government Income
Managers:      John Hyll and Clifton V. Rowe

Ticker Symbol:      Class A       Class B       Class C
                    -----------------------------------
                    NEFLX          NELBX         NECLX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

/ average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or "Aaa" by Moody's Investors Service, Inc., ("Moody's")

/     effective duration range of two to four years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.

o It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.

The Fund may also:

o Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).

o     Invest in zero-coupon bonds.

o     Invest in foreign bonds denominated in U.S. dollars.

o     Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.


Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.


Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
7.10%  -2.22%   13.02%  2.38%    7.27%  6.46%   -0.67%   8.34%    6.86%   8.18%

/\  Highest Quarterly Return: Third Quarter 1998, up 4.63%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 1.62%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Since Class B      Since Class C
Average Annual Total Returns                                                                      Inception           Inception
(for the periods ended December 31, 2002)           Past 1 Year   Past 5 Years   Past 10 Years    (9/27/93)          (12/30/94)
--------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                         4.94%          5.14%           5.19%
    Return After Taxes on Distributions*              3.08%          2.90%           2.72%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                           2.99%          2.96%           2.86%
Class B - Return Before Taxes                         2.49%          4.78%                          4.50%
Class C - Return Before Taxes                         5.45%          4.88%                                              5.47%
Lehman Int. Gov't Bond Index**                        9.64%          7.44%           6.91%          6.60%               7.89%
--------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 1/3/89.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Strategic Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Daniel J. Fuss and Kathleen C. Gaffney

Ticker Symbol:      Class A       Class B       Class C
                    -----------------------------------
                     NEFZX         NEZBX         NECZX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies


Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.


Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

/     discounted share price compared to economic value

/     undervalued credit ratings with strong or improving credit profiles

/     yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles seeks to buy bonds at a discount - bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

o Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.

o The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.

The Fund may also:


o     Invest in zero-coupon or pay-in-kind bonds.

o     Invest in mortgage-related securities and stripped securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.


Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      (total return)
1996     1997    1998     1999    2000     2001    2002
14.49%   9.33%  -1.73%   12.17%   0.68%   -0.14%  15.47%

/\  Highest Quarterly Return: Fourth Quarter 2002, up 9.46%
--
--
\/  Lowest Quarterly Return: Third Quarter 1998, down 10.57%


The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                           Since Class Inception
(for the periods ended December 31, 2002)         Past 1 Year         Past 5 Years           (5/1/95)
------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                        10.23%               4.09%                7.07%
    Return After Taxes on Distributions*              7.61%               0.54%                3.37%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                           6.15%               1.49%                3.83%
Class B - Return Before Taxes                         9.64%               4.01%                6.90%
Class C - Return Before Taxes                        12.51%               4.06%                6.72%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**               10.25%               7.55%                7.66%
Lehman Brothers Universal Bond Index**                9.83%               7.18%                7.57%
------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 5/31/95 for Classes A, B and C shares.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------------------------------
                                                                All Funds except
                                                       Limited Term U.S. Government Fund   Limited Term U.S. Government Fund
                                                        Class A     Class B    Class C     Class A  Class B     Class C
------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases         4.50%       None      1.00%(4)      3.00%     None     1.00% (4)
     (as a percentage of offering price)(1)(2)
------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a                (3)        5.00%     1.00%         (3)       5.00%    1.00%
     percentage of original purchase price or
     redemption proceeds, as applicable)(2)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                          None*       None*      None*        None*     None*      None*


      (1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."


      (2)   Does not apply to reinvested distributions.

      (3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

      (4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.

      * Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Government
                                                  Bond Income Fund               Securities Fund              High Income Fund
                                               Class A  Class B  Class C      Class A        Class B      Class A  Class B  Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fees                                0.41%    0.41%   0.41%        0.55%            0.55%        0.70%    0.70%    0.70%
Distribution and/or service (12b-1) fees**     0.25%    1.00%*  1.00%*       0.25%            1.00%*       0.25%*   1.00%*   1.00%*
Other expenses                                 0.52%    0.52%   0.52%        0.45%            0.45%        0.63%    0.63%    0.63%
Total annual fund operating expenses           1.18%    1.93%   1.93%        1.25%            2.00%        1.58%    2.33%    2.33%

------------------------------------------------------------------------------------------------------
                                                    Limited Term
                                                U.S. Government Fund          Strategic Income Fund
                                               Class A  Class B  Class C     Class A  Class B  Class C
------------------------------------------------------------------------------------------------------
Management fees                                0.57%    0.57%    0.57%       0.65%    0.65%    0.65%
Distribution and/or service (12b-1) fees**     0.35%    1.00%*   1.00%*      0.25%    1.00%*   1.00%*
Other expenses                                 0.43%    0.43%    0.43%       0.43%    0.43%    0.43%
Total annual fund operating expenses           1.35%    2.00%    2.00%       1.33%    2.08%    2.08%



* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Limited Term U.S. Government Fund pay a distribution fee of 0.10% of its daily net assets.

Fund Fees & Expenses

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The example assumes that:


o     You invest $10,000 in the Fund for the time periods indicated;

o     Your investment has a 5% return each year;

o     A Fund's operating expenses remain the same; and

o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------------------------
                        Bond Income Fund               Government Securities Fund               High Income Fund
             Class A      Class B           Class C       Class A      Class B      Class A      Class B            Class C
                         (1)     (2)      (1)     (2)               (1)       (2)               (1)     (2)       (1)      (2)
-------------------------------------------------------------------------------------------------------------------------------
1 year       $  565   $  696   $  196   $  394   $  294   $  572   $  703   $  203   $  603   $  736   $  236   $  434   $  334
-------------------------------------------------------------------------------------------------------------------------------
3 years      $  808   $  906   $  606   $  700   $  700   $  829   $  927   $  627   $  926   $1,027   $  727   $  820   $  820
-------------------------------------------------------------------------------------------------------------------------------
5 years      $1,070   $1,242   $1,042   $1,131   $1,131   $1,105   $1,278   $1,078   $1,272   $1,445   $1,245   $1,333   $1,333
-------------------------------------------------------------------------------------------------------------------------------
10 years**   $1,817   $2,059   $2,059   $2,331   $2,331   $1,893   $2,134   $2,134   $2,244   $2,479   $2,479   $2,739   $2,739
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                   Limited Term U.S. Government Fund              Strategic Income Fund
              Class A     Class B           Class C       Class A      Class B          Class C
                        (1)      (2)      (1)      (2)               (1)     (2)      (1)      (2)
----------------------------------------------------------------------------------------------------
1 year       $  433   $  703   $  203   $  401   $  301   $  579   $  711   $  211   $  409   $  309
----------------------------------------------------------------------------------------------------
3 years      $  715   $  927   $  627   $  721   $  721   $  852   $  952   $  652   $  745   $  745
----------------------------------------------------------------------------------------------------
5 years      $1,017   $1,278   $1,078   $1,167   $1,167   $1,146   $1,319   $1,119   $1,207   $1,207
----------------------------------------------------------------------------------------------------
10 years**   $1,875   $2,160   $2,160   $2,404   $2,404   $1,979   $2,219   $2,219   $2,486   $2,486
----------------------------------------------------------------------------------------------------


(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on Total Annual Fund Operating Expenses for all periods.


** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.


Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.


Currency Risk (Bond Income, High Income and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.


High Yield Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic turndown or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Bond Income, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest
Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Income Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.414% for CDC Nvest Bond Income Fund, 0.550% for CDC Nvest Government Securities Fund, 0.700% for CDC Nvest High Income Fund, 0.570% for CDC Nvest Limited Term U.S. Government Fund, and 0.646% for CDC Nvest Strategic Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.


Subadvisory Agreements


The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has managed the Strategic Income Fund since May 1995. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 35 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 18 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Government Securities Fund since January 2003 and the Limited Term U.S. Government Fund since April 2003. He also serves as portfolio manager of the Loomis Sayles Short Term Bond Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 19 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Bond Income Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 20 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Bond Income Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 18 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term U.S. Government Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1992 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University and has over 11 years of investment experience.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public, except Government Securities Fund which offers only Class A and Class B shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

Class C Shares

o You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

-------------------------------------------------------------------------------------------------------------
                                                          Class A Sales Charges
                                  All Funds Except Limited
                                  Term U.S. Government Fund                 Limited Term U.S. Government
                                As a % of             As a % of             As a % of            As a % of
   Your Investment           offering price        your investment       offering price       your investment
-------------------------------------------------------------------------------------------------------------
   Less than  $100,000           4.50%                  4.71%                 3.00%                3.09%
-------------------------------------------------------------------------------------------------------------
   $100,000 - $249,999           3.50%                  3.63%                 2.50%                2.56%
-------------------------------------------------------------------------------------------------------------
   $250,000 - $499,999           2.50%                  2.56%                 2.00%                2.04%
-------------------------------------------------------------------------------------------------------------
   $500,000 - $999,999           2.00%                  2.04%                 1.25%                1.27%
-------------------------------------------------------------------------------------------------------------
   $1,000,000 or more*           0.00%                  0.00%                 0.00%                0.00%
-------------------------------------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
                    Class B Contingent Deferred Sales Charges
       Year Since Purchase               CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                                 5.00%
--------------------------------------------------------------------------------
               2nd                                 4.00%
--------------------------------------------------------------------------------
               3rd                                 3.00%
--------------------------------------------------------------------------------
               4th                                 3.00%
--------------------------------------------------------------------------------
               5th                                 2.00%
--------------------------------------------------------------------------------
               6th                                 1.00%
--------------------------------------------------------------------------------
           thereafter                              0.00%
--------------------------------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

--------------------------------------------------------------------------------
                    Class C Contingent Deferred Sales Charges
       Year Since Purchase               CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                                 1.00%
--------------------------------------------------------------------------------
           thereafter                              0.00%
--------------------------------------------------------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

Fund Services

How Sales Charges Are Calculated

How the CDSC Is Applied to Your Shares - continued

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges


Class A Shares


Reducing Sales Charges


There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:


o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.


Class A or Class C shares

Eliminating Sales Charges and CDSCs


Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;

o Investments of $5 million or more in Limited Term U.S. Government Fund by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.


Classes A, B or C Shares


Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:


--------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                           Minimum to          Investment Builder          Minimum for
Type of Account                                          Open an Account      or Payroll Deduction      Existing Accounts
--------------------------------------------------------------------------------------------------------------------------
Any account other than those listed below                     $2,500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                   $2,500                    $25                   $100
Transfers to Minors Act ("UTMA")
--------------------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts ("IRAs")                         $500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts                            $500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Retirement plans with tax benefits such
as corporate pension, profit sharing                            $250                    $25                   $100
and Keogh plans
--------------------------------------------------------------------------------------------------------------------------
Payroll Deduction Investment Programs
for SARSEP*, SEP, SIMPLE IRA,                                    $25                    N/A                    $25
403(b)(7) and certain other retirement plans
--------------------------------------------------------------------------------------------------------------------------


* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

                              800-225-5478, press 1

CDC Nvest Funds Web Site

                              www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

o review your account balance, recent transactions, Fund prices and recent performance;

o     order duplicate account statements; and

o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares


                        Opening an Account                      Adding to an Account

Through Your Investment Dealer

                o Call your investment dealer for information about opening or adding to an account.
By Mail

                o     Make out a check in U.S.         o     Make out a check in U.S.
                      dollars for the investment             dollars for the investment
                      amount, payable to "CDC Nvest          amount, payable to "CDC Nvest
                      Funds." Third party checks and         Funds." Third party checks and
[ENVELOPE ICON]       "starter" checks will not be           "starter" checks will not be
                      accepted.                              accepted.

                o     Mail the check with your         o     Complete the investment slip
                      completed application to CDC           from an account statement or
                      Nvest Funds, P.O. Box 219579,          include a letter specifying
                      Kansas City, MO 64121-9579.            the Fund name, your class of
                                                             shares, your account number
                                                             and the registered account
                                                             name(s).

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                o     Obtain a current prospectus      o     Call your investment dealer or
                      for the Fund into which you            CDC Nvest Funds at
                      are exchanging by calling your         800-225-5478 or visit
                      investment dealer or CDC Nvest         www.cdcnvestfunds.com to
                      Funds at 800-225-5478.                 request an exchange.
[EXCHANGE ICON]
                o     Call your investment dealer or
                      CDC Nvest Funds or visit
                      www.cdcnvestfunds.com to
                      request an exchange.

By Wire

                o     Call CDC Nvest Funds at          o     Visit www.cdcnvestfunds.com to
                      800-225-5478 to obtain an              add shares to your account by
                      account number and wire                wire. Instruct your bank to
                      transfer instructions. Your            transfer funds to State Street
                      bank may charge you for such a         Bank & Trust Company, ABA#
                      transfer.                              011000028, and DDA # 99011538.
[WIRE ICON]
                                                       o     Specify the Fund name, your
                                                             class of shares, your account
                                                             number and the registered
                                                             account name(s). Your bank may
                                                             charge you for such a
                                                             transfer.

Through Automated Clearing House ("ACH")

                o     Ask your bank or credit union    o     Call CDC Nvest Funds at
                      whether it is a member of the          800-225-5478 or visit
                      ACH system.                            www.cdcnvestfunds.com to add
                                                             shares to your account through
                o     Complete the "Bank                     ACH.
                      Information" section on your
[ACH ICON]            account application.             o     If you have not signed up for
                                                             the ACH system, please call
                o     Mail your completed                    CDC Nvest Funds or visit
                      application to CDC Nvest               www.cdcnvestfunds.com for a
                      Funds, P.O. Box 219579, Kansas         Service Options Form.
                      City, MO 64121-9579.

Automatic Investing Through Investment Builder

                o     Indicate on your application     o     Please call CDC Nvest Funds at
                      that you would like to begin           800-225-5478 or visit
                      an automatic investment plan           www.cdcnvestfunds.com for a
                      through Investment Builder and         Service Options Form. A
[INVESTING ICON]      the amount of the monthly              signature guarantee may be
                      investment ($25 minimum).              required to add this
                                                             privilege.
                o     Include a check marked "Void"
                      or a deposit slip from your      o     See the section entitled
                      bank account.                          "Additional Investor
                                                             Services."

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                  o     Call your investment dealer for information.

By Mail

                  o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                  o The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

[ENVELOPE ICON]


                  o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 390 West 9th Street, Kansas City, MO 64105-1514.


                  o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

[EXCHANGE ICON]   o     Obtain a current prospectus for the Fund into which you
                        are exchanging by calling your investment dealer or CDC
                        Nvest Funds at 800-225-5478.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                  o Complete the "Bank Information" section on your account application.

                  o     Call CDC Nvest Funds at 800-225-5478 or visit
[WIRE ICON]             www.cdcnvestfunds.com or indicate in your redemption
                        request letter (see above) that you wish to have your proceeds wired to your bank.

                  o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  o Ask your bank or credit union whether it is a member of the ACH system.

                  o Complete the "Bank Information" section on your account application.

                  o     If you have not signed up for the ACH system on your
[ACH ICON]              application, please call CDC Nvest Funds at 800-225-5478
                        or visit www.cdcnvestfunds.com for a Service Options
                        Form.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                  o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                  o     Call CDC Nvest Funds at 800-225-5478 to choose the
                        method you wish to use to redeem your shares. You may
[TELEPHONE ICON]        receive your proceeds by mail, by wire or through ACH
                        (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                  o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                  o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.


By Check (for Class A shares of Limited Term U.S. Government Fund only)

                  o Select the checkwriting option on your application and complete the signature card.

                  o To add this privilege to an existing account, call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
[CHECKWRITING ICON]

                  o     Each check must be written for $500 or more.

                  o You may not close your account by withdrawal check. Please call your financial representative or CDC Nvest Funds to close an account.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;


o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.


A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                                 Requirements for Written Requests
Qualified retirement benefit plans (except            o     The request must include the signatures
CDC Nvest Funds prototype documents)                        of all those authorized to sign,
                                                            including title.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
Individual Retirement Accounts                        o     Additional documentation and
                                                            distribution forms may be required.
Individual, joint, sole proprietorship,               o     The request must include the signatures
UGMA/UTMA (minor accounts)                                  of all persons authorized to sign,
                                                            including title, if applicable.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
                                                      o     Additional documentation may be
                                                            required.
Corporate or association accounts                     o     The request must include the signatures
                                                            of all persons authorized to sign,
                                                            including title.
Owners or trustees of trust accounts                  o     The request must include the signatures
                                                            of all trustees authorized to sign,
                                                            including title.
                                                      o     If the names of the trustees are not
                                                            registered on the account, please
                                                            provide a copy of the trust document
                                                            certified within the past 60 days.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
Joint tenancy whose co-tenants are deceased           o     The request must include the signatures
                                                            of all surviving tenants of the
                                                            account.
                                                      o     Copy of the death certificate.
                                                      o     Signature guarantee if proceeds check
                                                            is issued to other than the surviving
                                                            tenants.
Power of Attorney (POA)                               o     The request must include the signatures
                                                            of the attorney-in-fact, indicating
                                                            such title.
                                                      o     A signature guarantee.
                                                      o     Certified copy of the POA document
                                                            stating it is still in full force and
                                                            effect, specifying the exact Fund and
                                                            account number, and certified within 30
                                                            days of receipt of instructions.*
Executors of estates, administrators,                 o     The request must include the signatures
guardians, conservators                                     of all those authorized to sign,
                                                            including capacity.
                                                      o     A signature guarantee.
                                                      o     Certified copy of court document where
                                                            signer derives authority, e.g., Letters
                                                            of Administration, Conservatorship and
                                                            Letters Testamentary.*

**Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares


In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.


Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions


Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.


Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                            Situation

The Fund may suspend the right of      o     When the New York Stock
redemption or postpone payment for           Exchange (the "Exchange") is
more than 7 days:                            closed (other than a
                                             weekend/holiday)
                                       o     During an emergency
                                       o     Any other period permitted by
                                             the SEC

The Fund reserves the right to         o     With a notice of a dispute
suspend account services or refuse           between registered owners
transaction requests:

                                       o     With suspicion/evidence of a
                                             fraudulent act

The Fund may pay the redemption        o     When it is detrimental for a
price in whole or in part by a               Fund to make cash payments as
distribution in kind of readily              determined in the sole
marketable securities in lieu of             discretion of the adviser or
cash or may take up to 7 days to pay         subadviser
a redemption request in order to
raise capital:

The Fund may withhold redemption       o     When redemptions are made
proceeds until the check or funds            within 10 calendar days of
have cleared:                                purchase by check or ACH of
                                             the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

Small Account Policy


The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
--------------------------------------------------------------------------------
                                 Total market value of securities +
                                 Cash and other assets - Liabilities
   Net Asset Value = -----------------------------------------------------------
                                    Number of outstanding shares
--------------------------------------------------------------------------------
The net asset value of Fund shares is determined according to this schedule:


o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.


o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order wsa received by your investment dealer.



Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines its net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions


The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.


      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.


Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


Distributions derived from net short-term capital gains, i.e., gains from investments that the Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at the time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Fund Services



The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. The elimination of double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are a part of a Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund.

Fund Services

Compensation to Securities Dealers


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Limited Term U.S. Government Fund pay a distribution fee of 0.10% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Each Fund's Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ---------------------------------------
                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net      from net
                                   of        investment   gain (loss) on   investment    investment     realized        Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------    -------------
BOND INCOME FUND
     Class A
   12/31/2002                  $  11.59     $    0.63(b)   $   (0.32)     $   0.31      $   (0.62)     $     --        $  (0.62)
   12/31/2001(c)                  11.52          0.73           0.10          0.83          (0.76)           --           (0.76)
   12/31/2000                     11.51          0.78           0.03          0.81          (0.80)           --           (0.80)
   12/31/1999                     12.36          0.81          (0.86)        (0.05)         (0.79)        (0.01)          (0.80)
   12/31/1998                     12.39          0.81           0.15          0.96          (0.81)        (0.18)          (0.99)

     Class B
   12/31/2002                     11.59          0.55(b)       (0.32)         0.23          (0.54)           --           (0.54)
   12/31/2001(c)                  11.51          0.64           0.10          0.74          (0.66)           --           (0.66)
   12/31/2000                     11.51          0.70           0.02          0.72          (0.72)           --           (0.72)
   12/31/1999                     12.36          0.72          (0.86)        (0.14)         (0.70)        (0.01)          (0.71)
   12/31/1998                     12.39          0.71           0.15          0.86          (0.71)        (0.18)          (0.89)

     Class C
   12/31/2002                     11.60          0.55(b)       (0.32)         0.23          (0.54)           --           (0.54)
   12/31/2001(c)                  11.52          0.65           0.09          0.74          (0.66)           --           (0.66)
   12/31/2000                     11.52          0.70           0.02          0.72          (0.72)           --           (0.72)
   12/31/1999                     12.37          0.72          (0.86)        (0.14)         (0.70)        (0.01)          (0.71)
   12/31/1998                     12.40          0.71           0.15          0.86          (0.71)        (0.18)          (0.89)

GOVERNMENT SECURITIES FUND
     Class A
   12/31/2002                   $ 11.18     $    0.45(b)   $    1.01     $    1.46      $   (0.52)     $     --        $  (0.52)
   12/31/2001(c)                  11.18          0.50           0.05          0.55          (0.55)           --           (0.55)
   12/31/2000                     10.47          0.62           0.69          1.31          (0.60)           --           (0.60)
   12/31/1999                     11.90          0.67          (1.42)        (0.75)         (0.68)           --           (0.68)
   12/31/1998                     11.56          0.68           0.33          1.01          (0.67)           --           (0.67)

     Class B
   12/31/2002                     11.17          0.36(b)        1.02          1.38          (0.43)           --           (0.43)
   12/31/2001(c)                  11.18          0.42           0.03          0.45          (0.46)           --           (0.46)
   12/31/2000                     10.47          0.54           0.69          1.23          (0.52)           --           (0.52)
   12/31/1999                     11.90          0.59          (1.42)        (0.83)         (0.60)           --           (0.60)
   12/31/1998                     11.56          0.58           0.34          0.92          (0.58)           --           (0.58)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease net investment income per share by $.01 for Class A and $.02 for Class B and $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B and 5.59% to 5.52% for Class C. For Government Securities Fund, the effect of this change was to decrease net investment income per share by $.05 for Class A and $.04 for Class B and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A, and 4.10% to 3.71% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)           (%)            (%)          rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------

$     11.28           2.8        $147,647            1.18           5.65            65
      11.59           7.2         173,836            1.09           6.26            84
      11.52           7.4         174,969            1.04           7.03            83
      11.51          (0.3)        213,769            0.97           6.87            63
      12.36           8.0         221,799            1.01           6.44            65

      11.28           2.1         141,188            1.93           4.90            65
      11.59           6.5         127,520            1.84           5.49            84
      11.51           6.5         100,353            1.79           6.28            83
      11.51          (1.1)         89,213            1.72           6.12            63
      12.36           7.2          64,240            1.76           5.69            65

      11.29           2.1           9,024            1.93           4.90            65
      11.60           6.5          11,470            1.84           5.52            84
      11.52           6.5          12,541            1.79           6.28            83
      11.52          (1.1)         14,872            1.72           6.12            63
      12.37           7.2           8,969            1.76           5.69            65

$     12.12          13.4        $ 76,338            1.25           3.90            52
      11.18           4.9          70,551            1.39           4.46           317
      11.18          12.9          70,909            1.41           5.69           622
      10.47          (6.4)         84,904            1.36           6.00           313
      11.90           9.0         103,032            1.38           5.80           106

      12.12          12.6          16,878            2.00           3.15            52
      11.17           4.1          13,249            2.14           3.71           317
      11.18          12.1          10,343            2.16           4.94           622
      10.47          (7.1)          9,430            2.11           5.25           313
      11.90           8.2           9,657            2.13           5.05           106

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ------------------------------------------

                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net      from net
                                   of        investment   gain (loss) on   investment    investment     realized         Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------     ----------
HIGH INCOME FUND
     Class A
   12/31/2002                  $   4.94     $    0.39(c)   $   (0.82)     $  (0.43)     $   (0.39)     $     --        $   (0.39)
   12/31/2001(d)                   6.21          0.66          (1.25)        (0.59)         (0.68)           --            (0.68)
   12/31/2000                      8.30          0.86          (2.11)        (1.25)         (0.84)           --            (0.84)
   12/31/1999                      8.86          0.89          (0.54)         0.35          (0.91)           --            (0.91)
   12/31/1998                      9.94          0.92          (1.08)        (0.16)         (0.92)           --            (0.92)

     Class B
   12/31/2002                      4.95          0.36(c)       (0.83)        (0.47)         (0.36)           --            (0.36)
   12/31/2001(d)                   6.22          0.62          (1.26)        (0.64)         (0.63)           --            (0.63)
   12/31/2000                      8.30          0.81          (2.11)        (1.30)         (0.78)           --            (0.78)
   12/31/1999                      8.85          0.82          (0.53)         0.29          (0.84)           --            (0.84)
   12/31/1998                      9.93          0.85          (1.08)        (0.23)         (0.85)           --            (0.85)


     Class C
   12/31/2002                      4.94          0.36(c)       (0.82)        (0.46)         (0.36)           --            (0.36)
   12/31/2001(d)                   6.22          0.61          (1.26)        (0.65)         (0.63)           --            (0.63)
   12/31/2000                      8.30          0.81          (2.11)        (1.30)         (0.78)           --            (0.78)
   12/31/1999                      8.85          0.82          (0.53)         0.29          (0.84)           --            (0.84)
   12/31/1998(e)                   9.96          0.69          (1.08)        (0.39)         (0.72)           --            (0.72)

LIMITED TERM U.S. GOVERNMENT FUND
     Class A
   12/31/2002                   $ 11.36     $    0.42(c)   $    0.49      $   0.91      $   (0.54)     $     --        $   (0.54)
   12/31/2001(d)                  11.16          0.51           0.25          0.76          (0.56)           --            (0.56)
   12/31/2000                     10.97          0.69           0.20          0.89          (0.70)           --            (0.70)
   12/31/1999                     11.70          0.66          (0.74)        (0.08)         (0.65)           --            (0.65)
   12/31/1998                     11.64          0.67           0.06          0.73          (0.67)           --            (0.67)

     Class B
   12/31/2002                     11.34          0.35(c)        0.48          0.83          (0.46)           --            (0.46)
   12/31/2001(d)                  11.14          0.44           0.24          0.68          (0.48)           --            (0.48)
   12/31/2000                     10.95          0.62           0.20          0.82          (0.63)           --            (0.63)
   12/31/1999                     11.69          0.59          (0.75)        (0.16)         (0.58)           --            (0.58)
   12/31/1998                     11.62          0.60           0.07          0.67          (0.60)           --            (0.60)

     Class C
   12/31/2002                     11.35          0.35(c)        0.48          0.83          (0.46)           --            (0.46)
   12/31/2001(d)                  11.15          0.44           0.24          0.68          (0.48)           --            (0.48)
   12/31/2000                     10.96          0.62           0.20          0.82          (0.63)           --            (0.63)
   12/31/1999                     11.70          0.59          (0.75)        (0.16)         (0.58)           --            (0.58)
   12/31/1998                     11.63          0.60           0.07          0.67          (0.60)           --            (0.60)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for Class C. For Limited Term U.S. Government Fund, the effect of the change was to decrease net investment income per share by $.04 for Class A, Class B, Class C and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B and 4.25% to 3.89% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)         (%) (b)        (%) (b)        rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------

   $   4.12          (8.9)       $ 22,454            1.58           8.85           114
       4.94         (10.7)         33,471            1.47          11.31            65
       6.21         (16.1)         46,960            1.36          11.47            60
       8.30           4.0          74,589            1.28          10.22            89
       8.86          (1.8)         73,023            1.32           9.81            75

       4.12          (9.7)         23,031            2.33           8.10           114
       4.95         (11.3)         34,713            2.22          10.56            65
       6.22         (16.6)         47,793            2.11          10.72            60
       8.30           3.3          70,218            2.03           9.47            89
       8.85          (2.5)         60,322            2.07           9.06            75

       4.12          (9.5)          2,605            2.33           8.10           114
       4.94         (11.5)          4,153            2.22          10.54            65
       6.22         (16.6)          5,369            2.11          10.72            60
       8.30           3.3           9,138            2.03           9.47            89
       8.85          (4.1)          7,732            2.07           9.06            75

   $  11.73           8.2        $106,013            1.35           3.66            88
      11.36           6.9         109,189            1.42           4.52           275
      11.16           8.3         118,833            1.40           6.18           384
      10.97          (0.7)        149,756            1.33           5.91           400
      11.70           6.5         194,032            1.31           5.81         1,376

      11.71           7.5          16,263            2.00           3.01            88
      11.34           6.2          14,317            2.07           3.85           275
      11.14           7.7          11,884            2.05           5.53           384
      10.95          (1.4)         14,601            1.98           5.26           400
      11.69           5.9          18,116            1.96           5.16         1,376

      11.72           7.5           8,079            2.00           3.01            88
      11.35           6.2           5,851            2.07           3.89           275
      11.15           7.7           6,617            2.05           5.53           384
      10.96          (1.4)          9,054            1.98           5.26           400
      11.70           5.9          13,962            1.96           5.16         1,376

(e)   For the period March 2, 1998 (inception) to December 31, 1998.

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ------------------------------------------

                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net     from net
                                   of        investment   gain (loss) on   investment    investment    realized         Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------     ----------
STRATEGIC INCOME FUND
     Class A
   12/31/2002                  $   9.88     $    0.75(b)   $    0.72      $   1.47      $   (0.63)     $      --       $   (0.63)
   12/31/2001(c)                  10.80          0.91(b)       (0.92)        (0.01)         (0.91)            --           (0.91)
   12/31/2000                     11.65          0.99(b)       (0.91)         0.08          (0.93)            --           (0.93)
   12/31/1999                     11.37          1.03           0.31          1.34          (1.02)         (0.04)          (1.06)
   12/31/1998                     13.42          1.05          (1.30)        (0.25)         (1.05)         (0.75)          (1.80)

     Class B
   12/31/2002                      9.88          0.67(b)        0.73          1.40          (0.57)            --           (0.57)
   12/31/2001(c)                  10.79          0.83(b)       (0.90)        (0.07)         (0.84)            --           (0.84)
   12/31/2000                     11.65          0.90(b)       (0.91)        (0.01)         (0.85)            --           (0.85)
   12/31/1999                     11.37          0.94           0.31          1.25          (0.93)         (0.04)          (0.97)
   12/31/1998                     13.42          0.95          (1.30)        (0.35)         (0.95)         (0.75)          (1.70)

     Class C
   12/31/2002                      9.87          0.67(b)        0.73          1.40          (0.57)            --           (0.57)
   12/31/2001(c)                  10.78          0.83(b)       (0.91)        (0.08)         (0.83)            --           (0.83)
   12/31/2000                     11.64          0.90(b)       (0.91)        (0.01)         (0.85)            --           (0.85)
   12/31/1999                     11.36          0.94           0.31          1.25          (0.93)         (0.04)          (0.97)
   12/31/1998                     13.41          0.95          (1.30)        (0.35)         (0.95)         (0.75)          (1.70)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% to 8.02% for Class B and 8.04% to 8.02 for Class C. There was no effect on net investment income per share. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)          (%)            (%)           rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------
   $  10.72          15.5        $ 92,303            1.33           7.38            30
       9.88          (0.1)         94,156            1.31           8.77            10
      10.80           0.7         116,986            1.24           8.73            13
      11.65          12.2         124,869            1.21           9.09            19
      11.37          (1.7)        127,306            1.19           8.33            33

      10.71          14.6          98,501            2.08           6.63            30
       9.88          (0.8)        102,159            2.06           8.02            10
      10.79          (0.2)        120,200            1.99           7.98            13
      11.65          11.3         127,723            1.96           8.34            19
      11.37          (2.5)        134,049            1.94           7.58            33

      10.70          14.7          27,727            2.08           6.63            30
       9.87          (0.8)         28,925            2.06           8.02            10
      10.78          (0.2)         37,208            1.99           7.98            13
      11.64          11.3          40,265            1.96           8.34            19
      11.36          (2.5)         45,457            1.94           7.58            33

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.


Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.


Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                     Notes

                                     Notes

If you would like more information about the Funds, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

  To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

 CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA
         02116 Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com

         Important Notice Regarding Delivery of Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)
                    (Investment Company Act File No. 811-242)

                                   XB51-0503

                        LOOMIS SAYLES HIGH INCOME FUND
                LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND
                      LOOMIS SAYLES STRATEGIC INCOME FUND


   Supplement dated September 15, 2003 to the CDC Nvest Income Funds Class Y
     Prospectus dated May 1, 2003, as supplemented from time to time (the "Prospectus"). This Supplement, taken together with the Prospectus, constitutes the prospectus for the Loomis Sayles High Income Fund, Loomis Sayles Limited
   Term U.S. Government Fund and Loomis Sayles Strategic Income Fund, each a series of Loomis Sayles Funds II.



This Supplement relates only to Class Y shares of the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund and Loomis Sayles Strategic Income Fund (formerly the CDC Nvest High Income Fund, the CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund, respectively). This Supplement does not relate to or modify any disclosure with respect to the Loomis Sayles Core Plus Bond Fund or Loomis Sayles Government Securities Fund (formerly, the CDC Nvest Bond Income Fund or CDC Nvest Government Securities Fund, respectively). Shareholders and prospective shareholders of the Loomis Sayles Core Plus Bond Fund and Loomis Sayles Government Securities Fund may disregard this Supplement.



On June 12, 2003, the Board of Trustees of CDC Nvest Funds Trust I and CDC Nvest Funds Trust II (the "CDC Nvest Trusts") and Loomis Sayles Funds II (the "Trust", formerly Loomis Sayles Funds) approved the reorganization (each, a "Reorganization") of certain series of the CDC Nvest Trusts into the Trust, a registered, open-end management investment company. Effective on or about September 12, 2003 (the "Effective Date"), the CDC Nvest High Income Fund, the CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund (the "Predecessor Funds") will cease to be series of the CDC Nvest Trusts, and will become, respectively, the Loomis Sayles High Income Fund, the Loomis Sayles Limited Term U.S. Government Fund and the Loomis Sayles Strategic Income Fund, each a series of the Trust (the "Successor Funds" or the "Funds"). Consequently, shareholders of the Predecessor Funds will become shareholders of the same class of shares of the Successor Fund. The effectiveness of each Predecessor Fund's Reorganization is subject to several conditions, including the approval of the shareholders of the relevant Predecessor Fund, but is not subject to the consummation of any other Reorganization.



The Successor Funds will be identical to the Predecessor Funds, except as discussed below. Therefore, the Prospectus of the Predecessor Funds, as modified by this Supplement, will be used to offer and sell shares of the Successor Funds. Disclosure in the Prospectus relating to the Predecessor Funds applies to the Successor Funds, except as set forth in the Prospectus. This supplement does not modify any disclosure with respect to the Loomis Sayles Core Plus Bond Fund or Loomis Sayles Government Securities Fund, (formerly the CDC Nvest Bond Income Fund or CDC Nvest Government Securities Fund, respectively).


Prospectus Changes Effective as of the Effective Date

NAME CHANGES


          . As of the Effective Date, all references to "CDC Nvest High Income Fund", "CDC Nvest Limited Term U.S. Government Fund" and "CDC Nvest Strategic Income Fund" are replaced with, respectively, "Loomis Sayles High Income Fund," "Loomis Sayles Limited Term U.S. Government Fund" and "Loomis Sayles Strategic Income Fund."


          . Similarly, as of the Effective Date, the Investment Company Act File Number for the Funds will be 811-6241.

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES, & RISKS", UNDER THE "ADVISER" AND "SUBADVISER" SUBSECTIONS, THE DESCRIPTION OF THE ADVISER AND THE SUBADVISER FOR EACH OF THE FUNDS IS REVISED AS FOLLOWS:


          . "Loomis, Sayles & Company, L.P. ("Loomis Sayles")" replaces "CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")" as the adviser to the Loomis Sayles High Income Fund, the Loomis Sayles Limited Term U.S. Government Fund and the Loomis Sayles Strategic Income Fund. The references to Loomis Sayles as each Fund's subadviser are deleted.

                                                                     SP200-0903

FUND SUMMARY FOR THE LOOMIS SAYLES HIGH INCOME FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The returns shown are those of the Fund's Class A shares which are not offered in this Prospectus. This is because Class Y shares were not outstanding during the periods shown. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A Shares because Class A shares are subject to sales charges and higher expenses. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.



The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]

(total return)+

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
16.52%  -3.22%  11.78%  14.88%  15.37%  -1.70%  4.00% -16.09% -10.65%  -8.86%




   More recent return information (1/1/03-6/30/03): up 16.79%+


(triangle up) Highest Quarterly Return: Fourth Quarter 2002, up 7.86% (down triangle) Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%


+ The returns shown reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

The table below shows how annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt.+ You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


-----------------------------------------------------------------------------------
Average Annual Total Returns+
(for the periods ended December 31, 2002)    Past 1 Year Past 5 Years Past 10 Years
-----------------------------------------------------------------------------------
Class A--Return Before Taxes                   -12.91%       -7.78%        1.08%
-----------------------------------------------------------------------------------
 Return After Taxes on Distributions*          -15.84%      -11.48%       -2.76%
-----------------------------------------------------------------------------------
  Return After Taxes on Distributions &
  Sales of Fund Shares*                         -7.90%       -7.29%       -0.66%
-----------------------------------------------------------------------------------
Lehman Brothers High Yield Composite Index**    -1.41%        0.38%        5.86%
-----------------------------------------------------------------------------------


+ The returns shown reflect the results of the CDC Nvest High Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. Class A shares of the Fund's predecessor commenced operations 2/22/84.


For estimated expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."


FUND SUMMARY FOR THE LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

 Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+


                                    [CHART]

(total return)+

  1995    1996    1997    1998    1999    2000    2001    2002
  ----    ----    ----    ----    ----    ----    ----    ----
 13.35%   2.73%   7.53%   6.91%  -0.32%   8.82%   7.41%   8.62%




More recent return information (1/1/03-6/30/03): up 1.54%+


(triangle up) Highest Quarterly Return: Third Quarter 1998, up 4.80% (down triangle) Lowest Quarterly Return: First Quarter 1996, down 1.20%


The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years.+ You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



 ------------------------------------------------------------------------------
                                                                    Since Class
 Average Annual Total Returns+                                       Inception
 (for the periods ended December 31, 2002) Past 1 Year Past 5 Years  (3/31/94)
 ------------------------------------------------------------------------------
  Class Y--Return Before Taxes                8.62%        6.23%       6.18%
 ------------------------------------------------------------------------------
   Return After Taxes on Distributions*       6.51%        3.82%       3.57%
 ------------------------------------------------------------------------------
   Return After Taxes on Distributions &
    Sales of Fund Shares*                     5.24%        3.76%       3.61%
 ------------------------------------------------------------------------------
  Lehman Int. Gov't Bond Index**              9.64%        7.44%       7.20%
 ------------------------------------------------------------------------------



+ The returns shown reflect the results of the CDC Nvest Limited Term U.S. Government Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

** The returns of the Index do not reflect the effect of taxes.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

FUND SUMMARY FOR THE LOOMIS SAYLES STRATEGIC INCOME FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

 Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as subadviser to the Fund since the Fund's inception.


The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.+


                                    [CHART]

(total return)+

  2000    2001     2002
  ----    ----     ----
  1.04%   0.33%   15.85%



More recent return information (1/1/03-6/30/03): up 20.06%+


(triangle up) Highest Quarterly Return: Fourth Quarter 2002, up 9.63% (down triangle) Lowest Quarterly Return: Third Quarter 2001, down 2.69%


The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten- year maturities issued by the U.S. government, its agencies and U.S. corporations.+ They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



+ The returns shown reflect the results of the CDC Nvest Strategic Income Fund whose assets and liabilities were reorganized into the Fund on September 12, 2003.

Average Annual Total Returns+
(for the periods ended December 31, 2002) Past 1 Year Since Class Inception (12/1/99)
-------------------------------------------------------------------------------------
 Class A--Return Before Taxes                15.85%                6.25%
-------------------------------------------------------------------------------------
  Return After Taxes on Distributions*       12.95%                2.93%
-------------------------------------------------------------------------------------
  Return After Taxes on Distributions &
   Sales of Fund Shares*                      9.58%                3.29%
-------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index**      10.25%                7.07%
-------------------------------------------------------------------------------------
 Lehman Brothers Universal Bond Index**       9.83%                9.58%


+ The returns shown reflect the results of the CDC Nvest Strategic Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

** The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 12/31/99.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."




WITHIN THE SECTION ENTITLED "FUND FEES & EXPENSES", THE FOLLOWING TEXT REPLACES THE INFORMATION WITH RESPECT TO THE LOOMIS SAYLES STRATEGIC INCOME FUND.




ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                    LOOMIS SAYLES STRATEGIC INCOME FUND/1/

                                                         CLASS Y
                                                         -------
                Management fees.........................  0.65%
                Distribution and/or service (12b-1) fees  0.00%
                Other expenses..........................  0.29%
                Total annual fund operating expenses....  0.94%




/1/ Loomis Sayles has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.00% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2004.

CHANGES TO ALL SUCCESSOR FUNDS


WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE TITLE OF THE SECTION IS REVISED TO READ "MEET THE FUNDS' INVESTMENT ADVISER" AND THE DESCRIPTION OF THE CDC NVEST FUNDS FAMILY AND ACCOMPANYING TEXT IS REVISED AS FOLLOWS TO REFLECT CERTAIN FUND CHANGES:



          . The CDC Nvest Funds family includes 25 mutual funds. The CDC Nvest Funds had $4.2 billion in assets under management as of June 30, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund and Loomis Sayles Strategic Income Fund (the "Loomis Sayles Funds" each a "Loomis Sayles Fund"), which, along with the Loomis Sayles Municipal Income Fund, the CDC Nvest Income Funds, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Investment Grade Bond Fund, CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds". The CDC Nvest Cash Management Trust-Money Market Series and CDC Nvest Tax Exempt Money Market Trust, each a "Money Market Fund," constitute the "Money Market Funds."


WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE FOLLOWING TEXT REPLACES THE FIRST PARAGRAPH UNDER THE "ADVISER" SUBSECTION:


          . Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Loomis Sayles Funds.* Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of June 30, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for each Fund.


The following footnote is added to the new text within the subsection entitled "Adviser":


          . * Prior to September 1, 2003, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") served as the adviser to the CDC Nvest High Income Fund, CDC Nvest Limited Term U.S. Government Fund and the CDC Nvest Strategic Income Fund, the respective predecessor funds to the Loomis Sayles Funds.



Within the subsection entitled "Subadviser", the entire paragraph and subsection heading are deleted.



Within the subsection entitled "Subadvisory Agreements" the entire paragraph and the subsection heading are deleted.


THE SECTION ENTITLED "EXCHANGING SHARES" IS REVISED TO READ AS FOLLOWS:


          . In general, you may exchange Class Y shares of your Fund for shares of any other CDC Nvest Fund or series of Loomis Sayles Fund I or Loomis Sayles Funds II that offers Class Y shares or for Class A shares of any Money Market Fund. You may also exchange Class Y shares of your Fund for Institutional Class Shares of any series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers such class. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange

             Class Y shares of any CDC Nvest Fund in a NELICO Deferred
              Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of the relevant fund may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.


WITHIN THE SECTION ENTITLED "HOW FUND SHARES ARE PRICED", THE FOLLOWING TEXT REPLACES THE FOURTH SENTENCE AFTER THE FIRST BULLET:

          . However, in Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares.

[FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT POST-EFFECTIVE AMENDMENT.]

[LOGO] CDC NVESTFUNDS(SM)
       CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------


What's Inside

Goals, Strategies & Risks..Page 2

Fund Fees & Expenses......Page 12

Management Team...........Page 16

Fund Services.............Page 18    CDC Nvest Income Funds--
                                          Class Y Shares
Financial Performance.....Page 26


[LOGO] LOOMIS-SAYLES A              CDC Nvest Bond Income  Fund
COMPANY, L.P.                       Loomis, Sayles & Company, L.P.

                                    CDC Nvest Government Securities Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest High Income Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest Limited Term U.S. Government Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest Strategic Income Fund
                                    Loomis, Sayles & Company, L.P.

                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds 399 Boylston Street,
                        Boston, Massachusetts 02116
                        800-225-5478 www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC Nvest Bond Income Fund ................................................    2
CDC Nvest Government Securities Fund ......................................    4
CDC Nvest High Income Fund ................................................    6
CDC Nvest Limited Term U.S. Government Fund ...............................    8
CDC Nvest Strategic Income Fund ...........................................   10

Fund Fees & Expenses

Fund Fees & Expenses ......................................................   12

More About Risk

More About Risk ...........................................................   14

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................   16
Meet the Funds' Portfolio Managers ........................................   17

Fund Services

It's Easy to Open an Account ..............................................   18
Buying Shares .............................................................   19
Selling Shares ............................................................   20
Selling Shares in Writing .................................................   21
Exchanging Shares .........................................................   22
Restrictions on Buying, Selling and Exchanging Shares .....................   22
How Fund Shares Are Priced ................................................   23
Dividends and Distributions ...............................................   24
Tax Consequences ..........................................................   24
Compensation to Securities Dealers ........................................   25

Financial Performance

Financial Performance .....................................................   26

Glossary of Terms

Glossary of Terms .........................................................   28


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                Please see the back cover of this Prospectus for
                     important privacy policy information.

Goals, Strategies & Risks

CDC Nvest Bond Income Fund


Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Peter W. Palfrey and Richard G. Raczkowski

Category:    Corporate Income

Ticker Symbol:   Class Y
                 -------
                  NERYX

Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund will invest at least 80% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles) and will generally maintain an average effective maturity of ten years or less. The Fund may also purchase lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds").


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:

/     fixed charge coverage

/     the relationship between cash flows and dividend service obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

/     earnings prospects

/     debt as a percentage of assets

/     borrowing requirements, debt maturity schedules and liquidation value

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's credit-worthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

The Fund may also:

o     Invest in Rule 144A securities.

o Invest in foreign securities, including those of emerging markets, and related currency hedging transactions.

o     Invest in mortgage-related securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   20.70%     4.59%      11.40%       8.26%       -0.01%       7.60%       7.80%       3.45%

/\   Highest Quarterly Return: Second Quarter 1995, up 7.47%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 2.19%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. They are also compared to the Lehman Brothers U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and Lehman Brothers U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years     (12/30/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          3.45%          5.37%           7.82%
       Return After Taxes on Distributions*               1.08%          2.53%           4.88%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                            2.06%          2.87%           4.85%
   Lehman Brothers Aggregate Bond Index**                10.25%          7.55%           8.61%
--------------------------------------------------------------------------------------------------
   Lehman Brothers U.S. Credit Index**                   10.53%          7.28%           8.90%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 12/31/94.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks


CDC Nvest Government Securities Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    John Hyll and Clifton V. Rowe

Category:    Government Income

Ticker Symbol:   Class Y
                 -------
                  NEUYX

Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:

/ average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa" by Moody's Investors Service, Inc.

/     average maturity of 10 years or more

In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities.

The Fund may also:

o     Invest in zero-coupon bonds.

o     Invest in mortgage-related securities, including stripped securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   20.31%     1.12%      10.51%       9.31%       -6.28%      13.50%       5.32%      13.70%

/\   Highest Quarterly Return: Third Quarter 2002, up 8.12%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 3.12%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government Bond Index ("Lehman Gov't Bond Index"), an unmanaged index of public debt of the U.S. Treasury, government agencies and their obligations. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Funds shares. The Lehman Gov't. Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years      (3/31/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          13.70%         6.84%           7.18%
       Return After Taxes on Distributions*               11.64%         4.50%           4.66%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                             8.33%         4.28%           4.47%
--------------------------------------------------------------------------------------------------
   Lehman Gov't Bond Index**                              11.50%         7.77%           7.81%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of the Index do not reflect the effect of taxes.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest High Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")

Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Managers:    Matthew J. Eagan and
             Kathleen C. Gaffney

Category:    Corporate Income

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:

/     issuer debt and debt maturity schedules

/     earnings prospects

/     responsiveness to changes in interest rates

/     experience and perceived strength of management

/     borrowing requirements and liquidation value

/     market price in relation to cash flow, interest and dividends

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.

o Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection.

      Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.

o Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.

The Fund may also:


o Invest in zero-coupon, pay-in-kind and Rule 144A securities.

o Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The returns shown are those of the Fund's Class A shares which are not offered in this Prospectus. This is because Class Y shares were not outstanding during the periods shown. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses. The Fund's current subadviser assumed that function on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class Y shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                       (total return)
   1993       1994       1995       1996        1997        1998         1999       2000        2001        2002
   16.52%    -3.22%     11.78%      14.88%      15.37%     -1.70%        4.00%     -16.09%     -10.65%      -8.86%

/\   Highest Quarterly Return: Fourth Quarter 2002, up 7.86%
--
--
\/   Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------

   Average Annual Total Returns
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years   Past 10 Years
--------------------------------------------------------------------------------------------------
   Class A - Return Before Taxes                          -12.91%        -7.78%          1.08%
       Return After Taxes on Distributions*               -15.84%       -11.48%         -2.76%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                             -7.90%        -7.29%         -0.66%
   Lehman Brothers High Yield Composite Index**            -1.41%         0.38%          5.86%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

**    The returns of the Index do not reflect the effect of taxes.


      Class A commenced operations 2/22/84.

For estimated expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Limited Term U.S. Government Fund


Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    John Hyll and Clifton V. Rowe

Category:    Government Income

Ticker Symbol:   Class Y
                 --------
                  NELYX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

/ average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or "Aaa" by Moody's Investors Service, Inc. ("Moody's")

/     effective duration range of two to four years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.

o It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.

The Fund may also:

o Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).

o     Invest in zero-coupon bonds.

o     Invest in foreign bonds denominated in U.S. dollars.

o     Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   13.35%     2.73%       7.53%       6.91%       -0.32%       8.82%       7.41%       8.62%

/\   Highest Quarterly Return: Third Quarter 1998, up 4.80%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 1.20%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)         Past 1 Year     Past 5 Years     (3/31/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          8.62%          6.23%           6.18%
       Return After Taxes on Distributions*               6.51%          3.82%           3.57%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                            5.24%          3.76%           3.61%
--------------------------------------------------------------------------------------------------
   Lehman Int. Gov't Bond Index**                         9.64%          7.44%           7.20%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of the Index do not reflect the effect of taxes.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Strategic Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Daniel J. Fuss and Kathleen C. Gaffney

Category:      Corporate Income

Ticker Symbol:   Class Y
                 -------
                  NEZYX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

/     discounted share price compared to economic value

/     undervalued credit ratings with strong or improving credit profiles

/     yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles seeks to buy bonds at a discount - bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

o Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.

o The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.


The Fund may also:

o     Invest in zero-coupon or pay-in-kind bonds.

o     Invest in mortgage-related securities and stripped securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                       (total return)
   2000       2001        2002
    1.04%     0.33%      15.85%

/\   Highest Quarterly Return: Fourth Quarter 2002, up 9.63%
--
--
\/   Lowest Quarterly Return: Third Quarter 2001, down 2.69%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------
                                                                    Since
   Average Annual Total Returns                                Class Inception
   (for the periods ended December 31, 2002)     Past 1 Year      (12/1/99)
--------------------------------------------------------------------------------
   Class Y - Return Before Taxes                     15.85%         6.25%
       Return After Taxes on Distributions*          12.95%         2.93%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                        9.58%         3.29%
   Lehman Brothers Aggregate Bond Index**            10.25%         7.07%
--------------------------------------------------------------------------------
   Lehman Brothers Universal Bond Index**             9.83%         9.58%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 12/31/99.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

--------------------------------------------------------------------------------
                                                             All Funds Class Y
--------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases                 None
--------------------------------------------------------------------------------
   Maximum deferred sales charge (load)                             None
--------------------------------------------------------------------------------
   Redemption fees                                                  None*
--------------------------------------------------------------------------------

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                              Bond Income Fund         Government Securities Fund         High Income Fund*
                                                   Class Y                       Class Y                      Class Y
------------------------------------------------------------------------------------------------------------------------------------
Management fees                                      0.41%                         0.55%                        0.70%
Distribution and/or service (12b-1) fees             0.00%                         0.00%                        0.00%
Other expenses                                       0.26%                         0.32%                        0.45%
Total annual fund operating expenses                 0.67%                         0.87%                        1.15%
----------------------------------------------------------------------------------------------------
                                                Limited Term
                                             U.S. Government Fund         Strategic Income Fund
                                                   Class Y                       Class Y
----------------------------------------------------------------------------------------------------
Management fees                                      0.57%                         0.65%
Distribution and/or service (12b-1) fees             0.00%                         0.00%
Other expenses                                       0.31%                         0.29%
Total annual fund operating expenses                 0.88%                         0.94%

* Class Y shares of the High Income Fund were not outstanding during 2002. Expenses for High Income Fund have been estimated.

Fund Fees & Expenses

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------------------------
                             Bond Income Fund               Government Securities Fund               High Income Fund
                                  Class Y                             Class Y                             Class Y
------------------------------------------------------------------------------------------------------------------------------------
1 year                           $     68                            $    89                              $  117
------------------------------------------------------------------------------------------------------------------------------------
3 years                          $    214                            $   278                              $  365
------------------------------------------------------------------------------------------------------------------------------------
5 years                          $    373                            $   482                              $  633
------------------------------------------------------------------------------------------------------------------------------------
10 years                         $    835                            $ 1,073                              $1,398
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                     Limited Term U.S. Government Fund         Strategic Income Fund
                                 Class Y                             Class Y
-----------------------------------------------------------------------------------------
1 year                           $    90                             $    96
-----------------------------------------------------------------------------------------
3 years                          $   281                             $   300
-----------------------------------------------------------------------------------------
5 years                          $   488                             $   520
-----------------------------------------------------------------------------------------
10 years                         $ 1,084                             $ 1,155
-----------------------------------------------------------------------------------------

* The example is based on Total Annual Fund Operating Expenses for all periods.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.


Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (Bond Income, High Income and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

High Yield Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic turndown or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.


Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Bond Income, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the CDC Nvest Income Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to the Funds. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.414% for CDC Nvest Bond Income Fund, 0.550% for CDC Nvest Government Securities Fund, 0.700% for CDC Nvest High Income Fund, 0.570% for CDC Nvest Limited Term U.S. Government Fund and 0.646% for CDC Nvest Strategic Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has managed the Strategic Income Fund since May 1995. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 35 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 18 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager the Government Securities Fund since January 2003 and the Limited Term U.S. Government Fund since April 2003. He also serves as portfolio manager of the Loomis Sayles Short Term Bond Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 19 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Bond Income Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 20 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Bond Income Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts, an M.B.A. from Northeastern University and has over 18 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term U.S. Government Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1992 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University and has over 11 years of investment experience.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

      Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

      A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

      There is no initial or subsequent investment minimum for:

o Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

o Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

o     Separate Accounts of New England Financial, MetLife or their affiliates.

o Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

o Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

o Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

o Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y shares.

Fund Services

Buying Shares

                                    Opening an Account                              Adding to an Account

Through Your Investment Dealer
                        o Call your investment dealer for information about opening or adding to an account.

By Mail

                        o Make out a check in U.S. dollars for the        o Make out a check in U.S. dollars for the
                          investment amount, payable to "CDC Nvest          investment amount, payable to "CDC Nvest
                          Funds." Third party checks and "starter"          Funds." Third party checks and "starter"
                          checks will not be accepted.                      checks will not be accepted.

[ENVELOPE ICON]
                        o Mail the check with your completed applica-     o Complete the investment slip from an
                          tion to CDC Nvest Funds, P.O. Box 219579,         account statement or include a letter specify-
                          Kansas City, MO 64121-9579.                       ing the Fund name, your class of shares, your
                                                                            account number and the registered account
                                                                            name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o Obtain a current prospectus for the Fund        o Call your investment dealer or CDC Nvest
                          into which you are exchanging by calling          Funds at 800-225-5478 to request an
[WIRE ICON]               your investment dealer or CDC Nvest Funds         exchange.
                          at 800-225-5478.

                        o Call your investment dealer or CDC Nvest
                          Funds to request an exchange.

By Wire

                        o Call CDC Nvest Funds at 800-225-5478 to         o Instruct your bank to transfer funds to State
                          obtain an account number and wire transfer        Street Bank & Trust Company, ABA#
                          instructions. Your bank may charge you for        011000028, and DDA # 99011538.
                          such a transfer.
[TELEPHONE ICON]
                                                                          o Specify the Fund name, your class of shares,
                                                                            your account number and the registered
                                                                            account name(s). Your bank may charge you
                                                                            for such a transfer.

Through Automated Clearing House ("ACH")

                        o Ask your bank or credit union whether it is a   o Call CDC Nvest Funds at 800-225-5478 to
                          member of the ACH system.                         add shares to your account through ACH.

[ACH ICON]              o Complete the "Bank Information" section on      o If you have not signed up for the ACH system,
                          your account application.                         please call CDC Nvest Funds for a
                                                                            Service Options Form.

                        o Mail your completed application to CDC
                          Nvest Funds, P.O. Box 219579, Kansas City,
                          MO 64121-9579.

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o Call your investment dealer for information.

By Mail

                        o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds.
                          Additional materials may be required. See the section entitled "Selling Shares in Writing."

                        o The request must be signed by all of the owners of the shares and must include the capacity
[ENVELOPE ICON]           in which they are signing, if appropriate.


                        o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City,
                          MO 64121-9579, or by registered, express or certified mail to CDC Nvest Funds,
                          390 West 9th Street, Kansas City, MO 64105-1514.


                        o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
[EXCHANGE ICON]
                        o Call CDC Nvest Funds to request an exchange.

By Wire

                        o Complete the "Bank Information" section on your account application.

                        o Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see
[WIRE ICON]               above) that you wish to have your proceeds wired to your bank.

                        o Proceeds (less any applicable CDSC) will generally be wired on the next business day.
                          wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.


Through Automated Clearing House

                        o Ask your bank or credit union whether it is a member of the ACH system.

                        o Complete the "Bank Information" section on your account application.

[ACH ICON]              o If you have not signed up for the ACH system on your application, please call CDC Nvest
                          Funds at 800-225-5478 for a Service Options Form.

                        o Call CDC Nvest Funds to request an ACH redemption.

                        o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.


By Telephone

[TELEPHONE ICON]        o Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or


o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.


A notary public cannot provide a signature guarantee.
A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

Fund Services

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund that offers Class Y shares or for Class A shares of a Money Market Fund. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                                         Situation
The Fund may suspend the right of redemption or postpone            o When the New York Stock Exchange (the "Exchange") is
payment for more than 7 days:                                         closed (other than a weekend/holiday)

                                                                    o During an emergency

                                                                    o Any other period permitted by the SEC

The Fund reserves the right to suspend account services or          o With a notice of a dispute between registered owners
refuse transaction requests:
                                                                    o With suspicion/evidence of a fraudulent act

The Fund may pay the redemption price in whole or in part           o When it is detrimental for a Fund to make cash payments
by a distribution in kind of readily marketable securities in         as determined in the sole discretion of the adviser or
lieu of cash or may take up to 7 days to pay a redemption             subadviser
request in order to raise capital:

The Fund may withhold redemption proceeds until the                 o When redemptions are made within 10 calendar days of
check or funds have cleared:                                          purchase by check or ACH of the shares being redeemed


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                         Total market value of securities + Cash and other assets - Liabilities
   Net Asset Value =   ----------------------------------------------------------------------------
                                              Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) --amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions


The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Fund Services


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. The Administration has also announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are also unclear at this time, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these proposed changes would affect the foregoing discussion.


Compensation to Securities Dealers

The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                                Income (loss)
                                          from investment operations:                       Less distributions:
                                      --------------------------------------  ---------------------------------------------

                          Net asset
                            value,                Net realized                  Dividends    Distributions
                          beginning       Net    and unrealized   Total from      from          from net
                              of      investment gain (loss) on   investment  net investment    realized          Total
                          the period    income     investments    operations      income      capital gains   distributions
                          ----------  ---------- --------------   ----------  -------------- --------------  --------------
BOND INCOME FUND
    Class Y
   12/31/2002               $11.63      $ 0.69(f)     $(0.32)       $ 0.37        $(0.67)       $   --          $(0.67)
   12/31/2001(c)             11.54        0.79          0.10          0.89         (0.80)           --           (0.80)
   12/31/2000                11.54        0.83          0.01          0.84         (0.84)           --           (0.84)
   12/31/1999                12.38        0.85         (0.86)        (0.01)        (0.82)        (0.01)          (0.83)
   12/31/1998                12.41        0.84          0.15          0.99         (0.84)        (0.18)          (1.02)

GOVERNMENT SECURITIES
FUND
    Class Y
   12/31/2002                11.17        0.49(f)       1.00          1.49         (0.55)           --           (0.55)
   12/31/2001(c)             11.17        0.55          0.04          0.59         (0.59)           --           (0.59)
   12/31/2000                10.44        0.65          0.71          1.36         (0.63)           --           (0.63)
   12/31/1999                11.88        0.70         (1.43)        (0.73)        (0.71)           --           (0.71)
   12/31/1998                11.54        0.72          0.32          1.04         (0.70)           --           (0.70)

LIMITED TERM U.S.
GOVERNMENT FUND
    Class Y
   12/31/2002                11.41        0.48(f)       0.48          0.96         (0.59)           --           (0.59)
   12/31/2001(c)             11.20        0.56          0.26          0.82         (0.61)           --           (0.61)
   12/31/2000                11.00        0.75          0.19          0.94         (0.74)           --           (0.74)
   12/31/1999                11.73        0.70         (0.74)        (0.04)        (0.69)           --           (0.69)
   12/31/1998                11.66        0.72          0.06          0.78         (0.71)           --           (0.71)

STRATEGIC INCOME FUND
    Class Y
   12/31/2002                 9.90        0.80(f)       0.71          1.51         (0.67)           --           (0.67)
   12/31/2001(c)             10.81        0.94(f)      (0.92)         0.02         (0.93)           --           (0.93)
   12/31/2000                11.65        0.96(f)      (0.84)         0.12         (0.96)           --           (0.96)
   12/31/1999(e)             11.45        0.86         (0.56)         0.30         (0.10)           --           (0.10)


(a)   Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease the ratio of net investment income to average net assets from 6.75% to 6.68%. For Government Securities Fund, the effect of this change was to decrease net investment income per share by $0.04 per share and to decrease the ratio of net investment income to average net assets from 5.24% to 4.85%. For Limited Term U.S. Government Fund, the effect of this change was to decrease net investment income per share by $0.04 and to decrease the ratio of net investment income to average net assets from 5.34% to 4.98%. For Strategic Income Fund there was no effect of this change. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                   Ratios to average net assets:
                                                   -----------------------------

 Net asset                          Net assets,
  value,          Total               end of                     Net investment    Portfolio
  end of         return             the period       Expenses        income         turnover
the period       (%) (a)               (000)         (%) (b)         (%) (b)        rate (%)
----------      ---------           -----------    -----------   ---------------   ----------
$   11.33          3.5              $  18,346          0.67            6.15              65
    11.63          7.8                 17,351          0.67            6.68              84
    11.54          7.6                 14,013          0.67            7.40              83
    11.54         (0.0)(d)             10,320          0.72            7.12              63
    12.38          8.2                  9,289          0.76            6.69              65

    12.11         13.7                  6,822          0.87            4.28              52
    11.17          5.3                  4,821          1.00            4.85             317
    11.17         13.5                  4,593          1.01            6.09             622
    10.44         (6.3)                 2,754          1.11            6.25             313
    11.88          9.3                  3,404          1.13            6.05             106

    11.78          8.6                  8,529          0.88            4.14              88
    11.41          7.4                  3,441          0.95            4.98             275
    11.20          8.8                  3,254          0.95            6.63             384
    11.00         (0.3)                 7,086          0.98            6.26             400
    11.73          6.9                  8,345          0.96            6.16           1,351

    10.74         15.9                  1,039          0.94            7.77              30
     9.90          0.3                    445          0.93            9.10              10
    10.81          1.0                    335          0.90            9.07              13
    11.65          2.7                     --(g)       0.96            9.34              19

(d)   Amount is less than one tenth of one percent.

(e)   For the period December 1, 1999 (inception) through December 31, 1999.

(f) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(g)   Amount is less than $500.

Glossary of Terms


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

If you would like more information about the Funds, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

 Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

  To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

 CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA
         02116 Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com

         Important Notice Regarding Delivery of Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

  Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's
                         Internet site at: www.sec.gov.

Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)

                    (Investment Company Act File No. 811-242)

                                    YB51-0503

                      LOOMIS SAYLES MUNICIPAL INCOME FUND


  Supplement dated September 15, 2003 to the CDC Nvest Tax Free Income Funds Classes A and B Prospectus dated May 1, 2003, as supplemented from time to time
   (the "Prospectus"). This Supplement, taken together with the Prospectus, constitutes the prospectus for the Loomis Sayles Municipal Income Fund, a series of Loomis Sayles Funds II.



    This Supplement relates only to the Loomis Sayles Municipal Income Fund (formerly the CDC Nvest Municipal Income Fund). This Supplement does not relate to or modify any disclosure with respect to the Loomis Sayles Massachusetts Tax
 Free Income Fund (formerly the CDC Nvest Massachusetts Tax Free Income Fund). Shareholders and prospective shareholders of the Loomis Sayles Massachusetts
              Tax Free Income Fund may disregard this Supplement.



On June 12, 2003, the Board of Trustees of CDC Nvest Funds Trust I ("Trust I") and Loomis Sayles Funds II (the "Trust", formerly Loomis Sayles Funds) approved the reorganization (the "Reorganization") of certain series of Trust I into the Trust, a registered, open-end management investment company. Effective on or about September 12, 2003 (the "Effective Date"), the CDC Nvest Municipal Income Fund (the "Predecessor Fund") will cease to be a series of Trust I, and will become the Loomis Sayles Municipal Income Fund, a series of the Trust (the "Successor Fund" or the "Fund"). Consequently, shareholders of the Predecessor Fund will become shareholders of the same class of shares of the Successor Fund. The effectiveness of the Predecessor Fund's Reorganization is subject to several conditions, including the approval of the shareholders of the Predecessor Fund.


The Successor Fund will be identical to the Predecessor Fund, except as discussed below. Therefore, the Prospectus of the Predecessor Fund, as modified by this Supplement, will be used to offer and sell shares of the Successor Fund. Disclosure in the Prospectus relating to the Predecessor Fund applies to the Successor Fund, except as set forth in the Prospectus. This supplement does not modify any disclosures with respect to the Loomis Sayles Massachusetts Tax Free Income Fund (formerly the CDC Nvest Massachusetts Tax Free Income Fund).

Prospectus Changes Effective as of the Effective Date

NAME CHANGE

          . As of the Effective Date, any reference to "CDC Nvest Municipal Income Fund" is replaced with "Loomis Sayles Municipal Income Fund."


          . Similarly, as of the Effective Date, the Investment Company Act File Number for the Fund will be 811-6241.


WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES & RISKS", UNDER THE "ADVISER" AND "SUBADVISER" SUBSECTIONS, THE DESCRIPTION OF THE ADVISER AND THE SUBADVISER IS REVISED AS FOLLOWS:


          . "Loomis, Sayles & Company, L.P. ("Loomis Sayles")" replaces "CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")" as the adviser to the Fund. The references to Loomis Sayles as the Fund's subadviser are deleted.


FUND SUMMARY FOR THE LOOMIS SAYLES MUNICIPAL INCOME FUND

WITHIN THE SECTION ENTITLED "GOALS, STRATEGIES AND RISKS", THE SUBSECTION ENTITLED "EVALUATING THE FUND'S PAST PERFORMANCE" IS REPLACED WITH THE FOLLOWING TEXT:

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current adviser assumed that function on September 1, 2003. Prior to that, it served as the subadviser to the Fund, a role it assumed in June 2001. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

                                                                     SP201-0903

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years.+ The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                    [CHART]

 1993    1994    1995   1996   1997   1988    1999   2000   2001   2002
------  ------  ------  -----  -----  -----  ------  -----  -----  -----
12.16%  -7.99%  17.22%  4.63%  8.58%  5.33%  -2.76%  8.76%  3.00%  7.31%


More recent return information (1/1/03 - 6/30/03): up 3.34%+


(triangle up) Highest Quarterly Return: First Quarter 1995, up 8.46% (down triangle) Lowest Quarterly Return: First Quarter 1994, down 6.55%

The table below shows how annual total returns for each Class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Municipal Bond Index, a market-weighted unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


                                                                                      Since Class B
Average Annual Total Returns+                                                           Inception
(for the periods ended December 31, 2002)      Past 1 Year Past 5 Years Past 10 Years   (9/13/93)
---------------------------------------------------------------------------------------------------
Class A--Return Before Taxes                      2.50%        3.28%        4.91%           --
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions*              2.49%        3.26%        4.80%           --
---------------------------------------------------------------------------------------------------
Return After Taxes on Distributions & Sales of
  Fund Shares*                                    3.29%        3.56%        4.89%           --
---------------------------------------------------------------------------------------------------
Class B--Return Before Taxes                      1.66%        3.16%          --          3.90%
---------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**            9.60%        6.06%        6.71%         6.10%



+ The returns shown reflect the results of the CDC Nvest Municipal Income Fund, whose assets and liabilities were reorganized into the Fund on September 12, 2003.


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only Class A of the Fund. After-tax returns for Class B shares of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from 9/30/93 for Class B shares of the Fund's predecessor. Class A shares of the Fund's predecessor commenced operations 5/9/77.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."


WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE TITLE OF THE SECTION IS REVISED TO READ "MEET THE FUNDS' INVESTMENT ADVISER" AND THE DESCRIPTION OF THE CDC NVEST FUNDS FAMILY AND ACCOMPANYING TEXT IS REVISED AS FOLLOWS TO REFLECT CERTAIN FUND CHANGES:



          . The CDC Nvest Funds family includes 25 mutual funds. CDC Nvest Funds had $4.2 billion in assets under management as of June 30, 2003. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the Loomis Sayles Municipal Income Fund, which, along with the Loomis Sayles Massachusetts Tax Free Income Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund, Loomis Sayles Investment Grade Bond Fund, CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Income Funds, constitute the "CDC Nvest Funds." The CDC Nvest Cash Management Trust-Money Market Series and CDC Nvest Tax Exempt Money Market Trust, each a "Money Market Fund," constitute the "Money Market Funds."


WITHIN THE SECTION ENTITLED "MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISER", THE FOLLOWING TEXT REPLACES THE FIRST PARAGRAPH UNDER THE "ADVISER" SUBSECTION:


          . Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the Loomis Sayles Municipal Income Fund.* Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of June 30, 2003. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry. Loomis Sayles makes the investment decisions for the Funds.


THE FOLLOWING FOOTNOTE IS ADDED TO THE NEW TEXT WITHIN THE SUBSECTION ENTITLED "ADVISER":


          . * Prior to September 1, 2003, CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") served as the adviser to the CDC Nvest Municipal Income Fund, the predecessor fund to the Loomis Sayles Municipal Income Fund. Loomis Sayles was the CDC Nvest Municipal Income Fund's subadviser during such period.



Within the subsection entitled "Subadviser", the entire paragraph and subsection heading are deleted.



Within the subsection entitled "Subadvisory Agreements" the entire paragraph and subsection heading are deleted.



THE SECTION ENTITLED "EXCHANGING SHARES" IS REVISED TO READ AS FOLLOWS:



          . In general, you may exchange shares of your Fund for shares of the same class of a CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers such class of shares, without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less) or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the relevant fund may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.


WITHIN THE SECTION ENTITLED "HOW FUND SHARES ARE PRICED", THE FOLLOWING TEXT REPLACES THE FOURTH SENTENCE AFTER THE FIRST BULLET:

          . However, in Loomis Sayles' discretion, the Fund's shares may be priced on a day the Exchange is closed for trading if Loomis Sayles in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares.

[FINANCIAL HIGHLIGHTS TO BE FILED BY SUBSEQUENT POST-EFFECTIVE AMENDMENT.]

                           [LOGO] CDC Nvest Funds(SM)

               CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------


What's Inside

Goals, Strategies & Risks..Page 1

Fund Fees & Expenses.......Page 5

Management Team............Page 8

Fund Services..............Page 10

Financial Performance......Page 23  CDC Nvest Tax Free Income Funds

[LOGO] LOOMIS-SAYLES A              CDC Nvest Massachusetts Tax Free Income Fund
COMPANY, L.P.                       Loomis, Sayles & Company, L.P.

                                    CDC Nvest Municipal Income Fund
                                    Loomis, Sayles & Company, L.P.



                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478

                        www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC Nvest Massachusetts Tax Free Income Fund ..............................  1
CDC Nvest Municipal Income Fund ...........................................  3

Fund Fees & Expenses

Fund Fees & Expenses ......................................................  5

More About Risk

More About Risk............................................................  7

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................  8
Meet the Funds' Portfolio Managers ........................................  9

Fund Services

Investing in the Funds .................................................... 10
How Sales Charges Are Calculated .......................................... 11
Ways to Reduce or Eliminate Sales Charges ................................. 12
It's Easy to Open an Account .............................................. 13
Buying Shares ............................................................. 14
Selling Shares ............................................................ 15
Selling Shares in Writing ................................................. 17
Exchanging Shares ......................................................... 18
Restrictions on Buying, Selling and Exchanging Shares ..................... 18
How Fund Shares Are Priced ................................................ 19
Dividends and Distributions ............................................... 20
Tax Consequences .......................................................... 20
Compensation to Securities Dealers ........................................ 21
Additional Investor Services .............................................. 22

Financial Performance

Financial Performance ..................................................... 23

Glossary of Terms

Glossary of Terms.......................................................... 25


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                Please see the back cover of this Prospectus for
                      important privacy policy information.

Goals, Strategies & Risks

CDC Nvest Massachusetts Tax Free Income Fund

Adviser:    CDC IXIS Asset Management Advisers, L.P.
            ("CDC IXIS Advisers")

Subadviser: Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")

Managers:   Robert Payne and Martha A. Strom

Category:   Tax Free Income

Ticker Symbol:         Class A       Class B
                       ---------------------
                       NEFMX         NEMBX

Investment Goal

The Fund seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund typically invests in a mix of Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams. It is a fundamental policy of the Fund to, under normal market conditions, invest at least 80% of its net assets in investments the income of which is exempt from federal and Massachusetts income tax (which may include securities of issuers located outside of Massachusetts so long as the income of such securities is exempt from federal and Massachusetts income tax). Additionally, at least 85% of the Fund's assets will consist of securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or securities that are non-rated but are considered to be of comparable quality by Loomis Sayles.

To achieve this goal, the Fund maintains policies that provide that (1) at least 90% of its net assets are invested in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax ("AMT") and Massachusetts personal income tax ("Massachusetts Tax-Exempt Securities")) and (2) not more than 20% of its assets are invested in securities on which the interest is subject to AMT for individuals.

Loomis Sayles follows a conservative total-return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, and attempts to construct a portfolio with the following characteristics:

/     Average credit rating of A (as rated by S&P or Moody's)

/     Average maturity of between 15 and 25 years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o The Fund's portfolio managers work closely with municipal bond analysts to develop an outlook on the economy from research provided by various Wall Street firms as well as specific forecasting services.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the Fund's investment universe. This value analysis uses quantitative tools such as internal and external computer systems and software.

o The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax free income consistent with overall credit quality.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds issued by the Massachusetts government and its agencies.

The Fund may also:

o Invest up to 15% of its assets in lower-quality bonds (those rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, or considered to be of comparable grade by Loomis Sayles if non-rated).

o     Invest in zero-coupon bonds.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

State specific: Weakness in the local or national economy and other economic or regulatory events impacting Massachusetts generally could adversely affect the credit ratings and creditworthiness of Massachusetts municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods shown.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

 1993    1994     1995    1996    1997    1998    1999    2000    2001    2002
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
12.40%  -7.34%   17.83%  3.24%   9.32%   4.92%   -4.12%  9.27%   3.21%   8.12%

/\  Highest Quarterly Return: First Quarter 1995, up 7.55%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 6.11%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Since Class B
Average Annual Total Returns                                                                            Inception
(for the periods ended December 31, 2002)           Past 1 Year     Past 5 Years     Past 10 Years      (9/13/93)
--------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          3.53%            3.27%             4.98%              --
    Return After Taxes on Distributions*               1.87%            2.72%             4.44%              --
    Return After Taxes on Distributions &
    Sales of Fund Shares*                              2.13%            3.01%             4.51%              --
Class B - Return Before Taxes                          2.43%            3.16%               --              3.93%
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                 9.60%            6.06%             6.71%             6.09%
--------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares of the Fund will vary.


** The returns of the Index do not reflect the effect of taxes. The returns the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 3/23/84.

          For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Municipal Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P.
             ("CDC IXIS Advisers")

Subadviser:  Loomis, Sayles & Company, L.P.
                  ("Loomis Sayles")

Managers:    Robert Payne and Martha A. Strom

Category:    Tax Free Income

Ticker Symbol:          Class A       Class B
                        ---------------------
                        NEFTX         NETBX

Investment Goal

The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers ("municipal securities"), which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax). The Fund will not change such policy without shareholder approval. The Fund may invest not more than 20% of its net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals. It will invest at least 85% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or are non-rated but are considered to be of comparable quality by Loomis Sayles), and the other 15% may be invested in lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's or are considered to be of comparable quality by Loomis Sayles) or non-rated bonds. The Fund's portfolio managers will generally shift assets among investment-grade bonds depending on economic conditions and outlook in order to increase appreciation potential.

Loomis Sayles follows a total-return oriented investment approach in selecting securities for the Fund. It takes into account economic conditions and market conditions as well as issuer-specific data, such as:

/     revenue projections and spending requirements/forecasts

/     earnings prospects and cash flow

/     debt as a percentage of assets and cash flow

/     borrowing requirements, debt maturity schedules and reserve requirements

/     the relationship between cash flows and dividend obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the municipal marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax-free income consistent with overall credit quality.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds nationwide and across a variety of municipal sectors. This use of multi-state and multi-sector diversification helps provide increased protection against local economic downturns or bond rating downgrades.

The Fund may also:

o Invest in "private activity" bonds, which may subject a shareholder to an alternative minimum tax.

o     Invest in zero-coupon bonds.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Municipal Securities: Weakness in the local or national economy and other economic or regulatory events impacting municipal issuers generally could adversely affect the credit ratings and credit worthiness of the issuers of the municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

 1993    1994     1995    1996    1997    1998    1999    2000    2001    2002
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
12.16%  -7.99%   17.22%  4.63%   8.58%   5.33%   -2.76%  8.76%   3.00%   7.31%

/\   Highest Quarterly Return: First Quarter 1995, up 8.46%
--
--
\/   Lowest Quarterly Return: First Quarter 1994, down 6.55%

The table below shows how the average annual total returns for each Class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------------------------------------
                                                                                                  Since Class B
Average Annual Total Returns                                                                        Inception
(for the periods ended December 31, 2002)         Past 1 Year    Past 5 Years    Past 10 Years      (9/13/93)
-----------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                        2.50%           3.28%            4.91%              --
    Return After Taxes on Distributions*             0.70%           2.73%            4.31%              --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          1.50%           3.03%            4.40%              --
Class B - Return Before Taxes                        1.66%           3.16%              --             3.90%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**               9.60%           6.06%            6.71%            6.10%
-----------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 5/9/77.

          For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------------------------
                                                               Massachusetts Tax                      Municipal
                                                               Free Income Fund                      Income Fund
                                                           Class A          Class B           Class A           Class B
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)(1)(2)              4.25%            None              4.50%            None
------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
     of original purchase price or redemption
     proceeds, as applicable)(2)                             (3)             5.00%              (3)             5.00%
------------------------------------------------------------------------------------------------------------------------
Redemption fees                                             None*            None*             None*            None*
------------------------------------------------------------------------------------------------------------------------

(1)   A reduced sales charge on Class A shares applies in some cases.

      See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2)   Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


-------------------------------------------------------------------------------------------------
                                              Massachusetts Tax             Municipal Income
                                              Free Income Fund*                   Fund
                                             Class A     Class B           Class A     Class B
-------------------------------------------------------------------------------------------------
Management fees                               0.60%        0.60%            0.46%        0.46%
Distribution and/or service (12b-1) fees      0.35%        1.00%**          0.25%        1.00%**
Other expenses                                0.39%        0.39%            0.35%        0.35%
Total annual fund operating expenses          1.34%        1.99%            1.06%        1.81%
-------------------------------------------------------------------------------------------------

* CDC IXIS Advisers has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.40% and 2.05% annually of the Fund's average daily net assets for Class A and Class B shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.


** Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o     You invest $10,000 in a Fund for the time periods indicated;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                      Massachusetts Tax Free Income Fund      Municipal Income Fund
----------------------------------------------------------------------------------------
                         Class A          Class B          Class A         Class B
                                       (1)       (2)                    (1)        (2)
----------------------------------------------------------------------------------------
1 year                    $556        $702      $202         $553       $684       $184
----------------------------------------------------------------------------------------
3 years                   $831        $924      $624         $772       $869       $569
----------------------------------------------------------------------------------------
5 years                 $1,128      $1,273    $1,073       $1,008     $1,180       $980
----------------------------------------------------------------------------------------
10 years**              $1,969      $2,149    $2,149       $1,686     $1,930     $1,930
----------------------------------------------------------------------------------------


(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on Total Annual Fund Operating Expenses for all periods.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Political Risk The risk of losses directly attributable to government or political actions. This risk may be more acute for issuers of municipal securities.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser

The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Tax Free Income Funds (the "Funds" and each a "Fund"), which along with the CDC Nvest Income Funds, CDC Nvest Equity Funds and CDC Nvest Star Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust, constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to the Funds. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.460% for the Municipal Income Fund and 0.600% for the Massachusetts Tax Free Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

Robert Payne

Robert Payne has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2003. Mr. Payne is Vice President and Portfolio Manager of Loomis Sayles. His investment career began in 1967 and he has been with Loomis Sayles since 1982. He received a B.S. from the University of Utah and has over 35 years of investment experience.

Martha A. Strom

Martha A. Strom has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2002. Ms. Strom is Vice President and Portfolio Manager of the Municipal Bond Investment Team of Loomis Sayles. Her investment career began with Loomis Sayles in 1988. Following a five-year period with Nuveen Investments where she was Assistant Vice President and Fixed Income Research Analyst, Ms. Strom rejoined Loomis Sayles in 2001. Ms. Strom received a B.S. from Boston University and has over 15 years of investment management experience.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A and B shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares ("the offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

----------------------------------------------------------------------------------------------------
                         Massachusetts Tax Free Income Fund              Municipal Income Fund
                               Class A Sales Charges                     Class A Sales Charges
                            As a % of        As a % of             As a % of         As a % of
Your Investment           offering price   your investment       offering price    your investment
----------------------------------------------------------------------------------------------------
Less than  $ 50,000           4.25%             4.44%                 4.50%             4.71%
----------------------------------------------------------------------------------------------------
$ 50,000 - $ 99,000           4.00%             4.17%                 4.50%             4.71%
----------------------------------------------------------------------------------------------------
$100,000 - $249,999           3.50%             3.63%                 3.50%             3.63%
----------------------------------------------------------------------------------------------------
$250,000 - $499,999           2.50%             2.56%                 2.50%             2.56%
----------------------------------------------------------------------------------------------------
$500,000 - $999,999           2.00%             2.04%                 2.00%             2.04%
----------------------------------------------------------------------------------------------------
$1,000,000 or more*           0.00%             0.00%                 0.00%             0.00%
----------------------------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

------------------------------------------------------------------
           Class B Contingent Deferred Sales Charges
       Year Since Purchase         CDSC on Shares Being Sold
------------------------------------------------------------------
               1st                           5.00%
------------------------------------------------------------------
               2nd                           4.00%
------------------------------------------------------------------
               3rd                           3.00%
------------------------------------------------------------------
               4th                           3.00%
------------------------------------------------------------------
               5th                           2.00%
------------------------------------------------------------------
               6th                           1.00%
------------------------------------------------------------------
           thereafter                        0.00%
------------------------------------------------------------------

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Class A Shares

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $100,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Class A or B Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

---------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                           Minimum to           Investment Builder          Minimum for
Type of Account                                          Open an Account       or Payroll Deduction      Existing Accounts
---------------------------------------------------------------------------------------------------------------------------
Any account other than those
listed below                                                  $2,500                   $25                     $100
---------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                   $2,500                   $25                     $100
Transfers to Minors Act ("UTMA")
---------------------------------------------------------------------------------------------------------------------------

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)               CDC Nvest Funds Web Site

           800-225-5478, press 1                        www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

      o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

      o review your account balance, recent transactions, Fund prices and recent performance;

      o     order duplicate account statements; and

      o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares

                            Opening an Account                  Adding to an Account
Through Your Investment Dealer

                  o Call your investment dealer for information about opening or adding to an account.

By Mail

                  o     Make out a check in U.S.       o     Make out a check in U.S.
                        dollars for the investment           dollars for the investment
                        amount, payable to "CDC              amount, payable to "CDC
                        Nvest Funds." Third party            Nvest Funds." Third party
[ENVELOPE ICON]         checks and "starter" checks          checks and "starter" checks
                        will not be accepted.                will not be accepted.


                  o     Mail the check with your       o     Complete the investment slip
                        completed application to CDC         from an account statement or
                        Nvest Funds, P.O. Box                include a letter specifying
                        219579, Kansas City, MO              the Fund name, your class of
                        64121-9579.                          shares, your account number
                                                             and the registered account
                                                             name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o     Obtain a current prospectus    o     Call your investment dealer
                        for the Fund into which you          or CDC Nvest Funds at
                        are exchanging by calling            800-225-5478 or visit
                        your investment dealer or            www.cdcnvestfunds.com to
                        CDC Nvest Funds at                   request an exchange.
                        800-225-5478.
[EXCHANGE ICON]
                  o     Call your investment dealer
                        or CDC Nvest Funds or visit
                        www.cdcnvestfunds.com to
                        request an exchange.

By Wire

                  o     Call CDC Nvest Funds at        o     Visit www.cdcnvestfunds.com
                        800-225-5478 to obtain an            to add shares to your
                        account number and wire              account by wire. Instruct
                        transfer instructions. Your          your bank to transfer funds
                        bank may charge you for such         to State Street Bank & Trust
                        a transfer.                          Company, ABA# 011000028, and
                                                             DDA # 99011538.
[WIRE ICON]
                                                       o     Specify the Fund name, your
                                                             class of shares, your
                                                             account number and the
                                                             registered account name(s).
                                                             Your bank may charge you for
                                                             such a transfer.

Through Automated Clearing House ("ACH")


                  o     Ask your bank or credit        o     Call CDC Nvest Funds at
                        union whether it is a member         800-225-5478 or visit
                        of the ACH system.                   www.cdcnvestfunds.com to add
                                                             shares to your account
                  o     Complete the "Bank                   through ACH.
[ACH ICON]              Information" section on your
                        account application.           o     If you have not signed up
                                                             for the ACH system, please
                  o     Mail your completed                  call CDC Nvest Funds or
                        application to CDC Nvest             visit www.cdcnvestfunds.com
                        Funds, P.O. Box 219579,              for a Service Options Form.
                        Kansas City, MO 64121-9579.


Automatic Investing Through Investment Builder

                  o     Indicate on your application   o     Please call CDC Nvest Funds
                        that you would like to begin         at 800-225-5478 or visit
                        an automatic investment plan         www.cdcnvestfunds.com for a
                        through Investment Builder           Service Options Form. A
                        and the amount of the                signature guarantee may be
[INVESTING ICON]        monthly investment ($25              required to add this
                        minimum).                            privilege.

                  o     Include a check marked         o     See the section entitled
                        "Void" or a deposit slip             "Additional Investor
                        from your bank account.              Services."

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                  o     Call your investment dealer for information.

By Mail

                  o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                  o     The request must be signed by all of the owners of the
                        shares and must include the capacity in which they are
[ENVELOPE ICON]         signing, if appropriate.


                  o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street, Kansas City, MO 64105-1514.


                  o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o     Obtain a current prospectus for the Fund into which you
                        are exchanging by calling your investment dealer or CDC
[EXCHANGE ICON]         Nvest Funds at 800-225-5478.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                  o Complete the "Bank Information" section on your account application.

                  o     Call CDC Nvest Funds at 800-225-5478 or visit
                        www.cdcnvestfunds.com or indicate in your redemption
[WIRE ICON]             request letter (see above) that you wish to have your
                        proceeds wired to your bank.

                  o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  o Ask your bank or credit union whether it is a member of the ACH system.

                  o Complete the "Bank Information" section on your account application.

                  o     If you have not signed up for the ACH system on your
[ACH ICON]              application, please call CDC Nvest Funds at 800-225-5478
                        or visit www.cdcnvestfunds.com for a Service Options
                        Form.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                  o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                  o     Call CDC Nvest Funds at 800-225-5478 to choose the
[TELEPHONE ICON]        method you wish to use to redeem your shares. You may
                        receive your proceeds by mail, by wire or through ACH
                        (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                  o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                  o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Check (for Class A shares of Massachusetts Tax Free Income Fund only)

                  o Select the check writing option on your application and complete the signature card.

                  o To add this privilege to an existing account, call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
[CHECK ICON]
                  o     Each check must be written for $500 or more.

                  o You may not close your account by withdrawal check. Please call your financial representative or CDC Nvest Funds to close an account.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s), or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                   Requirements for Written Requests

Individual, joint, sole                 o     The request must include the
proprietorship, UGMA/UTMA (minor              signatures of all persons
accounts)                                     authorized to sign,
                                              including title, if
                                              applicable.

                                        o     Signature guarantee, if
                                              applicable (see above).

                                        o     Additional documentation may
                                              be required.

Corporate or association accounts      o      The request must include the
                                              signatures of all persons
                                              authorized to sign,
                                              including title.

Owners or trustees of trust             o     The request must include the
accounts                                      signatures of all trustees
                                              authorized to sign,
                                              including title.

                                        o     If the names of the trustees
                                              are not registered on the
                                              account, please provide a
                                              copy of the trust document
                                              certified within the past 60
                                              days.

                                        o     Signature guarantee, if
                                              applicable (see above).

Joint tenancy whose co-tenants are      o     The request must include the
deceased                                      signatures of all surviving
                                              tenants of the account.

                                        o     Copy of the death certificate.

                                        o     Signature guarantee if
                                              proceeds check is issued to
                                              other than the surviving
                                              tenants.

Power of Attorney (POA)                o      The request must include the
                                              signatures of the
                                              attorney-in-fact, indicating
                                              such title.

                                        o     A signature guarantee.

                                        o     Certified copy of the POA
                                              document stating it is still
                                              in full force and effect,
                                              specifying the exact Fund
                                              and account number, and
                                              certified within 30 days of
                                              receipt of instructions.*

Executors of estates,                   o     The request must include the
administrators, guardians,                    signatures of all those
conservators                                  authorized to sign,
                                              including capacity.

                                        o     A signature guarantee.

                                        o     Certified copy of court
                                              document where signer
                                              derives authority, e.g.,
                                              Letters of Administration,
                                              Conservatorship and Letters
                                              Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in the prospectus:

Restriction                                  Situation

The Fund may suspend the right of            o     When the New York Stock
redemption or postpone payment for                 Exchange (the "Exchange") is
more than 7 days:                                  closed (other than a
                                                   weekend/holiday)

                                             o     During an emergency

                                             o     Any other period permitted
                                                   by the SEC

The Fund reserves the right to               o     With a notice of a dispute
suspend account services or refuse                 between registered owners
transaction requests:
                                             o     With suspicion/evidence of a
                                                   fraudulent act

The Fund may pay the redemption              o     When it is detrimental for a
price in whole or in part by a                     Fund to make cash payments
distribution in kind of readily                    as determined in the sole
marketable securities in lieu of                   discretion of the adviser or
cash or may take up to 7 days to                   subadviser
pay a redemption request in order
to raise capital:

The Fund may withhold redemption             o     When redemptions are made
proceeds until the check or funds                  within 10 calendar days of
have cleared:                                      purchase by check or ACH of
                                                   the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                         Total market value of securities + Cash and other assets - Liabilities
Net Asset Value =       -----------------------------------------------------------------------
                                              Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from your investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.

o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) --amortized cost (which approximates market value).

o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (tax exempt and taxable income other than long-term capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. Each Fund also intends to meet all the requirements of the Code necessary to ensure that they are qualified to pay "exempt interest dividends." Fund distributions designated as exempt-interest dividends are not generally subject to federal income tax. In addition, in the case of Massachusetts Tax Free Income Fund, such distributions are not generally subject to Massachusetts state income tax to the extent they derive from Massachusetts obligations and provided that the Fund identifies such distributions in written notice to shareholders within 60 days from the end of the taxable year. The Funds may, however, invest a portion of their assets in securities that generate income that is not exempt from federal or state taxes.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

If you receive social security or railroad retirement benefits, a portion of those benefits may be subject to federal income tax as a result of receiving exempt interest dividends. Also, an investment in the Funds may result in a liability for federal alternative minimum tax as well as state and local taxes, both for individual and corporate shareholders.

Fund Services


Tax Consequences

Each Fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to you as such when it is distributed to you.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

You should consult your tax adviser for more information on your own situation, including possible state or local tax.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

Special tax considerations for Massachusetts Tax Free Income Fund

Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

For state tax purposes, gains realized by the Fund on the sale of certain tax-exempt securities that are designated by the Fund as tax-exempt retain their tax-exempt character when distributed to shareholders.

Under new tax legislation enacted by Massachusetts Legislature in 2002, capital gains realized on capital assets held for more than one year will be subject to a single tax rate rather than a graduated schedule, as provided under prior law. Accordingly, Fund distributions deriving from such gains will be taxable to you based on the single rate.

Special tax considerations for Municipal Income Fund

The federal exemption for "exempt-interest dividends" does not necessarily result in exemption from state and local taxes. Distributions of these dividends may be exempt from local and state taxation to the extent they are derived from the state and locality in which you reside. You should check the consequences under your local and state tax laws before investing in the Fund.


Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Massachusetts Tax Free Income Fund also pay an annual distribution fee of 0.10% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                       Income (loss) from investment
                                                 operations:                      Less distributions:
                                     ------------------------------------  ---------------------------------
                                                    Net
                                                  realized                             Distribu-
                         Net asset                  and                    Dividends     tions
                          value,                 unrealized      Total       from       from net               Net asset
                         beginning      Net      gain (loss)     from         net       realized      Total      value,     Total
                            of       investment      on        investment  investment    capital    distribu-    end of     return
                        the period     income    investments   operations    income       gains       tions    the period  (%) (a)
                        ----------   ----------  -----------   ----------  ----------  ----------   ---------  ----------  -------
MASSACHUSETTS TAX FREE
INCOME FUND

    Class A
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002             $15.82      $ 0.67      $ 0.59        $ 1.26      $(0.68)    $     --      $(0.68)     $16.40     8.1
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)          16.06        0.75       (0.24)         0.51       (0.75)          --       (0.75)      15.82     3.2(b)
    12/31/2000              15.48        0.82        0.57          1.39       (0.81)          --       (0.81)      16.06     9.3(b)
    12/31/1999              17.02        0.82       (1.50)        (0.68)      (0.83)       (0.03)      (0.86)      15.48    (4.1)(b)
    12/31/1998              17.13        0.86       (0.04)         0.82       (0.85)       (0.08)      (0.93)      17.02     4.9(b)

    Class B
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002              15.78        0.57        0.58          1.15       (0.57)          --       (0.57)      16.36     7.4
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)          16.03        0.64       (0.24)         0.40       (0.65)          --       (0.65)      15.78     2.5(b)
    12/31/2000              15.45        0.71        0.58          1.29       (0.71)          --       (0.71)      16.03     8.6(b)
    12/31/1999              16.98        0.71       (1.49)        (0.78)      (0.72)       (0.03)      (0.75)      15.45    (4.7)(b)
    12/31/1998              17.09        0.74       (0.03)         0.71       (0.74)       (0.08)      (0.82)      16.98     4.2(b)

MUNICIPAL INCOME FUND

    Class A
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002             $ 7.25      $ 0.34      $ 0.18        $ 0.52      $(0.34)    $     --      $(0.34)     $ 7.43     7.3
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)           7.39        0.36       (0.14)         0.22       (0.36)          --       (0.36)       7.25     3.0
    12/31/2000               7.17        0.40        0.21          0.61       (0.39)          --       (0.39)       7.39     8.8
    12/31/1999               7.76        0.39       (0.59)        (0.20)      (0.39)          --       (0.39)       7.17    (2.8)
    12/31/1998               7.75        0.39        0.01          0.40       (0.39)          --       (0.39)       7.76     5.3

    Class B
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002               7.25        0.29        0.19          0.48       (0.29)          --       (0.29)       7.44     6.7
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)           7.39        0.31       (0.14)         0.17       (0.31)          --       (0.31)       7.25     2.2
    12/31/2000               7.17        0.35        0.21          0.56       (0.34)          --       (0.34)       7.39     8.0
    12/31/1999               7.76        0.33       (0.59)        (0.26)      (0.33)          --       (0.33)       7.17    (3.5)
    12/31/1998               7.75        0.33        0.01          0.34       (0.33)          --       (0.33)       7.76     4.5

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations.

(b) Had certain expenses not been reduced during the period, total returns would have been lower.

(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund, the effect of this change was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A shares and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                Ratios to average net assets:
                -----------------------------


   Net assets,
     end of                     Net investment    Portfolio
   the period      Expenses         income        turnover
      (000)          (%)             (%)          rate (%)
  ------------    -----------    -----------    ------------

----------------------------------------------------------------
    $ 92,053        1.34            4.19             33
----------------------------------------------------------------
      89,376        1.35(c)         4.67             60
      91,785        1.13(c)         5.24             68
      97,270        1.00(c)         5.02             73
     113,910        1.00(c)         4.93            125

----------------------------------------------------------------
       6,742        1.99            3.54             33
----------------------------------------------------------------
       8,313        2.00(c)         4.03             60
       8,715        1.78(c)         4.59             68
       8,874        1.65(c)         4.37             73
       9,026        1.65(c)         4.28            125

----------------------------------------------------------------
    $133,005        1.06            4.67             33
----------------------------------------------------------------
     137,852        1.07            4.89             80
     142,539        0.95            5.39            156
     152,829        0.93            5.13            137
     172,643        0.93            5.03             26

----------------------------------------------------------------
      12,326        1.81            3.92             33
----------------------------------------------------------------
      14,549        1.82            4.14             80
      14,520        1.70            4.64            156
      15,644        1.68            4.38            137
      15,878        1.68            4.28             26

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as S&P, Moody's, or Fitch. Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

          If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports -- Provide additional information about each
    Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

    Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                To order a free copy of the Funds' annual or
           semiannual report or their SAI, contact your financial
                      representative, or the Funds at:

               CDC IXIS Asset Management Distributors, L.P.,
                   399 Boylston Street, Boston, MA 02116
                          Telephone: 800-225-5478
                      Internet: www.cdcnvestfunds.com

                   Important Notice Regarding Delivery of
                           Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

   Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington,
                                   D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's
          Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

   CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of
 Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public
   Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at
                               www.NASDR.com.

                 (Investment Company Act File No. 811-242)
                 (Investment Company Act File No. 811-4323)

                                 XTF51-0503

                             Statement of Additional
                                   Information

LOOMIS SAYLES FUNDS II


February 1, 2003 as revised September 15, 2003


..    Loomis Sayles Aggressive Growth Fund
..    Loomis Sayles Small Cap Growth Fund
..    Loomis Sayles Value Fund
..    Loomis Sayles Worldwide Fund

LOOMIS SAYLES FUNDS II


September 15, 2003


..    Loomis Sayles Tax-Managed Equity Fund*


        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OR PROSPECTUSES OF THE SERIES OF LOOMIS SAYLES FUNDS II LISTED ABOVE (COLLECTIVELY, THE "FUNDS," WITH EACH SERIES BEING KNOWN AS A "FUND") DATED FEBRUARY 1, 2003, AS REVISED FROM TIME TO TIME. EACH REFERENCE TO THE PROSPECTUS IN THIS STATEMENT OF ADDITIONAL INFORMATION SHALL INCLUDE ALL OF THE FUNDS' CURRENT PROSPECTUSES, UNLESS OTHERWISE NOTED.* THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE APPLICABLE PROSPECTUS. A COPY OF EACH FUND'S PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES FUNDS II, 399 BOYLSTON ST., BOSTON, MASSACHUSETTS 02116.


__________

* Shares of the Loomis Sayles Tax-Managed Equity Fund are offered through the Loomis Sayles Funds I Equity Funds prospectus. Shares of certain series of Loomis Sayles Funds I are also offered through the Loomis Sayles Funds I Equity Funds prospectus. Reference to the Prospectus of the Loomis Sayles Tax-Managed Equity Fund does not include a reference to the series of Loomis Sayles Funds I also offered through the Loomis Sayles Funds I Equity Funds prospectus.

                                TABLE OF CONTENTS



THE TRUST ...............................................................      3

INVESTMENT STRATEGIES AND RISKS .........................................      3
    Investment Restrictions .............................................      3
    Investment Strategies ...............................................      5
    U.S. Government Securities ..........................................      6
    When-Issued Securities ..............................................      7
    Zero Coupon Bonds ...................................................      7
    Repurchase Agreements ...............................................      8
    Real Estate Investment Trusts .......................................      8
    Rule 144A Securities ................................................      8
    Foreign Currency Transactions .......................................      9
    Options and Futures .................................................      9
    Small Companies .....................................................     11
    Private Placements ..................................................     11
    Investment Companies ................................................     12

MANAGEMENT OF THE TRUST .................................................     13

PRINCIPAL HOLDERS .......................................................     21

INVESTMENT ADVISORY AND OTHER SERVICES ..................................     28

PORTFOLIO TRANSACTIONS AND BROKERAGE ....................................     35

DESCRIPTION OF THE TRUST ................................................     38
    Voting Rights .......................................................     38
    Shareholder and Trustee Liability ...................................     39
    How to Buy Shares ...................................................     40
    Net Asset Value .....................................................     40

SHAREHOLDER SERVICES ....................................................     41
    Open Accounts .......................................................     41
    Systematic Withdrawal Plan ..........................................     41
    Exchange Privilege ..................................................     41
    IRAs ................................................................     42
    Redemptions .........................................................     42

DISTRIBUTION AND TAXES ..................................................     43

FINANCIAL STATEMENTS ....................................................     47

CALCULATION OF YIELD AND TOTAL RETURN ...................................     47

PERFORMANCE COMPARISONS .................................................     47

PERFORMANCE DATA ........................................................     52

APPENDIX A--PUBLICATIONS AND OUTLETS THAT MAY CONTAIN
  FUND INFORMATION ......................................................     58

APPENDIX B--ADVERTISING AND PROMOTIONAL LITERATURE ......................     60

                                    THE TRUST


        Loomis Sayles Funds II (formerly, Loomis Sayles Funds) (the "Trust") is a diversified, registered, open-end management investment company. The Trust includes fourteen series. The Trust was organized as a Massachusetts business trust on February 20, 1991.


        The Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles U.S. Government Securities Fund reorganized into newly created series of Loomis Sayles Funds I and ceased to be series of the Trust on September 12, 2003.


        The Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund and Loomis Sayles Municipal Income Fund commenced operations as series of the Trust on September 12, 2003.

        The Loomis Sayles Tax-Managed Equity Fund (the "Successor Fund") commenced operations on September 12, 2003 as a series of the Trust. Prior to September 12, 2003, the Successor Fund was a series of Loomis Sayles Funds I (the "Predecessor Fund"). Prior to changing its name to its current name on June 1, 2003, the Predecessor Fund was known as the Loomis Sayles Provident Fund. Information set forth in this Statement of Additional Information regarding the Successor Fund for periods prior to September 12, 2003 relates to the Predecessor Fund.

        Admin Class shares of each of the Loomis Sayles Aggressive Growth Fund and Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares of such Fund on May 21, 2003.


        Shares of the Funds are continuously offered, freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                         INVESTMENT STRATEGIES AND RISKS


        The investment objective and principal investment strategies of each Fund are described in its Prospectus. The investment policies of each Fund set forth in its Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of the Loomis Sayles Tax-Managed Equity Fund as set forth in its Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.


Investment Restrictions

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each of the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund (and those marked with an asterisk are fundamental policies of each of these Funds):

The Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund will not:

                (1) Invest in companies for the purpose of exercising control or management.

                *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

                *(4) Make loans, except that each Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

                (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

                (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

                (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

                *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

                *(9) Borrow money, except to the extent permitted under the 1940 Act.

                (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, except that the Loomis Sayles Worldwide Fund also may borrow up to 10% of its net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds.

                (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

                (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

                (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

                (14) Write or purchase puts, calls, or combinations of both, except that each Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

                *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

        Each of these Funds intends, based on the views of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

        For purposes of the foregoing restrictions, these Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, do these Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Loomis Sayles Tax-Managed Equity Fund (and those marked with an asterisk are fundamental policies of the Fund):

The Loomis Sayles Tax-Managed Equity Fund will not:

        *(1) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        *(2) Invest in oil, gas, or other mineral leases, rights, or royalty contracts, or in real estate, commodities, or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates, or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

        *(3) Make loans, except to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

        *(4) Change its classification pursuant to Section 5(b) of the 1940 Act from a "diversified" to "non-diversified" management investment company.

        *(5) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

        *(6) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes; however, the Funds' use of reverse repurchase agreements and "dollar roll" arrangements shall not constitute borrowing by the Fund for purposes of this restriction.

        (7) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

        *(8) Issue senior securities other than any borrowing permitted by restriction (6) above. (For the purposes of this restriction, none of the following is deemed to be a senior security: any pledge, mortgage, hypothecation, or other encumbrance of assets; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of or entry into options, forward contracts, futures contracts, options on futures contracts, swap contracts, or any other derivative investments to the extent that Loomis, Sayles & Company, L.P. ("Loomis Sayles") determines that the Fund is not required to treat such investments as senior securities pursuant to the pronouncements of the Securities and Exchange Commission (the "SEC").)

        The Loomis Sayles Tax-Managed Equity Fund intends, based on the views of the SEC, to restrict its investments, if any, in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (7) above.

        Although authorized to invest in restricted securities, the Loomis Sayles Tax-Managed Equity Fund, as a matter of non-fundamental operating policy, currently does not intend to invest in such securities, except Rule 144A securities.

        For purposes of the foregoing restrictions, the Loomis Sayles Tax-Managed Equity Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, does the Loomis Sayles Tax-Managed Equity Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

Certain Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that the investment parameters listed below not be changed without 60 days notice to shareholders of the relevant Funds in accordance with Rule 35d-1 under the 1940 Act.

    Loomis Sayles Small Cap Growth Fund

        The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

    Loomis Sayles Tax-Managed Equity Fund


        The Fund normally will invest at least 80% of its assets in equity securities.

INVESTMENT STRATEGIES

        Except to the extent prohibited by a Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing each of the Funds may include investments in the types of securities described below.

U.S. Government Securities

        U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

        U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

        U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

        "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

        "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

        "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.


        Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

        Any increase in the principal value of TIPS caused by an increase in inflation is taxable in the year the increase occurs, even if the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company. See "Zero Coupon Bonds" below and "Taxes" for additional information.


        The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

        As described in the Prospectus, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

When-Issued Securities


        When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).


Zero Coupon Bonds


        Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

Repurchase Agreements

        Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Real Estate Investment Trusts

        REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

        Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

Rule 144A Securities

        Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

Foreign Currency Transactions


        Since investment in securities of foreign issuers will usually involve, and investments in securities of supranational entities and certain other issuers may involve, currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.


        A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

        Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

        The Funds generally will not enter into forward contracts with a term of greater than one year.

        Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

        Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.

Options and Futures

        An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

        If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

        The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

        Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

        An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

        The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

        An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

        Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

        In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

Small Companies

        Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

Private Placements

        The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when Loomis Sayles believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

        While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

        The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

        Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Investment Companies

        Investment companies, including companies such as iShares and "SPDR," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar expenses of the Fund.

                             MANAGEMENT OF THE TRUST


        The Trustees of the Trust supervise the affairs of the Trust along with the affairs of Loomis Sayles Funds I and the CDC Nvest Funds/1/ (except that Joseph Alaimo is a Trustee of the Trust and Loomis Sayles

----------
1 The "CDC Nvest Funds" are comprised of the following trusts: CDC Nvest Funds Trusts I, II, and III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust and AEW Real Estate Income Fund.

Funds I but not a trustee of the CDC Nvest Funds) (collectively the "Trusts") and have the other responsibilities assigned to them by the laws of The Commonwealth of Massachusetts.

------------------------------------------------------------------------------------------------------------------------------------
                                                       Term of                                        Number of
                                                     Office* and                                     Portfolios
                                     Position(s)      Length of                                        in Fund
                                      Held with          Time          Principal Occupation(s)         Complex            Other
     Name, Age and Address              Trust           Served           During Past 5 Years          Overseen       Directorships
     ----------------------             -----           ------           -------------------          --------            Held
                                                                                                                          -----
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Joseph Alaimo (72)                     Trustee          4 years      Chairman, Wayne Hummer Trust         26        Formerly,
399 Boylston Street                                                  Company                                        Director
Boston, MA 02116                                                                                                    Wintrust
                                                                                                                    Financial
                                                                                                                    Corporation
------------------------------------------------------------------------------------------------------------------------------------
Graham T. Allison, Jr. (63)            Trustee        Less than 1    Douglas Dillon Professor and         44        Director,
399 Boylston Street                                       year       Director of the Belfer                         Taubman Centers,
Boston, MA 02116                   Contract Review                   Center of Science for                          Inc.
                                    and Governance                   International Affairs, John
                                   Committee Member                  F. Kennedy School of                           Board Member,
                                                                     Government, Harvard                            USEC Inc.
                                                                     University
------------------------------------------------------------------------------------------------------------------------------------
Edward A. Benjamin (65)                Trustee        Less than 1    Director, Coal, Energy               44        Director,
399 Boylston Street                                       year       Investments & Management,                      Precision Optics
Boston, MA 02116                   Audit Committee                   LLC; formerly, Partner,                        Corporation
                                        Member                       Ropes & Gray (law firm)                        (optics
                                                                     until 1999                                     manufacturer)
------------------------------------------------------------------------------------------------------------------------------------
Daniel M. Cain (58)                    Trustee        Less than 1    President and CEO, Cain              44        Trustee,
452 Fifth Avenue                                          year       Brothers & Company,                            Universal Health
New York, NY 10018                 Chairman of the                   Incorporated (investment                       Realty Income
                                   Audit Committee                   banking)                                       Trust

                                                                                                                    Director, PASC
------------------------------------------------------------------------------------------------------------------------------------
Paul G. Chenault (69)                  Trustee          4 years      Retired; Trustee, First              44        Director, Mailco
5852 Pebble Beach Way                                                Variable Life (variable life                   Office Products,
San Luis Obispo, CA 93401          Contract Review                   insurance)                                     Inc.
                                    and Governance
                                   Committee Member
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Cowan (71)                  Trustee        Less than 1    Retired                              44        None
399 Boylston Street                                       year
Boston, MA 02116                   Chairman of the
                                   Contract Review
                                    and Governance
                                      Committee
------------------------------------------------------------------------------------------------------------------------------------

Richard Darman (60)                    Trustee        Less than 1    Partner, The Carlyle Group           44        Director and
399 Boylston Street                                       year       (investments); Chairman of                     Chairman, AES
Boston, MA 02116                   Contract Review                   the Board of Directors of                      Corporation
                                   and Governance                    AES Corporation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Term of                                        Number of
                                                     Office* and                                     Portfolios
                                     Position(s)      Length of                                        in Fund
                                      Held with          Time          Principal Occupation(s)         Complex            Other
     Name, Age and Address              Trust           Served           During Past 5 Years          Overseen       Directorships
     ----------------------             -----           ------           -------------------          --------            Held
                                                                                                                          -----
------------------------------------------------------------------------------------------------------------------------------------
                                   Committee Member                  (international power
                                                                     company); formerly,
                                                                     Professor, John F. Kennedy
                                                                     School of Government,
                                                                     Harvard University
------------------------------------------------------------------------------------------------------------------------------------
Sandra O. Moose (61)                   Trustee        Less than 1    Senior Vice President and            44        Director,
One Exchange Place                                        year       Director, The Boston                           Verizon
Boston, MA 02109                   Audit Committee                   Consulting Group, Inc.                         Communications
                                        Member                       (management
                                                                     consulting)
                                                                                                                    Director,
                                                                                                                    Rohm
                                                                                                                    and
                                                                                                                    Haas
                                                                                                                    Company
------------------------------------------------------------------------------------------------------------------------------------
John A. Shane (70)                     Trustee        Less than 1    President, Palmer Service            44        Director, Gensym
200 Unicorn Park Drive                                    year       Corporation (venture capital                   Corporation;
Woburn, MA 01801                   Contract Review                   organization)                                  Director,
                                    and Governance                                                                  Overland
                                   Committee Member                                                                 Storage, Inc.;
                                                                                                                    Director, Abt
                                                                                                                    Associates Inc.
------------------------------------------------------------------------------------------------------------------------------------
Pendleton P. White (72)                Trustee        Less than 1    Retired                              44        None
6 Breckenridge Lane                                       year
Savannah, GA 31411                 Contract Review
                                    and Governance
                                   Committee Member
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        Term of                                      Number of
                                                      Office* and                                   Portfolios
                                     Position(s)       Length of                                      in Fund
                                      Held with           Time         Principal Occupation(s)        Complex           Other
     Name, Age and Address              Trust            Served          During Past 5 Years         Overseen      Directorships
     ----------------------             -----            ------          -------------------         --------           Held
                                                                                                                        ----
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Robert J. Blanding/1/ (56)           Chief Executive   Less than 1   President, Chairman,                44      None
555 Califonia Street                    Officer            year      Director, and Chief
San Francisco, CA 94104                                              Executive Officer, Loomis
                                                                     Sayles; President and CEO
                                                       Less than 1   - Loomis Sayles Funds I
                                        Trustee            year
------------------------------------------------------------------------------------------------------------------------------------
John T. Hailer/2/ (42)               President         Less than 1   President and Chief                 44      None
399 Boylston Street                                        year      Executive Officer, CDC IXIS
Boston, MA 02116                                                     Asset Management
                                                                     Distributors, L.P.;
                                                                     Executive Vice President
                                                                     - Loomis Sayles Funds I;
                                                                     formerly, Senior Vice
                                                                     President, Fidelity
                                                                     Investments; President and
                                                       Less than 1   CEO of the CDC Nvest Funds
                                        Trustee            year
------------------------------------------------------------------------------------------------------------------------------------
Peter S. Voss/3/ (56)                 Chairman of                    Director, President and             44      Trustee, Harris
399 Boylston Street                    the Board                     Chief Executive Officer, CDC                Associates
Boston, MA 02116                                                     IXIS Asset Management North                 Investment Trust/4/
                                                                     America, L.P.

                                                       Less than 1
                                        Trustee            year
------------------------------------------------------------------------------------------------------------------------------------

*Each Trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72. Messrs. Alaimo and White are expected to retire by December 31, 2003. Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

/1/ Mr. Blanding is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").

/2/Mr. Hailer is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

/3/Mr. Voss is deemed an "interested person" of the Trusts because he holds the following positions with affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc. ("CIS"); Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis Sayles; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Investment Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers,

Harris Alternatives L.L.C.; and Director and Member of the Executive Board of CDC IXIS Asset Management.


/4/As of January 30, 2003, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

-----------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------
                                                     Term of
                                                     Office* and
                                    Position(s)      Length of       Principal Occupation(s)
                                    Held with        Time            During Past 5 Years
Name, Age and Address               Trust            Served
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Nicholas H. Palmerino (38)
399 Boylston Street                    Treasurer      Less than 1    Senior Vice President, CDC
Boston, MA 02116                                          year       IXIS Asset Management
                                                                     Services, Inc.; Senior Vice
                                                                     President, CDC IXIS Asset
                                                                     Management Advisers, L.P.;
                                                                     formerly, Vice President,
                                                                     Loomis, Sayles & Company,
                                                                     L.P.
-----------------------------------------------------------------------------------------------------
John E. Pelletier (39)
399 Boylston Street                  Secretary and    Less than 1    Senior Vice President,
Boston, MA 02116                         Clerk            year       General Counsel, Secretar
                                                                     and Clerk, CDC IXIS
                                                                     Distribution Corporation;
                                                                     Senior Vice President,
                                                                     General Counsel, Secretary
                                                                     and Clerk, CDC IXIS Asset
                                                                     Management Distributors,
                                                                     L.P.; Senior Vice President,
                                                                     General Counsel, Secretary
                                                                     and Clerk, CDC IXIS Asset
                                                                     Management Advisers, L.P.;
                                                                     Executive Vice President,
                                                                     General Counsel, Secretary,
                                                                     Clerk, and Director, CDC
                                                                     IXIS Asset Management
                                                                     Services, Inc.
-----------------------------------------------------------------------------------------------------

* Each officer of the Trust serves for an indefinite term in accordance with its current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

        Each person listed above holds the same position(s) with the Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated, each of the Trustees is also a trustee of certain other investment companies (e.g., Loomis Sayles Funds I) for which the Distributor acts as principal underwriter.


Standing Board Committees


        The Trustees have delegated certain authority to the Audit Committee and Contract Review and Governance Committee. Prior to the unification of the boards of the Trusts, the Board of Trustees of the Trust included three committees:
Audit Committee, Contract Review Committee and Nominating and Governance Committee. During 2002, each of these committees met twice.



        The Contract Review and Governance Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the Trusts, and governance matters relating to the Trusts.

        The Audit Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian.

        The membership of each committee is as follows:

           Audit Committee              Contract Review and Governance Committee

           Daniel M. Cain - Chairman    Kenneth J. Cowan - Chairman
           Sandra O. Moose              Graham T. Allison, Jr.
           Edward A. Benjamin           Richard Darman
                                        Pendleton P. White
                                        John A. Shane
                                        Paul G. Chenault

Trustee Fees

        The Trusts pay no compensation to their officers or to their trustees who are Interested Trustees.

        Each Independent Trustee, except Joseph Alaimo, receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $1,750 per Committee meeting that he or she attends in excess of four per year. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year. These fees are allocated among the mutual fund portfolios in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

        Mr. Alaimo is compensated at the rate of $5,000 for each meeting of the Board of Trustees that he attends. In addition, he receives an annual retainer of $20,000. These fees are allocated among the mutual fund portfolios in the Trust and Loomis Sayles Funds I based on a formula that takes into account, among other factors, the relative net assets of each mutual fund portfolio.

Trustee Beneficial Ownership

        The following tables set forth the dollar range of shares owned by each Trustee as of December 31, 2002 in (i) the Funds and (ii) in all funds overseen by the trustee in the Trusts on an aggregate basis:

Interested Trustees:

Dollar Range of Fund Shares                      Robert J. Blanding      John T. Hailer      Peter S. Voss
---------------------------                      ------------------      --------------      -------------

Loomis Sayles Aggressive Growth Fund              $10,001-$50,000             None                none
Loomis Sayles Small Cap Growth Fund                over $100,000        $10,001-$50,000     $10,001-$50,000
Loomis Sayles Tax-Managed Equity Fund                   None                  None                none
Loomis Sayles Value Fund                          $10,001-$50,000             None                none
Loomis Sayles Worldwide Fund                            None                  None                none

Aggregate Dollar Range of Fund Shares in           over $100,000         over $100,000       over $100,000
Funds Overseen by Trustee in the Trusts

Independent Trustees:

                                      Joseph  Graham T. Edward A. Daniel M.  Paul G.  Kenneth J. Richard Sandra O. John A. Pendleton
Dollar Range of Fund Shares           Alaimo  Allison,  Benjamin    Cain    Chenault   Cowan     Darman   Moose     Shane    White
---------------------------           ------  --------  --------    ----    --------   -----     ------   -----     -----     ----
Loomis Sayles Aggressive Growth
  Fund                                 none     none      none      none      none     none       none     none     none      none
Loomis Sayles Small Cap Growth
  Fund                                 none     none      none      none      none     none       none     none     none      none
Loomis Sayles Tax-Managed Equity
  Fund                                 none     none      none      none      none     none       none     none     none      none
Loomis Sayles Value Fund               none     none      none      none      none     none       none     none     none      none
Loomis Sayles Worldwide Fund           none     none      none      none      none     none       none     none     none      none

Aggregate Dollar Range of Fund        over     over               $50,001-  $50,001-   over       over      over
Shares in Funds Overseen by         $100,000 $100,000     none    $100,000  $100,000  $100,000  $100,000  $100,000  none   $1-10,000
Trustee in the Trusts

                               Compensation Table


                 For the Fiscal Year Ended September 30, 2002*

             (1)                       (2)               (3)           (5)

                                                     Pension or       Total
                                                     Retirement    Compensation
                                                      Benefits      From the
                                     Aggregate       Accrued as      Trusts
                                   Compensation     Part of Trust    Paid to
    Name of Person, Position        from Trust        Expenses+      Trustee
    ------------------------        ----------        ---------      -------

    Interested Trustees

    Robert J. Blanding                 N/A              N/A         $       0
    John T. Hailer                     N/A              N/A         $       0
    Peter S. Voss                      N/A              N/A         $       0

    Independent Trustees

    Joseph Alaimo                 $ 21,250              N/A         $  21,250
    Graham T. Allison, Jr.             N/A              N/A         $  74,535**
    Edward A . Benjamin                N/A              N/A         $  12,161***
    Daniel M. Cain                     N/A              N/A         $  76,887**
    Paul G. Chenault              $ 21,250              N/A         $  21,250
    Kenneth J. Cowan                   N/A              N/A         $  81,637**
    Richard Darman                     N/A              N/A         $  76,410**
    Sandra O. Moose                    N/A              N/A         $  71,285**
    John A. Shane                      N/A              N/A         $  71,660**
    Pendleton P. White                 N/A              N/A         $  76,410**

__________

* The table provides compensation information for the current Trustees of the Trust. Messrs. Hailer and Voss (each an Interested Trustee), Messrs. Allison, Cain, Cowan, Darman, Shane and White (each an Independent Trustee) and Ms. Moose (an Independent Trustee) were newly elected to the Board of Trustees of the Trust in May of 2003. Robert J. Blanding (Interested Trustee) and Edward A. Benjamin (an Independent Trustee) were newly elected to the Board of Trustees on October 15, 2002. Messrs. Benjamin and Blanding were elected to succeed Daniel
J. Fuss (a former Interested Trustee), Richard S. Holway and Michael T. Murray (each a former Independent Trustee). During the fiscal year ended September 30, 2002, Daniel J. Fuss received no compensation from the Trust and each of Richard
S. Holway and Michael T. Murray received $21,250 from the Trust.

** The information provided for Messrs. Hailer, Voss, Allison, Cain, Cowan, Darman, Shane and White and Ms. Moose reflects the compensation paid by the CDC Nvest Funds for the fiscal year ended December 31, 2002.

*** Total compensation figures include compensation received from the series of the New England Zenith Fund advised by Loomis Sayles and its affiliates (four prior to May 1, 2002, two thereafter). Mr. Benjamin no longer serves as the director of any series of the New England Zenith Fund.

+ The Trusts provide no pension or retirement benefits to Trustees, but have adopted a deferred payment arrangement under which each Trustee may elect not to receive fees from the Trusts on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a series or series of the Trusts selected by the Trustee on the normal payment date for such fees. As a result of this arrangement, the Trusts, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the series selected by the Trustees.


Board Approval of the Existing Advisory Agreements

        The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory agreements at most of its meetings throughout the year. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent

Trustees. The advisory agreements of the Funds are reviewed each year by the Board of Trustees to determine whether the agreements should be renewed for an additional one-year period. Renewal of the agreements requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.


         In connection with their meetings, the Trustees receive materials specifically relating to the existing advisory agreements. These materials generally include, among other items (i) information on the investment performance of the Funds, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Funds, and (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) Loomis Sayles' results and financial condition, (2) each Fund's investment objective and strategies and the size, education and experience of Loomis Sayles' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Funds' shares, (4) the procedures employed to determine the value of the Funds' assets,
(5) the allocation of the Funds' brokerage [fees], if any, including any allocations to brokers affiliated with Loomis Sayles, and the use of "soft" commission dollars to pay for research, (6) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by Loomis Sayles.


         The Board of Trustees most recently approved the renewal of the advisory agreements at their meeting held on May 7, 2003. In considering the advisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory agreements included the following:

         . the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

         . whether each Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed each Fund's investment performance as well as each Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

         . the nature, quality, cost and extent of administrative services performed by Loomis Sayles under the existing advisory agreements and under separate agreements covering administrative services.

         . each Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on Loomis Sayles relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by Loomis Sayles and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to Loomis Sayles, such as the engagement of Loomis Sayles and its affiliates to provide administrative, distribution and transfer agency services to the Fund, and the benefits of research made available to Loomis Sayles by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

         . the level of Loomis Sayles' profits in respect of the management of each Fund.

         . whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

         Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing advisory agreements should be continued for the one-year period beginning June 30, 2003.

         Code of Ethics. The Trust, Loomis Sayles, and CDC IXIS Asset Management Distributors, L.P. each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold.

                                PRINCIPAL HOLDERS

         The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of August 18, 2003.


         To the extent that any shareholder listed below beneficially owns more that 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.


                           INSTITUTIONAL CLASS SHARES

                                                                                              Percentage
Shareholder                                              Address                             Shares Held
-------------------------------------                    --------------------------------    ------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND/1/

Charles Schwab & Co. Inc.                                101 Montgomery St.                        38.47%
                                                         San Francisco, CA 94104

Jupiter & Co.                                            Post Office Box 9130                      20.11%
c/o Investors Bank & Trust                               FPO 90
                                                         Boston, MA 02117

Berklee College of Music                                 1140 Boylston St.                         23.22%
                                                         Boston, MA 02116

LOOMIS SAYLES SMALL CAP GROWTH FUND

Charles Schwab & Co. Inc.                               Attn: Mutual Fund Dept.                    37.06%
                                                        101 Montgomery St.

                                                        San Francisco, CA 94104-4122

National Financial Services Cor For the Exclusive       Attn: Mutual Funds Dept. 5/th/ Fl           9.94%
   Benefit of our Customers*                            200 Liberty Street
                                                        1 World Financial Center
                                                        New York, NY 10281-1003

Nabank & Co.                                            Attn: Trust Securities                      8.86%
                                                        P.O. Box 2180 Tulsa, OK
                                                        74101-2180

Fifth Third Bank Ttee Cust/Otterbein Investment Pool    A/C 01-0-2895225                            6.88%
                                                        P.O. Box 630074
                                                        Cincinnati, OH 45263-001

Church Mutual Insurance Company                         3000 Schuster Lane                          6.27%
                                                        Merrill, WI 54452-3863


                                                                                              Percentage
Shareholder                                             Address                              Shares Held
----------------------------------------                ------------------------------      ------------
LOOMIS SAYLES VALUE FUND/2/

Charles Schwab & Co., Inc.                              Attn: Mutual Fund Department               36.52%
                                                        101 Montgomery St.
                                                        San Francisco, CA 94104-4122

Comerica Bank*                                          A/C 02-01-100-0601715                      14.95%
FBO City of Livonia Retiree Health &                    PO Box 75000 MC 3446
Disability Benefits Plan & Trust                        Detroit, MI 48275-0001

Asbestos Workers Local                                  36 East Warner Rd                           7.64%
#84 Pension Fund                                        Akron, OH 44319-1864

Southeastern Michigan Chapter NECA                      25180 Lasher Rd                             5.56%
                                                        P.O. Box 385 Southfield,
                                                        MI 48034-5866

LOOMIS SAYLES WORLDWIDE FUND/3/

Charles Schwab & Co. Inc.                               101 Montgomery St.                         89.29%
                                                        San Francisco, CA 94104-4122

Kent P. Newmark                                         316 Village View Ct                         7.72%
Patricia W, Newmark JT WROS                             Orinda, CA 94563-2700

LOOMIS SAYLES TAX MANAGED EQUITY FUND/4/

Loomis Sayles Seed Account                              Attn: Perry J. Conchinha                  93.56%
                                                        One Financial Center
                                                        Boston, MA02111-2621


                               RETAIL CLASS SHARES

                                                                                      Percentage of
Shareholder                                         Address                            Shares Held
-----------                                         -------                            -----------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND/1/

Chase Manhattan Bank*                               4 New York Plaza FL 2                      38.78%
Direct Trustee for MetLife                          New York, NY 10004-2413
Defined Contribution Group

Charles Schwab & Co, Inc.                           Attn: Mutual Fund Dept                     13.27%
                                                    101 Montgomery St.
                                                    San Francisco, CA 94104-4122

The Chicago Trust Company, TTEE*                    350 Park Ave Fl 2                          11.05%


Indus Industries 401K                               New York, NY 10022-6090

National Financial Services Corp.*                  Attn: Mutual Funds Dept, Fl 5                8.19%
FEBO Customers                                      200 Liberty Street
                                                    One World Financial Center
                                                    New York, NY 10281-1003

Reliance Trust Company *                            3384 Peachtree Rd NE 9/th/ FL                6.66%
Directed Trustee for Metlife Defined Contribution   Atlanta, GA 30326-1181
Group

State Street Bank & Trust                           Battery March Park III                       5.58%
Citistreet Corp FBO Core Market                     Quincy, MA 02169


LOOMIS SAYLES SMALL CAP GROWTH FUND

Bose Employees Retirement Saving 401k Plan UMB      Attn: Mgt Rptg Team                         25.68%
   Bank*                                            PO Box 41974
C/O JP Morgan/American Centure Retirement Plan      Kansas City, MO 64141
   Services

Wilmington Trust Co TTEE*                           P.O. Box 8971                               22.94%
FBO Alliance Coal LLC & Affiliates Profit Sharing   Wilmington, DE 19899-8971
   Plan
C/O Mutual Fds AC #575560

T Rowe Price Trust & Co*                            4515 Painters Mill Rd                       12.30%
FBO Retirement Plan Clients                         Owings Mills, MD 21117-4903

New York Life Trust Company Client Account*         51 Madison Ave Rm 117A                       6.53%
                                                    New York, NY 10010-1603



/1/ As of August 18, 2003, Metlife Securities Inc., Test Account, 2 Montgomery Street #3/rd/, Jersey City, NJ 07302-3802 owned 26.6% of the Loomis Sayles Aggressive Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Metlife Securities Inc.

/2/ As of August 18, 2003, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 owned 36.52% of the Loomis Sayles Value Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co., Inc.

/3/ As of August 18, 2003, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104-4122 owned 89.29% of the Loomis Sayles Worldwide Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co., Inc.

/4/ As of August 18, 2003, Loomis Sayles Seed Account, Attn: Perry J. Conchinha, One Financial Center, Boston MA 02111-2621 owned 93.56% of the Loomis Sayles Tax-Managed Equity Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940.

*Such ownership may be beneficially held by individuals or entities other than the owner listed.

Management Ownership

As of record on August 20, 2002, the officers and trustees of the Trust collectively owned less than 1% of the then outstanding shares of the Funds, except that the officers and trustees of the Trust owned beneficially 11.09% of the Loomis Sayles Small Cap Growth Fund. These amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trust, but exclude all other holdings of the Profit Sharing Plan and the Loomis Sayles Funded Pension Plan (the "Pension Plan").

As of August 20, 2003, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 24.25% of the Loomis Sayles Aggressive Growth Fund, 18.91% of the Loomis Sayles Small Cap Growth Fund, 19.04% of the Loomis Sayles Value Fund, and 17.32% of the Loomis Sayles Worldwide Fund.

As of July 31, 2003, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 11.36% of the Loomis Sayles Aggressive Growth Fund, 9.17% of the Loomis Sayles Small Cap Growth Fund, 14.86% of the Loomis Sayles Value Fund, and 70.07% of the Loomis Sayles Worldwide Fund.

The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory /Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are Robert Ix, John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, Vincent Stanton, Paul Sherba and Kurt Wagner. Except for Timothy Hunt, John DeBeer and Vincent Stanton, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.


                     INVESTMENT ADVISORY AND OTHER SERVICES

         Advisory Agreements. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

             Fund                                                Rate
             --------------------------------------------------------
             Loomis Sayles Aggressive Growth Fund                 0.75%
             Loomis Sayles Small Cap Growth Fund                  0.75
             Loomis Sayles Tax-Managed Equity Fund                0.50
             Loomis Sayles Value Fund                             0.50
             Loomis Sayles Worldwide Fund                         0.75

         During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each
Fund:


                               Fiscal Year Ended          Fiscal Year Ended            Fiscal Year Ended
                                    9/30/00                    9/30/01                      9/30/02
                            --------------------------  --------------------------   -------------------------
                                          Fee Waivers                 Fee Waivers                 Fee Waivers
                               Advisory   and Expense   Advisory      and Expense    Advisory     and Expense
Fund                             Fees     Assumptions     Fees        Assumptions      Fees       Assumptions
-------------------------   ------------  ------------  --------      ------------   ---------    ------------
Loomis Sayles Aggressive
Growth Fund                 $   499,928   $   71,496   $   841,823   $  159,741    $   471,574     $  166,542
Loomis Sayles Small Cap
Growth Fund                   1,517,935            0     1,988,585       24,973      1,191,120        133,134
Loomis Sayles
Tax-Managed Equity Fund         116,144       69,257       111,431       88,362         95,694         92,975
Loomis Sayles Value Fund        262,304       37,137       211,736       49,301        204,364         20,513
Loomis Sayles Worldwide
   Fund                          72,088      159,232        70,873      152,517         65,850        125,794

         The Trust pays compensation to its trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust; registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

         Under each advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.




         Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

         Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

         Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

         In addition to serving as investment adviser to each series of the Trust, Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds I, a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management investment companies and also provides investment advice to numerous other corporate and fiduciary clients.

         Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P.'s general partner, CDC IXIS Asset Management US, LLC, is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

         The seventeen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, L.P. collectively had approximately $118 billion in assets under management or administration as of September 30, 2002.

         Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.


        Distribution Agreement and Rule 12b-1 Plans. Under agreements with the Trust (the "Distribution Agreements"), CDC IXIS Asset Management Distributors, L.P., 399 Boylston St., Boston, Massachusetts 02116, serves as the general distributor of each class of shares of the Funds. Under the Distribution Agreements, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing the Prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of the Prospectuses to existing shareholders. The Distributor currently is paid a fee for serving as Distributor for the Loomis Sayles Aggressive Growth Fund and Loomis Sayles Small Cap Growth Fund.

         As described in their Prospectuses, the Loomis Sayles Aggressive Growth Fund and Loomis Sayles Small Cap Growth Fund have adopted Rule 12b-1 plans ("Plans") for their Retail Class shares. The Plans, among other things, permit the Retail Classes to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class as compensation for its services as principal underwriter of the shares of such class. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreements) was approved by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940
Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreements. The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan record keeping. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.


         Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund to which the Plan relates. Each Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. Any change in any Plan that would materially increase the fees payable thereunder by the Retail Class of a Fund requires approval of the Retail Class shareholders of that Fund. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan provides that, for so long as that Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.


         The Distribution Agreements may be terminated at any time with respect to a Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the Independent Trustees.

         The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.


         The following table provides information on the amount of fees paid by the Funds under these Plans during the past fiscal year.


                                                              12b-1 Fees
            Fund Class                                     Paid By the Fund
            -----------------------------------------      ----------------
            Loomis Sayles Aggressive Growth Fund
               Retail Class                                $       104,208
               Admin Class                                           7,887
            Loomis Sayles Global Bond Fund
               Retail Class                                         26,448

                Loomis Sayles Small Cap Growth Fund
                   Retail Class                               127,457
                   Admin Class                                  3,804


         Admin Class shares of each of the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Small Cap Growth Fund were converted into Retail Class shares of such Fund on May 21, 2003.


         Other Services. Prior to July 1, 2003, Loomis Sayles performed certain accounting and administrative services for the Trust and Loomis Sayles Funds I, pursuant to administrative services agreements (the "Administrative Services Agreements") between Loomis Sayles and each of the Trust (dated May 8, 2000) and Loomis Sayles Funds I (dated May 16, 2000). For the period May 8, 2000 through May 8, 2002 with respect to the Trust and the period May 16, 2000 through May 16, 2002 with respect to Loomis Sayles Funds I, each of the Trust and Loomis Sayles Funds I reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services,
(iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time. Beginning May 8, 2002, with respect to the Trust, Loomis Sayles was paid at an annual rate of 0.035% of each Fund's average daily net assets for these services. Beginning May 16, 2002, with respect to Loomis Sayles Funds I, Loomis Sayles was paid at an annual rate of 0.035% of the Predecessor Fund's average daily net assets for these services. Effective July 1, 2003, Loomis Sayles assigned the Administrative Services Agreements to CDC IXIS Asset Management Services, Inc., an affiliate of Loomis Sayles ("CIS"), and CIS now performs the services listed above at the same annual rate of 0.035% that was paid to Loomis Sayles.

         Prior to July 1, 2003, pursuant to the Administrative Services Agreement between the Trust and Loomis Sayles, Loomis Sayles was reimbursed or was paid by the Trust, on behalf of the Funds, the following amounts:


                                          May 8, 2000 to     Fiscal Year Ended   Fiscal Year Ended
                                          Sept. 30, 2000       Sept. 30, 2001      Sept. 30, 2002
                                          --------------     -----------------   ------------------
           Loomis Sayles Aggressive
              Growth Fund                 $     12,415       $    36,273         $   28,149
           Loomis Sayles Small Cap
              Growth Fund                       30,348            86,308             71,841
           Loomis Sayles Value Fund              4,956            13,809             17,365
           Loomis Sayles Worldwide
              Fund                               1,256             3,115              3,633


         Pursuant to the Administrative Services Agreement between Loomis Sayles and Loomis Sayles Funds I, Loomis Sayles was reimbursed or was paid by Loomis Sayles Funds I, on behalf of the Predecessor Fund, the following amounts:

                                                    May 16, 2000      Fiscal Year       Fiscal Year
                                                        to              Ended             Ended
      Fund                                        Sept. 30, 2000   Sept. 30, 2001     Sept. 30, 2002
      -------------------------------------       --------------   --------------     --------------
      Loomis Sayles Tax-Managed Equity Fund       $        2,756   $       7,443     $        8,175

         Transfer Agency Services. CIS also performs transfer agency services for the Funds. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. The Trust pays CIS for its services based on the number of open accounts.

         Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.


         Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns.

         Counsel to the Funds. Ropes & Gray LLP, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally

         Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including Nasdaq securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

         Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution,
(e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

"Soft Dollars"

         Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").

         The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with "soft dollars" include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

         If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use "soft dollars" to pay for the portion of the cost relating to its research use.

         In connection with Loomis Sayles' use of "soft dollars", a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

         Loomis Sayles may use "soft dollars" to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

         Loomis Sayles' use of "soft dollars" to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of "soft dollars" also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

         For purposes of this "Soft Dollars" discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

         The following tables set forth, for each of the last three fiscal years, (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such year. (Commissions shown in the tables do not include "mark-ups" on principal transactions for the periods before the fiscal year ended September 30, 2002). Funds not listed in a table did not pay brokerage commissions during the relevant year.

                      FISCAL YEAR ENDED SEPTEMBER 30, 2000

                                             (1) Aggregate Brokerage    (2)Directed         (3) Commissions on
Fund                                               Commissions         Transactions        Directed Transactions
-------------------------------------------- -----------------------   ------------       ----------------------
Loomis Sayles Aggressive Growth Fund           $              61,237   $  5,702,742            $           6,384
Loomis Sayles Tax-Managed Equity Fund                        132,396             --                           --
Loomis Sayles Small Cap Growth Fund                           61,380      3,798,622                        5,002
Loomis Sayles Value Fund                                     118,809     22,474,321                       37,010
Loomis Sayles Worldwide Fund                                  57,240        456,219                          627

                      FISCAL YEAR ENDED SEPTEMBER 30, 2001

                                             (1) Aggregate Brokerage    (2) Directed         (3) Commissions on
Fund                                               Commission           Transactions       Directed Transactions
-------------------------------------------- -----------------------    ------------       ---------------------
Loomis Sayles Aggressive Growth Fund*          $             244,720    $ 36,303,298           $          54,898
Loomis Sayles Tax-Managed Equity Fund                        115,800              --                          --
Loomis Sayles Small Cap Growth Fund**                        327,078      15,235,214                      30,325
Loomis Sayles Value Fund                                      98,319      16,047,823                      23,564
Loomis Sayles Worldwide Fund                                  43,442         223,469                         647

* Brokerage commissions for the Loomis Sayles Aggressive Growth Fund increased from fiscal year 2000 to fiscal year 2001 due in part to higher portfolio turnover.
**Brokerage commissions for the Loomis Sayles Small Cap Growth Fund increased from fiscal year 2000 to fiscal year 2001 due in part to higher portfolio turnover.


                      FISCAL YEAR ENDED SEPTEMBER 30, 2002

                                                                       (2) Directed
                                             (1) Aggregate Brokerage     Brokerage          (3) Commissions on
Fund                                                 Commission          Commission        Directed Transactions
-------------------------------------------- -----------------------   -------------       ---------------------
Loomis Sayles Aggressive Growth Fund             $           342,854   $  36,503,062           $          66,545
Loomis Sayles Tax-Managed Equity Fund                         75,301          18,133                          23
Loomis Sayles Small Cap Growth Fund*                         932,874      52,849,760                     118,368
Loomis Sayles Value Fund                                      82,473       8,927,873                      18,543
Loomis Sayles Worldwide Fund                                  30,748          81,816                          90

*Brokerage commissions for the Loomis Sayles Small Cap Growth Fund increased from fiscal year 2001 to fiscal year 2002 due in part to the inclusion of the "mark-ups" on principal transactions.

         The table below presents information regarding the securities of the Funds' regular broker-dealers that were held by the Funds as of September 30, 2002.

Fund                                                  Market Value   % of Fund's Assets
------------------------------------------------      ------------   ------------------
Loomis Sayles Aggressive Growth Fund
      Investment Technology Group, Inc.                $   598,367                  1.4%
Loomis Sayles Value Fund
      Bank of America                                    1,103,740                  3.3
      U.S. Bancorp                                         668,880                  2.0
      Wells Fargo & Co.                                    770,560                  2.3

                            DESCRIPTION OF THE TRUST

         The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust, dated February 20, 1991, as amended (the "Declaration of Trust").

         The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

         The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

         The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. Shares of each Fund (other than the Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund), are currently divided into two classes, designated Retail Class and Institutional Class shares. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

         The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any Fund upon written notice to the shareholders.

Voting Rights

         Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

         The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

         There will normally be no meetings of shareholders for the purpose of electing trustees for the Trust, except that, in accordance with the 1940 Act,
(i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

         Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

         Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except
(i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

Shareholder and Trustee Liability

         Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

         The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

How to Buy Shares

         The procedures for purchasing shares of each Fund are summarized in its Prospectus under "General Information--How to Purchase Shares."

Net Asset Value

         The net asset value ("NAV") of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of such Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the NYSE is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Debt securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or the NASDAQ Official Closing Price, as applicable. If there is no reported sale during the day, such pricing services generally use the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

                              SHAREHOLDER SERVICES

Open Accounts

         A shareholder's investment in each Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, the shareholder servicing agent will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

         The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated, or destroyed certificates.

         The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

Systematic Withdrawal Plan (Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide
ONLY)

         A Systematic Withdrawal Plan, referred to in the Prospectus under "General Information--How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

         Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

         Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" below for certain information regarding federal income taxes.

Exchange Privilege

         Retail Class shares of the Funds may be exchanged, subject to investment minimums, for Retail Class shares of any other series of Loomis Sayles Funds II or any series of Loomis Sayles Funds I that offers Retail Class shares without paying a sales charge, if any, or for Class A shares of CDC Nvest Cash Management Trust, which is advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles. Admin Class shares of the Funds may be exchanged, subject to investment minimums, for Admin Class shares of any other series of Loomis Sayles Funds II or any series of Loomis Sayles Funds I that offers Admin Class shares without paying a sales charge, if any, or for Class A shares of CDC Nvest Cash Management Trust. Institutional Class shares of the Funds may be exchanged, subject to investment minimums, for Institutional Class shares of any other series of Loomis Sayles Funds II or any series of Loomis Sayles Funds I that offers Institutional Class shares, for Class Y shares of any other series of Loomis Sayles Funds II, any series of Loomis Sayles Funds I or any CDC Nvest Fund that offers Class Y shares or for Class A shares of the CDC Nvest Cash Management Trust or CDC Nvest Tax Exempt Money Market Trust, which is also advised by CDC IXIS Asset Management Advisers, L.P.


         Exchanges may be effected by (1) making a telephone request by calling 800-633-3330, provided that a special authorization form is on file with Loomis Sayles Funds or (2) sending a written exchange request to Loomis Sayles Funds accompanied by an account application for the appropriate fund. The Trust reserves the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.

IRAs (Loomis Sayles Aggressive Growth Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide ONLY)

         IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund. All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

        Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Redemptions

         The procedures for redemption of each Fund's shares are summarized in its Prospectus under "General Information--How to Redeem Shares."

         Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions, or brokerage firms that are members of domestic securities exchanges. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectuses, a signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address for an account whose account registration has not changed in the past 30 days.

         If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to Loomis Sayles Funds at 800-633-3330. When a telephone redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephone redemption requests must be received by Loomis Sayles Funds prior to the close of regular trading on the NYSE on a day when the Exchange is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by Loomis Sayles Funds, and a new request will be necessary.

         In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to Loomis Sayles Funds a written request with a signature guarantee. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, Loomis Sayles Funds, the Distributor, State Street Bank, and their affiliates are not responsible for the authenticity of withdrawal instructions received by telephone.

         The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by Loomis Sayles Funds in proper form. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

         Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Trust at the beginning of such period.

         A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Taxes."

Other

         The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. The broker's customers will receive the Funds' NAV next computed after an order is accepted by an authorized broker or the broker's authorized designee.


                             DISTRIBUTION AND TAXES

         As described in the Prospectuses under "Dividends and Distributions," it is the policy of each Fund to pay its shareholder each year, as dividends, substantially all net investment income and to distribute annually all net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, after offsetting any capital loss carryovers.


         Investment income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the shareholder servicing agent (BFDS). In order for a change to be in effect for any dividend or distribution, it must be received by the shareholder servicing agent on or before the record date for such dividend or distribution.

         As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


         Backup Withholding. The Internal Revenue Service ("IRS") requires any Fund to withhold ("backup withholding") a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:


.. if the shareholder does not provide a correct taxpayer identification number to the Fund;

.. if the IRS notifies the Fund that the shareholder has under-reported income in the past and thus is subject to backup withholding; or

.. if the shareholder fails to certify to the Fund that the shareholder is not subject to such backup withholding.


         The backup withholding rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

         Taxation of Funds. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.


         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.


         Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

         Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than "exempt-interest dividends" paid by the Municipal Income and Massachusetts Funds, as described in the relevant Prospectuses). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared.

         Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

         In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is
(a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

         In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

         If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

         Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

         Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

         Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed Funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         Passive Foreign Investment Companies. Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.

         Foreign Taxes. The Loomis Sayles Global Bond Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund each may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

         Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         Financial Products. A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

         Certain of each Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

         Securities issued or purchased at a discount. A Fund's investment in securities issued at a discount and certain other obligations such as TIPS and Zero Coupon Bonds will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         Real Estate Investment Trusts ("REITs"). A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

         Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

         Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund. Distributions to such shareholders may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). In addition, redemption proceeds and distribution of investment company taxable income and of net capital gains may be subject to backup withholding (as described above) unless certain conditions are met, as discussed above. In order for a foreign shareholder to qualify for exemption from back-up withholding under income tax treaties, the shareholder must comply with specific certification and filing requirements. Foreign shareholders should consult their tax advisers with respect to the potential application of these new regulations.

         The foregoing discussion relates solely to U.S. federal income tax law, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.

10% of the outstanding voting securities of such issuer and (b) not more than 25% of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

         Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of investment company taxable income will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net capital gain will be taxable to shareholders as long-term capital gains, without regard to how long the shareholder has held shares of the Fund. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to shareholders who are individuals. However, for taxable years beginning after December 31, 2000, the maximum long-term capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001).

         Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         The Loomis Sayles Worldwide Fund each may be eligible to make an election under Section 853 of the Code so that its shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the relevant Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax that would be imposed on the amount and type of income for which the foreign tax was paid. In addition, a shareholder must hold shares of the Fund (without protection from risk of loss) on the ex-dividend date and for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date in order to be eligible to claim a foreign credit for his or her share of these foreign taxes. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Loomis Sayles Worldwide Fund will notify shareholders each year of the amount of dividends and distributions and the shareholder's pro rata share of qualified taxes paid by each such Fund to foreign countries.

         Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes, or it may require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

         Investment by a Fund in a "passive foreign investment company" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investment to market annually or to treat the passive foreign investment company as a "qualified electing fund."

         If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, a Fund may be required to sell assets (including when it is not otherwise advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders the requisite amount of its investment company taxable income and net capital gains to eliminate any tax liability at the Fund level.

         Generally, a Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from a Fund's investment in foreign securities or REITs.

         Redemptions, sales and exchanges of each Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such disposition. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the disposition of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

         Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund. Distributions to such shareholders may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). In addition, redemption proceeds and distributions of investment company taxable income and of net capital gains may be subject to backup withholding (as described above) unless certain conditions are met, as discussed above. In order for a foreign shareholder to qualify for exemption from back-up withholding under income tax treaties, the shareholder must comply with specific certification and filing requirements. Foreign shareholders should consult their tax advisers with respect to the potential application of these new regulations.

         The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

         The foregoing discussion relates solely to U.S. federal income tax law, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.]

                              FINANCIAL STATEMENTS


[TO BE FILED BY SUBSEQUENT POST-EFFECTIVE AMENDMENT]


                           CALCULATION OF TOTAL RETURN

         Total Return. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered and assumes that any dividends or capital gain distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the NAV per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                             PERFORMANCE COMPARISONS


         Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.


         Volatility. Each Fund may quote various measures of its volatility and benchmark correlation. In addition, a Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which a Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. Each Fund may utilize charts and graphs to present its volatility and average annual total return. Each Fund may also discuss or illustrate examples of interest rate sensitivity.

         Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         Standard & Poor's Micropal, Inc. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Micropal rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Micropal classifies mutual funds by investment objective and asset category.

         Morningstar, Inc. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year, and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

         Standard & Poor's Select Funds are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

         Value Line Investment Survey is an investment advisory service that ranks approximately 1,700 stocks for "timeliness" and safety. Using a computerized model based on earnings momentum, Value Line projects which stocks will have the best or worst relative price performance over the next 6 to 12 months. In addition, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average. The service also ranks all major industry groups for timeliness.

         CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

         Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

         Dow Jones Industrial Average. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks.

         Lehman Brothers Government/Credit Bond Index. The Lehman Brothers Government/Credit Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

         Lehman Brothers Government/Credit Intermediate Index. The Lehman Brothers Government/Credit Intermediate Index consists of those bonds held within the Lehman Brothers Government/Credit Bond Index that have an average maturity of 1-10 years.

         Lehman Brothers 1-3 Year Government Index. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

         Lehman Brothers 1-3 Year Government/Credit Index. The Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities of between one and three years.

         Lehman Brothers Government Index. The Lehman Brothers Government Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

         Morgan Stanley Capital International Emerging Market Index. The Morgan Stanley Capital International Emerging Markets Index is an index that tracks the performance of stocks of issuers from approximately 26 emerging market countries.

         Morgan Stanley Capital International World Index. The Morgan Stanley Capital International World Index is a market-capitalization weighted index that tracks the performance of stocks of issuers from approximately 23 developed market countries.

         MSCI-EAFE Index. The MSCI-EAFE Index contains over 1,000 stocks from 20 different countries with Japan (approximately 50%), the United Kingdom, France, and Germany being the most heavily weighted.

         MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

         Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

         Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smallest companies included in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

         Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

         Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

         Russell Mid-Cap Growth Index. The Russell Mid-Cap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values.

         Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating-or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

         Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

         Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

         Standard & Poor's ("S&P") Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of 400 domestic stocks with market capitalizations between $200 million and $5 billion that are chosen for market size, liquidity, and industry group representation. It is market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial, and transportation stocks, in size order.

         Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation, and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

         From time to time, articles about the Funds regarding performance, rankings, and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

                               INSTITUTIONAL CLASS

                                PERFORMANCE DATA*

         The manner in which total return and yield of the Funds will be calculated for public use is described above. The table summarizes the calculation of total return and yield for Institutional Class shares of the Funds, where applicable, (i) for the six-month period ended March 31, 2003, (ii) for the one-year period ended March 31, 2003, (iii) for the three-year period ended March 31, 2003, (iv) for the five-year period ended March 31, 2003, (v) for the ten-year period ended March 31, 2003 and (vi) from inception through March 31, 2003.

                                                  Average Annual Total Return
                        --------------------------------------------------------------------------------------
                         For the      For the        For the        For the       For the
                        Six-Month     One-Year     Three-Year      Five-year      Ten-year          From
                         Period        Period        Period         Period         Period        Inception**
                          Ended        Ended          Ended         Ended          Ended           Through
 Fund                    3/31/03      3/31/03        3/31/03       3/31/03        3/31/03          3/31/03
 ---------------        ---------    ---------     -----------    ----------     ----------     --------------
Loomis Sayles
   Aggressive
   Growth Fund           (3.08%)     (33.65%)       (38.29%)       (1.31%)          N/A              3.17%
Loomis Sayles
   Small Cap
   Growth Fund           (4.09%)     (37.54%)       (39.93%)      (12.57%)          N/A             (5.90%)
Loomis Sayles
   Tax-Managed Fund       0.31%      (18.74%)        (8.06%)        3.89%           N/A              8.65%
Loomis Sayles
   Value Fund             2.12%      (23.70%)        (6.65%)       (4.83%)         6.74%             7.89%
Loomis Sayles
   Worldwide Fund         9.61%        1.28%         (5.65%)        6.46%           N/A              8.04%

-------------
* Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this expense limitation, actual yield and total return would have been as follows:

                                                      Average Annual Total Return
                                                      Without Expense Limitation
                         -----------------------------------------------------------------------------------
                            For the        For the      For the        For the     For the
                           Six-Month      One-Year     Three-Year     Five-Year    Ten-Year         From
                            Period         Period        Period        Period       Period      Inception**
                            Ended          Ended         Ended         Ended        Ended         Through
Fund                       3/31/03        3/31/03       3/31/03       3/31/03      3/31/03        3/31/03
--------------------     ------------   -----------   ------------  ------------  ---------   --------------
Loomis Sayles
   Aggressive Growth
   Fund                     (3.28%)       (33.99%)      (38.45%)       (3.12%)        N/A          0.10%
Loomis Sayles Small
   Cap Growth Fund          (4.22%)       (37.66%)      (39.97%)      (12.83%)        N/A         (6.87%)
Loomis Sayles
   Tax-Managed Fund         (0.02%)       (19.41%)       (8.53%)        3.42%         N/A          8.14%
Loomis Sayles Value
   Fund                      2.08%        (23.77%)       (6.73%)       (4.88%)       6.71%         7.70%
Loomis Sayles
   Worldwide Fund            8.92%         (0.81%)       (7.28%)        4.28%         N/A          5.67%

-----------------
 ** Inception Dates:

      Loomis Sayles Aggressive Growth Fund               December 31, 1996
      Loomis Sayles Small Cap Growth Fund                December 31, 1996
      Loomis Sayles Tax-Managed Fund                     October 1, 1995
      Loomis Sayles Value Fund                           May 13, 1991
      Loomis Sayles Worldwide Fund                       May 1, 1996

                                  RETAIL CLASS

                                PERFORMANCE DATA*

         The manner in which total return and yield of the Funds will be calculated for public use is described above. This table summarizes the calculation of total return and yield for Retail Class shares of the Funds, where applicable, (i) for the six-month period ended March 31, 2003, (ii) for the one-year period ended March 31, 2003, (iii) for the three-year period ended March 31, 2003, (iv) for the five-year period ended March 31, 2003 and (v) since inception through March 31, 2003.

                                                     Average Annual Total Return
                         -----------------------------------------------------------------------------------
                            For the        For the      For the        For the     For the
                           Six-Month      One-Year     Three-Year     Five-Year    Ten-Year         From
                            Period         Period        Period        Period       Period      Inception**
                            Ended          Ended         Ended         Ended        Ended         Through
Fund                       3/31/03        3/31/03       3/31/03       3/31/03      3/31/03        3/31/03
--------------------     ------------   -----------   ------------  ------------  ---------   --------------
Loomis Sayles Aggressive
   Growth Fund(a)           (3.22%)       (33.83%)      (38.48%)       (1.59%)       N/A           2.88%
Loomis Sayles Small Cap
   Growth Fund(a)           (4.31%)       (37.73%)      (40.10%)      (12.82%)       N/A          (6.15%)

(a) Performance for the Retail Class prior to its inception date reflects the performance of the Institutional Class adjusted to reflect the higher fees payable by Retail Class shares.

* Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this expense limitation, actual yield and total return would have been as follows:

                                                      Average Annual Total Return
                         -----------------------------------------------------------------------------------
                            For the        For the      For the        For the     For the
                           Six-Month      One-Year     Three-Year     Five-Year    Ten-Year         From
                            Period         Period        Period        Period       Period      Inception**
                            Ended          Ended         Ended         Ended        Ended         Through
Fund                       3/31/03        3/31/03       3/31/03       3/31/03      3/31/03        3/31/03
--------------------     ------------   -----------   ------------  ------------  ---------   --------------
Loomis Sayles Aggressive
   Growth Fund(a)          (3.40%)        (34.08%)      (38.60%)       (9.75%)       N/A          (15.35%)
Loomis Sayles Small
   Cap Growth Fund(a)      (4.44%)        (37.87%)      (40.14%)      (13.39%)       N/A           (7.68%)

(a) Performance for the Retail Class prior to its inception date reflects the performance of the Institutional Class adjusted to reflect the higher fees payable by Retail Class shares.

** The inception date for the Retail Class of each of the Funds is January 2, 1997.

                                   APPENDIX A

           PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION

ABC and affiliates
Adam Smith's Money World
America Online
Anchorage Daily News
Atlanta Constitution
Atlanta Journal
Arizona Republic
Austin American Statesman
Baltimore Sun
Bank Investment Marketing
Barron's
Bergen County Record (NJ)
Bloomberg Business News
Bond Buyer
Boston Business Journal
Boston Globe
Boston Herald
Broker World
Business Radio Network
Business Week
CBS and affiliates
CDA Investment Technologies
CFO
Changing Times
Chicago Sun Times
Chicago Tribune
Christian Science Monitor
Christian Science Monitor News Service
Cincinnati Enquirer
Cincinnati Post
CNBC
CNN
Columbus Dispatch
CompuServe
Dallas Morning News
Dallas Times-Herald
Denver Post
Des Moines Register
Detroit Free Press
Donoghues Money Fund Report
Dorfman, Dan (syndicated column)
Dow Jones News Service
Economist
FACS of the Week
Fee Adviser
Financial News Network
Financial Planning
Financial Planning on Wall Street
Financial Research Corp.
Financial Services Week
Financial World

Fitch Insights
Forbes
Fort Worth Star-Telegram
Fortune
Fox Network and affiliates
Fund Action
Fund Decoder
Global Finance
(the) Guarantor
Hartford Courant
Houston Chronicle
INC
Indianapolis Star
Individual Investor
Institutional Investor
International Herald Tribune
Internet
Investment Advisor
Investment Company Institute
Investment Dealers Digest
Investment Profiles
Investment Vision
Investor's Daily
IRA Reporter
Journal of Commerce
Kansas City Star
KCMO (Kansas City)
KOA-AM (Denver)
LA Times
Leckey, Andrew (syndicated column)
Life Association News
Lifetime Channel
Miami Herald
Milwaukee Sentinel
Money Magazine
Money Maker
Money Management Letter
Morningstar
Mutual Fund Market News
Mutual Funds Magazine
National Public Radio
National Underwriter
NBC and affiliates
New England Business
New England Cable News
New Orleans Times-Picayune
New York Daily News
New York Times
Newark Star Ledger
Newsday
Newsweek
Nightly Business Report
Orange County Register
Orlando Sentinel
Palm Beach Post
Pension World

Pensions and Investments
Personal Investor
Philadelphia Inquirer
Porter, Sylvia (syndicated column)
Portland Oregonian
Prodigy
Public Broadcasting Service
Quinn, Jane Bryant (syndicated column)
Registered Representative
Research Magazine
Resource
Reuters
Rocky Mountain News
Rukeyser's Business (syndicated column)
Sacramento Bee
San Diego Tribune
San Francisco Chronicle San Francisco Examiner
San Jose Mercury
Seattle Post-Intelligencer
Seattle Times
Securities Industry Management
Smart Money
St. Louis Post Dispatch
St. Petersburg Times
Standard & Poor's Outlook
Standard & Poor's Stock Guide
Stanger's Investment Advisor
Stockbroker's Register
Strategic Insight
Tampa Tribune
Time Tobias, Andrew (syndicated column)
Toledo Blade
US News and World Report
USA Today
USA TV Network
Value Line
Wall Street Journal
Wall Street Letter
Wall Street Week
Washington Post
WBZ
WBZ-TV
WCVB-TV
WEEI
WHDH
Worcester Telegram
World Wide Web
Worth Magazine
WRKO

                                   APPENDIX B

                     ADVERTISING AND PROMOTIONAL LITERATURE


       Loomis Sayles Funds II's advertising sales literature, communications to shareholders and other promotional material may include, but is not limited to:


              A total return figure or modified inception date that more accurately compares a Fund's performance with other measures of investment return such as data published by Lipper Analytical Services, Inc. or with the performance of any other index.

              Hypothetical calculations of a Fund's aggregate total return for a period of time assuming the investment of a particular investment in shares of a Fund and assuming the reinvestment of all dividends and distributions.

              Specific and general investment philosophies, objectives, strategies, processes and techniques.

              Discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, and the advantages and disadvantages of investing in tax-deferred and taxable investments).

              Discussions of economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation, sources of information, economic models, forecasts, data services utilized, consulted or considered in the course of providing advisory or other services, as well as historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.

              A summary of the substance of information contained in shareholder reports (including the investment composition of a Fund by investment, industry sector and country weighting), as well as the views of Loomis Sayles as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. This information may be updated as of a current date (such as the date of the performance data, if any).

              Charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.

              A discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.

              Inclusion of symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

              Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors, and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants, and firms with whom Loomis Sayles may or may not have a relationship.

              Specific and general reference to comparative ratings, rankings, and other forms of evaluation as well as statistics regarding the Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations, and publications.


       In addition, Loomis Sayles Funds II's advertising, sales literature, communications to shareholders and other promotional material may include, but is not limited to, discussions of the following information:

              Loomis Sayles Funds II's participation in wrap fee and no transaction fee programs

              Loomis Sayles Funds II's and Loomis Sayles' website


              Loomis Sayles publications, including fact sheets for each Fund.

              Characteristics of Loomis Sayles, including the number and locations of its offices, its investment practices and clients, and assets under management

              Industry conferences at which Loomis Sayles participates

              Current capitalization, levels of profitability, and other financial information

              Identification of portfolio managers, researchers, economists, principals, and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

              The specific credentials of the above individuals, including but not limited to previous employment, current, and past positions, titles and duties performed, industry experience, educational background and degrees, awards, and honors

              The types of clients Loomis Sayles advises, and specific identification of, and general reference to, current individual, corporate, and institutional clients, including pension and profit sharing plans

              Loomis Sayles' method of operation, personnel, internal work environment, procedure and philosophy

              Current and historical statistics relating to:

              --total dollar amount of assets managed
              --Loomis Sayles assets managed in total and by Fund
              --the growth of assets
              --asset types managed


       Loomis Sayles Funds II's tag line--"Listening Harder II's Delivering More"--and statements that and examples of how Loomis Sayles Funds listens to its clients and works hard to deliver results that exceed their expectations.

[LOGO] CDC NvestFunds(SM)

--------------------------------------------------------------------------------

LOOMIS SAYLES GROWTH FUND
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
LOOMIS SAYLES RESEARCH FUND
LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Statement of Additional Information - PART I

September 15, 2003

       This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Funds dated September 15, 2003 for Class A, Class B and Class C shares, or the Prospectus of the Funds dated September 15, 2003 for Class Y shares (the "Prospectus" or "Prospectuses"), as from time to time revised or supplemented. This Statement should be read together with the Prospectus(es). Investors may obtain the Prospectuses without charge from CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com.

       Part I of this Statement contains specific information about the Funds listed. Part II includes information about the Funds and other CDC Nvest Funds.

       Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund and Loomis Sayles Investment Grade Bond Fund are each a diversified fund and a series of Loomis Sayles Funds II (the "Trust"), a registered open-end management investment company that offers shares of a total of 14 funds.

       Each Fund's financial statements and accompanying notes that appear in the Fund's annual and semiannual reports are incorporated by reference into Part I of this Statement. Each Fund's annual and semiannual reports contain additional performance information and are available upon request and without charge, by calling 800-225-5478.

                                Table of Contents

                                      Part I                             Page
Investment Restrictions                                                    ii
Fund Charges and Expenses                                                 vii
Ownership of Fund Shares                                                    x
Investment Performance of the Fund                                         xv

                                     Part II

Miscellaneous Investment Practices                                          3
Management of the Trusts                                                   29
Portfolio Transactions and Brokerage                                       63
Description of the Trusts and Ownership of Shares                          71
Portfolio Turnover                                                         75
How to Buy Shares                                                          75
Net Asset Value and Public Offering Price                                  76
Reduced Sales Charges                                                      77
Shareholder Services                                                       79
Redemptions                                                                86
Standard Performance Measures                                              89
Income Dividends, Capital Gain Distributions and Tax Status                90
Financial Statements                                                      100
Appendix A - Description of Bond Ratings                                  100
Appendix B - Media That May Contain Fund Information                      105
Appendix C - Advertising and Promotional Literature                       106

                             INVESTMENT RESTRICTIONS

       The investment goal and principal investment strategies of each Fund are described in the Prospectus. The investment policies of each Fund set forth in its Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment goal of the Loomis Sayles Investment Grade Bond Fund as set forth in its Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

Investment Restrictions

       In addition to its investment goal and policies set forth in its Prospectus, the following investment restrictions are policies of each Fund (and those marked with an asterisk are fundamental policies of each Fund):

Loomis Sayles Growth Fund

Loomis Sayles Growth Fund (the "Growth Fund") will not:

 (1)   Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither
       (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

 (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

 (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

 (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(9)   Borrow money, except to the extent permitted under the 1940 Act.

(10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

(11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

 (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

 (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

 (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

Loomis Sayles International Equity Fund

Loomis Sayles International Equity Fund (the "International Equity Fund") will not:

 (1)   Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

 (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

 (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

 (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(9)   Borrow money, except to the extent permitted under the 1940 Act.

(10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, except that the Fund also may borrow up to 10% of its net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds.

 (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

 (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

 (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

 (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

 (16) Invest less than 80% of its assets in equity securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

Loomis Sayles Research Fund

Loomis Sayles Research Fund (the "Research Fund") will not:

 (1)   Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

 (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

 (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

 (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

*(9)   Borrow money, except to the extent permitted under the 1940 Act.

 (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

 (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

 (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

 (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

 (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Investment Grade Bond Fund (the "Investment Grade Bond Fund") will not:

 (1)   Invest in companies for the purpose of exercising control or management.

*(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

*(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

*(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the 1940 Act. (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

 (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

 (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

 (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

*(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

 (9) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

*(10) Borrow in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value) whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

 (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

 (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

 (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

 (14) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

*(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

 (16) Invest less than 80% of its assets in investment grade fixed income securities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

                            FUND CHARGES AND EXPENSES

ADVISORY FEES

       Pursuant to separate advisory agreements each dated October 30, 2000, Loomis Sayles has agreed to manage the investment and reinvestment of the assets of the Funds, subject to the supervision of the Board of Trustees of Loomis Sayles Funds II.

       For the services described in the advisory agreements, the Funds have agreed to pay Loomis Sayles a monthly advisory fee at the annual rate set forth in the following table:

                              Fund                                Rate
       -----------------------------------------         -----------------------
       Loomis Sayles Growth Fund                                  0.50%
       Loomis Sayles International Equity Fund                    0.75%
       Loomis Sayles Investment Grade Bond Fund                   0.40%
       Loomis Sayles Research Fund                                0.50%

During the last three fiscal years, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund:

                                  Fiscal Year Ended       Fiscal Year Ended        Fiscal Year Ended
                                       9/30/00                9/30/01                  9/30/02

                                           Fee Waivers                 Fee Waivers                 Fee Waivers
                                Advisory   and Expense     Advisory    and Expense     Advisory    and Expense
                                  Fees     Assumptions       Fees      Assumptions       Fees      Assumptions
Loomis Sayles Growth Fund       $197,666    $ 80,890       $156,460      157,879      $116,894      $152,388
Loomis Sayles
  International Equity Fund      953,597     215,881        648,883      326,673       419,219       285,301
Loomis Sayles Investment
  Grade Bond Fund                 91,373     419,453        260,715      295,922       624,862       440,118
Loomis Sayles Research Fund        3,718      34,050         29,669      122,922        92,698       107,201


Loomis Sayles has given binding undertakings to each Fund limiting total annual fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, as follows: to Loomis Sayles Growth Fund to limit the amount of its total annual fund operating expenses to 1.10%, 1.85% and 1.85% of the Fund's average daily net assets for Classes A, B and C shares, respectively; to Loomis Sayles International Equity Fund to limit the amount of its total annual fund operating expenses to 1.25%, 2.35% and 2.35% of average daily net assets for Classes A, B and C shares, respectively; to Loomis Sayles Research Fund to limit the amount of its total annual fund operating expenses to 1.10%, 2.00% and 2.00% of average daily net assets for Classes A, B and C shares, respectively; and to Investment Grade Bond Fund to limit the amount of its total annual fund operating expenses to 0.80%, 1.70% and 1.70% of average daily net assets for Classes A, B and C shares, respectively. The binding undertakings for Loomis Sayles International Equity, Research, and Investment Grade Bond Fund are in effect through January 31, 2004 and will be reevaluated on an annual basis thereafter. The binding undertaking for Loomis Sayles Growth Fund is in effect through January 31, 2005 and will be reevaluated on an annual basis thereafter.


BROKERAGE COMMISSIONS

Set forth below are the amounts each Fund paid in brokerage commissions during the last three fiscal years and the amounts each Fund paid in brokerage transactions and brokerage commissions to brokers providing research services for the fiscal year. (Commissions shown in the tables do not include "markups" on principal transactions for periods before the fiscal year ended September 30, 2002.) Funds not listed in a table did not pay brokerage commissions during the relevant year. Brokerage commissions decreased for the Loomis Sayles International Equity Fund from fiscal year 2000 to fiscal year 2002 due to decreases in the Fund's assets and its portfolio turnover. For a description of how transactions in portfolio securities are effected and how the Funds' adviser selects brokers, see the section entitled "Portfolio Transactions and Brokerage" in Part II of this Statement.

LOOMIS SAYLES GROWTH FUND                                               2000          2001          2002
                                                                        ----          ----          ----
Brokerage Transactions
   Allocated to brokers providing research services                 $15,188,789   $ 9,182,053   $16,974,868

Brokerage Commissions
   Total Brokerage Commissions Paid                                 $    93,403   $   114,458   $    83,756
   Commissions Paid to Brokers providing research services          $    14,748   $    10,337   $    18,930

LOOMIS SAYLES INTERNATIONAL EQUITY FUND

Brokerage Transactions
   Allocated to brokers providing research services                 $21,735,306   $25,677,640   $18,317,073

Brokerage Commissions
   Total Brokerage Commissions Paid                                 $ 1,224,746   $   587,072   $   351,942
   Commissions Paid to Brokers providing research services          $    33,264   $    59,236   $    41,637

LOOMIS SAYLES RESEARCH FUND

Brokerage Transactions
   Allocated to brokers providing research services                 $   158,515   $   424,472   $ 8,859,062

Brokerage Commissions
   Total Brokerage Commissions Paid                                 $     1,625   $     8,079   $    59,588
   Commissions Paid to Brokers providing research services          $       180   $       525   $    12,943

Regular Broker-Dealers

         The table below contains the aggregate value of securities of each Fund's regular broker-dealers* (or the parent of the regular broker-dealers) held by each Fund, if any, as of September 30, 2002.

                                                                 Aggregate Value of Securities of
                                                                   each Regular Broker or Dealer
Fund                             Regular Broker-Dealer             (or its parent) held by Fund.
----                             ---------------------            -----------------------------
Growth Fund                      Bank of America Corp.            $  282,842
                                 Wells Fargo & Co.                $  400,932
Research Fund                    Lehman Brothers Holdings, Inc.   $  164,317
Investment Grade Bond Fund       Bank of America Corp.            $3,203,155

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

SALES CHARGES AND 12b-1 FEES

       As explained in Part II of this Statement, each class of shares of the Funds pay the Distributor fees under separate plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Plans"). The following table shows the amounts of Rule 12b-1 fees paid by the Funds under these Plans during the past fiscal year.* All amounts paid under the Plans during the last fiscal year were paid as compensation to the Distributor. Compensation payable under the Plans may be paid regardless of the Distributor's expenses.

                                                               12b-1 Fees
        Fund Class*                                          Paid By the Fund
        ----------------------------------------            -----------------
        Loomis Sayles Growth Fund
           Retail Class                                            $1,411
           Admin Class                                             $   40

        Loomis Sayles International Equity Fund
           Retail Class                                            $5,062
           Admin Class                                             $2,811

        Loomis Sayles Investment Grade Bond Fund
           Retail Class                                            $   17
           Admin Class                                             $   17

        Loomis Sayles Research Fund
           Retail Class                                            $    9

       *Prior to September 12, 2003, the Funds offered Institutional, Retail and Admin Class shares, except for the Research Fund, which did not offer Admin Class shares; and the Investment Grade Bond Fund, which also offers Class J shares. On May 21, 2003, the Admin Class shares were converted to Retail Class shares. On September 12, 2003, Retail and Institutional Class shares were converted to Class A and Class Y shares, respectively. The Funds' Class B and Class C shares commenced operations on September 12, 2003. The Retail Classes of the Loomis Sayles Investment Grade Bond Fund ceased operations on December 18, 2000 and recommenced operations on January 31, 2002).

                            OWNERSHIP OF FUND SHARES

       As of August 18, 2003, to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the indicated classes set forth below.**

Fund                      Shareholder and Address               Ownership Percentage
----                      -----------------------               --------------------
                          Loomis Sayles Growth Fund/1/
   Class A Shares         Angelo V. Glorioso                              30.66%
                          225 Summitt Drive
                          Pittsburgh, PA 15328-2910

                          Amvescap Nat'l Trust Co as                      26.35%
                          Agent for Fleet nat'l Bank FBO
                          Loomis Sayles Omnibus Deferral
                          Program
                          P.O. Box 105779
                          Atlanta, GA 30348-5579

                          Charles Schwab & Co Inc                         24.15%
                          Attn Mutual Fund Department
                          101 Montgomery Street
                          San Francisco, CA 94104-4122

   Class Y Shares         Charles Schwab & Co Inc                         44.57%
                          Attn Mutual Fund Department


                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122

                                 Comerice Bank FBO City of Livonia                 9.92%
                                 Retiree Health & Disability
                                 Benefits Plan & Trust
                                 A/C 02-01-100-0601715
                                 P.O. Box 75000 MC 3446
                                 Detroit, MI 48275-0001

Loomis Sayles International Equity Fund/2/
       Class A Shares            Reliance Trust Company Directed                  35.04%
                                 Trustee for Metlife Defined
                                 Contribution Group
                                 3384 Peachtree Rd NE 9/th/ Fl
                                 Atlanta, GA 03026-1181

                                 Charles Schwab & Co Inc                          13.20%
                                 Attn Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122

                                 National Investor Services FBO                    8.55%
                                 097-50000-19
                                 55 Water Street, 32/nd/ Floor
                                 New York, NY 10041-0028

                                 National Financial Services Corp                  7.23%
                                 for Exclusive Benefit of Our
                                 Customers
                                 Attn: Mutual Funds Department
                                 5/th/ Floor
                                 200 Liberty Street
                                 One World Financial Center
                                 New York, NY 10281-1003

                                 Orangewood Childrens Foundation                   7.17%
                                 12822 Garden Grove Blvd Ste A
                                 Garden Grove, CA 92843-2010

                                 AG Edwards & Sons Inc FBO Harris                  5.81%
                                 Trust & Savings
                                 A/C 0769-022872
                                 One North Jefferson
                                 St. Louis, MO 63103-2287

       Class Y Shares            Charles Schwab & Co Inc                          28.51%
                                 Attn Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122

                                 MCAM International Equity LLC                    17.86%
                                 Attn Jean Kenkel
                                 1125 S 103/rd/ Street Suite 450
                                 Omaha, NE 68124-6019

                                 Comerica Bank FBO City of Livonia                 9.47%
                                 Retirement System
                                 A/C 02-01-100-0302406
                                 Mutual Funds Unit
                                 P.O. Box 75000 MC 3446
                                 Detroit, MI 48275-0001

                                 Church Mutual Insurance                           8.97%

                                 Company
                                 3000 Schuster Lane
                                 Merrill, WI 54452-3863

Loomis Sayles Research Fund/3/
       Class A Shares            FISERV Securities Inc FAO 26412150               99.74%
                                 Attn: Mutual Funds
                                 One Commerce Square
                                 2005 Market Street Suite 1200
                                 Philadelphia, PA 19103-7084

       Class Y Shares            Charles Schwab & Co Inc                          77.80%
                                 Attn Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122

                                 Asbestos Workers Local #84                        8.53%
                                 Pension Fund
                                 36 East Warner Road
                                 Akron, OH 44319-1864

                                 CDC IXIS C/O Philippe Bertrand                   6.51%
                                 CDC IXIS Asset Management North
                                 America
                                 399 Boylston Street 13/th/ Floor
                                 Boston, MA 02116-3305

Loomis Sayles Investment Grade Bond Fund/4/
       Class A Shares            Bear Stearns Securities Corp                     54.25%
                                 FBO 213-04022-13
                                 1 Metrotech Center North
                                 Brooklyn, NY 11201-3870

                                 National Financial Services Corp                 25.44%
                                 for Exclusive Benefit of Our
                                 Customers
                                 Attn: Mutual Funds Department
                                 5/th/ Floor
                                 200 Liberty Street
                                 One World Financial Center
                                 New York, NY 10281-1003

                                 Amvescap National Trust Company                   6.52%
                                 FBO Coronet Industries Defined
                                 Benefit Plan
                                 P.O. Box 105779 Atlanta, GA 30348-5779

       Class Y Shares            Charles Schwab & Co Inc                          41.59%
                                 Attn Mutual Fund Department
                                 101 Montgomery Street
                                 San Francisco, CA 94104-4122

                                 Jeffrey L. Meade                                 15.23%
                                 Phyllis M. Meade JT Ten
                                 16 Samuel Parlin Dr
                                 Acton, MA 01720-3207

                                 National Financial Services Corp                 12.92%
                                 for Exclusive Benefit of Our
                                 Customers
                                 Attn: Mutual Funds Department
                                 5/th/ Fl
                                 200 Liberty Street
                                 One World Financial Center
                                 New York, NY 10281-1003

                            Merrill Lynch Pierce Fenner &                  5.93%
                            Smith Inc
                            Merrill Lynch Financial Data
                            Services
                            Attn: Service Team
                            4800 Deer Lake Dr East 3/rd/ Floor
                            Jacksonville, FL 32246-6486

                            State Street Bank & Trust Co                   5.76%
                            Cust for the IRA R/O FBO Willard
                            S. Webber
                            412 Blair Ave
                            Piedmont, CA 94611-4005

** Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

/1/ As of August 18, 2003, Charles Schwab & Co Inc, Attention Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 43.95% of the Growth Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co Inc.

/2/ As of August 18, 2003, Charles Schwab & Co Inc, Attention Mutual Fund Department, 101 Montogmery Street, San Francisco, CA 94104-4122 owned 27.64% of the International Equity Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co Inc.

/3/ As of August 18, 2003, Charles Schwab & Co Inc, Attention Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 77.65% of the Research Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co Inc.

/4/ As of August 18, 2003, Charles Schwab & Co Inc, Attention Mutual Fund Department, 101 Montgomery Street, San Francisco, CA 94104-4122 owned 37.67% of the investment Grade Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than Charles Schwab & Co Inc.

                       INVESTMENT PERFORMANCE OF THE FUNDS
                      PERFORMANCE RESULTS - PERCENT CHANGE
                         For the Periods Ended 03/31/03*

GROWTH FUND/1/
Class A shares

                                                Average Annual Total Return

Average Annual Total Return/1/
As a % of                                1 Year        5 Years     10 Years     Since Fund
                                                                                Inception
                                                                                (5/16/91)
Net Asset Value                          -21.34          -5.93         4.57     6.34
Maximum Sales Charge                     -25.84          -7.05         3.96     5.82


Class B shares

                                                Average Annual Total Return

Average Annual Total Return/1/
As a % of                                1 Year        5 Years     10 Years     Since Fund
                                                                                Inception
                                                                                (5/16/91)
Net Asset Value                          -21.77          -6.65         3.80     5.55
CDSC and Redemption at End of Period     -25.69          -7.02         3.80     5.55


Class C shares

                                                Average Annual Total Return

Average Annual Total Return/1/
As a % of                                1 Year        5 Years     10 Years     Since Fund
                                                                                Inception
                                                                                (5/16/91)
Net Asset Value                          -21.77          -6.65         3.80     5.55
Maximum Sales Charge and                 -23.33          -6.83         3.69     5.47
Redemption at End of Period
***

Class Y shares

                                                Average Annual Total Return

Average Annual Total Return/1/
As a % of                                1 Year        5 Years     10 Years     Since Fund
                                                                                Inception
                                                                                (5/16/91)
Net Asset Value                          -20.98          -5.71         4.75     6.49

LOOMIS SAYLES INTERNATIONAL EQUITY FUND/2/
Class A shares

                                                  Average Annual Total Return

Average Annual Total Return/2/
As a % of                               1 Year       5 Years     10 Years      Since Fund
                                                                               Inception
                                                                               (5/10/91)
Net Asset Value                         -23.46         -5.56         3.24      3.36
Maximum Sales Charge                    -27.84         -6.68         2.63      2.84


Class B shares

                                                  Average Annual Total Return

Average Annual Total Return/2/
As a % of                               1 Year       5 Years     10 Years      Since Fund
                                                                               Inception
                                                                               (5/10/91)
Net Asset Value                         -24.34         -6.51         2.16      2.27
CDSC and Redemption at End of Period    -28.12         -6.89         2.16      2.27


Class C shares

                                                  Average Annual Total Return

Average Annual Total Return/2/
As a % of                               1 Year       5 Years     10 Years      Since Fund
                                                                               Inception
                                                                               (5/10/91)
Net Asset Value                         -24.34         -6.51         2.16      2.27
Maximum Sales Charge and                -25.89         -6.70         2.19      2.06
Redemption at End of Period
***

Class Y shares

                                                  Average Annual Total Return

Average Annual Total Return/2/
As a % of                               1 Year       5 Years     10 Years      Since Fund
                                                                               Inception
                                                                               (5/10/91)
Net Asset Value                         -23.31         -5.26         3.44      3.53

RESEARCH FUND/3/
Class A shares

                                              Average Annual Total Return

Average Annual Total Return/3/
As a % of                               1 Year              Since Fund Inception
                                                            (7/31/01)
Net Asset Value                         -24.99              -17.79
Maximum Sales Charge                    -29.31              -19.60


Class B shares

                                              Average Annual Total Return


Average Annual Total Return/3/
As a % of                               1 Year              Since Fund Inception
                                                            (7/31/01)

Net Asset Value                         -25.73              -18.55
CDSC and Redemption at End of           -29.44              -19.47
Period


Class C shares

                                              Average Annual Total Return


Average Annual Total Return/3/
As a % of                               1 Year              Since Fund Inception
                                                            (7/31/01)
Net Asset Value                         -25.73              -18.55
Maximum Sales Charge and                -27.19              -18.84
Redemption at End of Period
***


Class Y shares

                                              Average Annual Total Return

Average Annual Total Return/3/
As a % of                               1 Year              Since Fund Inception
                                                            (11/30/01)
Net Asset Value                         -24.87              -17.61

INVESTMENT GRADE BOND FUND/4/
Class A shares
                                            Average Annual Total Return
Average Annual Total Return/4/
As a % of                               1 Year     5 Years      Since Fund
                                                                Inception
                                                                (12/31/96)
Net Asset Value                          16.33       7.12         8.36
Maximum Sales Charge                     11.10       6.13         7.56

Class B shares
                                            Average Annual Total Return
Average Annual Total Return/4/
As a % of                               1 Year     5 Years      Since Fund
                                                                Inception
                                                                (12/31/96)
Net Asset Value                          15.30       6.14         7.37
CDSC and Redemption at End of Period      9.54       5.71         7.37

Class C shares
                                            Average Annual Total Return
Average Annual Total Return/4/
As a % of                               1 Year     5 Years      Since Fund
                                                                Inception
                                                                (12/31/96)
Net Asset Value                          15.30       6.14         7.37
Maximum Sales Charge and Redemption
at End of Period ***                     13.04       5.92         7.19

Class Y shares
                                            Average Annual Total Return
Average Annual Total Return/4/
                                        1 Year     5 Years      Since Fund
                                                                Inception
                                                                (12/31/96)
As a % of
Net Asset Value                          16.64       7.37         8.61

* Federal regulations require this example to be calculated using a $1,000 investment. However, the normal minimum initial investment in shares of the Funds is $2,500.

** Commencement of Fund operations or offering of the indicated class of shares.

*** Class C share performance assumes a 1.00% front-end sales charge and, for the 1-year period, a 1.00% CDSC when you sell shares within one year of purchase.

/1/ The returns shown reflect the results of the Fund's Retail Class and Institutional Class shares, which were converted to Class A and Class Y shares, respectively, on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B

                                      xviii
and C shares were not outstanding during the periods shown. Class Y performance is based on Institutional Class performance, which has been restated to reflect Class Y expenses. The restatement of the Fund's performance to reflect Classes A, B, C and Y expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.

/2/ The returns shown reflect the results of the Fund's Retail Class and Institutional Class shares of the Fund, which were converted to Class A and Class Y shares, respectively, on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (December 31, 1996), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B and C shares were not outstanding during the periods shown. Class Y performance is based on Institutional Class performance, which has been restated to reflect Class Y expenses. The restatement of the Fund's performance to reflect Classes A, B, C and Y expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.

/3/ The returns shown reflect the results of Retail Class and Institutional Class shares of the Fund, which were converted to Class A and Class Y shares, respectively, on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Class A has been based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B and C shares were not outstanding during the periods shown. Class Y performance is based on Institutional Class performance, which has been restated to reflect Class Y expenses. The restatement of the Fund's performance to reflect Classes A, B, C and Y expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.

/4/ The returns shown reflect the results of Retail and Institutional Class shares of the Fund, which were converted to Class A and Class Y shares, respectively, on September 12, 2003. The prior Retail Class performance has been restated to reflect expenses and sales loads of Class A shares. For periods before the inception of Retail Class shares (January 31, 2002) and during the period from December 18, 2000 to January 31, 2002 (during which time Retail Class shares were not outstanding), performance shown for Class A shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher expenses and sales loads paid by Class A shares. Class B and Class C share performance is based on prior Institutional Class performance, restated to reflect the expenses and sales loads of the Fund's Class B and Class C shares, respectively. Classes B and C shares were not outstanding during the periods shown. Class Y performance is based on Institutional Class performance, which has been restated to reflect Class Y expenses. The restatement of the Fund's performance to reflect Classes A, B, C and Y expenses is based on the net expenses of these Classes after taking into effect the Fund's current expense cap arrangements.

                           YIELD FOR THE 30-DAY PERIOD
                                 ENDED 03/31/03*

Fund                            Class A           Class B          Class C        Class Y
----                            -------           -------          -------        -------
Investment Grade Bond Fund       4.96               **               **             5.51

* Yields for the Class A shares of the Funds are based on the public offering price of Class A shares of the Funds and yields for the Class Y shares are based on the net asset value of a share of the Funds. On September 12, 2003, Retail and Institutional Class shares were converted to Class A and Class Y shares, respectively.

** The Fund's Class B and Class C shares did not commence operations until September 12, 2003.

       Distribution Rate. Funds may include in their written sales material distribution rates based on the Funds' distributions from net investment income and short-term capital gains, if any, for a recent 30-day, three-month or one-year period.

       Distributions of less than one year are annualized by multiplying by the factor necessary to produce twelve months of distributions. The distribution rates are determined by dividing the amount of the particular Fund's distributions per share over the relevant period by either the maximum offering price or the net asset value of a share of the Fund on the last day of the period.

                               DISTRIBUTION RATES
                           FOR PERIODS ENDING 03/31/03

           As a % of                                         1 month
--------------------------------------------------           --------
Investment Grade Bond Fund
(Class A shares)
Net Asset Value ..............................                 5.82%
Maximum Offering Price .......................                 5.56%

(Class B shares)
Net Asset Value ..............................                   *

(Class C shares)
Net Asset Value ..............................                   *
Maximum Offering Price .......................                   *

(Class Y shares)
Net Asset Value ..............................                 6.15%

The foregoing data represent past performance only, and are not a representation as to the future results of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

* The Fund's Class B and Class C shares did not commence operations until September 12, 2003.

[CDC Nvest Funds Logo]
--------------------------------------------------------------------------------


Statement of Additional Information - PART I
May 1, 2002, as revised September 15, 2003 for:


LOOMIS SAYLES CORE PLUS BOND FUND
LOOMIS SAYLES GOVERNMENT SECURITIES FUND

Statement of Additional Information - PART I
September 15, 2003 for:

LOOMIS SAYLES HIGH INCOME FUND
LOOMIS SAYLES LIMITED TERM U.S. GOVERNMENT FUND
LOOMIS SAYLES STRATEGIC INCOME FUND

         This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectuses of the funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by (1) with respect to the Loomis Sayles Core Plus Bond Fund and the Loomis Sayles Government Securities Fund, the Prospectus of the Funds dated May 1, 2003 for Class A, Class B, Class C or Class Y shares, as from time to time revised or supplemented and (2) with respect to the Loomis Sayles High Income, Loomis Sayles Limited Term U.S. Government and Loomis Sayles Strategic Income Funds, the Prospectus of the Funds dated September 15, 2003, as from time to time revised or supplemented (each, a "Prospectus" and, together, the "Prospectuses"). This Statement should be read together with the Prospectuses. Investors may obtain the Prospectuses without charge from CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, Massachusetts 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com.

         Part I of this Statement contains specific information about the Funds listed above. Part II includes information about the Funds and other CDC Nvest Funds.


         Loomis Sayles Core Plus Bond Fund (formerly CDC Nvest Bond Income Fund) and Loomis Sayles Government Securities Fund (formerly CDC Nvest Government Securities Fund) are each a diversified fund and a series of CDC Nvest Funds Trust I, a registered open-end management investment company that offers shares of a total of 11 funds. Prior to September 15, 2003, Loomis Sayles High Income Fund and Loomis Sayles Limited Term U.S. Government Fund were series of CDC Nvest Funds Trust II, a registered open-end management investment company; and Loomis Sayles Strategic Income Fund was a series of CDC Nvest Funds Trust I (together, the "Predecessor Funds"). During such time, these Funds were named the CDC Nvest High Income Fund, the CDC Nvest Limited Term U.S. Government Fund, and CDC Nvest Strategic Income Fund, respectively. Effective September 12, 2003, the respective Predecessor Funds were reorganized as series of Loomis Sayles Funds II, a registered, open-end management investment company that offers shares of a total of 14 funds, and renamed the "Loomis Sayles High Income Fund," "Loomis Sayles Limited Term U.S. Government Fund", and "Loomis Sayles Strategic Income Fund" (the "Successor Funds"). CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and Loomis Sayles Funds II are collectively referred to in this Statement as the "Trusts" and are each referred to as a "Trust."

[TO BE FILED BY SUBSEQUENT POST-EFFECTIVE AMENDMENT]

                                          Table of Contents

                                                                        Page
                                      Part I

Investment Restrictions                                                   ii
Fund Charges and Expenses                                               viii
Ownership of Fund Shares                                                xiii
Investment Performance of the Fund                                      xvii

                                     Part II

Miscellaneous Investment Practices                                         3
Management of the Trusts                                                  29
Portfolio Transactions and Brokerage                                      63
Description of the Trusts and Ownership of Shares                         71
Portfolio Turnover                                                        75
How to Buy Shares                                                         75
Net Asset Value and Public Offering Price                                 76
Reduced Sales Charges                                                     77
Shareholder Services                                                      79
Redemptions                                                               86
Standard Performance Measures                                             89
Income Dividends, Capital Gain Distributions and Tax Status               90
Financial Statements                                                     100
Appendix A - Description of Bond Ratings                                 100
Appendix B - Media That May Contain Fund Information                     105
Appendix C - Advertising and Promotional Literature                      106

                             INVESTMENT RESTRICTIONS


         The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Except in the case of those restrictions marked with a dagger (+), the percentages set forth below and the percentage limitations set forth in the Prospectuses apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Loomis Sayles Core Plus Bond Fund
Loomis Sayles Core Plus Bond Fund (the "Core Plus Bond Fund") will not:

*(1) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(2) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(3) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

*(4) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Write, purchase or sell options or warrants, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or part of a unit offering, other securities, and (b) write, purchase or sell put or call options on securities, securities indexes or futures contracts.

*(10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

+(11) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees).

(12) Invest less than 80% of its net assets (plus borrowings made for investment purposes) in bond investments. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC").

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (11) above.

         In restriction (12), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Loomis Sayles Government Securities Fund
Loomis Sayles Government Securities Fund (the "Government Securities Fund") will not:

(1) Invest in any securities other than U.S. government securities, put and call options thereon, futures contracts, options on futures contracts and repurchase agreements.

*(2) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(3) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(4) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(5) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(6) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(7) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(8) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to U.S. government securities and with respect to interest rate futures contracts.

+(9) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by CDC Nvest Funds Trust I's trustees).

(10) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

         Although the Government Securities Fund may from time to time loan its portfolio securities and issue senior securities, borrow money or pledge its assets to the extent permitted by investment restrictions (4), (5) and (6) above, the Fund has no current intention of engaging in such investment techniques.

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (9) above.

         In restriction (10), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Loomis Sayles High Income Fund
Loomis Sayles High Income Fund (the "High Income Fund") will not:

*(1) Buy more than 10% of the voting securities or more than 10% of all of the securities of any issuer, or invest to control or manage any company.

*(2) Purchase securities on "margin," except for short-term credits as needed to clear securities purchases.

*(3) Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission, is involved and only if immediately thereafter not more than 10% of the value of its total assets would be invested in such securities.

*(4) Purchase securities, other than shares of the Fund, from or sell portfolio securities to its directors or officers, or firms they are affiliated with as principals, except as permitted by the regulations of the SEC.

*(5) Purchase or sell commodities or commodity contracts, or write, purchase or sell options, except that the Fund may (a) buy or sell futures contracts on securities or on securities indexes and (b) write, purchase or sell put or call options on securities, on securities indexes or on futures contracts of the type referred to in clause (a) of this restriction.

*(6) Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, repurchase agreements, bonds, or other evidences of indebtedness or deposits with banks or other financial institutions may be considered loans.

*(7)   Make short sales of securities or maintain a short position.

*(8) Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein.

*(9) Purchase or sell interests in oil and gas or other mineral exploration or development programs, provided that the Fund may invest in securities issued by companies which do invest in or sponsor such programs.

*(10)  Underwrite the securities of other issuers.

*(11) Invest more than 10% of the value of its total assets, in the aggregate, in repurchase agreements maturing in more than seven days and restricted securities.

*(12) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water, and telephone companies will be considered as being in separate industries).

*(13) Borrow money, except as a temporary measure for extraordinary or emergency purposes, up to an amount not in excess of 33 1/3% of its total assets.

*(14) Issue senior securities. For the purpose of this restriction, none of the following is deemed to be a senior security: any borrowing permitted by restriction (13) above; any collateral arrangements with respect to options, forward contracts, futures contracts, swap contracts and other similar contracts and options on futures contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or similar contracts or options on futures contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Loomis Sayles Funds' Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.

+(15) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Loomis Sayles Funds' trustees).

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (15) above.

Loomis Sayles Limited Term U.S. Government Fund
Loomis Sayles Limited Term U.S. Government Fund (the "Limited Term U.S. Government Fund") will not:

*(1) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

*(2) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(3) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(4) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

*(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

*(6) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

*(7) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof.

+(10) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Loomis Sayles Funds' trustees).

(11) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. Prior to any change to such policy adopted by the Board of Trustees of the Fund, the Fund will provide notice to shareholders as required by Rule 35d-1 under the 1940 Act, as such Rule may be interpreted from time to time by the staff of the SEC.

         Although the Fund may from time to time make short sales, issue senior securities, borrow money or pledge its assets to the extent permitted by the investment restrictions set forth above, the Fund has no current intention of engaging in such investment techniques.

         The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (10) above.

         In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

Loomis Sayles Strategic Income Fund
Loomis Sayles Strategic Income Fund (the "Strategic Income Fund") will not:

*(1) Purchase any security (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries, and each foreign country's government (together with subdivisions thereof) will be considered to be a separate industry).

(2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities), or make short sales except where, by virtue of ownership of other securities, it has the right to obtain, without payment of further consideration, securities equivalent in kind and amount to those sold, and the Fund will not deposit or pledge more than 10% of its total assets (taken at current value) as collateral for such sales. (For this purpose, the deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin).

(3) Acquire more than 10% of any class of securities of an issuer (other than U.S. government securities and taking all preferred stock issues of an issuer as a single class and all debt issues of an issuer as a single class) or acquire more than 10% of the outstanding voting securities of an issuer (such percentage limitations apply to closed-end management investment companies as well).

*(4) Borrow money in excess of 25% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes.

(5) Pledge more than 25% of its total assets (taken at cost). (For the purpose of this restriction, collateral arrangements with respect to options, futures contracts and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge of assets).

*(6) Make loans, except by entering into repurchase agreements or by purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public or to financial institutions, or through the lending of the Fund's portfolio securities.

*(7) Buy or sell oil, gas or other mineral leases, rights or royalty contracts, real estate or commodities or commodity contracts, except that the Fund may buy and sell futures contracts and related options. (This restriction does not prevent the Fund from purchasing securities of companies investing in the foregoing).

*(8) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

(9) Except to the extent permitted by rule or order of the SEC, participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with any investment adviser or subadviser of the Fund or accounts under any such investment adviser's or subadviser's management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction).

(10) Write, purchase or sell options, except that the Fund may (a) write, purchase and sell put and call options on securities, securities indexes, currencies, futures contracts, swap contracts and other similar instruments and (b) enter into currency forward contracts.

+(11) Invest more than 15% of its net assets (taken at current value) in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by Loomis Sayles Funds' trustees).

*(12) Issue senior securities. (For the purpose of this restriction none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restrictions (2) or (5) above; any borrowing permitted by restriction (4) above; any collateral arrangements with respect to forward contracts, options, futures contracts, swap contracts or other similar contracts and options on futures contracts, swap contracts or other similar contracts and with respect to initial and variation margin; the purchase or sale of options, forward contracts, futures contracts, swap contracts or other similar contracts or options on futures contracts, swap contracts or other similar contracts; and the issuance of shares of beneficial interest permitted from time to time by the provisions of Loomis Sayles Funds' Agreement and Declaration of Trust and by the 1940 Act, the rules thereunder, or any exemption therefrom.)

              The staff of the SEC is currently of the view that repurchase agreements maturing in more than seven days are illiquid and thus subject to restriction (11) above.

                           FUND CHARGES AND EXPENSES


ADVISORY FEES

         Pursuant to separate advisory agreements, each dated September 1, 2003, Loomis, Sayles & Company, L.P. ("Loomis Sayles") has agreed, subject to the supervision of the Board of Trustees of the relevant Trust, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, each Fund has agreed to pay Loomis Sayles an advisory fee at the annual rate set forth in the following table, reduced by the amount of any fees paid to CDC IXIS Asset Management Advisers, L.P. (CDC IXIS Advisers") under any Advisory Administration Agreement.

                                       Advisory fee payable by Fund to Loomis Sayles
Fund                                   (as a % of average daily net assets of the Fund)
------------------------------------   ---------------------------------------------------
Core Plus Bond Fund                    0.250%         of the first $100 million
                                       0.1875%        of amounts in excess of $100 million

Government Securities Fund             0.2750%        of the first $200 million
                                       0.2625%        of the next $300 million
                                       0.2500%        of amounts in excess of $500 million

High Income Fund                       0.700%         of the first $200 million
                                       0.650%         of amounts in excess of $200 million

Limited Term U.S. Government Fund      0.570%         of the first $200 million
                                       0.545%         of the next $300 million
                                       0.520%         of amounts in excess of $500 million

Strategic Income Fund                  0.650%         of the first $200 million
                                       0.600%         of amounts in excess of $200 million

ADVISORY ADMINISTRATION AGREEMENT

         Pursuant to separate advisory administration agreements dated September 1, 2003, the Core Plus Bond Fund and the Government Securities Fund have retained CDC IXIS Advisers to provide certain administrative and oversight services to these Funds. For the services described in the advisory administration agreements, CDC IXIS Advisers receives fees at the annual rates set forth in the following table:

                                       Subadvisory fee payable to subadviser
Fund                                   (as a % of average daily net assets of the Fund)
-----------------------------------    ---------------------------------------------------
Core Plus Bond Fund                    0.2500%        of the first $100 million
                                       0.1875%        of amounts in excess of $100 million

Government Securities Fund             0.2750%        of the first $200 million
                                       0.2625%        of the next $300 million
                                       0.2500%        of amounts in excess of $500 million

         For the last three fiscal years, the following table shows the total advisory fees (including subadvisory fees) paid by the Funds and of these amounts, the total paid to CDC IXIS Advisers, the Funds' former adviser, and the total paid to any subadvisers of the Funds:+

Core Plus Bond Fund

                                     2000                2001               2002
                                     ----                ----               ----

Total Advisory Fee                    $1,240,185     $1,323,375    $1,317,903
CDC IXIS Advisers
         Total Paid                   $  620,092     $  661,687    $  658,951
Loomis Sayles*
         Total Paid                           --     $  340,262    $  658,952
Back Bay Advisors*
         Total Paid                   $  620,093     $  321,426            --

Government Securities Fund

                                          2000           2001        2001
                                          ----           ----        ----
Total Advisory Fee**                  $  564,715     $  553,031    $  502,700
CDC IXIS Advisers
         Total Paid                   $  282,357     $  274,516    $  251,350
Loomis Sayles***
         Total Paid                           --     $  135,584    $  251,350
Back Bay Advisors***
         Total Paid                   $  282,358     $  142,931            --

High Income Fund

                                          2000           2001          2002
                                          ----           ----          ----
Total Advisory Fee                    $  905,934     $  639,246    $  407,408
CDC IXIS Advisers
         Total Paid                   $  452,967     $  319,623    $  203,704
Loomis Sayles
         Total Paid                   $  452,967     $  319,623    $  203,704

Limited Term U.S. Government Fund

                                          2000           2001          2002
                                          ----           ----          ----
Total Advisory Fee**                  $  984,627     $  872,975    $  774,861
CDC IXIS Advisers
         Total Paid                   $  492,314     $  436,488    $  387,430
Loomis Sayles***
         Total Paid                           --     $  208,832    $  387,431
Back Bay Advisors***
         Total Paid                   $  492,313     $  227,655            --

Strategic Income Fund

                                          2000           2001          2001
                                          ----           ----          ----
Total Advisory Fee                    $1,821,471     $1,621,731    $1,404,810
CDC IXIS Advisers
         Total Paid                   $  860,735     $  760,865    $  652,405
Loomis Sayles
         Total Paid                   $  960,736     $  860,866    $  752,405

         * Prior to June 18, 2002, Back Bay Advisors, L.P. ("Back Bay Advisors") served as subadviser to the Fund, pursuant to a subadvisory agreement between CDC IXIS Advisers and Back Bay Advisors providing for the same subadvisory fees as are currently payable by the Fund to Loomis Sayles.

         ** Prior to October 1, 2001, CDC IXIS Advisers served as adviser to the Fund pursuant to an advisory agreement providing for an advisory fee at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million of the Fund's average daily net assets and 0.60% of such assets in excess of $500 million.

         *** Prior to June 1, 2001, Back Bay Advisors served as subadviser to the Fund pursuant to a subadvisory agreement between CDC IXIS Advisers and Back Bay Advisors providing for a subadvisory fee at the annual rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million of the Fund's average daily net assets and 0.300% of such assets in excess of $500 million. For the period June 1, 2001 to September 30, 2001 Loomis Sayles served as subadviser to the Fund under an interim subadvisory agreement providing for the same fee payable to Back Bay Advisors.

+ On September 12, 2003, the Predecessor Funds reorganized into the Successor Funds and, as a result, each Successor Fund assumed the financial and accounting information of its respective Predecessor Fund. The table therefore includes fees under previous investment advisory and subadvisory arrangements applicable to the Predecessor Funds. The advisory fees reported for fiscal year 2002 reflect these arrangements. In addition, effective September 1, 2003, the investment advisory agreements among the Core Plus Bond Fund and Government Securities Fund, on the one hand, and CDC IXIS Advisers, on the other hand, were amended to replace CDC IXIS Advisers with Loomis Sayles as investment adviser to the Funds. Prior to September 1, 2003, Loomis Sayles managed the assets of these Funds as subadviser under separate investment subadvisory agreements that terminated on September 1, 2003. CDC IXIS Advisers continues to provide certain administrative and oversight services to the Core Plus Bond Fund and Government Securities Fund.

BROKERAGE COMMISSIONS

         None of the Funds or their Predecessor Funds paid any brokerage commissions in 2000, 2001 or 2002.+ For a description of how transactions in portfolio securities are effected and how the Funds' subadvisers select brokers, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

+ On September 12 ,2003, the Predecessor Funds reorganized into the Successor Funds and, as a result, the Successor Fund assumed the financial and accounting information of the Predecessor Fund. The table therefore includes amounts incurred by the Predecessor Fund through the fiscal year ended December 31, 2002.

Regular Broker-Dealers

         The table below contains the aggregate value of securities of each Fund's regular broker-dealers* (or the parent of the regular broker-dealers) held by each Fund, if any, as of the fiscal year ending December 31, 2002.

                                                                            Aggregate Value of
                                                                            ------------------
                                                                            Securities of each Regular
                                                                            --------------------------
                                                                            Broker or Dealer (or its
                                                                            ------------------------
Fund                                  Regular Broker-Dealer                 parent) held by Fund
----                                  ---------------------                 --------------------
Core Plus Bond                        Chase Securities, Inc.                      $3,012,637
                                      State Street Bank & Trust Company           $2,450,239
                                      Goldman Sachs & Co.                         $  930,118
Government Securities                 Goldman Sachs & Co.                         $  796,509
High Income                           Goldman Sachs & Co.                         $  223,928
Limited Term U.S. Government          Goldman Sachs & Co.                         $  212,693

* "Regular Broker-Dealers" are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company's portfolio transactions during the company's most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company's most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company's most recent fiscal year.

SALES CHARGES AND 12B-1 FEES

         As explained in Part II of this Statement, the Class A, Class B and (except in the case of the Government Securities Fund, which does not offer Class C shares), Class C shares of each Fund pay the

Distributor a fee pursuant to a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Funds (including the Predecessor Funds) during the fiscal years ended December 31, 2000, 2001 and 2002:

Fund                                                         2000            2001            2002
----                                                         ----            ----            ----
Core Plus Bond Fund                  (Class A)         $  453,608      $  440,761      $  397,181
                                     (Class B)         $  916,336      $1,152,707      $1,314,367
                                     (Class C)         $  135,121      $  122,914      $  103,081

Government Securities Fund           (Class A)         $  187,097      $  178,196      $  177,887
                                     (Class B)         $   88,844      $  119,911      $  142,039

Fund                                                         2000            2001            2002
----                                                         ----            ----            ----
High Income Fund                     (Class A)         $  153,426      $  106,262      $   67,018
                                     (Class B)         $  607,186      $  439,819      $  282,083
                                     (Class C)         $   73,309      $   48,339      $   31,502

Limited Term U.S. Government Fund    (Class A)         $  450,933      $  404,102      $  373,753
                                     (Class B)         $  121,510      $  127,255      $  144,101
                                     (Class C)         $   71,993      $   70,969      $   68,615

Strategic Income Fund                (Class A)         $  307,109      $  266,260      $  226,621
                                     (Class B)         $1,246,660      $1,125,961      $  984,230
                                     (Class C)         $  392,600      $  341,235      $  277,462

During the fiscal year ended December 31, 2002, the Distributor's expenses relating to each Fund or its Predecessor Fund's 12b-1 plans were as follows (Class B compensation to investment dealers exclude advanced commissions sold to a third party):

Core Plus Bond Fund
(Class A shares)
Compensation to Investment Dealers                                        $  413,533
Compensation to Distributor's Sales Personnel and Other Related Costs     $  697,085
                                                 TOTAL                    $1,110,617

(Class B shares)
Compensation to Investment Dealers                                        $1,590,770
Compensation to Distributor's Sales Personnel and Other Related Costs     $1,847,686
                                                 TOTAL                    $3,438,456

(Class C shares)
Compensation to Investment Dealers                                        $   95,755
Compensation to Distributor's Sales Personnel and Other Related Costs     $   45,351
                                                 TOTAL                    $  141,105

Government Securities Fund
(Class A shares)
Compensation to Investment Dealers                                        $  177,866
Compensation to Distributor's Sales Personnel and Other Related Costs     $  178,901
                                                 TOTAL                    $  356,768

(Class B shares)
Compensation to Investment Dealers                                        $  137,558
Compensation to Distributor's Sales Personnel and Other Related Costs     $   55,452
                                                 TOTAL                    $  193,009

High Income Fund
(Class A shares)
Compensation to Investment Dealers                                        $   66,657
Compensation to Distributor's Sales Personnel and Other Related Costs     $  143,431
                                                 TOTAL                    $  210,088

(Class B shares)
Compensation to Investment Dealers                                        $  276,276
Compensation to Distributor's Sales Personnel and Other Related Costs     $   29,360
                                                 TOTAL                    $  305,636

(Class C shares)
Compensation to Investment Dealers                                        $   27,623
Compensation to Distributor's Sales Personnel and Other Related Costs     $    6,410
                                                 TOTAL                    $   34,034

Limited Term U.S. Government Fund
(Class A shares)
Compensation to Investment Dealers                                        $  266,769
Compensation to Distributor's Sales Personnel and Other Related Costs     $  359,402
                                                 TOTAL                    $  626,170

(Class B shares)
Compensation to Investment Dealers                                        $  138,580
Compensation to Distributor's Sales Personnel and Other Related Costs     $   69,311
                                                 TOTAL                    $  207,891

(Class C shares)
Compensation to Investment Dealers                                        $  107,568
Compensation to Distributor's Sales Personnel and Other Related Costs     $  215,175
                                                 TOTAL                    $  322,743

Strategic Income Fund
(Class A shares)
Compensation to Investment Dealers                                        $  226,435
Compensation to Distributor's Sales Personnel and Other Related Costs     $  214,412
                                                 TOTAL                    $  440,847

(Class B shares)
Compensation to Investment Dealers                                        $  966,975
Compensation to Distributor's Sales Personnel and Other Related Costs     $  161,140
                                                 TOTAL                    $1,128,114

(Class C shares)
Compensation to Investment Dealers                                        $  265,038
Compensation to Distributor's Sales Personnel and Other Related Costs     $   89,711
                                                 TOTAL                    $  354,749

                            OWNERSHIP OF FUND SHARES

       As of August 18, 2003, to the Trusts' knowledge, the following persons owned of record or beneficially 5% or more of the indicated classes of the Funds or Predecessor Funds, as the case may be, set forth below.

Fund                            Shareholder and Address                           Ownership Percentage
Core Plus Bond Fund**

     Class A                    MLPF&S for the Sole Benefit of Its Customers*             6.33%
                                Attn Fund Administration ML#98484
                                4800 Deer Lake Dr East 2nd FL
                                Jacksonville, FL 32246-6484

     Class B                    MLPF&S for the Sole Benefit of Its Customers*            56.06%
                                Attn Fund Administration ML#97CJ10
                                4800 Deer Lake Dr East 2nd FL
                                Jacksonville, FL 32246-6484

     Class C                    MLPF&S for the Sole Benefit of Its Customers*            16.20%
                                Attn Fund Administration ML#97UD1
                                4800 Deer Lake Dr East 2nd FL
                                Jacksonville, FL 32246-6484

     Class Y                    MetLife Insurance Company*                               42.13%
                                Attn Adrienne Lavis
                                2 Montgomery Street 3rd FL
                                Jersey City, NJ 07302-3899

                                Charles Schwab & Co Inc*                                 18.03%
                                Special Custody Account for Bnft Cust
                                Attn Mutual Funds
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                Metropolitan Life Insurance Co*                          13.74%
                                C/O GADC_Gerald Hart-Agency
                                Operations NELICO
                                501 Boylston Street 10th FL
                                Boston, MA 02116-3769

                                MLPF&S for the Sole Benefit of Its Customers*            12.43%
                                Attn Fund Administration ML#97PN8
                                4800 Deer Lake Dr East 2nd FL
                                Jacksonville, FL 32246-6484

                                New England Life Insurance Co*                           12.15%
                                C/O Andrew Kaniuk
                                Met Life The Crestent Floor 6
                                501 Route 22
                                Bridgewater, NJ 08807-2441

Government Securities
Fund

     Class Y               New England Mutual Life Ins Co*                          99.78%
                           Separate Investment Accounting
                           Attn Larry Hoisington
                           501 Boylston Street - 6th FL
                           Boston, MA 02116-3769

High Income Fund

     Class A               New England Mutual Life Insurance Company*                5.59%
                           Separate Investment Accounting
                           Attn: Larry Hoisington
                           501 Boylston Street - 6th Floor
                           Boston, MA 02116-3769

     Class B               MLPF&S for the Sole Benefit of Its Customers*             8.77%
                           Attn Fund Administration ML#97CJ3
                           4800 Deer Lake Dr East 2nd FL
                           Jacksonville, FL 32246-6484

     Class C               MLPF&S for the Sole Benefit of Its Customers*            10.67%
                           Attn Fund Administration ML#97UA1
                           4800 Deer Lake Dr East 2nd FL
                           Jacksonville, FL 32246-6484

                           Samuel B. Foard, Jr. Trustee                              5.08%
                           Parker J. Beshore Trust
                           4425 Fawn Grove Rd
                           Street, MD 21154-1009

Limited Term U.S.
Government Fund

     Class A               Treasurer County of Lake*                                 5.04%
                           255 No. Forbes Street, Room 215
                           Lakeport, CA 95453

     Class B               MLPF&S for the Sole Benefit of Its Customers*            11.54%
                           Attn Fund Administration ML#97CH9
                           4800 Deer Lake Dr East 2nd FL
                           Jacksonville, FL 32246-6484

     Class C               The Bank of New York as Fund's Custodian for              6.74%
                           the City of Forsyth Georgia*
                           100 Ashford Center N Ste 520
                           Atlanta, GA 30338-4865

                           MLPF&S for the Sole Benefit of Its Customers*            13.51%
                           Attn Fund Administration ML#97UA3

                                4800 Dee Lake Dr East 2nd FL
                                Jacksonville, FL 32246-6484

     Class Y                    New England Mutual Life Ins Co*                          58.44%
                                Separate Investment Accounting
                                Attn Larry Hoisington
                                501 Boylston Street - 6th FL
                                Boston, MA 02116-3769

                                Charles Schwab & Co Inc.                                 33.57%
                                Special Custody Account for Bnft Cust*
                                Attn Mutual Funds
                                101 Montgomery Street
                                San Francisco, CA 94104-4122

                                The New England Life Insurance Company                    7.86%
                                C/O Andrew Kaniuk
                                Met Life the Cresent, Floor 6
                                501 Route 22
                                Bridgewater, NJ 08807-2441

Strategic Income Fund

     Class B                    MLPF&S for the Sole Benefit of Its Customers*             7.03%
                                Attn Fund Administration ML#97GM8
                                4800 Deer Lake Dr East 2nd FL
                                Jacksonville, FL 32246-6484

     Class C                    MLPF&S for the Sole Benefit of Its Customers*            20.07%
                                Attn Fund Administration ML#97UB1
                                4800 Deer Lake Dr East 2nd FL
                                Jacksonville, FL 32246-6484

     Class Y                    Metlife Insurance Company*                               92.55%
                                Attn Adrienne Lavis
                                Mellon Bank
                                Attn: Queen Roberts
                                1 Mellon Bank Center
                                Pittsburgh, PA 15259-0001

                                MLPF&S for the Sole Benefit of Its Customers*             7.45%
                                Attn Fund Administration ML#97UR8
                                4800 Deer Lake Dr E FL 2
                                Jacksonville, FL 32246-6484

*Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

**As of April 18, 2003, Merrill Lynch Pierce Fenner &Smith Inc. ("MFPF&S") for the Sole Benefit of its Customers, Attn Fund Administration ML#98484, 4800 Deer Lake Drive East 2nd FL, Jacksonville, FL 32246-6484 owned 31.62% of the Core Plus Bond Fund and therefore may be presumed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. However, such ownership may be beneficially held by individuals or entities other than MLPF&S. MLPF&S is organized under the laws of Delaware. The parent of MLPF&S is Merrill Lynch & Co., Inc.

                      INVESTMENT PERFORMANCE OF THE FUNDS

         PERFORMANCE RESULTS - PERCENT CHANGE AND COMPARATIVE AVERAGES
                        For the Periods Ended 12/31/02*

CORE PLUS BOND FUND
Class A shares

                             Aggregate Total Return                  Average Annual Total Return
As a % of                          5 Years       10 Years        1 Year       5 Years       10 Years
                                   -------       --------        ------       -------       --------
Net Asset Value                     27.49%        91.71%         2.84%         4.98%          6.72%
Maximum Sales Charge                21.79%        83.09%        -1.82%         4.02%          6.23%

                             Average Annual Total Return - After        Average Annual Total Return - After Taxes
                                    Taxes on Distributions              on Distributions and Sales of Fund Shares
As a % of                     1 Year       5 Years       10 Years          1 Year       5 Years       10 Years
                              ------       -------       --------          ------       -------       --------
Net Asset Value               0.68%         2.27%         3.79%            1.70%         2.63%          3.92%
Maximum Sales Charge         -3.88%         1.34%         3.31%           -1.16%         1.86%          3.51%

As a % of                     1 Year       5 Years       10 Years
                              ------       -------       --------
Morningstar Intermediate
Bond Fund Average++           7.88%         6.20%         6.69%
Lipper Intermediate
Investment Grade Debt
Average++                     8.14%         6.36%         7.97%

Class B shares

                                      Aggregate Total Return                     Average Annual Total Return
                                                            Since                                         Since
As a % of                                    5 Years      9/13/93**          1 Year       5 Years       9/13/93**
                                             -------      ---------          ------       -------       ---------
Net Asset Value                               22.88%        59.04%           2.12%         4.21%          5.12%
CDSC and Redemption
at End of Period                              21.06%        59.04%          -2.75%         3.90%          5.12%

                               Average Annual Total Return - After        Average Annual Total Return - After Taxes
                                      Taxes on Distributions              on Distributions and Sales of Fund Shares
                                                            Since                                         Since
As a % of                       1 Year       5 Years      9/13/93**          1 Year       5 Years       9/13/93**
                                ------       -------      ---------          ------       -------       ---------
Net Asset Value                 0.25%         1.82%         2.50%            1.26%         2.18%          2.76%
CDSC and Redemption
at End of Period               -4.62%         1.48%         2.50%           -1.72%         1.91%          2.76%

                                                           Since
                                1 Year       5 Years      9/13/93**
                                ------       -------      ---------
Morningstar Intermediate
Bond Fund Average++             7.88%         6.20%         6.09%
Lipper Intermediate
Investment Grade Debt
Average++                       8.14%         6.36%         6.11%

Class C shares

                                      Aggregate Total Return                     Average Annual Total Return
                                                            Since                                         Since
As a % of                                    5 Years      12/30/94**         1 Year       5 Years      12/30/94**
                                             -------      ----------         ------       -------      ----------
Net Asset Value                               22.86%        66.29%           2.12%         4.20%          6.56%
Maximum Sales Charge and
Redemption at End
of Period***                                  21.58%        64.63%           0.11%         3.99%          6.43%

                               Average Annual Total Return - After        Average Annual Total Return - After Taxes
                                      Taxes on Distributions              on Distributions and Sales of Fund Shares
                                                           Since
As a % of                       1 Year       5 Years      12/30/94**         1 Year       5 Years       10 Years
                                ------       -------      ----------         ------       -------       --------
Net Asset Value                 0.24%         1.82%         4.12%            1.26%         2.17%          4.09%
Maximum Sales Charge and
Redemption at End
of Period***                   -1.75%         1.61%         3.99%            0.03%         2.00%          3.98%

                                                            Since
                                1 Year       5 Years       12/31/94
                                ------       -------       --------
Morningstar Intermediate
Bond Fund Average+              7.88%         6.20%         7.53%
Lipper Intermediate
Investment Grade Debt
Average++                       8.14%         6.36%         7.53%

Class Y shares

                                      Aggregate Total Return                     Average Annual Total Return
                                                            Since                                         Since
As a % of                                    5 Years      12/30/94**         1 Year       5 Years      12/30/94**
                                             -------      ----------         ------       -------      ----------
Net Asset Value                               29.90%        82.66%           3.45%         5.37%          7.82%

                               Average Annual Total Return - After        Average Annual Total Return - After Taxes
As a % of                             Taxes on Distributions              on Distributions and Sales of Fund Shares
                                                            Since                                         Since
                                1 Year       5 Years      12/30/94**         1 Year       5 Years      12/30/94**
                                ------       -------      ----------         ------       -------      ----------
Net Asset Value                 1.08%         2.53%         4.88%            2.06%         2.87%          4.85%

                                                            Since
                                1 Year       5 Years       12/31/94
                                ------       -------       --------
Morningstar Intermediate
Bond Fund Average+              7.88%         6.20%         7.53%
Lipper Intermediate
Investment Grade Debt
Average++                       8.14%         6.36%         7.53%

GOVERNMENT SECURITIES FUND
Class A shares

                                      Aggregate Total Return                     Average Annual Total Return
As a % of                                    5 Years       10 Years          1 Year       5 Years       10 Years
                                             -------       --------          ------       -------       --------
Net Asset Value                               36.98%        88.40%           13.35%        6.50%          6.54%
Maximum Sales Charge                          30.87%        79.96%            8.22%        5.53%          6.05%

                               Average Annual Total Return - After           Average Annual Total Return - After
                                      Taxes on Distributions              Taxes on Distributions and Sales of Fund
                                                                                           Shares
As a % of                       1 Year       5 Years       10 Years          1 Year       5 Years       10 Years
                                ------       -------       --------          ------       -------       --------
Net Asset Value                 11.42%        4.28%         4.05%            8.12%         4.07%          3.96%
Maximum Sales Charge            6.38%         3.33%         3.58%            4.98%         3.28%          3.55%

                                1 Year       5 Years       10 Years
                                ------       -------       --------
Morningstar Long
Government
Fund Average++                  13.15%        6.92%         7.72%

                                     xviii

Lipper General Government
Funds Average++                 9.88%         6.55%         6.54%

Class B shares

                                      Aggregate Total Return                     Average Annual Total Return
                                                            Since                                         Since
As a % of                                    5 Years      9/23/93**          1 Year       5 Years       9/23/93**
                                             -------      ---------          ------       -------       ---------
Net Asset Value                               31.98%        59.94%           12.62%        5.71%          5.20%
CDSC and Redemption at End
of Period                                     29.98%        59.94%            7.62%        5.38%          5.20%

                               Average Annual Total Return - After        Average Annual Total Return - After Taxes
                                      Taxes on Distributions              on Distributions and Sales of Fund Shares
                                                            Since                                         Since
As a % of                       1 Year       5 Years      9/23/93**          1 Year       5 Years       9/23/93**
                                ------       -------      ---------          ------       -------       ---------
Net Asset Value                 11.01%        3.81%         3.07%            7.69%         3.60%          3.05%
CDSC and Redemption at End
of Period                        6.01%        3.46%         3.07%            4.62%         3.32%          3.05%

                                                            Since
                                1 Year       5 Years       9/30/93
                                ------       -------       -------
Morningstar Long Government
Fund Average++                  13.15%        6.92%         6.58%
Lipper General Government
Funds Average++                  9.88%        6.55%         5.95%

Class Y shares

                                      Aggregate Total Return                     Average Annual Total Return
                                                            Since                                         Since
As a % of                                    5 Years      3/31/94**          1 Year       5 Years       3/31/94**
                                             -------      ---------          ------       -------       ---------
Net Asset Value                               39.23%        83.45%           13.70%        6.84%          7.18%

                               Average Annual Total Return - After        Average Annual Total Return - After Taxes
                                      Taxes on Distributions              on Distributions and Sales of Fund Shares
                                                            Since                                         Since
As a % of                       1 Year       5 Years      3/31/94**          1 Year       5 Years       3/31/94**
                                ------       -------      ---------          ------       -------       ---------
Net Asset Value                 11.64%        4.50%         4.66%            8.33%         4.28%          4.47%

                                                           Since
                                1 Year       5 Years       3/31/94
                                ------       -------       -------
Morningstar Long Government
Fund Average++                  13.15%        6.92%         7.57%
Lipper General Government
Funds Average++                 9.88%         6.55%         6.75%

         PERFORMANCE RESULTS - PERCENT CHANGE AND COMPARATIVE AVERAGES
                         For the Periods Ended 6/30/03*

HIGH INCOME FUND
Class A shares


                                   Average Annual Total Return+
As a % of                       1 Year       5 Years       10 Years
----------------------------    ------       -------       --------
Net Asset Value                 17.09%        -4.58%         2.09%
Maximum Sales Charge            11.87%        -5.45%         1.62%


                                1 Year       5 Years       10 Years
                                ------       -------       --------
Morningstar High Yield Bond     16.92%        0.72%         4.89%
Fund Average++
Lipper High Current Yield       17.41%        0.66%         4.87%
Funds Average++

Class B shares

                                      Average Annual Total Return+
                                ------------------------------------------
                                                                Since
As a % of                          1 Year       5 Years       9/20/93**
----------------------------       ------       -------       ---------
Net Asset Value                    16.23%        -5.24%         1.36%
CDSC and Redemption at End         11.23%        -5.47%         1.36%
of Period



                                                            Since
                                1 Year       5 Years       9/30/93
                                ------       -------       -------
Morningstar High Yield          16.92%        0.72%         4.68%
Bond Fund Average++
Lipper High Current Yield       17.41%        0.66%         4.61%
Funds Average++

Class C shares

                                       Average Annual Total Return+
                                ------------------------------------------
                                                            Since
As a % of                       1 Year       5 Years       3/2/98**
----------------------------    ------       -------       --------
Net Asset Value                 16.98%        -5.24%        -4.71%
Maximum Sales Charge and        14.41%        -5.43%        -4.89%
Redemption at End
of Period***



                                                            Since
                                1 Year       5 Years       3/31/98
                                ------       -------       -------
Morningstar High Yield          16.92%        0.72%         0.60%

Bond Fund Average++
Lipper High Current Yield       17.41%        0.66%         0.61%
Funds Average++

LIMITED TERM U.S. GOVERNMENT FUND
Class A shares

                                    Average Annual Total Return+
                                ----------------------------------
As a % of                       1 Year       5 Years      10 Years
-------------------------       ------       -------      --------
Net Asset Value                 5.81%         5.47%        5.19%
Maximum Sales Charge            2.60%         4.83%        4.87%

                                1 Year       5 Years      10 Years
                                ------       -------      --------
Morningstar Short               5.21%         6.93%        5.45%
                                -----         -----        -----
Government Fund
Average++
Lipper Short Intermediate       6.45%         6.10%        5.78%
                                -----         -----        -----
U.S. Government Funds
Average++

Class B shares

                                   Average Annual Total Return+
                                ----------------------------------
                                                           Since
As a % of                       1 Year       5 Years     9/27/93**
-------------------------       ------       -------     ---------
Net Asset Value                 5.05%         4.80%        4.38%
CDSC and Redemption at
End of Period                   0.05%         4.46%        4.38%
                                -----

                                                           Since
                                1 Year       5 Years      9/30/93
                                ------       -------      -------
Morningstar Short               5.21%         6.93%        5.40%
                                -----         -----        -----
Government Fund
Average++
Lipper Short Intermediate       6.45%         6.10%        5.70%
                                -----         -----        -----
U.S. Government Funds
Average++

Class C shares

                                     Average Annual Total Return+
                                ------------------------------------
                                                            Since
As a % of                       1 Year       5 years      12/30/94**
-------------------------       ------       -------      ----------
Net Asset Value                 5.12%         4.79%        5.40%
Maximum Sales Charge and        3.05%         4.58%        5.27%
Redemption at End
of Period***

                                                             Since
                                1 Year       5 years       12/31/94
                                ------       -------       --------
Morningstar Short               5.21%         6.93%         6.31%
                                -----         -----         -----
Government Fund
Average++
Lipper Short Intermediate       6.45%         6.10%         6.71%
                                -----         -----         -----
U.S. Government Funds
Average++


Class Y shares


                                   Average Annual Total Return+
                             ------------------------------------------
                                                             Since
As a % of                       1 Year       5 years       3/31/94**
-------------------------       ------       -------       ---------
Net Asset Value                 6.17%         5.93%          6.02%



                                                            Since
                                1 Year       5 years       3/31/94
                                ------       -------       -------
Morningstar Short               5.21%         6.93%         5.80%
                                -----         -----         -----
Government Fund Average+
Lipper Short Intermediate       6.45%         6.10%         6.12%
                                -----         -----         -----
U.S. Government Funds
Average++


STRATEGIC INCOME FUND
Class A shares


                                    Average Annual Total Return
                             ------------------------------------------
                                                             Since
As a % of                       1 Year       5 Years       5/1/95**
-------------------------       ------       -------       --------
Net Asset Value                 29.90%        8.42%          9.63%
Maximum Sales Charge            24.05%        7.44%          9.02%



                                                            Since
                                1 Year       5 Years       5/31/95
                                ------       -------       -------
Morningstar Multi-Sector        15.74%        4.75%         9.59%
                                ------        -----         -----
Bond Fund Average++
Lipper Multi-Sector             16.63%        4.68%         6.59%
                                ------        -----         -----

Income Funds Average++

Class B shares


                                    Average Annual Total Return
                             ------------------------------------------
                                                             Since
As a % of                       1 Year       5 Years       5/1/95**
-------------------------       ------       -------       --------
Net Asset Value                 29.06%        7.64%          8.81%
CDSC and Redemption at End      24.06%        7.36%          8.81%
of Period



                                                            Since
                                1 Year       5 Years       5/31/95
                                ------       -------       -------
Morningstar Multi-Sector        15.74%        4.75%         9.59%
                                ------        -----         -----
Bond Fund Average+
Lipper Multi-Sector Income
Funds Average+                  16.63%        4.68%         6.59%
                                ------        -----         -----



Class C shares


                                    Average Annual Total Return
                             ------------------------------------------
                                                             Since
As a % of                       1 Year       5 Years       5/1/95**
-------------------------       ------       -------       --------
Net Asset Value                 28.97%        7.64%          8.78%
Maximum Sales Charge and        26.72%        7.43%          8.64%
Redemption at End
of Period***



                                                            Since
                                1 Year       5 Years       5/31/95
                                ------       -------       -------
Morningstar Multi-Sector        15.74%        4.75%         9.59%
                                ------        -----         -----
Bond Fund Average+
Lipper Multi-Sector
Income Funds Average+           16.63%        4.68%         6.59%
                                ------        -----         -----


Class Y shares


                                    Average Annual Total Return
                             ------------------------------------------
                                                             Since
As a % of                       1 Year                     12/1/99**
-------------------------       ------                     ---------
Net Asset Value                 30.29%                      10.88%


                                      xxiii

                                                            Since
                                1 Year                     12/31/99
                                ------                     --------
Morningstar Multi-Sector        15.74%                      6.31%
                                ------                      -----
Bond Fund Average++
Lipper Multi-Sector
Income Funds Average++          16.63%                      6.28%
                                ------                      -----

* Federal regulations require this example to be calculated using a $1,000 investment. However, the normal minimum initial investment in shares of the Funds is $2,500.

** Commencement of Fund operations or offering of the indicated class of shares.

*** Class C share performance assumes a 1.00% front-end sales charge and, for the 1 year period, a 1.00% CDSC when you sell shares within one year of purchase. Class C shares for accounts established on or after December 1, 2000 are subject to the 1.00% front-end load. Class C shares for accounts established before December 1, 2000 are not subject to the 1.00% front-end load.

+ The returns shown reflect the results of the Predecessor Funds through December 31, 2002. The Predecessor Funds' assets and liabilities were reorganized into the respective Funds on September 12, 2003.

++ An average of the total returns of mutual funds with a current investment style similar to the Fund as calculated by Morningstar, Inc. or Lipper, Inc. The returns of the average are adjusted for ongoing management and distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges. The returns of the averages do not reflect the effect of taxes.

                                          YIELD FOR THE 30-DAY PERIOD
                                                ENDED 12/31/02*

           Fund                                  Class A         Class B         Class C         Class Y
----------------------------------               -------         -------         -------         -------
Core Plus Bond Fund                               4.84%           4.32%           4.28%           5.65%
Government Securities Fund                        3.52%           2.98%             --            3.45%

                                          YIELD FOR THE 30-DAY PERIOD
                                                ENDED 6/30/03*

           Fund                                  Class A         Class B         Class C         Class Y
----------------------------------               -------         -------         -------         -------
High Income Fund                                  6.65%           6.20%           6.14%              --
Limited Term U.S. Government Fund                 1.99%           1.42%           1.41%           2.59%
Strategic Income Fund                             5.55%           5.04%           4.98%           6.17%

* Yields for the Classes A and C shares of the Funds are based on the public offering price of Classes A and C shares of the Funds and yields for the Classes B and Y shares are based on the net asset value of a share of the Funds.

     Distribution Rate. The Core Plus Bond, Government Securities, High Income, Limited Term U.S. Government and Strategic Income Funds may include in their written sales material distribution rates based on the Funds' distributions from net investment income and short-term capital gains, if any, for a recent 30-day, three-month or one-year period.

     Distributions of less than one year are annualized by multiplying by the factor necessary to produce twelve months of distributions. The distribution rates are determined by dividing the amount of the particular Fund's distributions per share over the relevant period by either the maximum offering price or the net asset value of a share of the Fund on the last day of the period.

                               DISTRIBUTION RATES
                           FOR PERIODS ENDING 12/31/02

                           As a % of                                1 month
    -----------------------------------------------                 -------
    Core Plus Bond Fund
    (Class A shares)
    Net Asset Value ...............................                   4.57%
    Maximum Offering Price ........................                   4.36%

    (Class B shares)
    Net Asset Value ...............................                   3.90%

    (Class C shares)
    Net Asset Value ...............................                   3.90%
    Maximum Offering Price ........................                   3.86%

    (Class Y shares)
    Net Asset Value ...............................                   5.09%

    Government Securities Fund
    (Class A shares)
    Net Asset Value ...............................                   4.67%
    Maximum Offering Price ........................                   4.46%

    (Class B shares)
    Net Asset Value ...............................                   3.93%

    (Class Y shares)
    Net Asset Value ...............................                   4.35%

    High Income Fund*
    (Class A shares)
    Net Asset Value ...............................                   8.19%
    Maximum Offering Price ........................                   7.83%

    (Class B shares)
    Net Asset Value ...............................                   7.75%

    (Class C shares)
    Net Asset Value ...............................                   7.54%
    Maximum Offering Price ........................                   7.47%

    Limited Term U.S. Government Fund*
    (Class A shares)
    Net Asset Value ...............................                   4.52%
    Maximum Offering Price ........................                   4.39%

    (Class B shares)
    Net Asset Value ...............................                   3.87%

    (Class C shares)
    Net Asset Value ...............................                   3.87%
    Maximum Offering Price ........................                   3.84%

    (Class Y shares)

    Net Asset Value ...............................                   4.65%

    Strategic Income Fund*
    (Class A shares)
    Net Asset Value ...............................                   5.50%
    Maximum Offering Price ........................                   5.25%

    (Class B shares)
    Net Asset Value ...............................                   4.94%

    (Class C shares)
    Net Asset Value ...............................                   4.94%
    Maximum Offering Price ........................                   4.89%

    (Class Y shares)
    Net Asset Value ...............................                   5.81%

     The foregoing data represent past performance only, and are not a representation as to the future results of any Fund. The investment return and principal value of an investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

     *The rates shown reflect applicable rates for the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on September 12, 2003.

                                      xxvii

[CDC NVESTFUNDS(SM) logo]
CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------

Statement of Additional Information - PART I
May 1, 2003, as revised September 15, 2003 for:

Loomis Sayles Massachusetts Tax Free Income Fund

Statement of Additional Information - PART I
September 15, 2003 for:

Loomis Sayles Municipal Income Fund

       This Statement of Additional Information (the "Statement") contains information which may be useful to investors but which is not included in the Prospectus of the funds listed above (the "Funds" and each a "Fund"). This Statement is not a prospectus and is authorized for distribution only when accompanied or preceded by (1) with respect to the Loomis Sayles Massachusetts Tax Free Income Fund, the Prospectus of the Funds dated May 1, 2003, as from time to time revised or supplemented, and (2) with respect to the Loomis Sayles Municipal Income Fund, by the Prospectus of the Fund dated September 15, 2003, as from time to time revised or supplemented (each a "Prospectus" and, together, the "Prospectuses"). The Statement should be read together with the Prospectus. Investors may obtain the Prospectus without charge from CDC IXIS Asset Management Distributors, L.P. (the "Distributor"), Prospectus Fulfillment Desk, 399 Boylston Street, Boston, MA 02116, by calling CDC Nvest Funds at 800-225-5478 or by placing an order online at www.cdcnvestfunds.com.

       Part I of this Statement contains specific information about the Funds listed above. Part II includes information about the Funds and other CDC Nvest Funds.


       The Loomis Sayles Massachusetts Tax Free Income Fund (formerly the CDC Nvest Massachusetts Tax Free Income Fund) is a diversified fund and a series of CDC Nvest Funds Trust II, a registered open-end management investment company that offers shares of a total of 2 separate series. Prior to September 15, 2003, the Loomis Sayles Municipal Income Fund was a series (the "Predecessor Fund") of CDC Nvest Funds Trust II. Effective September 12, 2003, the Predecessor Fund was reorganized as a series of the Loomis Sayles Funds II, a registered open-end management investment company that offers shares of a total of 14 series, and was renamed the "Loomis Sayles Municipal Income Fund" (the "Successor Fund"). CDC Nvest Funds Trust I, CDC Nvest Funds Trust II and Loomis Sayles Funds II are collectively referred to in this Statement as the "Trusts" and are each referred to as a "Trust."

[TO BE FILED BY SUBSEQUENT POST-EFFECTIVE AMENDMENT]

                                Table of Contents

                                                                           Page
                                                                           ----
                                          Part I

   Investment Restrictions                                                   ii
   Fund Charges and Expenses                                                  v
   Ownership of Fund Shares                                                viii
   Investment Performance of the Fund                                      viii

                                          Part II

   Miscellaneous Investment Practices                                         3
   Management of the Trusts                                                  29
   Portfolio Transactions and Brokerage                                      63
   Description of the Trusts and Ownership of Shares                         71
   Portfolio Turnover                                                        75
   How to Buy Shares                                                         75
   Net Asset Value and Public Offering Price                                 76
   Reduced Sales Charges                                                     77
   Shareholder Services                                                      79
   Redemptions                                                               86
   Standard Performance Measures                                             89
   Income Dividends, Capital Gain Distributions and Tax Status               90
   Financial Statements                                                     100
   Appendix A - Description of Bond Ratings                                 100
   Appendix B - Media That May Contain Fund Information                     105
   Appendix C - Advertising and Promotional Literature                      106


                             INVESTMENT RESTRICTIONS

       The following is a description of restrictions on the investments to be made by the Funds. The restrictions marked with an asterisk (*) may not be changed without the vote of a majority of the outstanding voting securities of the relevant Fund (as defined in the Investment Company Act of 1940, as amended, the "1940 Act"). The other restrictions set forth below are not fundamental policies and may be changed by the Trusts' Board of Trustees. Except in the case of restrictions marked with a dagger (+) below, the percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Loomis Sayles Massachusetts Tax Free Income Fund
Loomis Sayles Massachusetts Tax Free Income Fund (the "Massachusetts Fund") will not:

*(1) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

*(2) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

 *(3) Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

 *(4) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

 *(5) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into foreign exchange contracts and swap agreements and other financial transactions not requiring the delivery of physical commodities.

 *(6) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

  (7) Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets.

 *(8) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

 *(9) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

 (10) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

*(11) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in investments the income of which is exempt from federal and Massachusetts state income tax.

 (12) Invest less than 90% of its net assets in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax) and Massachusetts personal income tax.

 (13) Invest more than 20% of its assets in securities on which the interest is subject to the alternative minimum tax for individuals.

         In restriction (11), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

          The Fund will not purchase an investment if, immediately after and as a result of such purchase, less than 85% of the Fund's assets would consist of securities rated AAA, AA, A or BBB by Standard &

Poor's or Fitch, or Aaa, Aa, A, or Baa by Moody's or are non-rated but are considered to be of comparable quality by the Fund's subadviser.

Loomis Sayles Municipal Income Fund
Loomis Sayles Municipal Income Fund (the "Municipal Income Fund") will not:

 *(1) With respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided, however, this limitation does not apply to government securities as defined in the 1940 Act.

 *(2) Purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

  (3) Invest more than 25% of its total assets (taken at current value) in private activity bonds that are based, directly or indirectly, on the credit of private entities in any one industry or in securities of private issuers in any one industry. (In the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

 *(4) Make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

 *(5) Borrow money except for temporary or emergency purposes; provided, however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding 33 1/3% of its total assets taken at cost.

 *(6) Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided, however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

 *(7) Purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities.

 *(8) Purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

 *(9) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

 (10) Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with regard to futures contracts.

*(11) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

+(12) Invest more than 15% of the Fund's total net assets in illiquid securities (excluding Rule 144A securities and certain Section 4(2) commercial paper deemed to be liquid under guidelines established by the Trust's trustees).

*(13) Invest less than 80% of the Fund's net assets (plus borrowings made for investment purposes) in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax).

 (14) Invest more than 20% of the Fund's net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals.

         The Fund may invest more than 25% of its assets in private activity bonds, subject to limitation (3) above.

          In restriction (13), the 80% policy is applied at the time of investment. However, if the Fund no longer meets the 80% policy (due to changes in the value of its portfolio holdings or other circumstances beyond its control), it must make future investments in a manner that would bring the Fund into compliance with the 80% requirement, but would not be required to sell portfolio holdings that have increased in value.

                            FUND CHARGES AND EXPENSES

ADVISORY FEES

         Pursuant to separate advisory agreements, each dated September 1, 2003, Loomis Sayles & Company, L.P. ("Loomis Sayles") has agreed, subject to the supervision of the Board of Trustees of the Trusts, to manage the investment and reinvestment of the assets of each Fund and to provide a range of administrative services to each Fund. For the services described in the advisory agreements, each Fund has agreed to pay Loomis Sayles an advisory fee at the annual rate set forth in the following table, reduced by the amount of any fees paid to CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") under any Advisory Administration Agreement.

                                  Advisory Fee payable by Fund to Loomis Sayles Fund
                                  (as a % of average daily net assets of the Fund)
                                  -----------------------------------------------
Massachusetts Fund                0.300% of the first $100 million
                                  0.250% of amounts in excess of $100 million

Municipal Income Fund             0.500% of the first $100 million
                                  0.375% of amounts in excess of $100 million

ADVISORY ADMINISTRATION AGREEMENT

         Pursuant to a separate advisory administration agreement dated September 1, 2003, Massachusetts Fund has retained CDC IXIS Advisers to provide certain administrative and oversight services to these Funds. For the services described in the advisory administration agreements, CDC IXIS Advisers receives fees at the annual rates set forth in the following table:

                                Subadvisory fee payable to subadviser
Fund                            (as a % of average daily net assets of the Fund)
----                            -------------------------------------------
Massachusetts Fund              0.30% of the first $100 million
                                0.25% of amounts in excess of $100 million

         Loomis Sayles has given a binding undertaking to the Massachusetts
Fund to reduce its
fees and, if necessary, to bear certain expenses associated with operating the Fund in order to limit the Fund's total operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to an annual rate of 1.40% of the average daily net assets attributable to the Fund's Class A shares and 2.05% of such assets attributable to the Fund's Class B shares. The undertaking will be binding on Loomis Sayles until April 30, 2004, subject to the obligation of the Fund to pay such deferred fees and expenses in later periods to the extent that the expenses of the Massachusetts Fund fall below the annual rate of 1.40% of average daily net assets for Class A shares and 2.05% for Class B shares; provided, however, that the Fund is not obligated to pay any such deferred fees or expense reimbursement more than one year after the end of the fiscal year in which the fee or expense was deferred.

         For the last three fiscal years, the following table shows the total advisory fees (including subadvisory fees) paid by the Funds and of these amounts, the total paid to CDC IXIS Advisers, the Funds' former adviser, and the total paid to any subadvisers of the Funds:+

     Massachusetts Fund

                                           2000         2001          2002
                                           ----         ----          ----
     Total Advisory Fee                  $597,512     $600,558      $590,987
     CDC IXIS Advisers
              Fee Earned                 $298,756     $300,278      $295,493
              Amount Waived              $128,411     $  7,304            --
                                         --------     --------      --------
              Total Paid                 $170,345     $292,974      $295,493
     Loomis Sayles*

               Total Paid                      --     $151,859      $295,494
     Back Bay Advisors*
               Fee Earned                $298,756     $148,421            --
               Amount Waived             $128,411     $  7,304            --
                                         --------     --------
               Total Paid                $170,345     $141,117            --

     Municipal Income Fund

                                           2000         2001          2002
                                           ----         ----          ----
     Total Advisory Fee                  $720,304     $717,087      $686,999
     CDC IXIS Advisers
               Total Paid                $360,152     $358,543      $343,500
     Loomis Sayles*
               Total Paid                      --     $181,586      $343,499
     Back Bay Advisors*
               Total Paid                $360,152     $176,958            --

 * Prior to June 1, 2001 Back Bay Advisors, L.P. ("Back Bay Advisors") served as subadviser to each Fund, pursuant to separate subadvisory agreements between CDC IXIS Advisers and Back Bay Advisors providing for the same subadvisory fees as are currently payable by each Fund to Loomis Sayles.

+ On September 12, 2003, the Predecessor Fund reorganized into the Successor Fund and, as a result, the Successor Fund assumed the financial and accounting information of the Predecessor Fund. The table therefore includes fees under previous investment advisory arrangements applicable to the Predecessor Fund. The advisory fees reported through fiscal year 2002 reflect these arrangements. In addition, effective September 1, 2003, the investment advisory agreements among the Funds and CDC IXIS Advisers were amended to replace CDC IXIS Advisers with Loomis Sayles as investment adviser to the Funds. Prior to September 1, 2003, Loomis Sayles managed the assets of the Funds as sub-adviser under separate investment sub-advisory agreements that terminated on September 1, 2003. CDC IXIS Advisers continues to provide certain administrative services to the Massachusetts Fund.

BROKERAGE COMMISSIONS

         Neither of the Funds nor the Predecessor Funds paid any brokerage commissions in 2000, 2001 or

2002.+ For a description of how transactions in portfolio securities are effected and how the Funds' subadvisers select brokers, see "Portfolio Transactions and Brokerage" in Part II of this Statement.

       For the fiscal years ended December 31, 2000, 2001 and 2002, the Massachusetts Fund's Preecessor paid total brokerage commissions of $0, $0 and $0, respectively.

       For the fiscal years ended December 31, 2000, 2001 and 2002, the Municipal Income Fund paid total brokerage commissions of $0, $0 and $0, respectively.

       +On September 12, 2003, the Predecessor Fund reorganized into the Successor Fund and, as a result, the Successor Fund assumed the financial and accounting information of the Predecessor Fund. The table therefore includes amounts incurred by the Predecessor Fund through the fiscal year ended December 31, 2002.

SALES CHARGES AND 12B-1 FEES

       As explained in Part II of this Statement, the Class A and Class B shares of each Fund pay the Distributor fees under separate plans adopted pursuant to Rule 12b-1 under the 1940 Act. The following table shows the amounts of Rule 12b-1 fees paid by the Funds (or their Predecessor) during the fiscal years ended December 31, 2000, 2001 and 2002:

Fund                                          2000           2001           2002
----                                          ----           ----           ----
Massachusetts Fund        (Class A)       $319,292       $320,575       $318,340
                          (Class B)        $84,737        $86,125        $75,554
Municipal Income Fund     (Class A)       $360,102       $357,421       $341,958
                          (Class B)       $147,075       $149,211       $130,927

During the fiscal year ended December 31, 2002, the Distributor's expenses relating to the Fund's 12b-1 plans were as follows (Class B compensation to investment dealers excludes advance commissions sold to a third party):

Massachusetts Fund
(Class A Shares)

Compensation to Investment Dealers                                              $227,460
Compensation to Distributor's Sales Personnel and Other Related Costs           $193,256
                                                                                --------
                                                                TOTAL           $420,716

(Class B Shares)
Compensation to Investment Dealers                                              $ 72,981
Compensation to Distributor's Sales Personnel and Other Related Costs           $ 15,497
                                                                                --------
                                                                TOTAL           $ 88,478

Municipal Income Fund

(Class A Shares)
Compensation to Investment Dealers                                              $342,039
Compensation to Distributor's Sales Personnel and Other Related Costs           $251,240
                                                                                --------
                                                                TOTAL           $593,278

(Class B Shares)
Compensation to Investment Dealers                                              $126,404
Compensation to Distributor's Sales Personnel and Other Related Costs           $ 50,786
                                                                                --------
                                                                TOTAL           $177,190

                            OWNERSHIP OF FUND SHARES

       As of August 18, 2003 to the Trust's knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Fund or Predecessor Fund, as the case may be, set forth below.

Fund                        Shareholder and Address                              Ownership Percentage
----                        -----------------------                              --------------------
Massachusetts Fund

           Class B          MLPF&S for the Sole Benefit of It's Customers*              19.94%
                            Attn Fund Administration ML#97CJ1
                            4800 Deer lake Dr East 2nd FL
                            Jacksonville, FL 32246-6484

Municipal Income Fund

           Class B          MLPF&S for the Sole Benefit of It's Customers*               6.81%
                            Attn Fund Administration ML#97CH7
                            4800 Deer lake Dr East 2nd FL
                            Jacksonville, FL 32246-6484


* Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund's shares without the approval of the controlling shareholder.

                       INVESTMENT PERFORMANCE OF THE FUND


         Performance Results - Percent Change/1/ and Comparative Averages
                         for the Periods Ended 12/31/02

Massachusetts Fund

Class A Shares

                                      Aggregate Total Return          Average Annual Total Return
                                      ----------------------          ---------------------------
As a % of                              5 Years      10 Years       1 Year       5 Years      10 Years
---------                              -------      --------       ------       -------      --------
Net Asset Value                        22.65%        69.88%        8.12%         4.17%         5.44%
Maximum Sales Charge                   17.44%        62.64%        3.53%         3.27%         4.98%


                               Average Annual Total Return - After     Average Annual Total Return - After
                                     Taxes on Distributions           Taxes on Distributions & Sale of Fund
                                                                                     Shares
                              -----------------------------------------------------------------------------
As a % of                       1 Year      5 Years      10 Years       1 Year       5 Years      10 Years
---------                       ------      -------      --------       ------       -------      --------
Net Asset Value                 6.37%        3.62%         4.90%        4.94%         3.76%         4.91%

Maximum Sales Charge          1.87%         2.72%        4.44%          2.13%        3.01%        4.51%


                                                         1 Year        5 Years       10 Years
                                                         ------        -------       --------
Morningstar Muni Single State Long Fund Average ++         8.27          4.69          5.83
Lipper MA Municipal Debt Funds Average++                   8.61          4.86          5.98


Class B Shares

                                           Aggregate Total Return          Average Annual Total Return
                                           ----------------------          ---------------------------
As a % of                                                 Since                                    Since
---------
                                            5 Years      9/13/93/2/     1 Year       5 Years      9/13/93/2/
                                            -------      ----------     ------       -------      ----------
Net Asset Value                             18.77%        43.12%        7.43%         3.50%         3.93%
With Contingent Deferred Sales Charge
and Redemption at End of Period             16.86%        42.66%        2.43%         3.16%         3.93%


                               Average Annual Total Return - After     Average Annual Total Return - After
                                     Taxes on Distributions           Taxes on Distributions & Sale of Fund
                                                                                     Shares
                              -----------------------------------------------------------------------------
As a % of                                                 Since                                    Since
---------
                                1 Year      5 Years      9/13/93/2/     1 Year       5 Years      9/13/93/2/
                                ------      -------      ----------     ------       -------      ----------
Net Asset Value                 5.97%        3.06%        3.40%         4.53%          3.20%        3.53%
With Contingent Deferred        0.97%        2.72%        3.40%         1.46%          2.93%        3.53%
Sales Charge and Redemption
at End of Period


                                                                                       Since
                                                         1 Year        5 Years       9/13/93/2/
                                                         ------        -------       ----------
Morningstar Muni Single State Long Fund Average ++         8.27           4.69         5.00
Lipper MA Municipal Debt Funds Average++                   8.61          4.86          5.15


        Performance Results - Percent Change/1/ and Comparative Averages
                          for the Periods Ended 6/30/03

Municipal Income Fund+

Class A Shares


                                                 Average Annual Total Return
                                                 ---------------------------
As a % of                                     1 Year       5 Years      10 Years
---------                                     ------       -------      --------
Net Asset Value                               6.14%         4.37%         5.02%
Maximum Sales Charge                          1.34%         3.40%         4.54%

                                                         1 Year        5 Years       10 Years
                                                         ------       -------       --------
Morningstar Muni Single State Long Fund Average ++        7.54%         7.51%         4.88%
Lipper General Municipal Debt Funds Average++             7.50%         4.85%         5.31%


Class B Shares



                                                  Average Annual Total Return
                                                  ----------------------------
As a % of                                                                  Since
---------
                                               1 Year       5 Years      9/13/93/2/
                                               ------       -------      ----------
Net Asset Value                                5.49%         3.64%         4.00%
With Contingent Deferred Sales Charge          0.49%         3.31%         4.00%
and Redemption at End of Period







                                                                                        Since
                                                         1 Year        5 Years       9/13/93/2/
                                                         ------        -------       ----------
Morningstar Muni Single State Long Fund Average ++        7.54%         7.51%         5.12%
Lipper General Municipal Debt Funds Average++             7.50%         4.85%         5.07%



/1/ Federal regulations require this example to be calculated using a $1,000 investment. The normal minimum initial investment in shares of each Fund is $2,500, however.

/2/ Commencement of Fund operations or offering of the indicated class of shares.

+ The returns shown reflect the results of the CDC Nvest Municipal Income Fund, the Municipal Income Fund's predecessor, whose assets and liabilities were reorganized into the Fund on September 12, 2003.

++ An average of the total returns of mutual funds with a current investment style similar to the Fund as calculated by Morningstar, Inc. or Lipper, Inc. The returns of the average are adjusted for ongoing management and distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges. The returns of the averages do not reflect the effect of taxes.

     The foregoing data represent past performance only and are not a prediction as to the future returns of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

                       YIELD AND TAXABLE EQUIVALENT YIELDS
                      FOR THE 30-DAY PERIOD ENDED 12/31/02*

          Yields:                                       Class A         Class B
          -------                                       -------         -------
          Massachusetts Fund                             3.46%           2.97%


Taxable equivalent yields:

                                  Tax Rate                     Taxable Equivalent Yield
                          Class A        Class B                 Class A        Class B
                          -------        -------                 -------        -------
Massachusetts Fund        41.85%**       41.85%**                5.95%          5.11%


                       YIELD AND TAXABLE EQUIVALENT YIELDS
                      FOR THE 30-DAY PERIOD ENDED 6/30/03*

          Yields:                                       Class A         Class B
          -------                                       -------         -------
          Municipal Income Fund                          3.31%           2.73%

Taxable equivalent yields:

                                  Tax Rate                     Taxable Equivalent Yield
                          Class A        Class B                 Class A        Class B
                          -------        -------                 -------        -------
Municipal Income Fund     35.60%***     35.60%***                 5.09%          4.20%


* Yields for Class A shares are based on the public offering price of a share of the Fund and yields for Class B shares are based on the net asset value of a share of the Fund.

** Based on the highest combined federal and Massachusetts marginal tax rates for individuals, assuming deduction of state income taxes for purposes of calculating federal taxable income.

*** Based on the highest federal marginal tax rate for individuals.

DISTRIBUTION RATE OF RETURN

          Each class of the Fund may include in their written sales material rates of return based on that class's distributions from net investment income and short-term capital gains for a recent 30-day, three-month or one-year period. Distributions of less than one year are annualized by multiplying the factor necessary to produce 12 months of distributions. The distribution rates are determined by dividing the amount of a class's distributions per share over the relevant period by either the maximum offering price in the case of Class A shares or the price assuming redemption at the end of the period in the case of Class B shares or the net asset value of a share of a class on the last day of the period.

                               DISTRIBUTION RATES

For Period Ended 12/31/02

                  As of % of                                1 month
                  ----------                                -------
                  Massachusetts Fund
                  (Class A shares)
                  Net Asset Value ........................   3.82%

                  Maximum Offering Price .................   3.66%
                  (Class B shares)
                  Net Asset Value ........................   3.17%

                  Municipal Income Fund*
                  (Class A shares)
                  Net Asset Value ........................   4.39%
                  Maximum Offering Price .................   4.19%
                  (Class B shares)
                  Net Asset Value ........................   3.65%


     The foregoing data represent past performance only, and are not a representation as to the future results of any Fund. The investment return and principle value of any investment in any Fund will fluctuate so that the investor's shares, when redeemed, may be worth more or less than their original cost.

* The returns shown reflect the results of the Predecessor Fund, which was reorganized into the Municipal Fund on September 12, 2003.

                            [LOGO] CDC NvestFunds(SM)
                     CDC IXIS Asset Management Distributors



Statement of Additional Information -- PART II

May 1, 2003 as revised September 15, 2003 for:


CDC NVEST FUNDS TRUST I
CDC NVEST FUNDS TRUST II
CDC NVEST FUNDS TRUST III
CDC NVEST COMPANIES TRUST I

Statement of Additional Information -- PART II


September 15, 2003 for:



LOOMIS SAYLES FUNDS II



The following information applies generally to the funds listed below (the "Funds" and each a "Fund", or the "CDC Nvest Funds"). The Funds constitute all of the series of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I, and certain series of Loomis Sayles Funds II (the "Trusts" and each a "Trust"). In certain cases, the discussion applies to some but not all of the Funds, as well as series of Loomis Sayles Funds I. Certain data applicable to particular Funds is found in Part I of this Statement of Additional Information (together with this document, the "Statement") as well as in the Prospectuses of the Funds dated May 1, 2003 and September 15, 2003 for the series of Loomis Sayles Funds II, as from time to time revised or supplemented (the "Prospectus" or "Prospectuses"). This Statement is not a prospectus. For information about how to obtain copies of the Funds' Prospectuses, please see this Statement's cover page. The following Funds are described in this Statement:

----------------------------------------------------------------------------------------------------------------------------
Series of CDC Nvest Funds Trust I          Series of CDC Nvest Funds Trust II        Series of Loomis Sayles Funds II
----------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Core Plus Bond Fund ("Core   Harris Associates Growth and Income       Loomis Sayles Growth Fund
Plus Bond Fund") (formerly, CDC Nvest      Fund ("Growth and Income Fund")           ("Growth Fund")
Bond Income Fund)                          (formerly, CDC Nvest Growth and Income    Loomis Sayles International Equity
Westpeak Capital Growth Fund               Fund)                                     Fund ("Loomis International Equity
("Capital Growth Fund") (formerly, CDC     Loomis Sayles Massachusetts Tax Free      Fund")
Nvest Capital Growth Fund)                 Income Fund ("Massachusetts Fund")        Loomis Sayles Research Fund
Loomis Sayles Government Securities Fund   (formerly, CDC Nvest Massachusetts Tax    ("Research Fund")
("Government Securities Fund")             Free Income Fund)                         Loomis Sayles Investment Grade Bond
(formerly, CDC Nvest Government                                                      Fund ("Investment Grade Bond Fund")
Securities Fund)                                                                     Loomis Sayles Limited Term U.S.
CDC Nvest International Equity Fund        Series of CDC Nvest Funds Trust III       Government Fund ("Limited Term U.S.
("International Equity Fund")              -----------------------------------       Government Fund") (formerly, CDC Nvest
CDC Nvest Large Cap Growth Fund            Harris Associates Focused Value Fund      Limited Term U.S. Government Fund)
("Large Cap Growth Fund")                  (the "Focused Value Fund") (formerly,     Loomis Sayles Municipal Income Fund
CDC Nvest Star Advisers Fund               CDC Nvest Select Fund)                    (Municipal Income Fund") (formerly,
("Star Advisers Fund")                                                               CDC Nvest Municipal Income Fund)
CDC Nvest Star Growth Fund                                                           Loomis Sayles Strategic Income Fund
("Star Growth Fund")                       Series of CDC Nvest Companies Trust I     ("Strategic Income Fund") (formerly,
CDC Nvest Star Small Cap Fund ("Star       -------------------------------------     CDC Nvest Strategic Income Fund)
Small Cap Fund")                           AEW Real Estate Fund ("AEW Real Estate    Loomis Sayles High Income Fund ( "High
CDC Nvest Star Value Fund                  Fund") (formerly, CDC Nvest AEW Real      Income Fund") (formerly, CDC Nvest
("Star Value Fund")                        Estate Fund)                              High Income Fund)
CDC Nvest Star International Fund ("Star
International Fund") (formerly CDC Nvest
Star Worldwide Fund)
CGM Advisor Targeted Equity Fund
("Targeted Equity Fund") (formerly, CDC
Nvest Targeted Equity Fund)

-----------------------------------------------------------------------------------------------------------------------------


                                Table of Contents
                                     Part II

MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS ............     3
MANAGEMENT OF THE TRUSTS .........................................    29
PORTFOLIO TRANSACTIONS AND BROKERAGE .............................    63
DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES ................    71
PORTFOLIO TURNOVER ...............................................    75
HOW TO BUY SHARES ................................................    75
NET ASSET VALUE AND PUBLIC OFFERING PRICE ........................    76
REDUCED SALES CHARGES ............................................    77
SHAREHOLDER SERVICES .............................................    79
REDEMPTIONS ......................................................    86
STANDARD PERFORMANCE MEASURES ....................................    89

INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS ..........    95
FINANCIAL STATEMENTS .................................................   100
APPENDIX A ...........................................................   100
APPENDIX B ...........................................................   105
APPENDIX C ...........................................................   l06

              MISCELLANEOUS INVESTMENT STRATEGIES AND RELATED RISKS

The following is a list of certain investment strategies, including particular types of securities or specific practices that may used by an adviser or sub-adviser of a Fund in managing the Fund and that are not principal strategies. A Fund's primary strategies are detailed in its Prospectuses. Due to the multi-manager approach of CDC Nvest Star Funds, investing in a certain security or engaging in a certain practice may be a primary strategy for one segment of a Fund and a secondary strategy for another segment of such Fund. The list of securities under each category below is not intended to be an exclusive list of securities for investment. An adviser or subadviser may invest in a general category listed below and where applicable with particular emphasis on a certain type of security but investment is not limited to the securities specially enumerated under each category. An adviser or subadviser may invest in some securities under a given category as a primary strategy and in other securities under the same category as a secondary strategy. An adviser or subadviser may invest in any security that falls under the specific category including securities that are not listed below.


----------------------------------------------------------------------------------------------------------
Fund                                 Securities                                 Practices
----------------------------------------------------------------------------------------------------------
AEW Real Estate Fund                 Debt Securities (Mortgage-related          When-issued Securities
                                     Securities, Collateralized Mortgage
                                     Obligations, Zero-coupon Securities,
                                     Convertible Securities)
                                     Equity Securities (REITS, Real Estate
                                     Securities)
                                     Foreign Securities (Depositary Receipts)
----------------------------------------------------------------------------------------------------------
Core Plus Bond Fund                  Debt Securities (Asset-backed              When-issued Securities
                                     Securities, Collateralized Mortgage        Illiquid Securities
                                     Obligations, Structured Notes, Stripped    Futures Contracts
                                     Securities,                                Options
                                     Zero-coupon Securities, Pay-in-kind        Swap Contracts
                                     Securities, Convertible Securities)
                                     Foreign Securities (Depositary Receipts)
----------------------------------------------------------------------------------------------------------
Capital Growth Fund                  Debt Securities (Investment Grade          Initial Public Offerings
                                     Corporate Securities, Zero-coupon          Reverse Repurchase
                                     Securities, Convertible Securities, U.S    Agreements
                                     Government Securities)                     Illiquid Securities
                                     Equity Securities (Investment              Futures Contracts
                                     Companies)                                 Options
                                     Foreign Securities (Bonds, Depositary      Swap Contracts
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                     Receipts, Supranational Entities,          Short Sales
                                     Currency Hedging Transactions)
----------------------------------------------------------------------------------------------------------------
Government Securities Fund                                                      When-issued Securities
                                                                                Futures Contracts
                                                                                Options
----------------------------------------------------------------------------------------------------------------
Growth and Income Fund               Debt Securities (Investment Grade          Initial Public Offerings
                                     Corporate Securities, Zero-coupon          Futures Contracts
                                     Securities, Convertible Securities, U.S.   Options
                                     Government Securities)                     Swap Contracts
                                     Equity Securities (Investment              Illiquid Securities
                                     Companies)                                 Borrowing
                                     Foreign Securities (Supranational
                                     Entities, Depositary Receipts, Currency
                                     Hedging)
----------------------------------------------------------------------------------------------------------------
High Income Fund                     Debt Securities (Mortgage-related          When-issued Securities
                                     Securities, Asset-backed Securities,       Illiquid Securities
                                     Collateralized Mortgage Obligations,
                                     Stripped Securities, Convertible
                                     Securities,
                                     Structured Notes, Step Coupon Securities,
                                     U.S. Government Securities) Foreign
                                     Securities (Currency Hedging)
----------------------------------------------------------------------------------------------------------------
International Equity Fund            Debt Securities (Zero-coupon Securities)   When-issued Securities
                                     Equity Securities (Investment              Foreign Initial Public Offerings
                                     Companies)                                 Futures Contracts
                                     Foreign Securities (Bonds, Lower-quality   Options
                                     Debt Securities, Corporate Securities,     Swap Contracts
                                     Convertible Securities, Government         Short Sales
                                     Securities, Supranational Entities,        Illiquid Securities
                                     Warrants)                                  Reverse Repurchase Agreements
----------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                Debt Securities (Convertible Securities,   Initial Public Offerings
                                     Investment Grade Corporate Securities,     When-issued Securities
                                     Stripped Securities, Mortgage-related      Futures Contracts
                                     Securities, Collateralized Mortgage        Options
                                     Obligations, Government Securities)        Swap Contracts
                                     Equity Securities (Investment Companies)   Short Sales
                                     Foreign Securities (Bonds, Currency        Illiquid Securities
                                     Hedging, Emerging Markets, Government      Reverse Repurchase Agreements
                                     Securities)
----------------------------------------------------------------------------------------------------------------
Limited Term U.S. Government Fund    Debt Securities (Mortgage-related          When-issued Securities
                                     Securities, Collateralized Mortgage        Futures Contracts
                                     Obligations, Stripped Securities)          Options
                                     Foreign Securities (Currency Hedging)      Illiquid Securities
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Massachusetts Fund                   Debt Securities (Tax Exempt Securities,    Insurance on Portfolio Holdings
                                     Mortgage-related Securities, Stripped      When-issued Securities
                                     Securities, Pay-in-kind Securities, U.S.   Futures Contracts
                                     Government Securities)                     Options
                                                                                Illiquid Securities
                                                                                Reverse Repurchase Agreements
----------------------------------------------------------------------------------------------------------------
Municipal Income Fund                Debt Securities (Tax Exempt Securities,    Insurance on Portfolio Holdings
                                     Stripped Securities, U.S. Government       When-issued Securities
                                     Securities)                                Futures Contracts
                                                                                Options
                                                                                Illiquid Securities
----------------------------------------------------------------------------------------------------------------
Focused Value Fund                   Debt Securities (Convertible Securities,   Initial Public Offerings
                                     Investment Grade Corporate Securities,     When-issued Securities
                                     Zero-coupon Securities, Pay-in-kind        Futures Contracts
                                     Securities, Lower Quality Corporate        Options
                                     Securities, U.S. Government Securities)    Illiquid Securities
                                     Equity Securities (Investment              Short Sales
                                     Companies)                                 Reverse Repurchase Agreements
                                     Foreign Securities (Supranational
                                     Entities, Depositary Receipts, Bonds,
                                     Currency Hedging)
----------------------------------------------------------------------------------------------------------------
Star Advisers Fund                   Debt Securities (Structured Notes,         Initial Public Offerings
                                     Zero-coupon Securities, Pay-in-kind        When-issued Securities
                                     Securities, Stripped Securities, Step      Privatizations
                                     Coupon Securities, Mortgage-related        Futures Contracts
                                     Securities, Asset-backed Securities,       Options
                                     Collateralized Mortgage Obligations,       Swap Contracts
                                     U.S. Government Securities)                Illiquid Securities
                                     Equity Securities (Investment              Short Sales
                                     Companies)                                 Reverse Repurchase Agreements
                                     Foreign Securities (Bonds, Currency
                                     Hedging, Supranational Entities,
                                     Emerging Markets, Depositary Receipts,
                                     Currency Speculation)
----------------------------------------------------------------------------------------------------------------
Star Growth Fund                     Debt Securities (Zero-coupon Securities,   Initial Public Offerings
                                     Pay-in-kind Securities, Step Coupon        When-issued Securities
                                     Securities, Stripped Securities, Lower     Futures Contracts
                                     Quality Corporate Securities,              Options
                                     Mortgage-backed Securities, Asset-backed   Swap Contracts
                                     Securities, Collateralized Mortgage        Short Sales
                                     Obligations, Convertible Securities,       Illiquid Securities
                                     Structured Notes, Government Securities)   Privatizations
                                     Equity Securities (Investment              Reverse Repurchase Agreements
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                     Companies)                                 Agreements
                                     Foreign Securities (Bonds, Supranational
                                     Entities, Emerging Markets, Depositary
                                     Receipts, Currency Hedging, Currency
                                     Speculation, Government Securities)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Star Small Cap Fund                  Debt Securities (Structured Notes,         Initial Public Offerings
                                     Mortgage-related Securities,               When-issued Securities
                                     Asset-backed Securities, Collateralized    Privatizations
                                     Mortgage Obligations, Step Coupon          Futures Contracts
                                     Securities, Pay-in-kind Securities,        Options
                                     Zero-coupon Securities, Stripped           Swap Contracts
                                     Securities, Convertible Securities, U.S.   Illiquid Securities
                                     Government Securities)                     Short Sales
                                     Equity Securities (Investment              Reverse Repurchase Agreements
                                     Companies)
                                     Foreign Securities (Bonds, Currency
                                     Hedging, Currency Speculation, Emerging
                                     Markets, Depositary Receipts,
                                     Supranational Entities)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Star Value Fund                      Debt Securities (Investment Grade          Initial Public Offerings
                                     Corporate Securities, Zero-coupon          When-issued Securities
                                     Securities, Convertible Securities,        Futures Contracts
                                     Lower Quality Securities, U.S.             Options
                                     Government Securities)                     Swap Contracts
                                     Equity Securities (Investment              Illiquid Securities
                                     Companies)                                 Short Sales
                                     Foreign Securities (Bonds, Currency        Reverse Repurchase Agreements
                                     Hedging, Depositary Receipts, Emerging
                                     Markets)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Star International Fund              Debt Securities (Structured Notes,         Initial Public Offerings
                                     Zero-coupon Securities, Stripped           When-issued Securities
                                     Securities, Mortgage-related Securities,   Privatizations
                                     Asset-backed Securities, Step Coupon       Futures Contracts
                                     Securities, Pay-in-kind Securities,        Options
                                     Collateralized Mortgage Obligations,       Swap Contracts
                                     U.S. Government Securities)                Illiquid Securities
                                     Equity Securities (Investment Companies,   Short Sales
                                     Convertible Preferred Stocks)              Reverse Repurchase Agreements
                                     Foreign Securities (Bonds, Currency
                                     Hedging, Currency Speculation,
                                     Supranational Entities, Emerging
                                     Markets, Depositary Receipts)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Strategic Income Fund                Debt Securities (Asset-backed              Initial Public Offerings
                                     securities, Collateralized Mortgage        When-issued Securities
                                     Obligations, Step Coupon Securities)       Futures Contracts
                                     Equity Securities (Investment              Options
                                     Companies)                                 Swap Contracts
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                     Foreign Securities (Currency Hedging)      Illiquid Securities
                                                                                Short Sales
                                                                                Reverse Repurchase Agreements
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Targeted Equity Fund                 Debt Securities (Investment Grade          Initial Public Offerings
                                     Corporate Securities, Zero-coupon          Futures Contracts
                                     Securities, Convertible Securities,        U.S. Swap Contracts
                                     Government Options Securities)             Reverse Repurchase Agreements
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Growth Fund                          Equity Securities (Growth Stocks, Value    Temporary Defensive Strategies
                                     Stocks)                                    Portfolio Turnover
                                     Debt Securities (Structured Notes,         When-issued Securities
                                     Zero-coupon Securities, Pay-in-kind        Repurchase Agreements
                                     Securities, Stripped Securities, Step      Futures Contracts
                                     Coupon Securities, Mortgage-related        Options
                                     Securities, Asset-backed Securities,       Swap Contracts
                                     Collateralized Mortgage Obligations,       Short Sales
                                     U.S. Government Securities)                Illiquid Securities
                                     Foreign Securities (Supranational          Privatizations
                                     Entities, Emerging Markets)
----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Loomis Sayles International Equity   Debt Securities (Zero-coupon Securities,   Temporary Defensive Strategies
Fund                                 Collateralized Mortgage Obligations,       Portfolio Turnover
                                     Fixed Income Securities, Convertible       When-issued Securities
                                     Securities)                                Repurchase Agreements
                                     Foreign Securities (Bonds, Lower-quality   Securities Lending
                                     Debt Securities, Corporate Securities,     Swap Contracts
                                     Convertible Securities, Government
                                     Securities, Supranational Entities,
                                     Warrants)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Research Fund                        Equity Securities (REITS, Real Estate      Temporary Defensive Strategies
                                     Securities)                                Portfolio Turnover
                                     Debt Securities (Fixed Income              When-Issued Securities
                                     Securities, Zero-coupon Securities,        Repurchase Agreements
                                     Collateralized Mortgage Obligations)       Swap Transactions
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Investment Grade Bond Fund           Equity Securities  (Common Stock)          Temporary Defensive Strategies
                                                                                Portfolio Turnover
-----------------------------------------------------------------------------------------------------------------


TYPES OF SECURITIES

DEBT SECURITIES

Certain Funds may invest in debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero -coupon securities, do not pay interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities and mortgage and other asset-backed securities. Debt securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some debt securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Debt securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the securities, as well as the obligation to repay the principal amount of the security at maturity.

Risk. Debt securities are subject to market and credit risk. Credit risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer's general taxing power, (ii) a specific type of tax such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer or war, natural disasters, terrorism or other major events. U.S. government securities do not involve the credit risks associated with other types of fixed-income securities; as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate and municipal debt securities. Market risk is the risk that the value of the security will fall because of changes in market rates of interest. (Generally, the value of debt securities falls when market rates of interest are rising.) Some debt securities also involve prepayment or call risk. This is the risk that the issuer will repay a Fund the principal on the security before it is due, thus depriving the Fund of a favorable stream of future interest payments.

Because interest rates vary, it is impossible to predict the income of a Fund that invests in debt securities for any particular period. Fluctuations in the value of a Fund's investments in debt securities will cause the Fund's net asset value to increase or decrease.

Adjustable Rate Mortgage security ("ARM") ARM, like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. ARMs have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

Asset-backed Securities Certain Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose vehicles, assets, such as automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to a Collateralized Mortgage Obligation structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are pre-paid, the Fund will ordinarily reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

Collateralized Mortgage Obligations ("CMOs") Certain Funds may invest in CMOs, which are securities backed by a portfolio of mortgages or mortgage securities held under indentures. The underlying mortgages or mortgage securities are issued or guaranteed by the U.S. government or an agency or instrumentality thereof. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security. CMOs and other asset-backed and mortgage-backed securities may be considered derivative securities.

Convertible Securities Certain Funds may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. Convertible securities usually provide a lower yield than comparable fixed-income securities.

Investment-Grade Debt Securities Investment grade debt securities include all types of debt instruments that are of medium and high-quality. Some possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Standard & Poor's Rating Group ("Standard & Poor's" or "S&P") or Moody's Investor's Service, Inc. ("Moody's") or is unrated but considered to be of equivalent quality by an investment adviser or subadviser. For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Lower Quality Debt Securities Certain Funds may invest in lower quality fixed-income securities. Fixed-income securities rated BB or lower by Standard & Poor's or Ba or lower by Moody's (and comparable unrated securities) are of below "investment grade" quality. Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities, including U.S. government and many foreign government securities. Lower quality fixed-income securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in lower quality fixed-income securities may be more dependent on the Fund's adviser's or subadviser's own credit analysis than for a Fund investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds." For more information, including a detailed description of the ratings assigned by S&P and Moody's, please refer to the Statement's "Appendix A -- Description of Securities Ratings."

Mortgage-related Securities Certain Funds may invest in mortgage-related securities, such as GNMA or FNMA certificates, which differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will tend to reduce yield to maturity, and a slower-than-expected prepayment rate may have the opposite effect of increasing yield to maturity. If a Fund purchases mortgage-related securities at a discount, faster-than-expected prepayments will tend to increase, and slower-than-expected prepayments tend to reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. Although these securities will decrease in value as a result of increases in interest rates generally, they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments. In addition, an increase in interest rates would also increase the inherent volatility of the Fund by increasing the average life of the Fund's portfolio securities.

Pay-in-kind Securities Certain Funds may invest in pay-in-kind securities. Pay-in-kind securities pay dividends or interest in the form of additional securities of the issuer, rather than in cash. These securities are usually issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of pay-in-kind securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality.

Step Coupon Securities Certain Funds may invest in step coupon securities. Step coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. Market values of these types of securities generally fluctuate in response to changes in interest rates to a greater degree than do conventional interest-paying securities of comparable term and quality. Under many market conditions, investments in such securities may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

"Stripped" Securities Certain Funds may invest in stripped securities, which are usually structured with two or more classes that receive different proportions of the interest and principal distribution on a pool of U.S. government or foreign government securities or mortgage assets. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Stripped securities commonly have greater market volatility than other types of fixed-income securities. In the case of stripped mortgage securities, if the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its investments in IOs. The staff of the Securities and Exchange Commission (the "SEC") has indicated that it views stripped mortgage securities as illiquid unless the securities are issued by the U.S. government or its agencies and are backed by fixed-rate mortgages. The Funds intend to abide by the staff's position. Stripped securities may be considered derivative securities.

Structured Notes Certain Funds may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply reduced.

Structured notes can serve many different purposes in the management of a mutual fund. For example, they can be used to increase the Fund's exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). They can also be used to hedge the risks associated with other investments the Fund holds. For example, if a structured note has an interest rate that fluctuates inversely with general changes in a country's stock market index, the value of the structured note would generally move in the opposite direction to the value of holdings of stocks in that market, thus moderating the effect of stock market movements on the value of the Fund's portfolio as a whole.

Risks. Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer's obligations (and thus the value of the Fund's investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the relevant adviser's or subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the adviser's or subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described below) apply. Structured notes may be considered derivative securities.

Tax Exempt Securities The Funds, especially the Municipal Income Fund and the Massachusetts Fund (the "Tax Free Income Funds"), may invest in "Tax Exempt Securities," which term refers to debt securities the interest from which is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax and, in the case of the Massachusetts Fund, exempt from Massachusetts state personal income taxes (other than the possible incidence of any alternative minimum taxes). Tax Exempt Securities include debt obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions (for example, counties, cities, towns, villages and school districts) and authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which certain Tax Exempt Securities may be issued include the refunding of outstanding obligations, obtaining funds for federal operating expenses, or obtaining funds to lend to public or private institutions for the construction of facilities such as educational, hospital and housing facilities. In addition, certain types of private activity bonds have been or may be issued by public authorities or on behalf of state or local governmental units to finance privately operated housing facilities, sports facilities, convention or trade facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term "Tax Exempt Securities" if the interest paid thereon, is, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Fund's portfolio manager to be reliable), exempt from federal income tax and, in the case of the Massachusetts Fund, exempt from Massachusetts state personal income taxes. The Massachusetts Fund may invest more than 25% of the value of its total assets in private activity bonds, the interest from which is exempt from both federal and state personal income taxes, but not more than 25% in bonds backed by non-governmental users in any one industry (see "Investment Restrictions" in Part I of this Statement). However, the income from certain private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax, and it is a non-fundamental policy of the Massachusetts Fund that distributions from interest income on such private activity bonds, together with distributions of interest income on investments other than Tax Exempt Securities, will normally not exceed 10% of the total amount of the Fund's income distributions.

The ability of the Tax Free Income Funds to invest in securities other than tax-exempt securities is limited by a requirement of the Internal Revenue Code of 1986, as amended (the "Code"), that, in order to be qualified to pay exempt-interest dividends, at least 50% of the value of such Fund's total assets be invested in obligations the interest on which is exempt from federal income tax at the end of each calendar quarter.

Funds that invest in certain tax-exempt bonds or certain private activity bonds may not be a desirable investment for "substantial users" of facilities financed by such obligations or bonds or for "related persons" of substantial users. You should contact your financial adviser or attorney for more information if you think you may be a "substantial user" or a "related person" of a substantial user.

There are variations in the quality of Tax Exempt Securities, both within a particular classification and between classifications, depending on numerous factors (see Appendix A).

The two principal classifications of tax-exempt bonds are general obligations bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon an appropriation by the issuer's legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities, or in some cases from the proceeds of a special excise or other specific revenue source such as the user of the facility. Tax-exempt private activity bonds are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds are usually directly related to the credit standing of the corporate user of the facilities. Principal and interest on such bonds are the responsibilities of the corporate user (and any guarantor).

The yields on Tax Exempt Securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the Tax Exempt Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Further, information about the financial condition of an issuer of tax-exempt bonds may not be as extensive as that made available by corporations whose securities are publicly traded. The ratings of Moody's and S&P represent their opinions as to the quality of the Tax Exempt Securities, which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Tax Exempt Securities with the same maturity, interest rate and rating may have different yields while Tax Exempt Securities of the same maturity and interest rates with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Tax Exempt Securities or other investments may cease to be rated or the rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the elimination of an investment from the Fund's portfolio, but the Fund's subadviser will consider such an event as part of its normal, ongoing review of all the Fund's portfolio securities.

Although the yield of a Tax Free Income Fund generally will be lower than that of another Fund, the net after-tax return to investors may be greater. The tables below illustrate what tax-free investing can mean for you. They show what you must earn from a taxable investment to equal a tax-free yield ranging from 4% to 8% under current federal tax rates, in the case of the Municipal Income Fund, and under combined federal and state tax rates, in the case of the Massachusetts Fund. For example, while a married couple with a taxable income of $40,000 filing a joint return would have to earn a taxable yield of 7.06% to equal a tax-free yield of 6.0% in the Municipal Income Fund, a single person with a taxable income of $40,000 would have to earn a taxable yield of 8.22% to equal a tax-free yield of 6.0%. This example and these tables do not take into account the effects of state income tax, in the case of the Municipal Income Fund, local income taxes, if any, or federal income taxes on social security benefits that may arise as a result of receiving tax-exempt income, or any federal alternative minimum tax that may be payable to the extent that Fund dividends are derived from interest on "private activity bonds." Also, a portion of a Tax Free Income Fund's distributions may consist of ordinary income, short-term capital gain or long-term capital gain and will be taxable to you as such. Yields shown do not represent actual yields achieved by the Fund and are not intended as a prediction of future yields.

                Taxable Equivalent Yields - Municipal Income Fund


-----------------------------------------------------------------------------------------------------------
                                           2003                       If Tax Exempt Yield Is
            Taxable Income*              Fed. Marg.        ------------------------------------------------
            ---------------                                   4%       5%       6%       7%        8%
-----------------------------------------------------------------------------------------------------------
Single Return ($)      Joint Return ($)   Tax Rate            Then The Equivalent Taxable Yield Would Be
----------------       ----------------   --------
-----------------------------------------------------------------------------------------------------------
    0 - 7,000             0 - 14,000       10.00%           4.44%    5.56%    6.67%     7.78%     8.89%
-----------------------------------------------------------------------------------------------------------
   7,001 - 28,400       14,001 - 56,800    15.00%           4.71%    5.88%    7.06%     8.24%     9.41%
-----------------------------------------------------------------------------------------------------------
  28,401 - 68,800      56,801 - 114,650    25.00%           5.33%    6.67%    8.00%     9.33%    10.67%
-----------------------------------------------------------------------------------------------------------
 68,801 - 143,500     114,651 - 174,700    28.00%           5.56%    6.94%    8.33%     9.72%    11.11%
-----------------------------------------------------------------------------------------------------------
143,500 - 311,950     174,701 - 311,950    33.00%           5.97%    7.46%    8.96%    10.45%    11.94%
-----------------------------------------------------------------------------------------------------------
 311,951 and over      311,951 and over    35.00%           6.15%    7.69%    9.23%    10.77%    12.31%
-----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                           2003                       If Tax Exempt Yield Is
            Taxable Income*                                -------------------------------------------------
            ---------------               Fed. Marg.            4%       5%       6%       7%        8%
------------------------------------------------------------------------------------------------------------
Single Return ($)      Joint Return ($)   Tax Rate            Then The Equivalent Taxable Yield Would Be
----------------       ----------------   --------
------------------------------------------------------------------------------------------------------------
     0 - 7,000           0 - 14,000         14.77%             4.69%   5.87%    7.04%     8.21%    9.39%
------------------------------------------------------------------------------------------------------------
  7,001 - 28,400      14,001 - 56,800       19.51%             4.97%   6.21%    7.45%     8.70%    9.94%
------------------------------------------------------------------------------------------------------------
  28,401 - 68,800     56,801 - 114,650      28.98%             5.63%   7.04%    8.45%     9.86%   11.26%
------------------------------------------------------------------------------------------------------------
 68,801 - 143,500    114,651 - 174,700      31.82%             5.87%   7.33%    8.80%    10.27%   11.73%
------------------------------------------------------------------------------------------------------------
 143,500 - 311,950   174,701 - 311,950      36.55%             6.30%   7.88%    9.46%    11.03%   12.61%
------------------------------------------------------------------------------------------------------------
 311,951 and over     311,951 and over      38.45%             6.50%   8.12%    9.75%    11.37%   13.00%
------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Code and the Massachusetts tax law. Note that Massachusetts taxable income and federal taxable income may differ due to differences in exemptions, itemized deductions and other items.

** These combined rates reflect the 2003 federal and Massachusetts applicable marginal rates. These rates include the effect of deducting state taxes on a federal return. Depending on economic conditions, the Massachusetts applicable rate may be decreased in future years.

The Tax Free Income Funds do not currently intend to invest in so-called "moral obligation" bonds, in which repayment is backed by a moral commitment of an entity other than the issuer, unless the credit of the issuer itself, without regard to the "moral obligation," meets the investment criteria established for investments by such Fund.

Securities in which a Tax Free Income Fund may invest, including Tax Exempt Securities, are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their Tax Exempt Securities may be materially affected or that their obligations may be found to be invalid and unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt bonds or certain segments thereof, or materially affecting the credit risk with respect to particular bonds. Adverse economic, legal or political developments might affect all or a substantial portion of the Fund's Tax Exempt Securities in the same manner.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions and similar proposals may well be introduced in the future. If such a proposal were enacted, the availability of Tax-Exempt Securities for investment by the Tax Free Income Funds and the value of such Funds' portfolios could be materially affected, in which event such Funds would reevaluate their investment objectives and policies and consider changes in their structure or dissolution.

All debt securities, including tax-exempt bonds, are subject to credit and market risk. Generally, for any given change in the level of interest rates, prices for longer maturity issues tend to fluctuate more than prices for shorter maturity issues.

The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have from time to time encountered financial difficulties that have adversely affected their respective credit standings and borrowing abilities. Such difficulties could, of course, affect outstanding obligations of such entities, including obligations held by the Massachusetts Fund.

U.S. Government Securities Certain Funds may invest in some or all of the following U.S. government securities:

     [_] U.S. Treasury Bills - Direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. government.

     [_] U.S. Treasury Notes and Bonds - Direct obligations of the U.S. Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the U.S. government.

     [_] Treasury Inflation-Protected Securities ("TIPS") - Fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.


Risks The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.


     [_] "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as a Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

     [_] "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

     [_] "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. government.


Risks U.S. government securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. government securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Zero-coupon Securities Certain Funds may invest in zero-coupon securities. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. These securities are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than are other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, a Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon securities. Because the Fund will not on a current basis receive cash payments from the issuer of a zero-coupon security in respect of accrued original issue discount, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

EQUITY SECURITIES

Equity securities are securities that represent an ownership interest (or the right to acquire such an interest) in a company and include common and preferred stocks and securities exercisable for, or convertible into, common or preferred stocks (such as warrants, convertible debt securities and convertible preferred stock). Common stocks represent an equity or ownership interest in an issuer. Preferred stocks represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over holders of preferred stock, whose claims take precedence over the claims of those who own common stock. While offering greater potential for long-term growth, equity securities generally are more volatile and more risky than some other forms of investment, particularly debt securities. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. A Fund may invest in equity securities of companies with relatively small market capitalizations. Securities of such companies may be more volatile than the securities of larger, more established companies and the broad equity market indices. See "Small Capitalization Companies" below. A Fund's investments may include securities traded "over-the-counter" as well as those traded on a securities exchange. Some securities, particularly over the counter securities may be more difficult to sell under some market conditions.

Market Capitalizations Certain Funds may invest in companies with small, medium or large market capitalizations. The market capitalization ranges allowable for investments of each Fund are defined in reference to the benchmark of the specific Fund. Large capitalization companies are generally large companies that have been in existence for a number of years and are well established in their market. Mid capitalization companies are generally medium size companies that are not as established as large capitalization companies and may be more volatile.

       [X] Small Capitalization Companies --Certain Funds may invest in companies with relatively small market capitalizations. Such investments may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates that exceed those of companies with larger market capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller market capitalization often have limited product lines, markets or financial resources and may be dependent upon a relatively small management group. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger market capitalization or market averages in general. The net asset value of Funds that invest in companies with relatively small market capitalizations therefore may fluctuate more widely than market averages.

Warrants Certain Funds may invest in warrants. A warrant is an instrument that gives the holder a right to purchase a given number of shares of a particular security at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer.

Real estate investment trusts (REITs) Certain Funds may invest in REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the ability of the REITs' managers. REITs are also subject to risks generally associated with real estate securities. A Fund will indirectly bear its proportionate share of expenses, including advisory fees, paid by each REIT in which it invests.

Real Estate Securities The AEW Real Estate Fund invests primarily in securities of companies in the real estate industry, including REITs, and is, therefore, subject to the special risks associated with the real estate market and the real estate industry in general. Companies in the real estate industry are considered to be those that (i) have principal activity involving the development, ownership, construction management or sale of real estate; (ii) have significant real estate holdings, such as hospitality companies, supermarkets and mining, lumber and paper companies; and/or (iii) provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

Investment Companies Certain Funds may invest in other investment companies. Investment companies, including companies such as "iShares", "SPDRs" and "WEBS," are essentially pools of securities. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level, such as investment advisory fees and operating expenses. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio. As an investor in another investment company, the Fund will bear its ratable share of the investment company's expenses, including advisory fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar fees and expenses of the Fund.

Despite the possibility of greater fees and expenses, investment in other investment companies may be attractive nonetheless for several reasons, especially in connection with foreign investments. Because of restrictions on direct investment by U.S. entities in certain countries, investing indirectly in such countries (by purchasing shares of another fund that is permitted to invest in such countries) may be the most practical and efficient way for a Fund to invest in such countries. In other cases, when a Fund's adviser or subadviser desires to make only a relatively small investment in a particular country, investing through another fund that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country.

FOREIGN SECURITIES

Certain Funds may invest in foreign securities. Such investments present risks not typically associated with investments in comparable securities of U.S. issuers.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

There may be less information publicly available about a foreign corporate or government issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than those in the United States, and judgments against foreign entities may be more difficult to obtain and enforce. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

Emerging Markets Investments in foreign securities may include investments in emerging or developing countries, whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

In determining whether to invest in securities of foreign issuers, the adviser or subadviser of the Fund may consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax laws may reduce the Fund's net income available for distribution to shareholders.

Depository Receipts Certain Funds may invest in foreign equity securities by purchasing "depository receipts." Depository receipts are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Depository receipts can be either "sponsored" or "unsponsored." Sponsored depository receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depository receipts are arranged without involvement by the issuer of the underlying equity securities and, therefore, less information about the issuer of the underlying equity securities may be available and price may be more volatile than sponsored depositary receipts. American Depository Receipts ("ADRs") are depository receipts that are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidence ownership of underlying securities by a foreign corporation. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are depository receipts that are typically issued by foreign banks or trust companies which evidence ownership of underlying securities issued by either a foreign or United States corporation. All depositary receipts, including those denominated in U.S. dollars, will be subject to foreign currency exchange risk.

Supranational Entities Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade amongst nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

Foreign Currency Most foreign securities in the Funds' portfolios will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Similarly, any income on such securities is generally paid to the Fund in foreign currencies. The value of these foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of the Fund's portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of the Fund's income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of the Fund's assets and on the net investment income available for distribution may be favorable or unfavorable.

A Fund may incur costs in connection with conversions between various currencies. In addition, a Fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when the Fund declares and pays a dividend, or between the time when the Fund accrues and pays an operating expense in U.S. dollars.

Foreign Currency Hedging Transactions To protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. If conditions warrant, a Fund may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date ("forward contracts"). A Fund will maintain cash or other liquid assets eligible for purchase by the Fund in a segregated account with the custodian in an amount at least equal to the lesser of (i) the difference between the current value of the Fund's liquid holdings that settle in the relevant currency and the Fund's outstanding obligations under currency forward contracts, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract. The Fund's use of currency hedging transactions may be limited by tax considerations. The Fund may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. See "Futures", "Options" and "Swap Contracts" below.

MONEY MARKET INSTRUMENTS (All Funds)

A Fund may seek to minimize risk by investing in money market instruments, which are high-quality, short-term securities. Although changes in interest rates can change the market value of a security, a Fund expects those changes to be minimal with respect to these securities, which are often purchased for defensive purposes.

Money market obligations of foreign banks or of foreign branches or subsidiaries of U.S. banks may be subject to different risks than obligations of domestic banks, such as foreign economic, political and legal developments and the fact that different regulatory requirements apply.

TYPES OF PRACTICES

Repurchase Agreements (All Funds) The Funds may enter into repurchase agreements, by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Reverse Repurchase Agreements Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous. When effecting reverse repurchase agreements, assets of the applicable Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the applicable Fund's records at the trade date and maintained until the transaction is settled.

     [_] Dollar Rolls. Dollar rolls are a special type of reverse repurchase agreement in which the portfolio instrument transferred by the Fund is a mortgage related security. The Fund gives up the cash flows during the transaction period but has use of the cash proceeds.

When-issued Securities Certain Funds may purchase "when-issued" equity securities, which are traded on a price basis prior to actual issuance. Such purchases will only be made to achieve a Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or a year or more; during this period dividends on equity securities are not payable. No dividend income accrues to the Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. Each Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by each Fund.

Illiquid Securities Illiquid securities are those that are not readily resalable, which may include securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

Certain Funds may purchase Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Certain Funds may also purchase commercial paper issued under Section 4(2) of the Securities Act of 1933. Investing in Rule 144A securities and Section 4(2) commercial paper could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Rule 144A securities and Section 4(2) commercial paper are treated as illiquid, unless an adviser or subadviser has determined, under guidelines established by each Trust's Board of Trustees, that the particular issue is liquid.

Initial Public Offerings Certain funds may purchase securities of companies that are offered pursuant to an initial public offerings ("IPO"). An IPO is a company's first offering of stock to the public in the primary market, typically to raise additional capital. The Funds may purchase a "hot" IPO (also known as a "hot issue"), which is an IPO that is oversubscribed and, as a result, is an investment opportunity of limited availability. As a consequence, the price at which these IPO shares open in the secondary market may be significantly higher than the original IPO price. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history. There is the possibility of losses resulting from the difference between the issue price and potential diminished value of the stock once traded in the secondary market. The Funds' investment in IPO securities may have a significant impact on a Fund's performance and may result in significant capital gains.

Private Placements Certain Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when its investment adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of a Fund's investment adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

Privatizations In a number of countries around the world, governments have undertaken to sell to investors interests in enterprises that the government has historically owned or controlled. These transactions are known as "privatizations" and may in some cases represent opportunities for significant capital appreciation. In some cases, the ability of U.S. investors, such as the Funds, to participate in privatizations may be limited by local law, and the terms of participation for U.S. investors may be less advantageous than those for local investors. Also, there is no assurance that privatized enterprises will be successful, or that an investment in such an enterprise will retain its value or appreciate in value.

Futures Contracts A futures contract is an agreement between two parties to buy and sell a particular commodity (e.g., an interest-bearing security) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index, and S&P 500 Index futures trade in contracts equal to $500 multiplied by the S&P 500 Index.

When a trader, such as a Fund, enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as "initial margin" an amount of cash or short-term high-quality securities (such as U.S. Treasury bills or high-quality tax exempt bonds acceptable to the broker) equal to approximately 2% to 5% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase and decline is received and paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin." If the Fund has a long position in a futures contract it will establish a segregated account with the Fund's custodian containing cash or liquid securities eligible for purchase by the Fund equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, the Fund will establish a segregated account with the custodian with cash or liquid securities eligible for purchase by the Fund that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

Although futures contracts by their terms require actual delivery and acceptance of securities (or cash in the case of index futures), in most cases the contracts are closed out before settlement. A futures sale is closed by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is closed by the purchaser selling an offsetting futures contract.

Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

Options An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a U.S. board of trade licensed by the Commodity Futures Trading Commission (the "CFTC").

An option on a security entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange.

A call option on a futures contract written by a Fund is considered by the Fund to be covered if the Fund owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Fund is considered to be covered if the Fund owns a security deliverable under the option. A written call option is also covered if the Fund holds a call on the same futures contract or security as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities eligible for purchase by the Fund in a segregated account with its custodian.

A put option on a futures contract written by a Fund, or a put option on a security written by the Fund, is covered if the Fund maintains cash or liquid securities eligible for purchase by the Fund with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

Closing a written call option will permit a Fund to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Fund to write another put option secured by the segregated assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Fund investments. If the Fund desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

A Fund will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; and the Fund will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Fund will have a net gain from the options transaction, and the Fund's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Fund when the put options are closed.

As an alternative to purchasing call and put options on index futures, a Fund may purchase or sell call or put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

Certain Funds may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at a time when, in the case of a call warrant, the exercise price is less than the value of the underlying index, or in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Certain Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of the portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forego a portion or all of the benefits of advantageous changes in those rates.

Certain Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of portfolio securities be offset at least in part by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss, which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

All call options written by a Fund on foreign currencies will be covered. A call option written on a foreign currency by the Fund is covered if the Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held is (i) equal to or less than the exercise price of the call written or
(ii) greater than the exercise price of the call written, if the difference is maintained by the Fund in cash or liquid securities eligible to be purchased by the Fund in a segregated account with the Fund's custodian. For this purpose, a call option is also considered covered if the Fund owns securities denominated in (or which trade principally in markets where settlement occurs in) the same currency, which securities are readily marketable, and the Fund maintains in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in an amount that at all times at least equals the excess of (x) the amount of the Fund's obligation under the call option over (y) the value of such securities.

Futures and Options on Tax-Exempt Bonds and Bond Indices Tax Free Income Funds may also purchase and sell interest rate futures contracts and tax-exempt bond index futures contracts and may write and purchase related options. Transactions involving futures and options on futures may help to reduce the volatility of the Tax Free Income Funds' net asset value, and the writing of options on futures may yield additional income for the Fund, but these results cannot be assured. Income from options and futures transactions is not tax-exempt.

Swap Contracts Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. An index swap is an agreement to make or receive payments based on the different returns that would be achieved if a notional amount were invested in a specified basket of securities (such as the S&P 500 Index) or in some other investment (such as U.S. Treasury securities). The Fund will maintain at all times in a segregated account with its custodian cash or liquid securities eligible to be purchased by the Fund in amounts sufficient to satisfy its obligations under swap contracts.

Risks The use of futures contracts, options and swap contracts involves risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective unless the Fund can compensate for such imperfect correlation. There is no assurance that the Fund will be able to effect such compensation.

Options, futures and swap contracts fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options, futures or swaps for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging. The correlation between the price movement of the futures contract and the hedged security may be distorted due to differences in the nature of the relevant markets. For example, to the extent that the Municipal Income Fund enters into futures contracts on securities other than tax exempt bonds, the value of such futures may not vary in direct proportion to the value of tax exempt bonds that the Fund owns or intends to acquire, because of an imperfect correlation between the movement of taxable securities and tax exempt bonds. If the price of the futures contract moves more than the price of the hedged security, the relevant Fund would experience either a loss or a gain on the future that is not completely offset by movements in the price of the hedged securities. In an attempt to compensate for imperfect price movement correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the price movement volatility of the hedged securities is historically greater than the volatility of the futures contract. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of hedged securities is historically less than that of the futures contracts.

The price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. One such distortion stems from the fact that all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Another market distortion results from the deposit requirements in the futures market being less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. A third distortion is caused by the fact that trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index future relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index. Finally, hedging transactions using stock indices involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged.

Price movement correlation also may be distorted by the illiquidity of the futures and options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, speculators trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

Positions in futures contracts and options on futures contracts may be established or closed out only on an exchange or board of trade. There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts and options on futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures or options price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures or options positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures or options position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

An exchange-traded option may be closed out only on a national securities or commodities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will be not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Because the specific procedures for trading foreign stock index futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock index futures at the time the relevant Funds purchase foreign stock index futures.

The successful use of transactions in futures and options depends in part on the ability of a Fund's adviser or subadviser(s) to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates move during the period that the Fund holds futures or options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

Options trading involves price movement correlation risks similar to those inherent in futures trading. Additionally, price movements in options on futures may not correlate with price movements and/or movements of the relevant indices in the futures underlying the options. Like futures, options positions may become less liquid because of adverse economic circumstances. The securities covering written option positions are expected to offset adverse price movements if those options positions cannot be closed out in a timely manner, but there is no assurance that such offset will occur. Also, an option writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Over-the-counter Options The Government Securities Fund may enter into over-the-counter options with respect to U.S. Government securities. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

The staff of the SEC has taken the position that over-the-counter options on U.S. government securities and the assets used as cover for written over-the-counter options on U.S. government securities should generally be treated as illiquid securities for purposes of the Funds' investment restrictions relating to illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. government securities is the other party to an option contract written by the Fund, and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Fund only needs to treat as illiquid that amount of the "cover" assets equal to the amount at which the formula price exceeds any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Loomis Sayles has established standards for the creditworthiness of the primary dealers with which the Government Securities Fund may enter into over-the-counter option contracts having the formula-price feature referred to above. Those standards, as modified from time to time, are implemented and monitored by Loomis Sayles. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the securities and the exercise price of the option if the option is written out-of-the-money. Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written, and therefore the Fund might pay more to repurchase the option contract than the Fund would pay to close out a similar exchange-traded option.

Economic Effects and Limitations Income earned by a Fund from its hedging activities generally will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from futures and options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline. If the Municipal Income Fund is required to use taxable fixed-income securities as margin, the portion of the Fund's dividends that is taxable to shareholders will be larger than if that Fund is permitted to use tax-exempt bonds for that purpose.

The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

Future Developments The above discussion relates to a Fund's proposed use of futures contracts, options and options on futures contracts currently available. The relevant markets and related regulations are constantly changing. In the event of future regulatory or market developments, Funds may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.


Short Sales Certain Funds may sell securities short "against the box," that is:
(1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. In addition to selling shares short against the box, the Focused Value Fund only may make short sales if immediately after such short sale the aggregate value of all securities that the Fund is short (excluding the value of securities sold short against the box) does not exceed 5% of the value of the Focused Value Fund's net assets, and the Fund covers such short sales as described in the following paragraph.

In a short sale against the box, a Fund does not deliver from its portfolio securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities. With respect to securities that are not sold short against the box, the Focused Value Fund may cover its short positions by maintaining in a separate account with the Fund's custodian cash, U.S. government securities or other liquid securities having a value equal to the excess of (a) the market value of the securities sold short over (b) the value of any cash, U.S. government securities or other liquid securities deposited as collateral with the broker in connection with the short sale.

Short sales may protect a Fund against risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend on the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.


Risks Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. Star Advisers Fund, Star Small Cap Fund and Star International Fund currently expect that no more than 20%, 25% and 20% of their total assets, respectively, would be involved in short sales against the box.


Insurance on Portfolio Holdings Tax Free Income Funds may obtain insurance on any of their portfolio holdings from a nationally recognized private insurer, which may include one or more of the following: Financial Guaranty Insurance Company, which is owned by FGIC Corporation, which in turn is owned by General Electric Credit Corporation; AMBAC Indemnity Corporation; Financial Security Assurance, Inc.; and Municipal Bond Investors Assurance Corporation, a wholly-owned subsidiary of MBIA Incorporated, the principal shareholders of which are: The Aetna Life & Casualty Company, Fireman's Fund Insurance Company, subsidiaries of the CIGNA Corporation and affiliates of the Continental Insurance Company. Insurance on individual securities, whether obtained by the issuer or a Tax Free Income Fund, is generally non-cancelable and runs for the life of the security. To the extent that a Tax Free Income Fund obtains insurance on any of its securities, the insurance must provide for the unconditional payment of scheduled principal and interest when due. In the event of a default by the issuer in the payment of principal or interest, the insurer will, within 30 days of notice of such default, provide to its agent or the trustee funds needed to make any such payments. Such agent or trustee will bear the responsibility of seeing that such funds are used to make such payments to the appropriate parties. Such insurance will not guarantee the market value of a security.

Insurance on the Tax Free Income Funds' portfolio of securities will in some cases continue in the event the securities are sold by such Funds, while in other cases it may not. The Tax Free Income Funds have the option to procure individual secondary market insurance, which would continue to cover any such security after its sale by such Funds. Such guaranteed renewable insurance continues so long as the premiums for such insurance are paid and, in the judgment of such Funds' subadviser, coverage should be continued. In the case of securities that are insured by a nationally recognized private insurer, default by the issuer is not expected to affect the market value of the security relative to other insured securities of the same maturity value and coupon and covered by the same insurer.

Premiums for insurance may be payable in advance or may be paid periodically over the term of the security by the party then owning the security, and the costs will be reflected in the price of the security. The cost of insurance for longer-term securities, expressed in terms of income on the security, is likely to reduce such income by 10 to 60 basis points. Thus, a security yielding 10% might have a net insured yield of 9.9% to 9.4%. The impact of the cost of the Tax Free Income Funds' portfolio insurance on such Funds' net yield is somewhat less. The cost of insurance for shorter-term securities, which are generally lower yielding, is expected to be less. It should be noted that insurance raises the rating of a municipal security. Lower rated securities generally pay a higher rate of interest than higher rated securities. Thus, while there is no assurance that this will always be the case, the Tax Free Income

Funds may purchase lower rated securities, which, when insured, will bear a higher rating, and may pay a higher net rate of interest than other equivalently rated securities that are not insured.

Nationally recognized private insurers have certain eligibility standards as to the municipal securities they will insure. Such standards may be more or less strict than standards that would be applied for purchase of a security for the Funds. To the extent nationally recognized private insurers apply stricter standards, the Tax Free Income Funds will be restricted by such standards in the purchase and retention of municipal securities. The Internal Revenue Service (the "IRS") has issued revenue rulings indicating that (i) the fact that municipal obligations are insured will not affect their tax-exempt status and
(ii) insurance proceeds representing maturing interest on defaulted municipal obligations paid to certain municipal bond funds will be excludable from federal gross income under Section 103(a) of the Code. While operation of the Tax Free Income Funds and the terms of the insurance policies on such Funds' portfolio of securities may differ somewhat from those addressed by the revenue rulings, the Funds do not anticipate that any differences will be material or change the result with respect to the Funds.

Insurers of the Tax Free Income Funds' municipal securities are subject to regulation by the department of insurance in each state in which they are qualified to do business. Such regulation, however, is no guarantee that an insurer will be willing or able to perform on its contract of insurance in the event a claim should be made thereunder at some time in the future. The Tax Free Income Funds' subadviser reviews the financial condition of each insurer of their securities at least annually, and in the event of any material development, with respect to its continuing ability to meet its commitments to any contract of bond insurance.

Securities Lending (All Funds) The Funds may lend from their total assets in the form of their portfolio securities to broker-dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Funds will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of money market funds subject to any investment restrictions listed in Part I of this Statement. Under some securities lending arrangements the Funds may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event (as determined by the adviser or subadviser) affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees approved by the Board of Trustees of the Trusts or persons acting pursuant to the direction of the Boards.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligation and the Fund is delayed in or prevented from recovering the collateral.

Short-term Trading (All Funds) The Funds may, consistent with their investment objectives, engage in portfolio trading in anticipation of, or in response to, changing economic or market conditions and trends. These policies may result in higher turnover rates in the Fund's portfolio, which may produce higher transaction costs and a higher level of taxable capital gains. Portfolio turnover considerations will not limit any adviser's or subadviser's investment discretion in managing a Fund's assets. The Funds anticipate that their portfolio turnover rates will vary significantly from time to time depending on the volatility of economic and market conditions.

Temporary Strategies (All Funds) A Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser and subadviser(s) of a Fund may employ a temporary defensive strategy if they determine such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies. The use of defensive strategies may prevent a Fund from achieving its goal.

In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, a Fund may temporarily hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

Interfund Transactions (All Funds) To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), a Fund may invest any of its daily cash balances in shares of investment companies that are advised by its investment manager or its affiliates including affiliated money market and short-term bond funds.

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by an investment manager or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the investment manager or an affiliate.


                            MANAGEMENT OF THE TRUSTS

The Funds are governed by a Board of Trustees, which is responsible for generally overseeing the conduct of Fund business and for protecting the interests of shareholders. The trustees meet periodically throughout the year to oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds and review the Funds' performance.

Effective June 1, 2003, the Board of Trustees of CDC Nvest Funds Trusts I, II, III, CDC Nvest Companies Trust I, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust and AEW Real Estate Income Fund (the "CDC Nvest Funds Trusts") approved new trustees for the trusts in connection with the integration of the CDC Nvest Funds Trusts with Loomis Sayles Funds I and Loomis Sayles Funds II ( together, Loomis Sayles Funds I and Loomis Sayles Funds II comprise the "Loomis Sayles Funds Trusts"). This approval resulted in a combined Board of Trustees for the CDC Nvest Funds Trusts and the Loomis Sayles Funds Trusts (together, the "CDC Nvest and Loomis Sayles Funds Trusts").

The table below provides certain information regarding the trustees and officers of the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts. For purposes of this table and for purposes of this Statement, the term "Independent Trustee" means those trustees who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of the relevant trust and, when applicable, who have no direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees. For purposes of this Statement, the term "Interested Trustee" means those trustees who are "interested persons" of the relevant trust and, when applicable, who have a direct or indirect financial interest in the approval of a matter being voted on by the relevant Board of Trustees.





                                            Term of Office                              Number of
                           Position(s)      and Length of        Principal            Portfolios in
  Name, Age and             Held with           Time            Occupation(s)          Fund Complex      Other Directorships
     Address                  Funds            Served        During Past 5 Years         Overseen               Held
---------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
Joseph Alaimo +               Trustee     Until Retirement*  Chairman,                      26          Formerly, Director,
(72)                                                         Wayne Hummer Trust                         Wintrust Financial
399 Boylston Street                            4 years       Company                                    Corporation
Boston, MA 02116

---------------------------------------------------------------------------------------------------------------------------------

Graham T.  Allison, Jr.       Trustee     Until retirement*  Douglas Dillon                 44          Director, Taubman
(63)                                                         Professor and                              Centers, Inc.
399 Boylston Street           Contract    19 Years for the   Director of the
Boston, MA 02116             Review and    CDC Nvest Funds   Belfer Center of                           Board Member, USEC Inc.
                             Governance     Trusts; less     Science for
                             Committee     than 1 year for   International

                               Member        the Loomis      Affairs, John F.
                                            Sayles Funds     Kennedy School of
                                               Trusts        Government, Harvard
                                                             University

---------------------------------------------------------------------------------------------------------------------------------
Edward A. Benjamin            Trustee     Until Retirement*  Director,                      44          Director,
(65)                                                         Coal, Energy                               Precision Optics
399 Boylston Street            Audit      Less than 1 year   Investments &                              Corporation
Boston, MA 02116             Committee                       Management, LLC;                           (optics manufacturer)
                               Member                        formerly, Partner,
                                                             Ropes & Gray (law
                                                             firm) until 1999
---------------------------------------------------------------------------------------------------------------------------------


                                            Term of Office                              Number of
                           Position(s)      and Length of        Principal            Portfolios in
  Name, Age and             Held with           Time            Occupation(s)          Fund Complex      Other Directorships
     Address                  Funds            Served        During Past 5 Years         Overseen               Held
---------------------------------------------------------------------------------------------------------------------------------
Daniel M.  Cain               Trustee     Until retirement*  President and CEO,             44          Trustee, Universal
(58)                                                         Cain Brothers &                            Health Realty Income
452 Fifth Avenue            Chairman of    7 years for the   Company, Incorporated                      Trust
New York, NY 10018           the Audit     CDC Nvest Funds   (investment banking)
                             Committee      Trusts; less                                                Director, PASC
                                           than 1 year for
                                             the Loomis
                                            Sayles Funds
                                               Trusts

---------------------------------------------------------------------------------------------------------------------------------
Paul G. Chenault              Trustee     Until Retirement*  Retired; Trustee of            44          Director, Mailco Office
(69)                                      Less than 1 year   Variable Investment                        Products, Inc.
5852 Pebble Beach Way         Contract       for the CDC     Series Trust
San Luis Obispo, CA          Review and      Nvest Funds
93401-8270                   Governance    Trusts; 4 years
                             Committee     for the Loomis
                                            Sayles Funds
                                               Trusts

---------------------------------------------------------------------------------------------------------------------------------
Kenneth J.  Cowan (71)        Trustee     Until retirement*  Retired                        44          None
399 Boylston Street

Boston, MA  02116           Chairman of   28 years for the
                                the        CDC Nvest Funds
                              Contract      Trusts; less
                             Review and    than 1 year for
                             Governance      the Loomis
                             Committee      Sayles Funds

                                               Trusts

---------------------------------------------------------------------------------------------------------------------------------
Richard Darman (60)           Trustee     Until retirement*  Partner, The Carlyle           44          Director and Chairman,
399 Boylston Street                                          Group (investments);                       AES Corporation
Boston, MA  02116             Contract     7 years for the   Chairman of Board of
                             Review and    CDC Nvest Funds   Directors of AES
                             Governance     Trusts; less     Corporation
                             Committee     than 1 year for   (international power
                               Member        the Loomis      company); formerly,
                                            Sayles Funds     Professor, John F.
                                               Trusts        Kennedy School of
                                                             Government, Harvard
                                                             University

---------------------------------------------------------------------------------------------------------------------------------


                                              Term of Office                              Number of
                           Position(s)        and Length of        Principal            Portfolios in
  Name, Age and             Held with             Time            Occupation(s)          Fund Complex      Other Directorships
     Address                  Funds              Served        During Past 5 Years         Overseen               Held
-----------------------------------------------------------------------------------------------------------------------------------
Sandra O.  Moose (61)         Trustee       Until retirement*  Senior Vice President          44          Director, Verizon
One Exchange Place                                             and Director, The                          Communications
Boston, MA  02109              Audit        21 years for the   Boston Consulting
                             Committee       CDC Nvest Funds   Group, Inc.                                Director, Rohm and Haas
                               Member         Trusts; less     (management                                Company
                                             than 1 year for   consulting)
                                               the Loomis
                                              Sayles Funds
                                                 Trusts

-----------------------------------------------------------------------------------------------------------------------------------
John A.  Shane (70)           Trustee       Until retirement*  President, Palmer              44          Director, Gensym
200 Unicorn Park Drive                                         Service Corporation                        Corporation
Woburn, MA  01801                           21 years for the   (venture capital
                              Contract       CDC Nvest Funds   organization)                              Director, Overland
                             Review and       Trusts; less                                                Storage, Inc.
                             Governance      than 1 year for
                             Committee         the Loomis                                                 Director, Abt
                               Member         Sayles Funds                                                Associates Inc.
                                                 Trusts

-----------------------------------------------------------------------------------------------------------------------------------
Pendleton P.  White (72)      Trustee       Until retirement*  Retired                        44          None
6 Breckenridge Lane
Savannah, GA  31411           Contract      22 years for the
                             Review and      CDC Nvest Funds
                             Governance       Trusts; less
                             Committee       than 1 year for
                               Member          the Loomis
                                              Sayles Funds
                                                 Trusts

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Blanding/1/      CEO, Loomis       Not Applicable    President, Chairman,           44          N/A
(56)                     Sayles Funds II;                      Director and Chief
555 California Street     President and     less than 1 year   Executive Officer,
San Francisco, CA  94104   CEO, Loomis                         Loomis Sayles; Chief
                          Sayles Funds I                       Executive Officer -
                                                               Loomis Sayles Funds
                            Trustee                            II; President and CEO
                                                               - Loomis Sayles Funds I

-----------------------------------------------------------------------------------------------------------------------------------
John T.  Hailer/2/ (42)  President and CEO   Not Applicable    President and Chief            44          None
399 Boylston Street      of the CDC Nvest                      Executive Officer,
Boston, MA 02116           Funds Trusts      3 Years for the   CDC IXIS Asset
                          Executive Vice     CDC Nvest Funds   Management
                        President, Loomis     Trusts; less     Distributors, L.P.;
                         Sayles Funds I;     than 1 year for   Executive Vice President
                        President, Loomis      the Loomis      Loomis Sayles Funds I;
                         Sayles Funds II      Sayles Funds     President - Loomis
                                                Trusts         Sayles Funds II;
                            Trustee                            formerly, Senior Vice
                                                               President, Fidelity
                                                               Investments

-----------------------------------------------------------------------------------------------------------------------------------


                                            Term of Office                              Number of
                           Position(s)      and Length of        Principal            Portfolios in
  Name, Age and             Held with           Time            Occupation(s)          Fund Complex      Other Directorships
     Address                  Funds            Served        During Past 5 Years         Overseen               Held
---------------------------------------------------------------------------------------------------------------------------------
Peter S.  Voss3 (56)        Chairman of    Not Applicable    Director, President            44          Trustee, Harris
399 Boylston Street          the Board;                      and Chief Executive                        Associates Investment
Boston, MA  02116             Trustee     11 years for the   Officer, CDC IXIS                          Trust4
                                           CDC Nvest Funds   Asset Management

                                            Trusts; less     North America, L.P.
                                           than 1 year for
                                             the Loomis
                                            Sayles Funds

                                               Trusts

---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------------------
Nicholas H. Palmerino (38)   Treasurer     Not Applicable    Senior Vice                    N/A         N/A
399 Boylston Street                                          President, CDC IXIS
Boston, MA 02116                                             Asset Management
                                                             Services, Inc.;
                                                             Senior Vice
                                                             President, CDC IXIS
                                                             Asset Management
                                                             Advisers, L.P.;
                                                             formerly, Vice
                                                             President, Loomis,
                                                             Sayles & Company, L.P.
---------------------------------------------------------------------------------------------------------------------------------
John E. Pelletier (39)       Secretary     Not Applicable    Senior Vice                    N/A         N/A
399 Boylston Street          and Clerk                       President, General
Boston, MA 02116                                             Counsel, Secretary
                                                             and Clerk, CDC IXIS
                                                             Distribution
                                                             Corporation; Senior
                                                             Vice President,
                                                             General Counsel,
                                                             Secretary and
                                                             Clerk, CDC IXIS
                                                             Asset Management
                                                             Distributors, L.P.;
                                                             Senior Vice
                                                             President, General
                                                             Counsel, Secretary
                                                             and Clerk, CDC IXIS
                                                             Asset Management
                                                             Advisers, L.P.;
                                                             Executive Vice
                                                             President, General
                                                             Counsel, Secretary,
                                                             Clerk, and
                                                             Director, CDC IXIS
                                                             Asset Management
                                                             Services, Inc.

---------------------------------------------------------------------------------------------------------------------------------
+Mr. Alaimo is a Trustee of Loomis Sayles Funds I and Loomis Sayles Funds II,
but not of the CDC Nvest Funds Trusts.

*All Trustees serve until retirement, resignation or removal from the Board. The current retirement age is 72. Messrs. Alaimo and White are expected to retire by December 31, 2003.

/1/ Mr. Blanding is deemed an "interested person" of Loomis Sayles Funds I and Loomis Sayles Funds II because he holds the following positions with affiliated persons of the Trusts: President, Chairman, Director and Chief Executive Officer of Loomis, Sayles & Company, L.P. ("Loomis Sayles").

/2/ Mr. Hailer is an "interested person" of the Loomis Sayles Funds I and Loomis Sayles Funds II because he holds the following positions with affiliated persons of the Trusts: Director and Executive Vice President of CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"); and President and Chief Executive Officer of CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers").

/3/ Mr. Voss is an "interested person" of the Loomis Sayles Funds I and Loomis Sayles Funds II because he holds the following positions with affiliated persons of the Trusts: Director of CDC IXIS Asset Management Services, Inc. ("CIS"); Director of CDC IXIS Distribution Corporation; Director and Chairman of CDC IXIS Asset Management Associates Inc.; Director of AEW Capital Management, Inc; Director of Harris Associates, Inc; Director of Loomis, Sayles & Company, Inc.; Director of Reich & Tang Asset Management Inc.; Director of Westpeak Investment Advisors, Inc.; Director of Vaughan, Nelson, Scarborough & McCullough, Inc.; Director, Hansberger Group, Inc.; Member, Board of Managers, Harris Alternatives L.L.C.; and Director and Member of the Executive Board of CDC IXIS Asset Management.

/4/ As of January 30, 2003, Harris Associates Investment Trust had seven series that were overseen by its Board of Trustees.

         Each person listed above holds the same position(s) with the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts except as noted above. Previous positions during the past five years with CDC IXIS Asset Management Distributors, L.P., CDC IXIS Advisers or Loomis Sayles are omitted, if not materially different from a trustee's or officer's current position with such entity. As indicated below under "Trustee Fees," each of the Trusts' trustees is also a trustee of certain other investment companies for which the Distributor acts as principal underwriter.

Standing Board Committees

        The trustees have delegated certain authority to the Audit Committee and Contract Review and Governance Committee. Prior to the unification of the board, the Board of Trustees of the Loomis Sayles Funds Trusts included three committees: Audit Committee, Contract Review Committee and Nominating and Governance Committee. During 2002, each of these committees (then committees of the Loomis Sayles Funds Trusts) met twice.

        The CDC Nvest and Loomis Sayles Funds Trusts have two standing Board Committees. The Contract Review and Governance Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to advisory, subadvisory and distribution arrangements, potential conflicts of interest between the adviser and the trusts, and governance matters relating to the trusts. During the fiscal year ended December 31, 2002 (January 31, 2003 for CDC Nvest Companies Trust I), this Committee (then a committee of the CDC Nvest Funds Trusts) held five (5) meetings.

        The Audit Committee of the Trusts is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Trusts' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and policies, SEC and Treasury regulations as well as operational issues relating to the transfer agent and custodian. During the fiscal year ended December 31, 2002 (January 31, 2003 for CDC Nvest Companies Trust I) this Committee (then a committee of the CDC Nvest Funds Trusts) held four (4) meetings.

        The membership of each committee is as follows:

         Audit Committee                Contract Review and Governance Committee
         ---------------                ----------------------------------------
         Daniel M. Cain - Chairman      Kenneth J. Cowan - Chairman
         Sandra O. Moose                Graham T. Allison, Jr.
         Edward A. Benjamin             Richard Darman
                                        Pendleton P. White
                                        John A. Shane
                                        Paul G. Chenault

Trustee Fees

         The Trusts pay no compensation to their officers or to their trustees who are Interested Trustees.

         Each Independent Trustee, except Joseph Alaimo, receives, in the aggregate, a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $7,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Committee meetings per year.

         Mr. Alaimo, who is a Trustee of the Loomis Sayles Funds Trusts but not the CDC Nvest Funds Trusts, is compensated at the rate of $5,000 for each meeting of the Board of Trustees that he attends. In addition, he receives an annual retainer of $20,000. These fees are allocated among the mutual fund portfolios in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund.

         Each Trustee is compensated $1,750 per Committee meeting that he or she attends in excess of four per year. In addition, for oversight of the AEW Real Estate Income Fund each Trustee receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000. Furthermore, each committee chairman receives an additional retainer fee (beyond the $2,000 fee) at the annual rate of $1,000. The retainer fees assume four Committee meetings per year. Each Trustee is compensated $200 per Committee meeting that he or she attends in excess of four per year. These fees are allocated among the mutual fund portfolios in the Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund.

         During the fiscal year ended December 31, 2002 for CDC Nvest Funds Trust I, II and III the trustees of the trusts received the amounts set forth in the following table for serving as a trustee of the trusts and for also serving as trustees of the CDC Nvest Cash Management Trust-Money Market Series and CDC Nvest Tax Exempt Money Market Trust:

-------------------------------------------------------------------------------
                            Aggregate          Aggregate          Aggregate
                          Compensation       Compensation        Compensation
                            from CDC           from CDC            from CDC
                           Nvest Funds        Nvest Funds        Nvest Funds
                            Trust 1*           Trust II*         Trust III*
-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------
Graham T.  Allison, Jr.      $48,226            $10,607            $5,596
-------------------------------------------------------------------------------
Edward A. Benjamin**         $0                 $0                 $0
-------------------------------------------------------------------------------
Daniel M.  Cain              $49,271            $10,855            $5,831
-------------------------------------------------------------------------------
Kenneth J.  Cowan            $52,619            $11,547            $6,005
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            Aggregate          Aggregate          Aggregate
                          Compensation       Compensation        Compensation
                            from CDC           from CDC            from CDC
                           Nvest Funds        Nvest Funds        Nvest Funds
                            Trust 1*           Trust II*         Trust III*
-------------------------------------------------------------------------------
Paul G. Chenault**           $0                 $0                 $0
-------------------------------------------------------------------------------
Richard Darman               $49,334            $10,823            $5,616
-------------------------------------------------------------------------------
Sandra O.  Moose             $45,987            $10,131            $5,442
-------------------------------------------------------------------------------
John A.  Shane               $45,987            $10,131            $5,442
-------------------------------------------------------------------------------
Pendleton P.  White          $49,334            $10,823            $5,616
-------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------
Peter S.  Voss               $0                 $0                 $0
-------------------------------------------------------------------------------
John T.  Hailer              $0                 $0                 $0
-------------------------------------------------------------------------------
Robert J. Blanding           $0                 $0                 $0
-------------------------------------------------------------------------------

         During the fiscal year ended January 31, 2003 for CDC Nvest Companies Trust I and AEW Real Estate Income Fund, the trustees of these trusts received the amounts set forth in the following table for serving as trustee of the trusts:

-----------------------------------------------------------------------------
                          Aggregate Compensation     Aggregate Compensation
    Name of Trustee      from CDC Nvest Companies    from AEW Real Estate
                                Trust I*                 Income Fund*
-----------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
Graham T. Allison, Jr.             $904                      $1,285
-----------------------------------------------------------------------------
Edward A. Benjamin**                $0                         $0
-----------------------------------------------------------------------------
Daniel M. Cain                     $941                      $1,887
-----------------------------------------------------------------------------
Paul G. Chenault**                  $0                          0
-----------------------------------------------------------------------------
Kenneth J. Cowan                   $968                      $1,887
-----------------------------------------------------------------------------
Richard Darman                     $905                      $1,660
-----------------------------------------------------------------------------
Sandra O. Moose                    $878                      $1,285
-----------------------------------------------------------------------------
John A. Shane                      $878                      $1,660
-----------------------------------------------------------------------------
Pendleton P. White                 $905                      $1,660
-----------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------
Peter S.  Voss                      $0                         $0
-----------------------------------------------------------------------------
John T.  Hailer                     $0                         $0
-----------------------------------------------------------------------------
Robert J. Blanding                  $0                         $0
-----------------------------------------------------------------------------

         * Amounts include payments deferred by Trustees for January 2003. The total amount of deferred compensation for all periods through January 2003 accrued for the Trustees follows: Allison ($789,587); Cain ($119,353); Cowan ($153,462) and Darman ($165,158).

         ** Messrs. Benjamin and Chenault became Trustees of the CDC Nvest Funds Trusts in May 2003 and received no compensation from these trusts for the fiscal year ended December 31, 2002.

         During the fiscal year ended September 30, 2002 for Loomis Sayles Funds II, the Trustees of the trust received the amounts set forth in the following table for serving as Trustee of the trust:

-----------------------------------------------------------------------------
                                               Aggregate Compensation
Name of Trustee                             from Loomis Sayles Funds II*
-----------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
Joseph Alaimo                                         $21,250
-----------------------------------------------------------------------------
Graham T. Allison, Jr.                                  $0
-----------------------------------------------------------------------------
Edward A. Benjamin                                      $0
-----------------------------------------------------------------------------
Daniel M. Cain                                          $0
-----------------------------------------------------------------------------
Paul G. Chenault                                      $21,250
-----------------------------------------------------------------------------
Kenneth J. Cowan                                        $0
-----------------------------------------------------------------------------
Richard Darman                                          $0
-----------------------------------------------------------------------------
Sandra O. Moose                                         $0
-----------------------------------------------------------------------------
John A. Shane                                           $0
-----------------------------------------------------------------------------
Pendleton P. White                                      $0
-----------------------------------------------------------------------------
                                                        $0

-----------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------
Peter S. Voss                                           $0
-----------------------------------------------------------------------------
John T. Hailer                                          $0
-----------------------------------------------------------------------------
Robert J. Blanding                                      $0
-----------------------------------------------------------------------------

* On October 15, 2002, new members of the Board of Trustees for the Loomis Sayles Funds Trusts were elected to succeed Messrs. Fuss, Holway and Murray. The newly elected Trustees, Robert J. Blanding (Interested Trustee) and Edward A. Benjamin (Disinterested Trustee), received no compensation from this trust during the fiscal year ended September 30, 2002. Messrs. Holway and Murray, who served as Trustees of the trust until October 15, 2002, received $21,250 in compensation from the trust during the fiscal year ended September 30, 2003. Mr. Fuss, who also served as a Trustee until October 15, 2002, received no compensation from the trust.

         The following table sets forth, as applicable, pension or retirement benefits accrued as part of fund expenses, as well as estimated annual retirement benefits and total compensation paid to Trustees by trusts in the CDC Nvest Funds Trusts and Loomis Sayles Funds Trusts:

-----------------------------------------------------------------------------
                                                                 Total
                          Pension or                          Compensation
                          Retirement                              from
                           Benefits         Estimated     the CDC Nvest Funds
                          Accrued as         Annual        Trusts and Loomis
                         Part of Fund     Benefits Upon         Sayles
   Name of Trustee        Expenses         Retirement        Funds Trusts+*
-----------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------
Graham T. Allison, Jr.       $0               $0               $74,535
-----------------------------------------------------------------------------
Edward A. Benjamin**         $0               $0
-----------------------------------------------------------------------------
Daniel M. Cain               $0               $0               $76,887
-----------------------------------------------------------------------------
Kenneth J. Cowan             $0               $0               $81,637
-----------------------------------------------------------------------------
Paul G. Chenault**           $0               $0               $21,250
-----------------------------------------------------------------------------
Richard Darman               $0               $0               $76,410
-----------------------------------------------------------------------------
Sandra O. Moose              $0               $0               $71,285
-----------------------------------------------------------------------------
John A. Shane                $0               $0               $71,660
-----------------------------------------------------------------------------
Pendleton P. White           $0               $0               $76,410
-----------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------
Peter S. Voss                $0               $0               $0
-----------------------------------------------------------------------------
John T. Hailer               $0               $0               $0
-----------------------------------------------------------------------------
Robert J. Blanding           $0               $0               $0
-----------------------------------------------------------------------------

*Amounts include payments deferred by trustees for 2002. The total amount of deferred compensation for all periods through December 31, 2002 accrued for the trustees is as follows: Allison ($789,587); Cain ($119,353); Cowan ($153,462) and Darman ($165,158).

** Messrs. Benjamin and Chenault became Trustees of trusts in the CDC Nvest Funds Trusts in May 2003 and received no compensation from these trusts for the fiscal year ended December 31, 2002.

+ Total Compensation represents amounts paid during 2002 to a trustee for serving on the board of trustees of seven (7) trusts with a total of twenty-one
(21) funds as of December 31, 2002. The Trustees did not receive any compensation from Loomis Sayles Funds I as of September 30, 2002.

          The Funds provide no pension or retirement benefits to trustees, but have adopted a deferred payment arrangement under which each trustee may elect not to receive fees from the Funds on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the trustee on the normal payment date for such fees. As a result of this arrangement, each trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

         At August 20, 2003, the officers and trustees of the Trusts collectively owned less than 1% of the then outstanding shares of each Fund, except that the officers and trustees of the Trust owned beneficially 21.46% of the Loomis Sayles Research Fund. The amount includes shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") or the Loomis Sayles Funded Pension Plan (the "Pension Plan").

         As of August 20, 2003, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 35.31% of the Loomis Sayles Growth Fund, 8.38% of the Loomis Sayles International Equity Fund, 28.99% of the Loomis Sayles Investment Grade Bond Fund, and 13.64% of the Loomis Sayles Research Fund.

         As of July 31, 2003 the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 7.33% of the Loomis Sayles Growth Fund, 14.31% of the Loomis Sayles International Equity Fund, and 62.53% of the Loomis Sayles Research Fund.

         The trustee of the Pension Plan and Profit Sharing Plan is Charles Schwab Trust Company. The Pension Plan's Advisory /Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are Robert Ix, John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, Vincent Stanton, Paul Sherba and Kurt Wagner. Except for Timothy Hunt, John DeBeer and Vincent Stanton, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

         As of December 31, 2002, the trustees had the following ownership in the Funds:

                                                                                                                  Aggregate Dollar
                                                                                                                   Range of Equity
                                                                                                                  Securities in All
                                                                                                                     Registered
                                                                                                                Investment Companies
                                                                                                                 Overseen by Trustee
                                                                                                                     in Family of
                                                                                                                      Investment
                                                                                                                      Companies*
                                                                                                                      ----------
INDEPENDENT TRUSTEES

Joseph Alaimo                        Intermediate Duration Fixed Income                                                    E
                                     Fund - E

Graham T. Allison Jr.                AEW Real Estate Fund - E                  Star Advisers Fund - E                      E
                                     Targeted Equity Fund - E

Edward A. Benjamin                                                                                                         A

Daniel M. Cain                       Star Small Cap Fund - D                                                               D

Paul G. Chenault                     Research Fund - B                                                                     B

Kenneth J. Cowan                     AEW Real Estate Fund - C                  Core Plus Bond Fund - C                     E
                                     Government Securities Fund - B            Capital Growth Fund - B
                                     High Income Fund - B                      Growth and Income Fund - B
                                     Limited Term U.S. Government Fund - B     Large Cap Growth Fund - B
                                     Small Cap Growth Fund - B                 Short Term Bond Fund - E
                                     Star Small Cap Fund - B                   Star Advisers Fund - C
                                     Star International Fund - B               Star Value Fund - C
                                     Targeted Equity Fund - C                  Strategic Income Fund - C
                                     Focused Value Fund - B

Richard Darman                       Star Advisers Fund - D                    Star International Fund - D                 E
                                     Targeted Equity Fund - D

Sandra O. Moose                      Star Advisers Fund - E                                                                E

John A. Shane                        A                                                                                     A

                                                                                                                  Aggregate Dollar
                                                                                                                   Range of Equity
                                                                                                                  Securities in All
                                                                                                                     Registered
                                                                                                                Investment Companies
                                                                                                                 Overseen by Trustee
                                                                                                                     in Family of
                                                                                                                      Investment
                                                                                                                      Companies*
                                                                                                                      ----------
INDEPENDENT TRUSTEES

Pendleton P. White                   Growth and Income Fund - B                High Income Fund - B                        B

                                     Star International Fund - B


                                                                                                       Aggregate Dollar
                                                                                                        Range of Equity
                                                                                                       Securities in All
                                                                                                          Registered
                                                                                                     Investment Companies
                                                                                                      Overseen by Trustee
                                                                                                          in Family of
                                                                                                           Investment
                                                                                                           Companies*
                                                                                                           ----------
Name of Trustee                Dollar Range of Equity Securities in the Fund(s)*

INDEPENDENT TRUSTEES

Robert J. Blanding             Institutional High Income Fund - C                                               E

                               Aggressive Growth Fund - C

                               Growth Fund - E

                               Loomis Sayles International Equity Fund - C

                               Investment Grade Bond Fund - B

                               Research Fund - E

                               Small Cap Growth Fund - E

                               Small Cap Value Fund - E

                               Value Fund - C

John T. Hailer                 Growth and Income Fund - C                                                       D
                               Star Growth Fund - C

Peter Voss                     AEW Real Estate Fund - E                                                         E



*  A.  None
   B. $1 - 10,000
   C. $10,001 - $50,000
   D. $50,001 - $100,000
   E. over $100,000


Advisory and Subadvisory Agreements
-----------------------------------


Each Fund's advisory agreement with CDC IXIS Advisers (with AEW Management and Advisors, L.P. ("AEW") in the case of the AEW Real Estate Fund, with Capital Growth Management Limited Partnership ("CGM") in the case of Targeted Equity Fund and with Loomis Sayles & Company, L.P. ("Loomis Sayles") in the case of High Income Fund, Limited Term U.S. Government Fund, Strategic Income Fund (the "Income Funds"), Municipal Income Fund (the "Tax Free Income Fund"), Growth Fund, Loomis Sayles International Equity Fund, Research Fund (the Loomis Sayles Equity Funds), and Investment Grade Bond Fund (the "Loomis Sayles Fixed Income Fund")), provides that the adviser will furnish or pay the expenses of the applicable Fund for office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services. The adviser is responsible for obtaining and evaluating such economic, statistical and financial data and information and performing such additional research as is necessary to manage each Fund's assets in accordance with its investment objectives and policies.


Each Fund pays all expenses not borne by its adviser or subadviser(s) including, but not limited to, the charges and expenses of the Fund's custodian and transfer agent, independent auditors and legal counsel for the Fund and the Trusts' Independent Trustees, 12b-1 fees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing reports to shareholders and the compensation of trustees who are not directors, officers or employees of the Fund's adviser, subadviser(s) or their affiliates, other than affiliated registered investment companies. In the case of Funds with Class Y shares, certain expenses may be allocated differently among the Fund's Classes A, B and C shares, on the one hand, and Class Y shares on the other hand. (See "Description of the Trust and Ownership of Shares.")


Each Fund's advisory agreement (except in the case of AEW Real Estate Fund, Targeted Equity Fund, the Income Funds, Tax Free Income Funds, Loomis Sayles Equity Funds and Loomis Sayles Fixed Income Fund) and, where applicable, each Fund's subadvisory agreement(s), provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. CDC Nvest Funds Trust II and CDC Nvest Funds Trust III have received an exemptive order from the SEC that permits CDC IXIS Advisers to amend existing subadvisory agreements, where applicable, when approved by the relevant Fund's Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without obtaining shareholder approval, if approved by the relevant Trust's Board of Trustees. Before a CDC Nvest Fund can begin to rely on the exemptions described above, a majority of the shareholders of the Fund must approve the ability of the Fund to rely on the exemptive order. Certain CDC Nvest Funds have already received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Each advisory and subadvisory agreement may be terminated without penalty by vote of the Board of Trustees of the relevant Trust or by vote of a majority of the outstanding voting securities of the relevant Fund, upon 60 days' written notice, or by the Fund's adviser upon 90 days' written notice, and each terminates automatically in the event of its assignment (as defined in the 1940
Act). In addition, each agreement with Loomis Sayles will automatically terminate if its relevant Trust or Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the Trust or Loomis Sayles. Each subadvisory agreement also may be terminated by the subadviser upon 90 days' notice and automatically terminates upon termination of the related advisory agreement.

Each advisory and subadvisory agreement provides that the adviser or subadviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


In addition to serving as investment adviser to each series of Loomis Sayles Funds II (formerly, "Loomis Sayles Funds"), Loomis Sayles acts as investment adviser to each series of Loomis Sayles Funds I (formerly, "Loomis Sayles Investment Trust"), a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

CDC IXIS Advisers oversees the portfolio management services provided to their Funds by each of their subadvisers and provides certain administrative services. Subject to the review of the Board of Trustees, CDC IXIS Advisers monitors each subadviser to assure that the subadviser is managing a Fund's assets consistently with the Fund's investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, CDC IXIS Advisers and CIS also provide subadvised Funds with administrative services which include, among other things, day-to-day administration of matters related to the Fund's existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund's registration statement under federal and state laws. In the case of the Income and Tax Free Income Funds, which are directly advised by Loomis Sayles, CDC IXIS Advisers provides various administrative services to the Core Plus Bond Fund, Government Securities Fund and Massachusetts Tax Free Income Fund. In addition, CDC IXIS Advisers does not determine what investments will be purchased or sold for any Fund. Because each subadviser manages its portfolio independently from the others, the same security may be held in two or more different Funds (or segments of a Star Fund) or may be acquired for one Fund (or segment of a Star
Fund) at a time when the subadviser of another Fund (or segment) deems it appropriate to dispose of the security from that other Fund (or segment). Similarly, under some market conditions, one or more of the subadvisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another subadviser or subadvisers believe continued exposure to the broader securities is appropriate. Because each subadviser directs the trading for its segment or segments of a Star Fund, and does not aggregate its transactions with those of the other subadvisers, a Star Fund may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Star Fund.

CDC IXIS Advisers may terminate any subadvisory agreement without shareholder approval. In such case, CDC IXIS Advisers will either enter into an agreement with another subadviser to manage the Fund or Star Fund segment or allocate the segment's assets among the other segments of the Star Fund.

Under each advisory agreement with Loomis Sayles, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.


As described in the Prospectuses, Loomis Sayles has agreed to certain additional contractual arrangements to limit certain Fund's expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.


Board Approval of the Existing Advisory and Subadvisory Agreements

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund's advisory and subadvisory agreements at most of its meetings throughout the year. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees is conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees. The advisory and subadvisory agreements of the Funds are reviewed each year by the Board of Trustees to determine whether the agreements should be renewed for an additional one-year period. Renewal of the agreements requires the majority vote of the Board of Trustees, including a majority of the Independent Trustees. The Board of Trustees consists of a majority of Independent Trustees.

In connection with their meetings, the trustees receive materials specifically relating to the existing advisory and subadvisory agreements. These materials generally include, among other items (i) information on the investment performance of the Funds, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the Funds, and (iii) the economic outlook and the general investment outlook in the markets in which the Funds invest. The Board of Trustees, including the Independent Trustees, may also consider other material facts such as (1) the adviser's and/or subadviser's results and financial condition, (2) each Fund's investment objective and strategies and the size, education and experience of the advisers' and subadvisers' investment staff and their use of technology, external research and trading cost measurement tools, (3) arrangements in respect of the distribution of the Funds' shares, (4) the procedures employed to determine the value of the Funds' assets, (5) the allocation of the Funds' brokerage, if any, including allocations to brokers affiliated with the adviser or subadviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (6) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions and policies on personal securities transactions, and (7) when applicable, the contractual fee waivers and expense reimbursements agreed to by the advisers and/or subadvisers.


The Board of Trustees most recently approved the renewal of the Trusts' advisory and subadvisory agreements at their meeting held in May 2003. On that date, the Board of Trustees also approved amendments to advisory contracts for the Income Funds, Tax Free Income Funds, Growth Fund, Loomis Sayles International Equity Fund, Research Fund and Investment Grade Bond Fund. In considering the advisory and subadvisory agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the advisory and subadvisory agreements included the following:


     [ ] the benefits to shareholders of investing in a fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services.

     [ ] whether each Fund has operated in accordance with its investment objective and its record of compliance with its investment restrictions. They also reviewed each Fund's investment performance as well as each Fund's performance relative to a peer group of mutual funds and to the performance of an appropriate index or combination of indices.

     [ ] the nature, quality, cost and extent of administrative and shareholder services performed by the advisers, subadvisers and affiliated companies, under the existing advisory and subadvisory agreements and under separate agreements covering transfer agency functions and administrative services.

     [ ] each Fund's expense ratio and expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the advisers and subadvisers relating to such limitations and the amount and nature of fees paid by shareholders. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the adviser and information compiled by an independent data service. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the adviser or subadviser, such as the engagement of affiliates of the adviser or subadviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the adviser or subadviser by reason of brokerage commissions generated by the Fund's securities transactions. In evaluating each Fund's advisory and subadvisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund.

     [ ] the level of the advisers' and subadvisers' profits in respect of the management of the Funds. The Trustees considered the profits realized by the advisers and subadvisers in connection with the operation of each Fund.

     [ ] whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.


Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory fee structures are fair and reasonable, and that the existing advisory and subadvisory agreements should be continued through May 31, 2004.


Information About the Organization and Ownership of the Advisers and Subadvisers of the Funds
--------------------------------------------------------------------------------

CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), formed in 1995, is a limited partnership whose sole general partner, CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"), is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, LLC ("CDC IXIS Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"). CDC IXIS Distribution Corporation is also the sole general partner of the Distributor and the sole shareholder of CIS, the transfer and dividend disbursing agent of the Funds. CDC IXIS Asset Management North America owns the entire limited partnership interest in each of CDC IXIS Advisers and the Distributor. CIS has subcontracted certain of its obligations as the transfer and dividend disbursing agent of the Funds to third parties.

CDC IXIS Asset Management North America is an indirect subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary investment management subsidiary of Caisse des Depots et Consignations ("CDC"). Founded in 1816, CDC is a major French diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. CDC IXIS Asset Management is owned 80% by CDC IXIS, a French investment bank that in turn is owned jointly by CDC and Eulia. Eulia, a French financial institution, is a joint venture between CDC and the Caisse Nationale des Caisses d'Epargne, an association of French savings banks. CDC owns 35% of the Caisse Nationale des Caisses d'Epargne. The remaining 20% of CDC IXIS Asset Management is owned by CNP Assurances, a leading French insurance company. CDC owns 37% of CNP Assurances. The main place of business of CDC IXIS Asset Management is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC IXIS is 26-28, rue Neuve Tolbiac, 75658 Paris Cedex 13. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Eulia and Caisse Nationale des

Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. The registered office of CDC is 56, rue de Lille, 75007 Paris, France.

CDC IXIS Asset Management North America has 1 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units.

AEW Management and Advisors, L.P. ("AEW") is a registered investment adviser whose origins date back to 1981. AEW is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P., which in turn is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in AEW. AEW is the adviser of the AEW Real Estate Fund.

Capital Growth Management, L.P. ("CGM") is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert
L. Kemp and G. Kenneth Heebner. CDC IXIS Asset Management North America owns a majority limited partnership interest in CGM. In addition to advising CDC Nvest Funds, CGM acts as investment adviser of CGM Capital Development Fund and CGM Trust and also provides investment advice to other mutual funds and other institutional and individual clients.

Fund Asset Management, L.P., doing business as Mercury Advisors ("Mercury Advisors"), was established in 1976 in order to provide investment management services for institutions and mutual funds. Mercury Advisors is affiliated with Merrill Lynch Investment Managers ("MLIM"). Mercury Advisors is a limited partnership and is an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc.

Hansberger Global Investors, Inc. ("Hansberger") was formed in 1994 and is a wholly-owned subsidiary of Hansberger Group, Inc. Hansberger specializes in global investing, managing separate portfolios and institutional mutual funds. Hansberger is an affiliated money manager of CDC IXIS Asset Management North America.

Harris Associates L.P. ("Harris Associates") was organized in 1976 to succeed to the business of a predecessor limited partnership also named Harris Associates L.P., which together with its predecessor had advised and managed mutual funds since 1976. Harris Associates is a limited partnership whose sole general partner is Harris Associates Inc., a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Harris Associates. Harris Associates also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

Loomis, Sayles & Company, L.P. ("Loomis Sayles") was organized in 1926 and is one of the oldest investment management firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who are responsible for making investment decisions for the Funds' portfolios as well as numerous other institutional and individual clients to which Loomis Sayles provides investment advice. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Loomis Sayles.

Miller Anderson is a Delaware corporation incorporated on September 19, 1990, and a wholly-owned subsidiary of Morgan Stanley. Miller Anderson conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley Investment Management, Inc. is a subadviser to the Star Growth Fund, and does business in certain instances as Miller Anderson.

RS Investment Management, L.P. ("RS Investments ") was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. and its subsidiary, RS Investments, from BankAmerica Corporation.

Salomon Brothers Asset Management Inc ("Salomon Brothers") was founded in 1987 and provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon Brothers has offices in 22 countries, research centers in six cities worldwide and employs approximately 200 investment professionals. Salomon Brothers is also one of the affiliated investment advisory entities of Citigroup Asset Management ("Citigroup").

Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson") was formed in 1970 and provides investment advisory services to foundations, university endowments, corporate retirement plans and individuals. Vaughan Nelson is a limited partnership whose sole general partner, Vaughan, Nelson, Scarborough & McCullough, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Vaughan Nelson.

Westpeak Global Advisors, L.P. ("Westpeak"), organized in 1991, provides investment management services to institutional clients. Westpeak is a limited partnership whose sole general partner, Westpeak Investment Advisors, Inc., is a wholly-owned subsidiary of CDC IXIS Holdings. CDC IXIS Asset Management North America owns the entire limited partnership interest in Westpeak.

Allocation of Investment Opportunity Among Funds and Other Investors Managed by Advisers and Subadvisers; Cross Relationships of Officers and Trustees

AEW Certain officers of AEW have responsibility for the management of other client portfolios. The other clients served by AEW sometimes invest in securities in which its subadvised Funds also invest. If the Fund and such other clients advised by AEW desire to buy or sell the same portfolio securities at about the same time, purchases and sales will be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities, which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

CGM The other investment companies and clients served by CGM sometimes invest in securities in which its subadvised Funds also invest. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund.

Hansberger Hansberger places portfolio transactions for other advisory accounts, including other mutual funds managed by Hansberger. Research services furnished by firms through which its subadvised Funds effect their securities transactions may be used by Hansberger in servicing all of its accounts; not all of such services may be used by Hansberger in connection with its subadvised Funds. In the opinion of Hansberger, it is not possible to measure separately the benefits from research services to each of the accounts (including its subadvised Funds) managed by Hansberger. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of Hansberger, such costs to its subadvised Funds will not be disproportionate to the benefits received by it on a continuing basis. If purchase or sale of securities consistent with the investment policies of the subadvised Funds and one or more of these other clients served by Hansberger is considered at or about the same time, transactions in such securities will be allocated among its subadvised Funds and such other clients pursuant to guidelines deemed fair and reasonable by Hansberger. Generally, under those guidelines, its subadvised Funds and other participating clients will be allocated securities on a prorated basis.

Harris Associates Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which its subadvised Funds may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. In situations in which advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including the time the competing accounts have had funds available for investment, the amounts of available funds, an account's cash requirements and the time the competing accounts have had investments available for sale. It is Harris Associates' policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. It is believed that the ability of the subadvised Funds to participate in larger volume transactions in this manner will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold.

Loomis Sayles Loomis Sayles has organized its business into three investment groups: The Fixed Income Group, The Equity Group and The Investment Counseling Group. The Fixed Income Group and the Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles' investment platforms sometimes invest in securities in which the Funds advised or subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

Mercury Advisors Because of different objectives or other factors, a particular security may be bought for one or more clients of Mercury Advisors or an affiliate (including Merrill Lynch) when one or more clients of Mercury Advisors or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve its subadvisee or other clients or funds for which Mercury Advisors or an affiliate acts as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of Mercury Advisors or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Miller Anderson Some securities considered for investment for its subadvised Funds may also be appropriate for other clients serviced by Miller Anderson. Miller Anderson may place a combined order for two or more accounts or Portfolios for the purchase or sale of the same security. Transactions involving combined orders are allocated in a manner deemed to be equitable. If purchases or sales of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by Miller Anderson is considered at or about the same time, transactions in such securities will be allocated among the Funds and clients in a manner deemed fair and reasonable by Miller Anderson.


RS Investments RS Investments manages some of the Funds in the CDC Nvest Funds Trusts and serves as an investment adviser or sub-adviser to other mutual funds and separate accounts. Investment decisions for its subadvised Funds and for other investment advisory clients of RS Investments and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could be bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in RS Investments' opinion is equitable to each and in accordance with the amount being purchased or sold by each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. RS Investments employs staffs of portfolio managers who draw upon a variety of resources for research information.


Salomon Brothers In addition to buying and selling securities for its Funds, Salomon Brothers buys and sells securities for other clients, and may buy or sell securities for one or more clients, including its subadvised Funds, simultaneously. In accordance with applicable law, Salomon Brothers may, but is not obliged to, combine or "bunch" orders for the same security. In order to ensure that no client account is disadvantaged in a bunched transaction, each client participates at the average share price for all of the Salomon Brothers' transactions in that security on that day for such bunched order. Securities purchased or sold in a bunched transaction generally are allocated pro-rata to participating client accounts, but may be allocated according to a different method, provided that such allocation is deemed by Salomon Brothers to be fair and equitable and consistent with Salomon Brothers' fiduciary responsibilities to its clients.

Allocation decisions may vary from transaction to transaction and depend upon factors, including but not limited to the type of investment, the number of shares purchased or sold, the size of the account, and the size of an existing security position in a client account. In the event that a pro-rata allocation would cause one or more participating accounts to receive a small number of securities so as not, in Salomon Brothers' determination, to be meaningfully beneficial to such accounts(s), Salomon Brothers may allocate the securities to client accounts in a manner determined in good faith to be fair and equitable.

Vaughan Nelson In addition to managing its Funds, Vaughan Nelson serves as investment adviser to foundations, university endowments and corporate retirement and family/individual core funds. Portfolio transactions for each client account are generally completed independently, except when decisions are made to purchase or sell the same securities for a number of client accounts simultaneously, a "blocked order". Blocked orders are averaged as to the price and are generally allocated on a pro rata basis based upon the actual purchase or sell orders placed for each security. Block orders are undertaken when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions. In this event, the transactions are averaged as to the price and allocated as to amount in accordance with the daily purchase or sale orders actually placed for each client account. Such orders are combined when possible to facilitate best execution, as well as for the purpose of negotiating more favorable brokerage commissions.

Westpeak Certain officers of Westpeak have responsibility for portfolio management for other clients (including affiliates of Westpeak), some of which may invest in securities in which its subadvisees also may invest. When these Funds and other clients desire to purchase or sell the same security at or about the same time, the purchase and sale orders are ordinarily placed and confirmed separately but may be combined to the extent practicable and allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each (or if filled over the course of more than one day, allocated randomly using algorithms generated by its trade order management system). It is believed that the ability of those clients to participate in larger volume transactions will in some cases produce better executions for these Funds. However, in some cases this procedure could have a detrimental effect on the price and amount of a security available to the Funds or the price at which a security may be sold.

Description Of the Multi-adviser Approach of the Star Funds

CDC IXIS Advisers believes that the multi-adviser approach to equity investing of the Star Funds - one that combines the varied styles of the subadvisers in selecting securities for the Funds' portfolios - offers a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that assigning portfolio management responsibility for a Fund to several subadvisers, whose varying management styles have resulted in records of success, may increase the likelihood that the Fund may produce superior results for its shareholders, with less variability of return and less risk of persistent under-performance than a fund managed by a single adviser. Of course, there is no assurance that a Fund will in fact achieve superior or less variable results over any period of time.

On a daily basis, capital activity will be allocated equally by CDC IXIS Advisers among the segments of each Star Fund. However, CDC IXIS Advisers may, subject to review of the applicable Trust's Board of Trustees, allocate net investment capital differently among any of the subadvisers. This action may be necessary if, for example, a subadviser determines that it desires no additional investment capital. Similarly, because each segment of each Fund will perform differently from the other segments of the Fund depending upon the investments it holds and changing market conditions, one segment may be larger or smaller at various times than other segments.

The Board of Trustees of the Trusts has adopted asset allocation guidelines for the Star Funds to ensure that no segment of any Star Fund becomes too large or too small relative to the other segments of that Star Fund due to performance, market conditions or other factors. CDC IXIS Advisers will generally monitor the asset allocation of the various Star Funds' segments on a monthly basis and when any one segment rises above or falls below the measures stated in the guidelines, action will generally be taken to reallocate cash flow away or towards a specific segment. CDC IXIS Advisers may, subject to the review of the Board of Trustees of the Trusts, allocate net investment capital differently among any of the subadvisers.

Distribution Agreements and Rule 12b-1 Plans

Under a separate agreement with each Fund, the Distributor serves as the principal distributor of each class of shares of the Funds. The Distributor's principal business address is 399 Boylston Street, Boston, Massachusetts 02116. Under these agreements (the "Distribution Agreements"), the Distributor conducts a continuous offering and is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing Prospectuses to persons other than shareholders. Each Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing Prospectuses to existing shareholders.

The Distributor is compensated under each agreement through receipt of the sales charges on Class A and Class C shares described below under "Net Asset Value and Public Offering Price" and is paid by the Funds the service and distribution fees described in the applicable Prospectus. The Distributor may, at its discretion, reallow the entire sales charge imposed on the sale of Class A and Class C shares of each Fund to investment dealers from time to time. The SEC is of the view that dealers receiving all or substantially all of the sales charge may be deemed underwriters of a Fund's shares.

Each Fund has adopted Rule 12b-1 plans (the "Plans") for its Classes A, B and C shares which, among other things, permit it to pay the Distributor monthly fees out of its net assets. These fees consist of a service fee and a distribution fee. Any such fees that are paid by a distributor to securities dealers are known as "trail commissions." Pursuant to Rule 12b-1 under the 1940 Act, each Plan was approved by the shareholders of each Fund, and (together with the related Distribution Agreement) by the Board of Trustees, including a majority of the Independent Trustees of the relevant Trust. (Note that certain Funds do not offer Class C shares.)

Under the Plans, each Fund pays the Distributor a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average daily net assets attributable to the Classes A, B and C shares. In the case of the Class B shares, the Distributor pays investment dealers the first year's service fee at the time of sale, in the amount of up to 0.25% of the amount invested. In the case of Class C shares, the Distributor retains the first year's service fee of 0.25% assessed against such shares. For Class A and, after the first year, for Class B and Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer, for providing personal services to investors in shares of the Fund and/or the maintenance of shareholder accounts. This service fee will accrue to securities dealers of record immediately with respect to reinvested income dividends and capital gain distributions of the Fund's Class A and Class B shares.

The service fee on Class A shares may be paid only to reimburse the Distributor for expenses of providing personal services to investors, including, but not limited to, (i) expenses (including overhead expenses) of the Distributor for providing personal services to investors in connection with the maintenance of shareholder accounts and (ii) payments made by the Distributor to any securities dealer or other organization (including, but not limited to, any affiliate of the Distributor) with which the Distributor has entered into a written agreement for this purpose, for providing personal services to investors and/or the maintenance of shareholder accounts, which payments to any such organization may be in amounts in excess of the cost incurred by such organization in connection therewith.

Prior to 1993, reimbursable expenses of the Distributor could be carried forward for reimbursement in future years. Subsequently, the Class A Plan for each Fund was amended to stop allowing new sums to be carried forward and the Distributor was only permitted to carry forward sums that had already accrued. The amounts of unreimbursed Class A expenses carried over into 2003 from previous plan years were as follows:

               Fund                    Amount Carried Forward    Amendment Date*
               ----                    ----------------------    ---------------
            Star Value                       $1,651,994             9/13/93
          Targeted Equity                    $2,030,882             6/01/93
          Core Plus Bond                     $1,919,349             9/13/93
          Capital Growth                     $  563,284             9/13/93
       Government Securities                 $1,583,658             9/24/93
         Municipal Income                    $1,700,600             9/13/93
     Limited Term U.S. Government            $2,272,723             9/24/93
       International Equity                  $  514,256             9/13/93


*The Amendment Date is the date that the plans were amended to stop allowing new sums to be added to the amount being carried forward.

Class A shares of Limited Term U.S. Government Fund and Massachusetts Fund pay a monthly distribution fee at an annual rate not to exceed 0.10% of each Fund's average daily net assets. This fee is payable only to reimburse the Distributor for expenses incurred in connection with the distribution of each Fund's shares, but unreimbursed expenses can be carried forward into future years.

Each Fund's Class B and Class C shares also pay the Distributor a monthly distribution fee at an annual rate not to exceed 0.75% of the average net assets of the respective Fund's Class B and Class C shares. The Distributor retains the 0.75% distribution fee assessed against both Class B and Class C shares during the first year of investment. After the first year for Class B shares, the Distributor retains the annual distribution fee as compensation for its services as distributor of such shares. After the first year for Class C shares, the Distributor may pay up to the entire amount of this fee to securities dealers who are dealers of record with respect to the Fund's shares, as distribution fees in connection with the sale of the Fund's shares on a quarterly basis, unless other arrangements are made between the Distributor and the securities dealer. As noted in the prospectus, Class B shares automatically convert into Class A shares after 8 years. This conversion from Class B to Class A shares occurs once per month for all Class B shares that reach their eighth year over the course of that particular month.

Each Plan may be terminated by vote of a majority of the relevant Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the relevant Fund. Each Plan may be amended by vote of the relevant trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in any Plan that would materially increase the fees payable thereunder by the relevant class of shares of the relevant Fund requires approval by vote of the holders of a majority of such shares outstanding. The Trusts' trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. For so long as a Plan is in effect, selection and nomination of those trustees who are Independent Trustees of the relevant Trust shall be committed to the discretion of such Trustees.


Fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and servicing efforts relating to shares of the other series of the CDC Nvest Funds Trusts or the Loomis Sayles Funds Trusts. In reporting its expenses to the trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the relevant Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class.


The Distributor has entered into selling agreements with investment dealers, including affiliates of the Distributor, for the sale of the Funds' shares. The Distributor may, at its expense, pay an amount not to exceed 0.50% of the amount invested to dealers who have selling agreements with the Distributor. Class Y shares of the Funds may be offered by registered representatives of certain affiliates who are also employees of CDC IXIS Asset Management North America and may receive compensation from each Fund's adviser or subadviser with respect to sales of Class Y shares. (Note that certain Funds do not currently offer Class Y shares.)

The Distribution Agreement for any Fund may be terminated at any time on 60 days' written notice without payment of any penalty by the Distributor or by vote of a majority of the outstanding voting securities of the relevant Fund or by vote of a majority of the Independent Trustees.

The Distribution Agreements and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Independent Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose or by a vote of a majority of the outstanding securities of a Fund (or the relevant class, in the case of the Plans).

With the exception of the Distributor, its direct and indirect parent companies and those Trustees that are not Independent Trustees, no interested person of the Trusts or any trustee of the Trusts had any direct or indirect financial interest in the operation of the Plans or any related agreement. Benefits to the Funds and their shareholders resulting from the Plans are believed to include
(1) enhanced shareholder service, (2) asset retention and (3) enhanced portfolio management opportunities and bargaining position with third party service providers and economies of scale arising from having asset levels higher than they would be if the plans were not in place.


The Distributor controls the words "CDC Nvest" in the names of the Trusts and the Funds and if it should cease to be the principal distributor of the Funds' shares, the Trusts or the affected Fund may be required to change their names and delete these words or letters. The Distributor also acts as principal distributor for CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, Loomis Sayles Funds I and certain Funds in Loomis Sayles Funds
II. The address of the Distributor is 399 Boylston Street, Boston, Massachusetts, 02116.


The portion of the various fees and expenses for Classes A, B and, with respect to certain Funds, C shares that are paid (reallowed) to securities dealers are shown below.




Income Funds

For Class A shares of the Income Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Income Funds that are paid to securities dealers are shown below:

                                                                                 Maximum               Maximum
                                   Maximum                 Maximum               First Year           First Year
                              Sales Charge Paid         Reallowance or          Service Fee          Compensation
                                 by Investors             Commission             (% of net          (% of offering
Investment                  (% of offering price)   (% of offering price)        investment)             price)
Less than  $100,000                 4.50%                   4.00%                  0.25%                 4.25%
$100,000 - $249,999                 3.50%                   3.00%                  0.25%                 3.25%
$250,000 - $499,999                 2.50%                   2.15%                  0.25%                 2.40%
$500,000 - $999,999                 2.00%                   1.70%                  0.25%                 1.95%

Investments of $1 million or more
First $3 million                     none                   1.00%(1)               0.25%                 1.25%
Excess over $3 million               none                   0.50%(1)               0.25%                 0.75%

Investments with no                  none                   0.00%                  0.25%                 0.25%
Sales Charge (2)
0.25%

Limited Term U.S. Government Fund


                                   Maximum                 Maximum                Maximum               Maximum
                              Sales Charge Paid         Reallowance or           First Year           First Year
                                 by Investors             Commission            Service Fee          Compensation
Investment                  (% of offering price)   (% of offering price)        (% of net          (% of offering
                                                                                investment)             price)
Less than  $100,000                 3.00%                   2.70%                  0.25%                 2.95%
$100,000 - $249,999                 2.50%                   2.15%                  0.25%                 2.40%
$250,000 - $499,999                 2.00%                   1.70%                  0.25%                 1.95%
$500,000 - $999,999                 1.25%                   1.00%                  0.25%                 1.25%

Investments of $1 million or more
First $3 million                     none                   1.00%(1)               0.25%                 1.25%
Excess over $3 million               none                   0.50%(1)               0.25%                 0.75%

Investments with no                  none                   0.00%                  0.25%                 0.25%
Sales Charge (2)

For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of those Funds offering Class Y shares, which are described in a separate prospectus.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Income Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Income Funds that are paid to securities dealers are shown below:

Limited Term U.S. Government Fund

                                     Maximum
                                Front-End Sales            Maximum                Maximum               Maximum
                                 Charge Paid by         Reallowance or           First Year           First Year
                                   Investors              Commission            Service Fee          Compensation
Investment                       (% of offering     (% of offering price)        (% of net          (% of offering
                                     price)                                     investment)             price)
All amounts for Class B               none                  2.75%                  0.25%                 3.00%

Class C amounts purchased             none                  1.00%                  0.00%                 1.00%
at NAV (1)
All other amounts for Class C        1.00%                  2.00%                  0.00%                 2.00%

(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Class A, B and C shares under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.

High Income, Strategic Income, Core Plus Bond and Government Securities Funds (Class B only for Government Securities Funds)


                                     Maximum
                                Front-End Sales            Maximum                Maximum               Maximum
                                 Charge Paid by         Reallowance or           First Year           First Year
                                   Investors              Commission            Service Fee          Compensation
Investment                       (% of offering     (% of offering price)        (% of net          (% of offering
                                     price)                                     investment)             price)
All amounts for Class B               none                  3.75%                  0.25%                 4.00%

Class C amounts purchased             none                  1.00%                  0.00%                 1.00%
at NAV (1)
All other amounts for Class C         none                  2.00%                  0.00%                 2.00%

Municipal Income Fund

For Class A shares of the Municipal Income Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Municipal Income Fund that are paid to securities dealers are shown below:

Municipal Income Fund

                                   Maximum                 Maximum                Maximum               Maximum
                              Sales Charge Paid         Reallowance or           First Year           First Year
                                 by Investors             Commission            Service Fee          Compensation
Investment                  (% of offering price)   (% of offering price)        (% of net          (% of offering
                                                                                investment)             price)
Less than  $100,000                 4.50%                   4.00%                  0.25%                 4.25%
$100,000 - $249,999                 3.50%                   3.00%                  0.25%                 3.25%
$250,000 - $499,999                 2.50%                   2.15%                  0.25%                 2.40%
$500,000 - $999,999                 2.00%                   1.70%                  0.25%                 1.95%

Investments of $1 million or more

First $3 million                     none                   1.00%(1)               0.25%                 1.25%
Excess over $3 million               none                   0.50%(1)               0.25%                 0.75%
Investments with no                  none                   0.00%                  0.25%                 0.25%
Sales Charge (2)

For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of those Funds offering Class Y shares, which are described in a separate prospectus.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Class A, B and C shares of the Income Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges."

The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Municipal Income Fund that are paid to securities dealers are shown below:

Municipal Income Fund

                                    Maximum
                                Front-End Sales            Maximum                  Maximum                Maximum
                                 Charge Paid by         Reallowance or             First Year             First Year
                                   Investors              Commission              Service Fee            Compensation
Investment                   (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
All amounts for Class B               none                   3.75%                    0.25%                  4.00%

Massachusetts Fund

For Class A shares of the Massachusetts Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Massachusetts Fund that are paid to securities dealers are shown below:

                                   Maximum                 Maximum                 Maximum                Maximum
                              Sales Charge Paid         Reallowance or            First Year             First Year
                                 by Investors             Commission             Service Fee            Compensation
Investment                  (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
Less than  $ 50,000                 4.25%                   3.75%                    0.25%                  4.00%
Less than  $100,000                 4.00%                   3.50%                    0.25%                  3.75%
$100,000 - $249,999                 3.50%                   3.00%                    0.25%                  3.25%
$250,000 - $499,999                 2.50%                   2.15%                    0.25%                  2.40%
$500,000 - $999,999                 2.00%                   1.70%                    0.25%                  1.95%

Investments of $1 million or more
First $3 million                     none                   1.00%(1)                 0.25%                  1.25%
Excess over $3 million               none                   0.50%(1)                 0.25%                  0.75%

Investments with no                  none                   0.00%                    0.25%                  0.25%
Sales Charge (2)

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for the Massachusetts Fund under the section entitled "Ways to Reduce or Eliminate Sales Charges."

The Class B shares service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B shares of the Massachusetts Fund that are paid to securities dealers are shown below:

                                                                       Maximum                     Maximum
                                    Maximum Reallowance              First Year                   First Year
                                       or Commission                 Service Fee                 Compensation
Investment                         (% of offering price)        (% of net investment)       (% of offering period)
All amounts for Class B                    3.75%                        0.25%                        4.00%

Equity Funds and Star Funds

For Class A shares of the Equity Funds and the Star Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Equity and Star Funds that are paid to securities dealers are shown below:

                                   Maximum                 Maximum                 Maximum                 Maximum
                              Sales Charge Paid         Reallowance or            First Year              First Year
                                 by Investors             Commission             Service Fee             Compensation
Investment                  (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
Less than  $ 50,000*                5.75%                   5.00%                    0.25%                   5.25%
Less than  $100,000                 4.50%                   4.00%                    0.25%                   4.25%
$100,000 - $249,999                 3.50%                   3.00%                    0.25%                   3.25%
$250,000 - $499,999                 2.50%                   2.15%                    0.25%                   2.40%
$500,000 - $999,999                 2.00%                   1.70%                    0.25%                   1.95%

Investments of $1 million or more
First $3 million                     none                   1.00%(1)                 0.25%                   1.25%
Excess over $3 million               none                   0.50%(1)                 0.25%                   0.75%

Investments with no                  None                   0.00%                    0.25%                   0.25%
Sales Charge (2)

* (Targeted Equity Fund only) For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Targeted Equity Fund if the total investment value of Targeted Equity Fund account after such sale is between (and including) $25,000 and $49,000.

For investments by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Code with investments of $1 million or more that have 100 or more eligible employees), the Distributor may pay a 0.50% commission for investments in excess of $3 million and up to $10 million. Those Plans with investments of over $10 million are eligible to purchase Class Y shares of the funds, which are described in a separate prospectus.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectuses for Classes A, B and C shares of the Equity Funds and the Star Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges.

The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Equity and Star Funds that are paid to securities dealers are shown below:

                                    Maximum
                                Front-End Sales             Maximum                 Maximum                 Maximum
                                 Charge Paid by         Reallowance or             First Year              First Year
                                    Investors             Commission              Service Fee             Compensation
Investment                   (% of offering price)   (% of offering price)   (% of net investment)   (% of offering price)
All amounts for Class B               none                   3.75%                    0.25%                   4.00%

Class C amounts purchased             none                   1.00%                    0.00%                   1.00%
at NAV (1)

All other amounts for Class C        1.00%                  2.00%                  0.00%                 2.00%

(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Equity Funds and Star Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges." Also refers to any Class C share accounts established prior to December 1, 2000.


Growth Fund, Loomis Sayles International Equity Fund and Research Fund+

         For Class A shares of the Loomis Sayles Funds, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Loomis Sayles Funds that are paid to securities dealers are shown below:

                                Maximum              Maximum              Maximum             Maximum
                           Sales Charge Paid      Reallowance or         First Year          First Year
                              by Investors          Commission          Service Fee         Compensation
Investment                   (% of offering       (% of offering         (% of net         (% of offering
                                 price)               price)            investment)            price)
------------------------------------------------------------------------------------------------------------
Less than $50,000                5.75%                5.00%                0.25%               5.25%
------------------------------------------------------------------------------------------------------------
50,000   $99,999                 4.50%                4.00%                0.25%               4.25%
------------------------------------------------------------------------------------------------------------
$100,000 - $249,999              3.50%                3.00%                0.25%               3.25%
------------------------------------------------------------------------------------------------------------
$250,000 - $499,999              2.50%                2.15%                0.25%               2.40%
------------------------------------------------------------------------------------------------------------
$500,000 - $999,999              2.00%                1.70%                0.25%               1.95%
------------------------------------------------------------------------------------------------------------

Investments of $1 million or more
------------------------------------------------------------------------------------------------------------
First $3 million                  None               1.00%(1)              0.25%               1.25%
------------------------------------------------------------------------------------------------------------
Excess over $3 million            None               0.50%(1)              0.25%               0.75%
------------------------------------------------------------------------------------------------------------
Investments with no               None                0.00%                0.25%               0.25%
Sales Charge (2)
------------------------------------------------------------------------------------------------------------

+ Prior to September 12, 2003, Growth Fund, Loomis Sayles International Equity Fund and Research Fund offered Institutional, Retail and Admin Classes of shares. On May 21,2003, Admin Class shares were merged into Retail Class shares; and on September 12, 2003, Retail Class shares were converted to Class A shares of the Funds. On September 12, 2003, Institutional Class shares were converted to Class Y shares of the Funds.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges."

         The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Loomis Sayles Funds that are paid to securities dealers are shown below:

                                            Maximum
                                        Front -End Sales         Maximum              Maximum             Maximum
                                         Charge Paid by       Reallowance or         First Year          First Year
                                           Investors            Commission          Service Fee         Compensation
Investment                               (% of offering       (% of offering         (% of net         (% of offering
                                             price)               price)            investment)            price)
----------------------------------------------------------------------------------------------------------------------
All amounts for Class B                       none                3.75%                0.25%               4.00%

Class C amounts purchased at NAV (1)          none                1.00%                0.00%               1.00%

All other amounts for Class C                 1.00%               2.00%                0.00%               2.00%


(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund and Loomis Sayles Research Fund under the section entitled "Ways to Reduce or Eliminate Sales Charges."

Investment Grade Bond Fund+

         For Class A shares of the Investment Grade Bond Fund, the service fee is payable only to reimburse the Distributor for amounts it pays in connection with providing personal services to investors and/or maintaining shareholder accounts. The portion of the various fees and expenses for Class A shares of the Income Funds that are paid to securities dealers are shown below:

                                Maximum               Maximum              Maximum             Maximum
                           Sales Charge Paid       Reallowance or         First Year          First Year
                              by Investors           Commission          Service Fee         Compensation
                            (% of offering        (% of offering         (% of net         (% of offering
Investment                      price)                price)             investment)            price)
----------                 ------------------     ---------------        ------------       --------------
Less than  $100,000              4.50%                 4.00%                0.25%               4.25%
$100,000 - $249,999              3.50%                 3.00%                0.25%               3.25%
$250,000 - $499,999              2.50%                 2.15%                0.25%               2.40%
$500,000 - $999,999              2.00%                 1.70%                0.25%               1.95%

Investments of $1 million
or more

First $3 million                  none                1.00%(1)              0.255               1.25%
Excess over $3 million            none                0.50%(1)              0.25%               0.75%

Investments with no               none                 0.00%                0.25%               0.25%
Sales Charge (2)
0.25%

+ Prior to September 12, 2003, Investment Grade Bond Fund offered Institutional, Retail and Admin Classes of shares. On May 21,2003, Admin Class shares were merged into Retail Class shares; and on September 12, 2003, Retail Class shares were converted to Class A shares of the Funds. On September 12, 2003, Institutional Class shares were converted to Class Y shares of the Funds.

(1) These commissions are not payable if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months.

(2) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Loomis Sayles Funds under the section entitled "Ways to Reduce or Eliminate Sales Charges."

         The Class B and Class C service fees are payable regardless of the amount of the Distributor's related expenses. The portion of the various fees and expenses for Class B and Class C shares of the Loomis Sayles Funds that are paid to securities dealers are shown below:

                                 Maximum
                             Front -End Sales         Maximum              Maximum             Maximum
                              Charge Paid by       Reallowance or         First Year          First Year
                                Investors            Commission          Service Fee         Compensation
                              (% of offering       (% of offering         (% of net         (% of offering
Investment                        price)               price)            investment)            price)
----------                   -----------------     --------------        ------------       --------------
All amounts for Class B            None                3.75%                0.25%               4.00%

Class C amounts purchased          None                1.00%                0.00%               1.00%
at NAV (1)
All other amounts for             1.00%                2.00%                0.00%               2.00%
Class C

(1) Refers to any investments made by investors not subject to a sales charge as described in the Prospectus for Classes A, B and C shares of the Investment Grade Bond Fund under the section entitled "Ways to Reduce or Eliminate Sales Charges."

All Funds

Each transaction receives the net asset value next determined after an order is received on sales of each class of shares. The sales charge is allocated between the investment dealer and the Distributor. The Distributor receives the Contingent Deferred Sales Charge (the "CDSC"). Proceeds from the CDSC on Class A and C shares are paid to the Distributor and are used by the Distributor to defray the expenses for services the Distributor provides the Trusts. Proceeds from the CDSC on Class B shares are paid to the Distributor and are remitted to FEP Capital, L.P. to compensate FEP Capital, L.P. for financing the sale of Class B shares pursuant to certain Class B financing and servicing agreements between the Distributor and FEP Capital, L.P. The Distributor may, at its discretion, pay (reallow) the entire sales charge imposed on the sale of Class A or Class C shares to investment dealers from time to time.

For new amounts invested at net asset value by an eligible governmental authority, the Distributor may, at its expense, pay investment dealers a commission of 0.025% of the average daily net assets of an account at the end of each calendar quarter for up to one year. These commissions are not payable if the purchase represents the reinvestment of redemption proceeds from any other CDC Nvest Fund or if the account is registered in street name.

The Distributor may at its expense provide additional concessions to dealers who sell shares of the Funds, including: (i) full reallowance of the sales charge of Class A or Class C shares, (ii) additional compensation with respect to the sale of Class A, B and C shares and (iii) financial assistance programs to firms who sell or arrange for the sale of Fund shares including, but not limited to, remuneration for: the firm's internal sales contests and incentive programs, marketing and sales fees, expenses related to advertising or promotional activity and events, and shareholder record keeping or miscellaneous administrative services. Payment for travel, lodging and related expenses may be provided for attendance at Fund seminars and conferences, e.g., due diligence meetings held for training and educational purposes. The payment of these concessions and any other compensation offered will conform with state and federal laws and the rules of any self-regulatory organization, such as the National Association of Securities Dealers, Inc ("NASD"). The participation of such firms in financial assistance programs is at the discretion of the firm.

The commissions and sales charges for the last three fiscal years were allocated as follows:


CDC NVEST TRUST I

                                                                    12/31/00            12/31/01           12/31/02
                                                                    --------            --------           --------
Total commissions on sales of Class A shares                        $7,347,997          $3,227,553         $2,020,945
          Amount reallowed to other securities dealers              $6,408,805          $2,813,759         $1,771,806
          Amount retained by Distributor                            $  939,192          $  413,794         $  249,139

Total CDSCs on redemptions of Classes A, B and C shares             $3,045,740          $2,711,885         $2,994,886
          Amount paid to FEP Capital, L.P.                          $2,809,976          $2,638,993         $2,925,808
          Amount retained by Distributor*                           $  235,764          $   72,892         $   69,078

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust I.

CDC NVEST TRUST II

                                                                    12/31/00            12/31/01           12/31/02
                                                                    --------            --------           --------
Total commissions on sales of Class A shares                        $991,221            $498,712           $342,644
          Amount reallowed to other securities dealers              $865,094            $434,971           $302,974
          Amount retained by Distributor                            $126,127            $ 63,741           $ 39,670

Total CDSCs on redemptions of Classes A, B and C shares             $925,772            $610,331           $580,262
          Amount paid to FEP Capital, L.P.                          $900,489            $584,849           $546,418
          Amount retained by Distributor*                           $ 25,283            $ 25,482           $ 33,844

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust II.

CDC NVEST TRUST III

                                                                    12/31/00            12/31/01          12/31/02
                                                                    --------            --------          --------
Total commissions on sales of Class A shares                        $67,184             $968,230          $960,935
          Amount reallowed to other securities dealers              $58,409             $867,217          $836,537
          Amount retained by Distributor                            $ 8,775             $101,013          $124,398

Total CDSCs on redemptions of Classes A, B and C shares             $63,607             $122,392          $452,097
          Amount paid to FEP Capital, L.P.                          $63,187             $115,155          $382,823
          Amount retained by Distributor*                           $   420             $  7,237          $ 69,274

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Trust I.

CDC NVEST COMPANIES TRUST I

                                                                      1/31/01          1/31/02            1/31/03
                                                                      -------          -------            -------
Total commissions on sales of Class A shares                          $17,176          $93,187            $135,998
          Amount reallowed to other securities dealers                $15,047          $81,047            $118,572
          Amount retained by Distributor                              $ 2,129          $12,140            $ 17,426

Total CDSCs on redemptions of Classes A, B and C                      $     0          $ 2,388            $ 34,634
shares
          Amount paid to FEP Capital, L.P.                            $     0          $ 1,908            $ 32,065
          Amount retained by Distributor*                             $     0          $   480            $  2,569

*See "Other Arrangements" for information about amounts received by the Distributor from CDC Nvest Funds Trust I's investment advisers and subadvisers or the Funds directly for providing certain administrative services relating to CDC Nvest Funds Companies Trust I.

Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as the custodian for Trusts within the CDC Nvest Funds Trusts. As such, IBT holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to each Fund. Upon instruction, IBT receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trusts and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the custodian for Trusts within the Loomis Sayles Funds Trusts, including the following series: Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Research Fund and Loomis Sayles Investment Grade Bond Fund. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

Independent Accountants. The Trusts' independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. The independent accountants conduct an annual audit of each Fund's financial statements, assist in the preparation of federal and state income tax returns and consult with the Trusts as to matters of accounting and federal and state income taxation. The financial highlights in the Prospectuses for the Growth Fund, International Equity Fund, Research Fund, and the Investment Grade Bond Fund, and the financial statements contained in those Funds' Annual Reports for the year ended September 30, 2002 and incorporated by reference into this statement, have been so included in reliance on the reports of the Trusts' independent accountants, given on the authority of said firm as experts in auditing and accounting.


Other Arrangements



Arrangements with the CDC Nvest Funds Trusts


Pursuant to a contract between the Trusts and CIS, CIS, whose principal business address is 399 Boylston Street, Boston, Massachusetts, 02116, acts as shareholder servicing and transfer agent for the Funds and is responsible for services in connection with the establishment, maintenance and recording of shareholder accounts, including all related tax and other reporting requirements and the implementation of investment and redemption arrangements offered in connection with the sale of the Funds' shares. For these services CIS received the following fees from the Funds for the fiscal year ended December 31, 2002:


Fund                                 Fiscal Year Ended December 31, 2002
----                                 -----------------------------------

AEW*                                                          $   71,324
Balanced                                                      $  353,904
Core Plus Bond                                                $  425,926
Capital Growth                                                $  367,794
Government Securities                                         $  145,812
Growth and Income                                             $  894,117
High Income                                                   $  103,655
International Equity                                          $  155,751

Large Cap Growth                                              $  126,745

Limited Term U.S. Government                                  $  224,651
Massachusetts                                  $167,287
Municipal Income                               $242,523
Select                                         $512,989

Star Advisers                                                 $2,683,340
Star Growth                                    $243,167
Star Small Cap                                                $  412,941
Star Value                                                    $  546,585
Star International                                            $  485,021
Strategic Income                                              $  348,358
Targeted Equity                                               $3,111,797


*For the fiscal year ended January 31, 2003.

CIS has subcontracted with State Street Bank and Trust Company ("State Street Bank") for it to provide, through its subsidiary, Boston Financial Data Services, Inc. ("BFDS"), transaction processing, mail and other services. For these services, CIS pays BFDS a monthly per account fee. In addition, pursuant to other service agreements, Classes

A, B and C shareholders may pay service fees to other firms that provide similar services for their own shareholder accounts.

In addition, during the fiscal year ended December 31, 2002, CIS performed certain accounting and administrative services for the Funds, pursuant to an Administrative Services Agreement (the "Administrative Agreement"). Under the Administrative Agreement, CIS provides the following services to the Funds: (i) it provides personnel that perform bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Funds,
(ii) it provides services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) it handles the various registrations and filings required by various regulatory authorities.

For these services CIS received the following fees from the Funds for the fiscal years ended December 31, 2000, 2001 and 2002 (as noted, certain Funds had different fiscal year ends):




                                             Fiscal Year Ended December 31,
                                             ------------------------------
    Fund                                  2000            2001            2002
    ----                                  ----            ----            ----
    Balanced                            $ 72,761        $ 63,803        $ 70,972

    Core Plus Bond                      $107,368        $150,335        $181,783

    Capital Growth                      $ 93,578        $ 74,676        $ 57,966

    Government Securities               $ 29,718        $ 41,391        $ 52,701

    Growth and Income                   $200,274        $190,310        $158,120

    High Income                         $ 46,176        $ 42,424        $ 32,625

    International Equity                $ 42,639        $ 34,862        $ 23,636

    Large Cap Growth**                  $ 76,480        $ 17,644        $ 70,000

    Limited Term U.S. Government        $ 53,070        $ 64,921        $ 78,121

    Massachusetts                       $ 34,415        $ 47,060        $ 56,477

    Municipal Income                    $ 55,603        $ 74,157        $ 85,701

    Focused Value**                           --        $ 55,808        $ 70,000

    Star Advisers                       $582,494        $527,505        $467,413

    Star Growth*                        $ 96,610        $ 15,781        $100,000

    Star Small Cap                      $ 90,439        $ 85,996        $ 72,774

    Star Value                          $ 78,585        $ 94,408        $ 91,232

    Star International                  $ 98,789        $ 91,945        $ 80,628

    Strategic Income                    $104,135        $118,473        $124,140

    Targeted Equity                     $636,976        $557,169        $515,966


*For the fiscal year ended June 30, 2001, the period from July 1, 2001 to December 31, 2001 and the fiscal year ended December 31, 2002.

**For the fiscal year ended September 30, 2001, the period from October 1, 2001 to December 31, 2001 and the fiscal year ended December 31, 2002.

For these services CIS received the following fees from the AEW Real Estate Fund for the fiscal years ended January 31, 2001, 2002 and 2003:


                                           Fiscal Year Ended December 31,
                                           ------------------------------

 Fund                                2001             2002               2003
 ----                                ----             ----               ----
 AEW Real Estate Fund              $18,482           $3,109             $12,987

Arrangements with the Loomis Sayles Funds Trusts


Loomis Sayles performs certain accounting and administrative services for series of the Loomis Sayles Funds, pursuant to an administrative services agreement (the "Administrative Services Agreement") with this Trust dated May 8, 2000. For the period May 8, 2000 through May 8, 2002, Loomis Sayles Funds reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of
(i) corporate secretarial services, (ii) registration and disclosure assistance,
(iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time. Beginning May 8, 2002, Loomis Sayles is paid at an annual rate of 0.035% of each Fund's average daily net assets for these services. For these services, Loomis Sayles was reimbursed or was paid by the Loomis Sayles Trust, on behalf of the Funds listed below, the following amounts:


                                May 8, 2000 to    Fiscal Year Ended    Fiscal Year Ended
                                Sept. 30, 2000      Sept. 30, 2001       Sept. 30, 2002
Loomis Sayles Growth Fund                5,063              10,516              10,070
Loomis Sayles International
   Equity Fund                          15,275              29,088              24,425
Loomis Sayles Investment
   Grade Bond Fund                       2,985              20,220              61,782
Loomis Sayles Research Fund                149               1,466               6,720

CIS performs transfer agency services for Loomis Sayles Funds I and Loomis Sayles Funds II. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. The Trust pays CIS for its services based on the number of open accounts.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

All Income Funds. In placing orders for the purchase and sale of portfolio securities for each Income Fund, Loomis Sayles always seeks the best price and execution. Some of each Income Fund's portfolio transactions are placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

All Equity Funds. In placing orders for the purchase and sale of equity securities, each Equity Fund's adviser or subadviser selects only brokers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Each Fund's adviser or subadviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Subject to the overriding objective of obtaining the best possible execution of orders, each Fund's adviser and subadviser may allocate brokerage transactions to affiliated brokers. Any such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, each Trust's Board of Trustees, including a majority of the Independent Trustees, have adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

Funds or Segments Advised by CGM. In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

Funds or Segments Sub-Advised by Harris Associates. In placing orders for the purchase and sale of portfolio securities for its subadvised Funds, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers that make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers. Subject to the above standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of Harris Associates.

Harris Associates selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such an evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker that Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Funds. Consistent with the Rules of the NASD, and subject to seeking best execution, Harris Associates may, however, consider purchases of shares of its subadvised Funds by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.

Harris Associates may cause its subadvisees to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Funds and its other clients. Harris Associates' authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

Funds or Segments Sub-Advised by Hansberger. Subject to policies established by the Board of Trustees, Hansberger is responsible for decisions to buy and sell securities for its Fund and for the placement of its Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of Hansberger to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Hansberger or its Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. In determining the abilities of a broker or dealer to obtain best execution, Hansberger considers relevant factors including, but not limited to: the ability and willingness of the broker or dealer to facilitate its segment of the Fund's portfolio transactions by participating therein for its own account; speed, efficiency and confidentiality; familiarity with the market for a particular security; and the reputation and perceived soundness of the broker. The best price to its Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any.

In selecting broker-dealers and in negotiating commissions, Hansberger considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of research and research services provided by the broker. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, Hansberger may, upon directions of the Trustees or the Fund, consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute its Fund's portfolio transactions.

Subject to best execution, Hansberger may cause its subadvised Fund to pay a broker greater commissions than another broker might charge for providing the same brokerage and research services. Hansberger believes it is important to its investment decision-making process to have access to independent research. Higher commissions will not be paid by its Fund unless Hansberger determines in good faith that such payment is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of that particular transaction or Hansberger's overall responsibilities with respect to the accounts over which it exercises investment discretion.

Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to Hansberger by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where Hansberger itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of Hansberger's allocation of the costs of such benefits and services between those that primarily benefit Hansberger and those that primarily benefit its Fund and other advisory clients.

Twice a year, Hansberger, through a committee of its securities analysts and trading personnel, will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempt to allocate a portion of the brokerage business of its Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon Hansberger's evaluation of all applicable considerations, including but not limited to Hansberger's best execution undertaking.

Hansberger may direct the purchase of securities on behalf of its Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When Hansberger believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

Hansberger is responsible for selecting brokers in connection with non-U.S. securities transactions. Commissions paid in connection with certain non-U.S. stock transactions may be higher than negotiated commissions on U.S. stock transactions. Non-U.S. stock exchanges and brokers may be subject to less government supervision and regulation than U.S. exchanges and brokers. In addition, non-U.S. security settlements may in some instances be subject to delays and related administrative uncertainties.

Funds or Segments Sub-Advised by Loomis Sayles. Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles' opinion, can provide the best overall net results for its clients. Transactions in unlisted equity securities (including NASDAQ securities) are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution system. Fixed income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection

Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described under "Soft Dollars" below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles' general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, and (g) the quality of the overall brokerage and research services provided by the broker and/or dealer.

"Soft Dollars"

Loomis Sayles' receipt of brokerage and research products or services may sometimes be a factor in Loomis Sayles' selection of a broker or dealer to execute transactions for a Fund where Loomis Sayles believes that the broker or dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles' own assets or may, in connection with transactions effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (the latter, sometimes referred to as "soft dollars").

The brokerage and research products and services that may be a factor in Loomis Sayles' selection of a broker or dealer and that may be acquired by Loomis Sayles with "soft dollars" include, without limitation, the following which aid Loomis Sayles in carrying out its investment decision-making responsibilities: a wide variety of reports, charts, publications, subscriptions, quotation services, news services, investment related hardware and software, and data on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, credit analysis, stock and bond market conditions and projections, asset allocation, portfolio structure, economic forecasts, investment strategy advice, fundamental and technical advice on individual securities, valuation advice, market analysis, advice as to the availability of securities or purchasers or sellers of securities, and meetings with management representatives of issuers and other analysts and specialists. The brokerage and research products or services provided to Loomis Sayles by a particular broker or dealer may include both (a) products and services created by such broker or dealer and (b) products and services created by a third party.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a "research use") and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such "mixed-use item" between the research and non-research uses and will only use "soft dollars" to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles' use of "soft dollars", a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker or dealer, viewed in terms of either the particular transaction or Loomis Sayles' overall responsibilities with respect to the Fund.

Loomis Sayles may use "soft dollars" to acquire brokerage or research products and services that have potential application to all client accounts including the Funds or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker or dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles' use of "soft dollars" to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of "soft dollars" also benefits the Funds as described above. However, conflicts may arise between a Fund's interest in paying the lowest commission rates available and Loomis Sayles' interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles' own assets. Loomis Sayles seeks to ensure that its "soft dollar" practices fall within the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934, as amended.

For purposes of this "Soft Dollars" discussion, the term "commission" may include (to the extent applicable) both commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents, or other fees paid to dealers in connection with certain transactions as encompassed by relevant SEC interpretation.

Funds or Segments Sub-Advised by Mercury Advisors. Subject to policies established by the Board of Trustees, Mercury Advisors is primarily responsible for the execution of its Fund's portfolio transactions and the allocation of brokerage. Subject to policies established by the Trustees, Mercury Advisors may have an obligation to deal with a particular dealer or group of dealers in the execution of transactions in portfolio securities of the Fund but otherwise does not use any particular broker or dealer. In executing transactions with brokers and dealers, Mercury Advisors seeks to obtain the best results for its Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operations facilities of the firm and the firm's risk in positioning a block of securities. While Mercury Advisors generally seeks reasonably competitive commission rates, its Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which its Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Subject to obtaining the best net results, brokers who provide supplemental investment research services to Mercury Advisors may receive orders for transactions by its Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by Mercury Advisors under its Subadvisory Agreement, and the expense of Mercury Advisors will not necessarily be reduced as a result of the receipt of such supplemental information. If, in the judgment of Mercury Advisors, its Fund will benefit from supplemental research services, Mercury Advisors is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commissions that another broker may have charged for effecting the same transaction. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which Mercury Advisors exercises investment discretion. Conversely, its Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

Mercury Advisors anticipates that its brokerage transactions for its Fund involving securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of such countries. Brokerage commissions and other transactions costs on foreign stock exchange transactions generally are higher than in the United States, although Mercury Advisors will endeavor to achieve the best net results in effecting portfolio transactions for its Fund. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. The ability and decisions to purchase and sell portfolio securities may be affected by foreign laws and regulations relating to the convertibility and repatriation of assets.

When trading in securities markets with dealers on a principal basis, including in the OTC market, Mercury Advisors will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of Mercury Advisors may serve as its broker in securities transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, Mercury Advisors may not purchase securities for its Fund during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff, or in accordance with the terms of any applicable SEC exemptive relief.

Funds or Segments Sub-Advised by Miller Anderson. In seeking best execution on portfolio transactions, Miller Anderson will consider all matters it deems relevant, which may include the following: Miller Anderson's knowledge of negotiated commission rates and spreads currently available; the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security or instrument to be purchased or sold; the desired timing of the transaction; the activity existing and expected in the market for the particular security or instrument; confidentiality; the execution, clearance, and settlement capabilities of the broker or dealer selected and other brokers or dealers considered; the reputation and perceived soundness of the broker or dealer selected and other brokers or dealers considered; Miller Anderson's knowledge of any actual or apparent operational problems of a broker or dealer; and the reasonableness of the commission or its equivalent for the specific transaction.

Although Miller Anderson generally seeks competitive commission rates and dealer spreads, the Fund advised by Miller Anderson will not necessarily pay the lowest available commission on brokerage transactions or markups on principal transactions. In addition, the Fund may pay higher commission rates or markups than the lowest available when Miller Anderson believes it is reasonable to do so in light of the value of the research, statistical, pricing, and execution services provided by the broker or dealer effecting the transaction. Miller Anderson uses research services obtained in this manner for the benefit of all of its clients, though each particular research service may not be used to service each client.

When trading in securities markets with dealers on a principal basis, including in the OTC market, Miller Anderson will not deal with affiliated persons, including Morgan Stanley & Co., Inc. ("Morgan Stanley") and its affiliates, in connection with such transactions. However, an affiliated person of Miller Anderson may serve as its broker in securities transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, Miller Anderson may not purchase securities for its Fund during the existence of any underwriting syndicate for such securities of which Morgan Stanley is a member or in a private placement in which Morgan Stanley or an affiliate serves as placement agent except pursuant to procedures approved by the Board of Trustees of the Fund that either comply with rules adopted by the SEC or with interpretations of the SEC staff, or in accordance with the terms of any applicable SEC exemptive relief.

Funds or Segments Sub-Advised by RS Investments. It is the policy of RS Investments, in effecting transactions in portfolio securities, to seek the best execution of orders. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for this Fund in the future, and the financial strength and stability of the broker.

Subject to the policy of seeking best execution of orders at the most favorable prices, RS Investments may execute transactions with brokerage firms which provide research services and products to RS Investments. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and the obtainment of products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist RS Investments in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit RS Investments to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. RS Investments may receive a benefit from these research services and products that is not passed on, in the form of a direct monetary benefit, to this Fund. If RS Investments determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, RS Investments may allocate the cost of such service or product accordingly. The portion of the product or service that RS Investments determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Any such allocation may create a conflict of interest for RS Investments. Subject to the standards outlined in this and the preceding paragraph, RS Investments may arrange to execute a specified dollar amount of transactions through a broker that has provided research products or services. Such arrangements do not constitute commitments by RS Investments to allocate portfolio brokerage upon any prescribed basis, other than upon the basis of seeking best execution of orders.

Research services and products may be useful to RS Investments in providing investment advice to any of the funds or clients it advises. Likewise, information made available to RS Investments from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

Subject to the policy of seeking the best execution of orders, sales of shares of the Funds may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for this Fund.

Because selection of executing brokers is not based solely on net commissions, the Funds advised by RS Investments may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. RS Investments will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for RS Investments to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of RS Investments, better prices and execution are available elsewhere.

Funds or Segments Sub-Advised by Salomon Brothers. Salomon Brothers buys and sells securities for Funds it subadvises subject to overall review by the Board of Trustees. Although investment decisions of its Fund are made independently from those of other accounts managed by Salomon Brothers, investments of the type that the Fund may make also may be made by those other accounts. When the subadvised Fund and one or more other accounts managed by Salomon Brothers are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by Salomon Brothers to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the segment or the size of the position obtained or disposed of by the Fund.

Allocation of transactions on behalf of the subadvised Fund, including their frequency, to various dealers is determined by Salomon Brothers in its best judgment and in a manner deemed fair and reasonable to the Fund's shareholders. The primary considerations of Salomon Brothers in allocating transactions are availability of the desired security and prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to Salomon Brothers may receive orders for portfolio transactions by the Fund. Such information is received in addition to, not in lieu of, services required to be performed by Salomon Brothers, and the fees of Salomon Brothers are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to Salomon Brothers in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to Salomon Brothers in carrying out its obligations to the Fund.

The subadvised Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which Salomon Brothers is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but are not subject to a similar limitation.

In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, Salomon Brothers seeks the best overall terms available. In assessing the best overall terms available for any transaction, Salomon Brothers will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of any commission, for both the specific transaction and on a continuing basis. In addition, Salomon Brothers, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, may consider the brokerage and research services provided to the segment by prospective brokers or dealers, the other funds and/or other accounts over which Salomon Brothers or its affiliates exercise investment discretion.

Funds or Segments Sub-Advised by Vaughan Nelson. In placing orders for the purchase and sale of securities for its Funds, Vaughan Nelson selects only brokers or dealers that it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Vaughan Nelson will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Vaughan Nelson, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

Receipt of research services from brokers is one factor used in selecting a broker that Vaughan Nelson believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Vaughan Nelson's expenses. Such services may be used by Vaughan Nelson in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the NASD, Vaughan Nelson may, however, consider purchases of shares of the Fund and other funds managed by Vaughan Nelson by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

In placing orders for the purchase and sale of securities for the Fund, Vaughan Nelson may cause its Fund to pay a broker-dealer that provides the brokerage and research services to Vaughan Nelson an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Vaughan Nelson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Vaughan Nelson's overall responsibilities to the Trust and its other clients. Vaughan Nelson's authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

Funds or Segments Sub-Advised by Westpeak. In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Fund and its other clients. Westpeak's authority to cause the Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

General

Subject to procedures adopted by the Board of Trustees of each Trust, the Funds' brokerage transactions may be executed by brokers that are affiliated with CDC IXIS Asset Management North America or the Funds' advisers or subadvisers. Any such transactions will comply with Rule 17e-1 under the 1940 Act, except to the extent permitted by the SEC pursuant to exemptive relief or otherwise.

Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds' dealer in connection with such transactions. However, the Trusts have obtained exemptive relief from the SEC permitting segments of the Star Funds to enter into principal transactions with affiliates of the subadvisers to other segments of the same Star Fund (but not affiliates of the subadviser to such segment or of CDC IXIS Advisers and its affiliates).

To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, an adviser or subadviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by the Distributor. In addition, the adviser or subadviser may allocate brokerage transactions to broker-dealers (including affiliates of the Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the requirement that an adviser or subadviser will seek best execution.

It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

                DESCRIPTION OF THE TRUSTS AND OWNERSHIP OF SHARES


CDC Nvest Funds Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (a "Declaration of Trust") dated June 7, 1985, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust has changed several times since its organization - from the date of its organization to September 1986, the name of the Trust was "The New England Life Government Securities Trust"; from September 1986 to March 1994, its name was "The New England Funds"; from April 1994 to January 2000, its name was "New England Funds Trust I"; from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust I"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust I." The Trust has 11 separate portfolios. Prior to January 5, 1996, the Municipal Income Fund was "New England Tax Exempt Income Fund"; and prior to September 15, 2003, the name of the Fund was "CDC Nvest Municipal Income Fund." The initial Fund of the Trust (now the Loomis Sayles Government Securities Fund) commenced operations on September 16, 1985. CDC Nvest International Equity Fund commenced operations on May 22, 1992. Capital Growth Fund was organized in 1992 and commenced operations on August 3, 1992; prior to September 15, 2003, the Fund was named "CDC Nvest Capital Growth Fund." Star Advisers Fund was organized in 1994 and commenced operations on July 7, 1994. Strategic Income Fund was organized in 1995 and commenced operations on May 1, 1995, and was reorganized as a series of Loomis Sayles Funds II on September 15, 2003. Star International Fund was organized in 1995 and commenced operations on December 29, 1995; prior to September 15, 2003, the Fund was named CDC Nvest Star Worldwide Fund. Star Small Cap Fund was organized in 1996 and commenced operations on December 31, 1996. Large Cap Growth Fund and Star Growth Fund were organized in 2001 and commenced operations on November 16, 2001 and November 30, 2001, respectively. The remaining Funds in the Trust are successors to the following corporations which commenced operations in the years indicated:

             Corporation                    Date of Commencement of Operations
             -----------                    ----------------------------------

NEL Growth Fund, Inc.*                                    1968
NEL Retirement Equity Fund, Inc.**                        1970
NEL Equity Fund, Inc.***                                  1968
NEL Income Fund, Inc.****                                 1973
NEL Tax Exempt Bond Fund, Inc.*****                       1977


* Predecessor of the Targeted Equity Fund (prior to November 12, 2001, the name of the Fund was "CDC Nvest Growth Fund"; prior to September 15, 2003, the name of the Fund was "CDC Nvest Targeted Equity Fund.")
** Predecessor of the Star Value Fund (prior to February 28, 2000, the name of the Fund was "Nvest Value Fund")
***    Predecessor of the Balanced Fund.
***** Predecessor of the Municipal Income Fund, which was reorganized into the Loomis Sayles Funds on September 12, 2003 and renamed the "Loomis Sayles Municipal Income Fund."

CDC Nvest Funds Trust II is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated May 6, 1931, as amended, and consisted of a single Fund (now the Harris Associates Growth and Income Fund) until January 1989, when the Trust was reorganized as a "series" company as described in Section 18(f)(2) of the 1940 Act; prior to September 12, 2003, the Fund's name was "CDC Nvest Growth and Income Fund." The name of the Trust has changed several times since its organization - from its date of organization until December 1988, its name was "Investment Trust of Boston"; from December 1988 until April 1992, its name was "Investment Trust of Boston Funds"; from April 1992 until March 1994, its name was "TNE Funds Trust"; from April 1994 to January 2000, its name was "New England Funds Trust II"; from January 2000 to April 2001 the name of the Trust was "Nvest Funds Trust II"; and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust II." The Trust has 2 separate portfolios. High Income Fund and Massachusetts Fund are successors to separate investment companies that were organized in 1983 and 1984, respectively, and reorganized as series of the Trust in January 1989. In addition, the High Income Fund was reorganized into Loomis Sayles Funds II on September 12, 2003, and was renamed the "Loomis Sayles High Income Fund." Limited Term U.S. Government Fund was organized in 1988, commenced operations in January 1989, and was reorganized into the Loomis Sayles Funds II on September 12, 2003 (renamed the "Loomis Sayles Limited Term U.S. Government Fund"). Prior to May 1, 1999, the name of Growth and Income Fund, which was organized in 1931 and commenced operations on May 6th of that year, was "Growth Opportunities Fund."

CDC Nvest Funds Trust III is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to a Declaration of Trust dated August 22, 1995, as amended. The name of the Trust was "New England Funds Trust III" from the date of its organization until January 2000; from January 2000 until April 2001 the name of the Trust was "Nvest Funds Trust III," and since May 2001 the name of the Trust has been "CDC Nvest Funds Trust III." The Trust has 1 portfolio. Harris Associates Focused Value Fund was organized in 2001 and commenced operations March 15, 2001; prior to September 12, 2003, it was named CDC Nvest Select Fund.


CDC Nvest Companies Trust I is organized as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated March 17, 2000, as amended, and is a "series" company as described in Section 18(f)(2) of the 1940 Act. The name of the Trust was "Nvest Companies Trust I" from the date of its organization until May 2001 when the name was changed to "CDC Nvest Companies Trust I." The Trust had one portfolio. The AEW Real Estate Fund commenced operations on September 1, 2000.


Loomis Sayles Funds II, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of

Trust (the "Declaration of Trust") dated February 20, 1991. The Trust has 14 portfolios. On September 12, 2003, the following Funds were reorganized from Trust in the CDC Nvest Funds Trust Complex into series of Loomis Sayles Funds
II: Loomis Sayles High Income Fund (formerly, the "CDC Nvest High Income Fund"); Loomis Sayles Limited Term U.S. Government Fund (formerly, the "CDC Nvest Limited Term U.S. Government Fund"); Loomis Sayles Strategic Income Fund (formerly, the "CDC Nvest Strategic Income Fund"; and Loomis Sayles Municipal Income Fund (formerly, the "CDC Nvest Municipal Income Fund"). In addition, on September 12, 2003, the following four Loomis Sayles Funds converted to the multi-class structure offered by Funds in the CDC Nvest Funds Complex: Loomis Sayles Growth Fund; Loomis Sayles International Equity Fund; Loomis Sayles Research Fund; and Loomis Sayles Investment Grade Bond Fund.

The Declarations of Trust of CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Companies Trust I and Loomis Sayles Funds II permit each Trust's trustees to issue an unlimited number of full and fractional shares of each series. Each Fund is represented by a particular series of shares. The Declarations of Trust further permit each Trust's Board of Trustees to divide the shares of each series into any number of separate classes, each having such rights and preferences relative to other classes of the same series as each Trust's Board of Trustees may determine. When you invest in a Fund, you acquire freely transferable shares of beneficial interest that entitle you to receive dividends as determined by the respective Trust's Board of Trustees and to cast a vote for each share you own at shareholder meetings. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of each class of the Fund are entitled to share pro rata in the net assets attributable to that class of shares of the Fund available for distribution to shareholders. The Declarations of Trust also permit the Board of Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses.


The shares of all the Funds (except as noted in this Statement and in each of the Fund's Prospectuses) are divided into four classes: Class A, Class B, Class C and Class Y. Each Fund offers such classes of shares as set forth in such Fund's Prospectuses. As disclosed in the prospectus, not every Fund offers each class of shares. Class Y shares are available for purchase only by certain eligible investors and have higher minimum purchase requirements than Classes A, B and C. All expenses of each Fund (including advisory and subadvisory fees but excluding transfer agency fees and expenses of printing and mailing Prospectuses to shareholders ("Other Expenses")) are borne by its Classes A, B, C and Y shares on a pro rata basis, except for 12b-1 fees, which are borne only by Classes A, B and C and may be charged at a separate rate to each such class. Other Expenses of Classes A, B and C are borne by such classes on a pro rata basis, but Other Expenses relating to the Class Y shares may be allocated separately to the Class Y shares. The multiple class structure could be terminated should certain IRS rulings or SEC regulatory positions be rescinded or modified.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of the creditors, are allocated to, and constitute the underlying assets of, that class of a Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of a Fund and with a share of the general expenses of the relevant trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular class of a Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of each Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all of the Funds in a Trust.

The Declarations of Trust also permit each Trust's Board of Trustees, without shareholder approval, to subdivide any Fund or series or class of shares into various sub-series or sub-classes with such dividend preferences and other rights as the trustees may designate. While each Trust's Board of Trustees has no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. Each Trust's Board of Trustees may also, without shareholder approval, establish one or more additional series or classes or merge two or more existing series or classes.

The Declarations of Trust provide for the perpetual existence of the Trusts. Any Trust or any Fund, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of each Fund affected. Similarly, any class within a Fund may be terminated by vote of at least two-thirds of the outstanding shares of such class.

Each Declaration of Trust further provides that the Board of Trustees may also without shareholder approval terminate the relevant Trust or Fund upon written notice to its shareholders.

Voting Rights

Shareholders of all Funds other than the AEW Real Estate Fund are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided therein) in the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders of the AEW Real Estate Fund are entitled to one full vote for each dollar of net asset value (number of shares owned multiplied by net asset value per share) of the Fund, and each fractional dollar amount shall be entitled to a proportionate fractional vote.

All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. Matters submitted to shareholder vote will be approved by each series separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the matter does not affect all series, then only shareholders of the series affected shall be entitled to vote on the matter. Consistent with the current position of the SEC, shareholders of all series and classes vote together, irrespective of series or class, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on most other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory and subadvisory agreement relating to that series, and shareholders of each class within a series vote separately as to the Rule 12b-1 plan (if any) relating to that class.

There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) a Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and
(ii) if there is a vacancy on the Board of Trustees, such vacancy may be filled only by a vote of the shareholders unless, after filing such vacancy by other means, at least two-thirds of the trustees holding office shall have been elected by the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with a Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Upon written request by the holders of shares having a net asset value of at least $25,000 (with respect to all Trusts except Loomis Sayles Funds I and Loomis Sayles Funds II) or at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trusts have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Shareholder voting rights are not cumulative.

No amendment may be made to a Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the relevant Trust except (i) to change the Trust's or a Fund's name or to make changes of a technical nature in the Declaration of Trust, (ii) to establish and designate new series or classes of Trust shares and (iii) to establish, designate or modify new and existing series or classes of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. If one or more new series of a Trust is established and designated by the trustees, the shareholders having beneficial interests in the Funds described in this Statement shall not be entitled to vote on matters exclusively affecting such new series, such matters including, without limitation, the adoption of or any change in the investment objectives, policies or restrictions of the new series and the approval of the investment advisory contracts of the new series. Similarly, the shareholders of the new series shall not be entitled to vote on any such matters as they affect the other Funds.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Trust. However, the Declarations of Trust disclaim shareholder liability for acts or obligations of a Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Trust or the trustees. The Declarations of Trust provide for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of the Fund by reason of owning shares of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.


The Declarations of Trust further provide that the relevant Board of Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declarations of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of each Trust provide for indemnification by the Trust of trustees and officers of the relevant Trust, except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in or not opposed to the best interests of the Trust. Such persons may not be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Each Trust offers only its own Funds' shares for sale, but it is possible that a Trust might become liable for any misstatements in a Prospectus that relate to another Trust. The trustees of each Trust have considered this possible liability and approved the use of the combined Prospectus for Funds of the Trusts.


Code of Ethics

The Funds, their advisers and subadvisers, and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permits employees to invest in securities for their own accounts, under certain circumstances, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

                               PORTFOLIO TURNOVER


A Fund's portfolio turnover rate for a fiscal year is calculated by dividing the lesser of purchases or sales of portfolio securities, excluding securities having maturity dates at acquisition of one year or less, for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, thereby decreasing the Funds' total return. The portfolio turnover rate for the fiscal period ended December 31, 2002 was significantly higher for the Large Cap Growth Fund, the Star Growth Fund, the High Income Fund and the Strategic Income Fund compared to the prior fiscal period due to, among other things, the extreme volatility in the financial markets during the last several years. It is impossible to predict with certainty whether future portfolio turnover rates will be higher or lower than those experienced during past periods.


Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when an adviser or subadviser believes that portfolio changes are appropriate.

                                HOW TO BUY SHARES

The procedures for purchasing shares of the Funds are summarized in the Prospectuses. All purchases made by check should be in U.S. dollars and made payable to CDC Nvest Funds, or, in the case of a retirement account, the custodian or trustee.

For purchase of Fund shares by mail, the settlement date is the first business day after receipt of the check by the transfer agent so long as it is received by the close of regular trading of the New York Stock Exchange (the "Exchange") on a day when the Exchange is open; otherwise the settlement date is the following business day. For telephone orders, the settlement date is the third business day after the order is made.

Shares may also be purchased either in writing, by phone (except for Class Y shares), by electronic funds transfer using Automated Clearing House ("ACH"), or by exchange as described in the Prospectuses through firms that are members of the NASD and that have selling agreements with the Distributor. You may also use CDC Nvest Funds Personal Access Line(R) (800-225-5478, press 1) or CDC Nvest Funds Web site (www.cdcnvestfunds.com) to purchase Fund shares (except for Class Y shares). For more information, see the section entitled "Shareholder Services" in this Statement.

A shareholder may purchase additional shares electronically through the ACH system so long as the shareholder's bank or credit union is a member of the ACH system and the shareholder has a completed, approved ACH application on file. Banks may charge a fee for transmitting funds by wire. With respect to shares purchased by federal funds, shareholders should bear in mind that wire transfers may take two or more hours to complete.

The Distributor may at its discretion accept a telephone order for the purchase of $5,000 or more of a Fund's Class A, B and C shares. Payment must be received by the Distributor within three business days following the transaction date or the order will be subject to cancellation. Telephone orders must be placed through the Distributor or your investment dealer.


At the discretion of the Distributor, Bank Trust Departments or Trust Companies may also be eligible for investment in Class Y shares at a reduced minimum, subject to certain conditions including a requirement to meet the minimum investment balance within a specified time period. Please contact the Distributor at 800-225-5478 for more information.


If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules as summarized in the Prospectus may apply.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE



The method for determining the public offering price and net asset value per share is summarized in the Prospectus.

The total net asset value of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading. In addition, in CDC IXIS Advisers' or Loomis Sayles' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers or Loomis Sayles in its discretion determines that it is advisable to do so based primarily upon factors such as whether (i) there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares and (ii) whether in CDC IXIS Advisers' or Loomis Sayles' view sufficient information (e.g., prices reported by pricing services) is available for the Fund's shares to be priced. For example, the Income Funds may price their shares on days on which the Exchange is closed but the fixed income markets are open for trading. The Funds do not expect to price their shares on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Securities listed on a national securities exchange or on the NASDAQ National Market System are valued at market price (generally, their last sale price, or, if there is no reported sale during the day, the last reported bid price estimated by a broker, although "market price" for securities traded on NASDAQ will generally be considered to be the NASDAQ official closing price.) Unlisted securities traded in the over-the-counter market are valued at the last reported bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make a market in the securities. U.S. government securities are traded in the over-the-counter market. Options, interest rate futures and options thereon that are traded on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available and all other assets are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities in markets outside the United States, is substantially completed each day at various times prior to the close of the Exchange. Securities traded on a foreign exchange will be valued at their last sale price (or the last reported bid price, if there is no reported sale during the day), on the exchange on which they principally trade, as of the close of regular trading on such exchange except for securities traded on the London Stock Exchange ("British Equities"). British Equities will be valued at the mean between the last bid and last asked prices on the London Stock Exchange. The value of other securities principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities principally trade. Securities principally traded outside the United States will generally be valued several hours before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, when the Funds compute the net asset value of their shares. Occasionally, events affecting the value of securities principally traded outside the United States may occur between the completion of substantial trading of such securities for the day and the close of the Exchange, which events will not be reflected in the computation of a Fund's net asset value. If, in the determination of the Board of Trustees or persons acting at their direction, events materially affecting the value of a Fund's securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or in accordance with procedures approved by the Trusts' trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value.

Trading in some of the portfolio securities of some of the Funds takes place in various markets outside the United States on days and at times other than when the Exchange is open for trading. Therefore, the calculation of these Funds' net asset value does not take place at the same time as the prices of many of its portfolio securities are determined, and the value of the Fund's portfolio may change on days when the Fund is not open for business and its shares may not be purchased or redeemed.

The per share net asset value of a class of a Fund's shares is computed by dividing the number of shares outstanding into the total net asset value attributable to such class. The public offering price of a Class A share or a Class C share of a Fund is the net asset value per share next-determined after a properly completed purchase order is accepted by CIS or State Street Bank, plus a sales charge as set forth in the Fund's Prospectus. The public offering price of a Class B or Y share of a Fund is the next-determined net asset value.

                              REDUCED SALES CHARGES



The following special purchase plans are summarized in the Prospectuses and are described in greater detail below.

Cumulative Purchase Discount. A Fund shareholder may make an initial or an additional purchase of Class A shares and be entitled to a discount on the sales charge payable on that purchase. This discount will be available if the shareholder's "total investment" in the Fund reaches the breakpoint for a reduced sales charge in the table under "How Sales Charges Are Calculated - Class A shares" in the Prospectus. The total investment is determined by adding the amount of the additional purchase, including sales charge, to the current public offering price of all series and classes of shares of the CDC Nvest Funds held by the shareholder in one or more accounts. If the total investment exceeds the breakpoint, the lower sales charge applies to the entire additional investment even though some portion of that additional investment is below the breakpoint to which a reduced sales charge applies. For example, if a shareholder who already owns shares of one or more Funds or other of the CDC Nvest Funds with a value at the current public offering price of $30,000 makes an additional purchase of $20,000 of Class A shares of another Fund, CDC Nvest Fund, or Loomis Sayles Fund, the reduced sales charge of 4.5% of the public offering price will apply to the entire amount of the additional investment.

Letter of Intent. A Letter of Intent (a "Letter"), which can be effected at any time, is a privilege available to investors that reduces the sales charge on investments in Class A shares. Ordinarily, reduced sales charges are available for single purchases of Class A shares only when they reach certain breakpoints (e.g., $50,000, $100,000, etc.). By signing a Letter, a shareholder indicates an intention to invest enough money in Class A shares within 13 months to reach a breakpoint. If the shareholder's intended aggregate purchases of all series and classes of the Trusts over a defined 13-month period will be large enough to qualify for a reduced sales charge, the shareholder may invest the smaller individual amounts at the public offering price calculated using the sales load applicable to the 13-month aggregate investment.

A Letter is a non-binding commitment, the amount of which may be increased, decreased or canceled at any time. The effective date of a Letter is the date it is received in good order by the Distributor, or, if communicated by a telephone exchange or order, at the date of telephoning provided a signed Letter, in good order, reaches the Distributor within five business days.

A reduced sales charge is available for aggregate purchases of all series and classes of shares of the Trusts pursuant to a written Letter effected within 90 days after any purchase. In the event the account was established prior to 90 days before the effective date of the Letter, the account will be credited with the Rights of Accumulation ("ROA") towards the breakpoint level that will be reached upon the completion of the 13 months' purchases. The ROA credit is the value of all shares held as of the effective dates of the Letter based on the "public offering price computed on such date."

The cumulative purchase discount, described above, permits the aggregate value at the current public offering price of Class A shares of any accounts with the Trusts held by a shareholder to be added to the dollar amount of the intended investment under a Letter, provided the shareholder lists them on the account application.

State Street Bank will hold in escrow shares with a value at the current public offering price of 5% of the aggregate amount of the intended investment. The amount in escrow will be released when the commitment stated in the Letter is completed. If the shareholder does not purchase shares in the amount indicated in the Letter, the shareholder agrees to remit to State Street Bank the difference between the sales charge actually paid and that which would have been paid had the Letter not been in effect, and authorizes State Street Bank to redeem escrowed shares in the amount necessary to make up the difference in sales charges. Reinvested dividends and distributions are not included in determining whether the Letter has been completed.

Combining Accounts. Purchases of all series and classes of the CDC Nvest Funds (excluding the CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust (the "Money Market Funds") unless the shares were purchased through an exchange with another CDC Nvest Fund) by or for an investor, the investor's spouse, parents, children, siblings, in-laws, grandparents or grandchildren and any other account of the investor, including sole proprietorships, in any Trust may be treated as purchases by a single individual for purposes of determining the availability of a reduced sales charge. Purchases for a single trust estate or a single fiduciary account may also be treated as purchases by a single individual for this purpose, as may purchases on behalf of a participant in a tax-qualified retirement plan and other employee benefit plans, provided that the investor is the sole participant in the plan. Any other group of individuals acceptable to the Distributor may also combine accounts for such purpose. The values of all accounts are combined to determine the sales charge.

Combining with Other Series and Classes of the CDC Nvest Funds. A shareholder's total investment for purposes of the cumulative purchase discount includes the value at the current public offering price of any shares of series and classes of the Trusts that the shareholder owns (which excludes shares of the Money Market Funds unless such shares were purchased by exchanging shares of any other CDC Nvest Fund). Shares owned by persons described in the preceding paragraph may also be included.

Clients of Advisers or Subadvisers. No front-end sales charge or CDSC applies to investments of $25,000 or more in Class A shares and no front-end sales charge applies to investments of $25,000 or more in Class C shares of the Funds by (1) clients of an adviser or subadviser to any series of the Trusts; any director, officer or partner of a client of an adviser or subadviser to any series of the Trusts; or the spouse, parents, children, siblings, in-laws, grandparents or grandchildren of the foregoing; (2) any individual who is a participant in a Keogh or IRA Plan under a prototype of an adviser or subadviser to any series of the Trusts if at least one participant in the plan qualifies under category (1) above; and (3) an individual who invests through an IRA and is a participant in an employee benefit plan that is a client of an adviser or subadviser to any series of the Trusts. Any investor eligible for this arrangement should so indicate in writing at the time of the purchase.

Eligible Governmental Authorities. There is no sales charge or CDSC related to investments in Class A shares and there is no front-end sales charge related to investments in Class C shares of any Fund by any state, county or city or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment company.

Investment Advisory Accounts. Class A or Class C shares of any Fund may be purchased at net asset value by investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a), 403(b), 401(k) and 457 of the Code and "rabbi trusts." Investors may be charged a fee if they effect transactions through a broker or agent.

Certain Broker-Dealers and Financial Services Organizations. Class A or Class C shares of any Fund also may be purchased at net asset value through certain broker-dealers and/or financial services organizations without any transaction fee. Such organizations may also receive compensation based upon the average value of the Fund shares held by their customers. This compensation may be paid by CDC IXIS Advisers, or its affiliates out of their own assets, and/or be paid indirectly by the Fund in the form of servicing, distribution or transfer agent fees. Class C shares may be purchased at net asset value by an investor who buys through a Merrill Lynch omnibus account. However, a CDSC will apply if shares are sold within 12 months of purchase. Certain Retirement Plans. Class A and Class C shares of the Funds are available at net asset value for investments by participant-directed 401(a) and 401(k) plans that have 100 or more eligible employees or by retirement plans whose third party administrator or dealer has entered into a service agreement with the Distributor and which may be subject to certain operational and minimum size requirements specified from time to time by the Distributor. The Distributor may pay compensation to such third party administrators or dealers. This compensation may be paid indirectly by the Fund in the form of service and/or distribution fees.

Bank Trust Departments or Trust Companies. Class A and Class C shares of the Funds are available at net asset value for investments by non-discretionary and non-retirement accounts of bank trust departments or trust companies, but are unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.

Certain Accounts of Targeted Equity Fund. For accounts established prior to February 28, 1997, having a total investment value of between (and including) $25,000 and $49,000, a reduced sales charge of 5.50% of the offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.25% as a percentage of offering price, will be charged on the sale of additional Class A shares of Targeted Equity Fund if the total investment value of Targeted Equity Fund account after such sale is between (and including) $25,000 and $49,000.

The reduction or elimination of the sales charges in connection with special purchase plans described above reflects the absence or reduction of expenses associated with such sales.

                              REDUCED SALES CHARGES

Open Accounts

A shareholder's investment is automatically credited to an open account maintained for the shareholder by State

Street Bank. Following each additional investment or redemption from the account initiated by an investor, a shareholder will receive a confirmation statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each calendar year, State Street Bank will send each shareholder a statement providing account information which may include federal tax information on dividends and distributions paid to the shareholder during the year. This statement should be retained as a permanent record. CIS may charge a fee for providing duplicate information.

The open account system provides for full and fractional shares expressed to three decimal places and, by making the issuance and delivery of stock certificates unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates. Certificates will not be issued for Class B, Class C or Class Y shares.

The costs of maintaining the open account system are paid by the Funds and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they each reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Automatic Investment Plans (Classes A, B and C Shares)

Subject to each Fund's investor eligibility requirements, investors may automatically invest in additional shares of a Fund on a monthly basis by authorizing the Distributor to draw checks on an investor's bank account. The checks are drawn under the Investment Builder Program, a program designed to facilitate such periodic payments, or through payroll deduction, and are forwarded to CIS for investment in the Fund. A plan may be opened with an initial investment of $25 or more and thereafter regular monthly checks of $25 or more will be drawn on the investor's account. The reduced minimum initial investment pursuant to an automatic investment plan is referred to in the Prospectus. An Investment Builder application or payroll deduction authorization form must be completed to open an automatic investment plan and may be obtained by calling the Distributor at 800-225-5478 or your investment dealer or by visiting our Website at www.cdcnvestfunds.com.

This program is voluntary and may be terminated at any time by CIS upon notice to existing plan participants.

The Investment Builder Program plan may be discontinued at any time by the investor by written notice to CIS, which must be received at least five business days prior to any payment date. The plan may be discontinued by State Street Bank at any time without prior notice if any check is not paid upon presentation; or by written notice to the shareholder at least thirty days prior to any payment date. State Street Bank is under no obligation to notify shareholders as to the nonpayment of any check.

Retirement Plans and Other Plans Offering Tax Benefits (Classes A, B and C
Shares)

The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans may be funded with shares of the Funds or with certain other investments. The plans include H.R. 10 (Keogh) plans for self-employed individuals and partnerships, individual retirement accounts (IRAs), corporate pension trust and profit sharing plans, including 401(k) plans, and retirement plans for public school systems and certain tax exempt organizations, i.e., 403(b) plans.

The reduced minimum initial investment available to retirement plans and other plans offering tax benefits is referred to in the Prospectus. For these plans, initial investments in a Fund must be at least $250 for each participant in corporate pension and profit sharing plans and Keogh plans, at least $500 for IRAs and Coverdell Education Savings Accounts and at least $100 for any subsequent investments. There is a special initial and subsequent investment minimum of $25 for payroll deduction investment programs for SARSEP, SEP, SIMPLE Plans, 403(b) and certain other plans. Income dividends and capital gain distributions must be reinvested (unless the investor is over age 59 1/2 or disabled). These types of accounts may be subject to fees. Plan documents and further information can be obtained from the Distributor.

Certain retirement plans may also be eligible to purchase Class Y shares. See the Prospectus relating to Class Y shares.

Systematic Withdrawal Plans (Classes A, B and C Shares)

An investor owning a Fund's shares having a value of $10,000 or more at the current public offering price may establish a Systematic Withdrawal Plan ("Plan") providing for periodic payments of a fixed or variable amount. An investor may terminate the plan at any time. A form for use in establishing such a plan is available from the servicing agent or your investment dealer. Withdrawals may be paid to a person other than the shareholder if a signature guarantee is provided. Please consult your investment dealer or the Distributor.

A shareholder under a Plan may elect to receive payments monthly, quarterly, semiannually or annually for a fixed amount of not less than $50 or a variable amount based on (1) the market value of a stated number of shares, (2) a specified percentage of the account's market value or (3) a specified number of years for liquidating the account (e.g., a 20-year program of 240 monthly payments would be liquidated at a monthly rate of 1/240, 1/239, 1/238, etc.). The initial payment under a variable payment option may be $50 or more.

In the case of shares subject to a CDSC, the amount or percentage you specify may not, on an annualized basis, exceed 10% of the value, as of the time you make the election, of your account with the Fund with respect to which you are electing the Plan. Withdrawals of Class B shares of a Fund under the Plan will be treated as redemptions of shares purchased through the reinvestment of Fund distributions, or, to the extent such shares in your account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such Fund in your account. No CDSC applies to redemptions pursuant to the Plan.

All shares under the Plan must be held in an open (uncertificated) account. Income dividends and capital gain distributions will be reinvested (without a sales charge in the case of Class A and Class C shares) at net asset value determined on the record date.

Since withdrawal payments represent proceeds from the liquidation of shares, withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, a shareholder should consider whether a Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Funds and the Distributor make no recommendations or representations in this regard. It may be appropriate for a shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Tax Status" below for certain information as to federal income taxes.

It may be disadvantageous for a shareholder to purchase on a regular basis additional Fund shares with a sales charge while redeeming shares under a Plan. Accordingly, the Funds and the Distributor do not recommend additional investments in Class A and Class C shares by a shareholder who has a withdrawal plan in effect and who would be subject to a sales load on such additional investments. CDC Nvest Funds may modify or terminate this program at any time.

Because of statutory restrictions this Plan is not available to pension or profit-sharing plans, IRAs or 403(b) plans that have State Street Bank as trustee.

Dividend Diversification Program

You may also establish a Dividend Diversification Program, which allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund, subject to the investor eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value (without a sales charge or CDSC) on the dividend record date. A dividend diversification account must be in the same registration (shareholder name) as the distributing Fund account and, if a new account in the purchased Fund is being established, the purchased Fund's minimum investment requirements must be met. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund, you must obtain and carefully read a copy of that Fund's Prospectus.

Exchange Privilege


A shareholder may exchange the shares of any Fund for shares of the same class of an other CDC Nvest Fund, Money Market Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative net asset values at the time of the exchange without any sales charge. An exchange of shares in one fund for shares of another fund is a taxable event on which gain or loss may be recognized. In certain limited circumstances, the Distributor may waive the requirement that shareholders pay the difference between any sales charge already paid on their shares and the higher sales charge of the fund into which they are exchanging at the time of the exchange. When an exchange is made from the Class A, Class B or Class C shares of one Fund to the same class of shares of another Fund, the shares received by the shareholder in the exchange will have the same age characteristics as the shares exchanged. The age of the shares determines the expiration of the CDSC and, for the Class B shares, the conversion date. As stated above, if you own Class A, Class B or Class C shares, you may also elect to exchange your shares of any Fund for shares of the same class of the Money Market Funds. On all exchanges of Class A or C shares subject to a CDSC and Class B shares into the Money Market Funds, the exchange stops the aging period relating to the CDSC, and, for Class B shares only, relating to conversion to Class A shares. The aging period resumes only when an exchange is made back into Classes A, B and C shares of a Fund. Shareholders may also exchange their shares in the Money Market Funds for shares of the same class of any other CDC Nvest Fund listed below, subject to those funds' eligibility requirements and sales charges. Class C shares in accounts of CDC Nvest Cash Management Trust - Money Market Series established on or after December 1, 2000 may exchange into Class C shares of a CDC Nvest Fund subject to its sales charge and CDSC schedule. Class C shares in accounts of CDC Nvest Cash Management Trust
- Money Market Series established prior to December 1, 2000 or that have been previously subject to a front-end sales charge may exchange into Class C shares of a CDC Nvest Fund without paying a front-end sales charge. If you own Class Y shares, you may exchange those shares for Class Y shares of other Funds, for Institutional Class shares of any other series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers Institutional Class shares, or for Class A shares of the Money Market Funds. These options are summarized in the Prospectus. An exchange may be effected, provided that neither the registered name nor address of the accounts is different and provided that a certificate representing the shares being exchanged has not been issued to the shareholder, by (1) a telephone request to the Fund or CIS at 800-225-5478 or (2) a written exchange request to the Fund or CDC IXIS Asset Management Services, P.O. Box 219579, Kansas City, MO 64121-9579. You must acknowledge receipt of a current Prospectus for a Fund before an exchange for that Fund can be effected. The minimum amount for an exchange is the minimum amount to open an account or the total net asset value of your account, whichever is less.


Agents, general agents, directors and senior officers of New England Financial and its insurance company subsidiaries may, at the discretion of New England Financial, elect to exchange Class A shares of any series of the Trusts acquired in connection with deferred compensation plans offered by New England Financial for Class Y shares of any series of the Trusts which offers Class Y shares. To obtain a Prospectus and more information about Class Y shares, please call the Distributor toll free at 800-225-5478.


Before requesting an exchange into any other CDC Nvest Fund, Money Market Fund, or series of Loomis Sayles Funds I or Loomis Sayles Funds II, please read its prospectus carefully. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Except as otherwise permitted by SEC rule, shareholders will receive at least 60 days' advance notice of any material change to the exchange privilege.

The investment objectives of the CDC Nvest Funds, Money Market Funds, and Loomis Sayles Funds II as set forth in their prospectuses are as follows:


Equity Funds:

CDC Nvest AEW Real Estate Fund seeks to provide investors with above-average income and long-term growth of capital.


Harris Associates Focused Value Fund seeks long-term capital appreciation.

CGM Advisor Targeted Equity Fund seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Westpeak Capital Growth Fund seeks long-term growth of capital.

Harris Associates Growth and Income Fund seeks opportunities for long-term capital growth and income.


CDC Nvest International Equity Fund seeks total return from long-term capital growth and dividend income.

CDC Nvest Large Cap Growth Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential.

Loomis Sayles Growth Fund seeks long-term growth of capital.

Loomis Sayles International Equity Fund seeks high investment total return through a combination of capital appreciation and current income.

Loomis Sayles Research Fund seeks to provide long-term growth of capital.

Star Funds:

CDC Nvest Star Advisers Fund seeks long-term growth of capital.


CDC Nvest Star International Fund seeks long-term growth of capital.


CDC Nvest Star Small Cap Fund seeks capital appreciation.

CDC Nvest Star Value Fund seeks a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities.

CDC Nvest Star Growth Fund seeks long-term growth of capital.

Income Funds:


Loomis Sayles Government Securities Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.


Loomis Sayles Limited Term U.S. Government Fund seeks a high current return consistent with preservation of capital.

Loomis Sayles Strategic Income Fund seeks high current income with a secondary objective of capital growth.


Loomis Sayles Core Plus Bond Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.


Loomis Sayles High Income Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return.

Loomis Sayles Investment Grade Bond Fund seeks high total investment return through a combination of current income and capital appreciation.

Tax Free Income Funds:

Loomis Sayles Municipal Income Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers, which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.


Loomis Sayles Massachusetts Tax Free Income Fund seeks as high a level of current income exempt from federal and Massachusetts personal income taxes.


Money Market Funds:

CDC Nvest Cash Management Trust - Money Market Series seeks maximum current income consistent with preservation of capital and liquidity.

CDC Nvest Tax Exempt Money Market Trust seeks current income exempt from federal income taxes consistent with preservation of capital and liquidity.


As of June 30, 2003, the net assets of the CDC Nvest Funds and the Money Market Funds totaled approximately $4.2 billion.


Automatic Exchange Plan (Classes A, B and C Shares)

As described in the Prospectus following the caption "Additional Investor Services," a shareholder may establish an Automatic Exchange Plan under which shares of a Fund are automatically exchanged each month for shares of the same class of one or more of the other Funds. Registration on all accounts must be identical. The two dates each month on which exchanges may be made are the 15th and 28th (or the first business day thereafter if either the 15th or the 28th is not a business day) until the account is exhausted or until CIS is notified in writing to terminate the plan. Exchanges may be made in amounts of $100 or more. The Service Options Form is available from CIS or your financial representative to establish an Automatic Exchange Plan.

Broker Trading Privileges

The Distributor may, from time to time, enter into agreements with one or more brokers or other intermediaries to accept purchase and redemption orders for Fund shares until the close of regular trading on the Exchange (normally, 4:00 p.m. Eastern time on each day that the Exchange is open for trading); such purchase and redemption orders will be deemed to have been received by the Fund when the authorized broker or intermediary accepts such orders; and such orders will be priced using that Fund's net asset value next computed after the orders are placed with and accepted by such brokers or intermediaries. Any purchase and redemption orders received by a broker or intermediary under these agreements will be transmitted daily to the Distributor no later than the time specified in such agreement; but, in any event, no later than 9:30 a.m. following the day that such purchase or redemption orders are received by the broker or intermediary.

Self-Servicing Your Account with CDC Nvest Funds Personal Access Line(R)and Web Site

CDC Nvest Funds shareholders may access account information, including share balances and recent account activity online, by visiting our Web site at www.cdcnvestfunds.com. Transactions may also be processed online for certain accounts (restrictions may apply). Such transactions include purchases, redemptions and exchanges, and shareholders are automatically eligible for these features. CDC Nvest Funds has taken measures to ensure the security of shareholder accounts, including the encryption of data and the use of personal identification (PIN) numbers. In addition, you may restrict these privileges from your account by calling CDC Nvest Funds at 800-225-5478, or writing to us at P.O. Box 219579, Kansas City, MO 64121-9579. More information regarding these features may be found on our Web site at www.cdcnvestfunds.com.

Investor activities through these mediums are subject to the terms and conditions outlined in the following CDC Nvest Funds Online and Telephonic Customer Agreement. This agreement is also posted on our Web site. The initiation of any activity through the CDC Nvest Funds Personal Access Line(R) or Web site at www.cdcnvestfunds.com by an investor shall indicate agreement with the following terms and conditions:

            CDC Nvest Funds Online and Telephonic Customer Agreement

NOTE: ACCESSING OR REQUESTING ACCOUNT INFORMATION OR TRANSACTIONS THROUGH THIS SITE CONSTITUTES AND SHALL BE DEEMED TO BE AN ACCEPTANCE OF THE FOLLOWING TERMS AND CONDITIONS.

The accuracy, completeness and timeliness of all mutual fund information provided is the sole responsibility of the mutual fund company that provides the information. No party that provides a connection between this Web site and a mutual fund or its transfer agency system can verify or ensure the receipt of any information transmitted to or from a mutual fund or its transfer agent, or the acceptance by, or completion of any transaction with, a mutual fund.

The online acknowledgments or other messages that appear on your screen for transactions entered do not mean that the transactions have been received, accepted or rejected by the mutual fund. These acknowledgments are only an indication that the transactional information entered by you has either been transmitted to the mutual fund, or that it cannot be transmitted. It is the responsibility of the mutual fund to confirm to you that it has received the information and accepted or rejected a transaction. It is the responsibility of the mutual fund to deliver to you a current prospectus, confirmation statement and any other documents or information required by applicable law.

NO TRANSACTION SHALL BE DEEMED ACCEPTED UNTIL YOU RECEIVE A WRITTEN CONFIRMATION FROM THE FUND COMPANY.

You are responsible for reviewing all mutual fund account statements received by you in the mail in order to verify the accuracy of all mutual fund account information provided in the statement and transactions entered through this site. You are also responsible for promptly notifying the mutual fund of any errors or inaccuracies relating to information contained in, or omitted from, your mutual fund account statements, including errors or inaccuracies arising from the transactions conducted through this site.

TRANSACTIONS ARE SUBJECT TO ALL REQUIREMENTS, RESTRICTIONS AND FEES AS SET FORTH IN THE PROSPECTUS OF THE SELECTED FUND.

THE CONDITIONS SET FORTH IN THIS AGREEMENT EXTEND NOT ONLY TO TRANSACTIONS TRANSMITTED VIA THE INTERNET BUT TO TELEPHONIC TRANSACTIONS INITIATED THROUGH THE CDC NVEST FUNDS PERSONAL ACCESS LINE(R)

You are responsible for the confidentiality and use of your personal identification numbers, account numbers, social security numbers and any other personal information required to access the site or transmit telephonically. Any individual that possesses the information required to pass through all security measures will be presumed to be you. All transactions submitted by an individual presumed to be you will be solely your responsibility.

You agree that CDC Nvest Funds does not have the responsibility to inquire as to the legitimacy or propriety of any instructions received from you or any person believed to be you, and is not responsible or liable for any losses that may occur from acting on such instructions.

CDC Nvest Funds is not responsible for incorrect data received via the Internet or telephonically from you or any person believed to be you. Transactions submitted over the Internet and telephonically are solely your responsibility and CDC Nvest Funds makes no warranty as to the correctness, completeness, or the accuracy of any transmission. Similarly CDC Nvest Funds bears no responsibility for the performance of any computer hardware, software, or the performance of any ancillary equipment and services such as telephone lines, modems, or Internet service providers.

The processing of transactions over this site or telephonically will involve the transmission of personal data including social security numbers, account numbers and personal identification numbers. While CDC Nvest Funds has taken reasonable security precautions including data encryption designed to protect the integrity of data transmitted to and from the areas of our Web site that relate to the processing of transactions, we disclaim any liability for the interception of such data.

You agree to immediately notify CDC Nvest Funds if any of the following occurs:

1. You do not receive confirmation of a transaction submitted via the Internet or telephonically within five (5) business days.

2. You receive confirmation of a transaction of which you have no knowledge and was not initiated or authorized by you.

3. You transmit a transaction for which you do not receive a confirmation number.

4. You have reason to believe that others may have gained access to your personal identification number (PIN) or other personal data.

5. You notice an unexplained discrepancy in account balances or other changes to your account, including address changes, and banking instructions on any confirmations or statements.

Any costs incurred in connection with the use of the CDC Nvest Funds Personal Access Line(R) or the CDC Nvest Funds Internet site including telephone line costs and Internet service provider costs are solely your responsibility. Similarly CDC Nvest Funds makes no warranties concerning the availability of Internet services or network availability.

CDC Nvest Funds reserves the right to suspend, terminate or modify the Internet capabilities offered to shareholders without notice.

YOU HAVE THE ABILITY TO RESTRICT INTERNET AND TELEPHONIC ACCESS TO YOUR ACCOUNTS BY NOTIFYING CDC NVEST FUNDS OF YOUR DESIRE TO DO SO.

Written notifications to CDC Nvest Funds should be sent to:

CDC Nvest Funds
P. O. Box 219579
Kansas City, MO 64121-9579

Notification may also be made by calling 800-225-5478 during normal business hours.

                                  REDEMPTIONS

The procedures for redemption of shares of a Fund are summarized in its Prospectus. As described in the Prospectus, a CDSC may be imposed on certain purchases of Classes A, B and C shares. For purposes of the CDSC, an exchange of shares from one Fund to another Fund is not considered a redemption or a purchase. For federal tax purposes, however, such an exchange is considered a sale and a purchase and, therefore, would be considered a taxable event on which you may recognize a gain or loss. In determining whether a CDSC is applicable to a redemption of Class A, Class B or Class C shares, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, for Class B shares it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of shares held for over six years, third of shares issued in connection with dividend reinvestment and fourth of shares held longest during the six-year period. For Class C shares and Class A shares subject to CDSC, it will be assumed that the redemption is first of any shares that have been in the shareholder's Fund account for over a year, and second of any shares that have been in the shareholder's Fund account for under a year. The charge will not be applied to dollar amounts representing an increase in the net asset value of shares since the time of purchase or reinvested distributions associated with such shares. Unless you request otherwise at the time of redemption, the CDSC is deducted from the redemption, not the amount remaining in the account.

To illustrate, assume an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares under dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in the net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase).

Class B shares purchased prior to May 1, 1997 are not subject to a CDSC on redemption.

Signatures on redemption requests must be guaranteed by an "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. However, a signature guarantee will not be required if the proceeds of the redemption do not exceed $100,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address, or if the proceeds are going to a bank on file.

If you select the telephone redemption service in the manner described in the next paragraph, shares of a Fund may be redeemed by calling toll free 800-225-5478. A wire fee, currently $5.00, will be deducted from the proceeds. Telephone redemption requests must be received by the close of regular trading on the Exchange. Requests made after that time or on a day when the Exchange is not open for business will receive the next business day's closing price. The proceeds of a telephone withdrawal will normally be sent on the first business day following receipt of a proper redemption request, which complies with the redemption procedures established by the Funds from time to time.

In order to redeem shares by telephone, a shareholder must either select this service when completing the Fund application or must do so subsequently on the Service Options Form, which is available at www.cdcnvestfunds.com or from your investment dealer. When selecting the service, a shareholder may have their withdrawal proceeds sent to his or her bank, in which case the shareholder must designate a bank account on his or her application or Service Options Form to which the redemption proceeds should be sent as well as provide a check marked "VOID" and/or a deposit slip that includes the routing number of his or her bank. Any change in the bank account so designated may be made by furnishing to CIS or your investment dealer a completed Service Options Form, which may require a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if the designated bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Funds, the Distributor and State Street Bank are not responsible for the authenticity of withdrawal instructions received by telephone, subject to established verification procedures. CIS, as agreed to with the Funds, will employ reasonable procedures to confirm that your telephone instructions are genuine, and if it does not, if may be liable for any losses due to unauthorized or fraudulent instructions. Such verification procedures include, but are not limited to, requiring a form of personal identification prior to acting on an investor's telephone instructions and recording an investor's instructions.

Check writing is available on Class A shares of Limited Term U.S. Government Fund and Massachusetts Fund. To elect check writing for your account, select the check writing option on your application and complete the attached signature card. To add check writing to an existing account, please call 800-225-5478 for our Service Options Form. The Funds will send you checks drawn on State Street Bank. You will continue to earn dividends on shares redeemed by check until the check clears. Each check must be written for $500 or more. The check writing privilege does not apply to shares for which you have requested share certificates to be issued. Check writing is not available for investor accounts containing Class A shares subject to a CDSC. If you use withdrawal checks, you will be subject to State Street Bank's rules governing checking accounts. Limited Term U.S. Government Fund, Massachusetts Fund and the Distributor are in no way responsible for any check writing account established with State Street Bank. You may not close your account by withdrawal check because the exact balance of your account will not be known until after the check is received by State Street Bank.

The redemption price will be the net asset value per share (less any applicable
CDSC) next determined after the redemption request and any necessary special documentation are received by State Street Bank or your investment dealer in proper form. Payment normally will be made by State Street Bank on behalf of the Fund within seven days thereafter. However, in the event of a request to redeem shares for which the Fund has not yet received good payment, the Funds reserve the right to withhold payments of redemption proceeds if the purchase of shares was made by a check which was deposited within ten calendar days prior to the redemption request (unless the Fund is aware that the check has cleared).

The CDSC may be waived on redemptions made from IRA accounts due to attainment of age 59 1/2 for IRA shareholders who established accounts prior to January 3, 1995. The CDSC may also be waived on redemptions made from IRA accounts due to death, disability, return of excess contribution, required minimum distributions at age 70 1/2 (waivers apply only to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of the account, and redemptions made from the account to pay custodial fees.

The CDSC may be waived on redemptions made from 403(b)(7) custodial accounts due to attainment of age 59 1/2 for shareholders who established custodial accounts prior to January 3, 1995.

The CDSC may also be waived on redemptions necessary to pay plan participants or beneficiaries from qualified retirement plans under Section 401 of the Code, including profit sharing plans, money purchase plans, 401(k) and custodial accounts under Section 403(b)(7) of the Code. Distributions necessary to pay plan participants and beneficiaries include payment made due to death, disability, separation from service, normal or early retirement as defined in the plan document, loans from the plan and hardship withdrawals, return of excess contributions, required minimum distributions at age 70 1/2 (waivers only apply to amounts necessary to meet the required minimum amount), certain withdrawals pursuant to a systematic withdrawal plan, not to exceed 10% annually of the value of your account, and redemptions made from qualified retirement accounts or Section 403(b)(7) custodial accounts necessary to pay custodial fees.

A CDSC will apply in the event of plan level transfers, including transfers due to changes in investment where assets are transferred outside of CDC Nvest Funds, including IRA and 403(b)(7) participant-directed transfers of assets to other custodians (except for the reasons given above) or qualified transfers of assets due to trustee-directed movement of plan assets due to merger, acquisition or addition of additional funds to the plan.

In order to redeem shares electronically through the ACH system, a shareholder's bank or credit union must be a member of the ACH system and the shareholder must have a completed, approved ACH application on file. In addition, the telephone request must be received no later than 4:00 p.m. (Eastern time). Upon receipt of the required information, the appropriate number shares will be redeemed and the monies forwarded to the bank designated on the shareholder's application through the ACH system. The redemption will be processed the day the telephone call is made and the monies generally will arrive at the shareholder's bank within three business days. The availability of these monies will depend on the individual bank's rules.

The Funds will normally redeem shares for cash; however, the Funds reserve the right to pay the redemption price wholly or partly in kind if the relevant Trust's Board of Trustees determines it to be advisable and in the interest of the remaining shareholders of a Fund. The redemptions in kind will be selected by the Fund's subadviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Funds are obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the relevant Fund at the beginning of such period. The Funds do not currently intend to impose any redemption charge (other than the CDSC imposed by the Funds' distributor), although it reserves the right to charge a fee not exceeding 1% of the redemption price. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also "Income Dividends, Capital Gain Distributions and Tax Status," below.

Small Account Policy

When your account falls below a set minimum as determined by the Board of Trustees from time to time, the Fund may charge you a fee in the amount of $20. You will have 30 days after being notified of the Fund's intention to charge you a fee to increase your account to the set minimum. This does not apply to certain qualified retirement plans. The Fund will impose this fee by selling the number of shares from your account necessary to pay the fee. The Funds also reserve the right to close your account and send you the proceeds if the balance in your account below a set minimum as determined by the Board of Trustees.

Reinstatement Privilege (Class A and Class C shares only)

The Prospectus describes redeeming shareholders' reinstatement privileges for Class A and Class C shares. Written notice and the investment check from persons wishing to exercise this reinstatement privilege must be received by your investment dealer within 120 days after the date of the redemption. The reinstatement or exchange will be made at net asset value next determined after receipt of the notice and the investment check and will be limited to the amount of the redemption proceeds or to the nearest full share if fractional shares are not purchased.

Even though an account is reinstated, the redemption will constitute a sale for federal income tax purposes. Investors who reinstate their accounts by purchasing shares of the Funds should consult with their tax advisers with respect to the effect of the "wash sale" rule if a loss is realized at the time of the redemption.

                          STANDARD PERFORMANCE MEASURES

Calculations of Yield

Each Fund may advertise the yield of each class of its shares. Yield for each class will be computed pursuant to a formula prescribed by the SEC by annualizing net investment income per share earned for a recent 30-day period and dividing that amount by the maximum offering price per share of the relevant class (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed-income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. Each Fund's yield will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the relevant Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield and the tax exempt status of distributions should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund. Yields do not take into account any applicable sales charges or CDSC. Yield may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present yields reflecting an expense limitation or waiver, its yield would have been lower if no limitation or waiver were in effect.

Each Fund may also present one or more distribution rates for each class in its sales literature. These rates will be determined by annualizing the class's distributions from net investment income and net short-term capital gain over a recent 12-month, 3-month or 30-day period and dividing that amount by the maximum offering price or the net asset value. If the net asset value, rather than the maximum offering price, is used to calculate the distribution rate, the rate will be higher.

Each of the Tax Free Funds may also advertise a taxable equivalent yield, calculated as described above except that, for any given tax bracket, net investment income will be calculated using as gross investment income an amount equal to the sum of (i) any taxable income of the Fund plus (ii) the tax-exempt income of the Fund divided by the difference between 1 and the effective federal (or combined federal and state) income tax rate for taxpayers in that tax bracket. To see the taxable equivalent yield calculation charts for these Funds, see the section entitled "Miscellaneous Investment Practices."

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Funds are specifically advised that share prices, expressed as the net asset values per share, will vary just as yield will vary. An investor's focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

Calculation of Total Return and Average Annual Total Return.

Total return (including average annual total return) is a measure of the change in value of an investment in a Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the same class of that Fund rather than paid to the investor in cash. Each Fund may show total return, average annual total return, average annual total return (after taxes on distributions) and average annual total return (after taxes on distributions and redemptions) of each class for the one-year, five-year and ten-year periods (or for the period since inception, if shorter)through the end of the most recent calendar quarter. The formula for total return used by the Funds is prescribed by the SEC and includes three steps: (1)adding to the total number of shares of the particular class that would be purchased by a hypothetical $1,000 investment in the Fund (with or without giving effect to the deduction of sales charge or CDSC, if applicable) at the beginning of the period all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of the relevant class on the last trading day of the period; (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result where appropriate. Total return may be stated with or without giving effect to any expense limitations in effect for a Fund. For those funds that present returns reflecting an expense limitation or waiver, its total return would have been lower if no limitation or waiver were in effect.

Performance Comparisons

Yield and Total Return. Yields and total returns will generally be higher for Class A shares than for Class B and Class C shares of the same Fund, because of the higher levels of expenses borne by the Class B and Class C shares. Because of its lower operating expenses, Class Y shares of each Fund can be expected to achieve a higher yield and total return than the same Fund's Classes A, B and C shares. The Funds may from time to time include their yield and total return in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include in advertisements its total return and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Morningstar, Inc.("Morningstar") or Lipper, Inc. ("Lipper") as having similar investment objectives or styles. Each Fund may also from time to time include in advertisements or information furnished to present or prospective shareholders the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

The Funds may cite their ratings, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month Treasury Bill return) from the fund's load adjusted total return score. This numerical score is then translated into rating categories with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both. Each Fund may also compare its performance or ranking against all funds tracked by Morningstar or another independent service, including Lipper.

Lipper Indices and Averages are calculated and published by Lipper, an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop(and place a Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service.

Total return may also be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer

Price Index.

The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index on the ex-dividend date. The index is composed only of publicly traded equity REITs and does not include REITs that invest primarily in healthcare facilities, real estate mortgages, or debt securities.

The Wilshire REIT Index is a market capitalization-weighted and unmanaged index of U.S. publicly traded REITs. This index is a subset of the Wilshire Real Estate Securities Index.

The Wilshire Real Estate Securities Index is a market capitalization-weighted and unmanaged index of equity securities whose primary business is equity ownership of commercial real estate, equity (non-health) REITs, and storage properties.

The Wilshire 4500 Index is an unmanaged index of U.S. mid-and small-sized company stocks.

The NAREIT Equity Index is a market capitalization-weighted, unmanaged index of equity REITs, which are defined as REITs with 75% or greater of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

The S&P 500 Index is a market capitalization-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

The S&P 400 Index is a market capitalization-weighted and unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. This index is comprised of stocks in the middle capitalization range. Any madcap stocks already included in the S&P 500 Index are excluded from this index.

Standard & Poor's Micropal, Inc. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Micropal rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Micropal classifies mutual funds by investment objective and asset category.

Standard & Poor's Select Funds are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade bonds with one-to ten-year maturities issued by the U.S. Government and U.S. corporations.

The Lehman Brothers Government Bond Index (the "Lehman Government Index")is a measure of the market value of all public obligations of the U.S. Treasury which must have at least one year to final maturity; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government.

The Lehman Brothers Intermediate Government Bond Index (the "Lehman Int. Government Index") is a market capitalization-weighted and unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years.

The Lehman Brothers Government Bond Index is an unmanaged index of public debt of the U.S. Treasury. It includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).

Lehman Brothers Government/Credit Intermediate Index. The Lehman Brothers Government/Credit Intermediate Index consists of those bonds held within the Lehman Brothers Government/Credit Bond Index that have an average maturity of 1-10 years.

The Lehman Brothers High Yield Composite Index is a market-weighted and unmanaged index of fixed-rate, non-investment grade debt.

The Lehman Brothers Universal Bond Index is an unmanaged index representing 85% of the return of the Lehman Brothers Aggregate Bond Index, 5% of the Lehman Brothers High Yield Corporate Bond Index, 4% of the Lehman Brothers Emerging Market Index, 5% of Eurodollar instruments and 1% of Rule 144A Commercial Paper.

The Lehman Brothers Municipal Bond Index is a composite measure of the total return performance of the municipal bond market. This index is computed from prices on approximately 42,000 bonds.

The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index composed of publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt with maturities of 1 to 5 years.

Lehman Brothers 1-3 Year Government Index. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

Lehman Brothers Government Index. The Lehman Brothers Government Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

The Lehman Brothers (1-3) Year Government/Credit Bond Index is an unmanaged index of U.S. government and Treasury securities and investment-grade corporate debt issues with maturities of one to three years. This Index is represented by a 65% weighting in the S & P 500 Index and a 35% weighting in the Lehman Government/Credit Index.

The Dow Jones Industrial Average is a price-weighted and unmanaged index of 30 large industrial stocks traded on the Exchange.

The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

The Russell 3000 Index is a market capitalization-weighted index that comprises 3,000 of the largest capitalized U.S. companies whose common stock is traded in the United States on the Exchange, the American Stock Exchange and NASDAQ. The Russell 2000 Index represents the smallest 2,000 companies within the Russell 3000 Index as measured by market capitalization. The Russell 1000 Index represents the largest 1,000 companies within the Russell 3000 Index. The Russell 1000 Growth Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater growth orientation. The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation.

The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Mid-Cap Growth Index. The Russell Mid-Cap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values.

Morgan Stanley Capital International Emerging Market Index. The Morgan Stanley Capital International Emerging Markets Index is an index that tracks the performance of stocks of issuers from approximately 26 emerging market countries.

The Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") is a market capitalization-weighted and unmanaged index of common stocks traded in Europe, Australia, New Zealand and the Far East. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE Index according to their relative market values (market price per share times the number of shares outstanding).

The Morgan Stanley Capital International Europe, Australasia and Far East (Gross Domestic Product) Index (the "EAFE (GDP) Index") is a market capitalization-weighted and unmanaged index of common stocks traded outside the United States. The stocks in the index are selected with reference to national and industry representation and weighted in the EAFE (GDP) Index according to their relative market values. The relative market value of each country is further weighted with reference to the country's relative gross domestic product.

The Morgan Stanley Capital International World ND Index (the "MSCI World Index") is a market capitalization-weighted and unmanaged index that includes common stock from all 23 MSCI developed market countries. The "ND" indicates that the index is listed in U.S. dollars, with net dividends reinvested.

MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating-or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500. Advertising and promotional materials may refer to the maturity and duration of the Income Funds. Maturity refers to the period of time before a bond or other debt instrument becomes due. Duration is a commonly used measure of the price responsiveness of a fixed-income security to an interest rate change (i.e., the change in price one can expect from a given change in yield).

Articles and releases, developed by the Funds and other parties, about the Funds regarding performance, rankings, statistics and analyses of the individual Funds' and the fund group's asset levels and sales volumes, numbers of shareholders by Fund or in the aggregate for CDC Nvest Funds, statistics and analyses of industry sales volumes and asset levels, and other characteristics may appear in advertising, promotional literature, publications, including, but not limited to, those publications listed in Appendix B to this Statement, and on various computer networks, for example, the Internet. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including, but not limited to, Lipper and Morningstar. References to these rankings or reviews or reprints of such articles may be used in the Funds' advertising and promotional literature. Such advertising and promotional material may refer to CDC IXIS Asset Management North America, its structure, goals and objectives and the advisory subsidiaries of CDC IXIS Asset Management North America, including their portfolio management responsibilities, portfolio managers and their categories and background; their tenure, styles and strategies and their shared commitment to fundamental investment principles and may identify specific clients, as well as discuss the types of institutional investors who have selected the advisers to manage their investment portfolios and the reasons for that selection. The references may discuss the independent, entrepreneurial nature of each advisory organization and allude to or include excerpts from articles appearing in the media regarding CDC IXIS Asset Management North America, its advisory subsidiaries and their personnel. For additional information about the Funds' advertising and promotional literature, see Appendix C.

The Funds may use the accumulation charts below in their advertisements to demonstrate the benefits of monthly savings at an 8% and 10% rate of return, respectively.

                        Investments At 8% Rate of Return

            5 yrs       10          15          20          25          30

   $50      3,698      9,208      17,417      29,647      47,868      75,015
    75      5,548     13,812      26,126      44,471      71,802     112,522
   100      7,396     18,417      34,835      59,295      95,737     150,029
   150     11,095     27,625      51,252      88,942     143,605     225,044
   200     14,793     36,833      69,669     118,589     191,473     300,059
   500     36,983     92,083     174,173     296,474     478,683     750,148

                        Investments At 10% Rate of Return

           5 yrs        10          15          20          25          30

   $50      3,904     10,328      20,896      38,285      66,895     113,966
    75      5,856     15,491      31,344      57,427     100,342     170,949
   100      7,808     20,655      41,792      76,570     133,789     227,933
   150     11,712     30,983      62,689     114,855     200,684     341,899
   200     15,616     41,310      83,585     153,139     267,578     455,865
   500     39,041    103,276     208,962     382,848     668,945   1,139,663

     The Funds' advertising and sales literature may refer to historical, current and prospective political, social, economic and financial trends and developments that affect domestic and international investment as it relates to any of the CDC Nvest Funds. The Funds' advertising and sales literature may include historical and current performance and total returns of investment alternatives to the CDC Nvest Funds. For example, the advertising and sales literature of any of the CDC Nvest Funds, but particularly that of CDC Nvest Star International Fund, Loomis Sayles International Equity Fund and International Equity Fund, may discuss all of the above international developments, including, but not limited to, international developments involving Europe, North and South America, Asia, the Middle East and Africa, as well as events and issues affecting specific countries that directly or indirectly may have had consequences for the CDC Nvest Funds or may have influenced past performance or may influence current or prospective performance of the CDC Nvest Funds. Articles, releases, advertising and literature may discuss the range of services offered by the Trusts, the Distributor and the transfer agent of the Funds, with respect to investing in shares of the Funds and customer service. Such materials may discuss the multiple classes of shares available through the Trusts and their features and benefits, including the details of the pricing structure.

     The Distributor may make reference in its advertising and sales literature to awards, citations and honors bestowed on it by industry organizations and other observers and raters including, but not limited to, Dalbar's Quality Tested Service Seal and Key Honors Award. Such reference may explain the criteria for the award, indicate the nature and significance of the honor and provide statistical and other information about the award and the Distributor's selection including, but not limited to, the scores and categories in which the Distributor excelled, the names of funds and fund companies that have previously won the award and comparative information and data about those against whom the Distributor competed for the award, honor or citation.

     The Distributor may publish, allude to or incorporate in its advertising and sales literature testimonials from shareholders, clients, brokers who sell or own shares, broker-dealers, industry organizations and officials and other members of the public, including, but not limited to, Fund performance, features and attributes, or service and assistance provided by departments within the organization, employees or associates of the Distributor.

     Advertising and sales literature may also refer to the beta coefficient of the CDC Nvest Funds. A beta coefficient is a measure of systematic or undiversifiable risk of a stock. A beta coefficient of more than 1 means that the company's stock has shown more volatility than the market index (e.g., the S&P 500 Index) to which it is being related. If the beta is less than 1, it is less volatile than the market average to which it is being compared. If it equals 1, its risk is the same as the market index. High variability in stock price may indicate greater business risk, instability in operations and low quality of earnings. The beta coefficients of the CDC Nvest Funds may be compared to the beta coefficients of other funds.

     The Funds may enter into arrangements with banks exempted from broker-dealer registration under the Securities Exchange Act of 1934. Advertising and sales literature developed to publicize such arrangements will explain the relationship of the bank to the CDC Nvest Funds and the Distributor as well as the services provided by the bank relative to the Funds. The material may identify the bank by name and discuss the history of the bank including, but not limited to, the type of bank, its asset size, the nature of its business and services and its status and standing in the industry.

     In addition, sales literature may be published concerning topics of general investor interest for the benefit of registered representatives and the Funds' prospective shareholders. These materials may include, but are not limited to, discussions of college planning, retirement planning and reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

           INCOME DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

     As described in the Prospectus, it is the policy of each Fund to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers.

     Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the particular Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to CDC Nvest Funds. In order for a change to be in effect for any dividend or distribution, it must be received by CDC Nvest Funds on or before the record date for such dividend or distribution.

     If you elect to receive your dividends in cash and the dividend checks sent to you are returned "undeliverable" to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

     As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

     Taxation of Funds. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify, each Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions. If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st (or December 31st, if the Fund is so permitted to elect and so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Taxation of Fund Distributions. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than "exempt-interest dividends" paid by the Municipal Income and Massachusetts Funds, as described in the relevant Prospectuses). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared.

     Long-term capital gain rates applicable to individuals have been temporarily reduced--in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

     In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares. Only qualified dividend income received by the Fund after December 31, 2002 is eligible for pass-through treatment. If the aggregate dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than dividends properly designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the tax basis in a shareholder's shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of such shares.

     Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         A loss on the sale of shares held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received with respect to such shares and thereafter treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within a period beginning 30 days prior to the sale of the loss shares and ending 30 days after such sale.

         Exempt-Interest Dividends. A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for federal alternative minimum tax purposes and for state and local purposes. If the Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

     Investors may not deduct part or all of the interest on indebtedness, if any, incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Massachusetts and Municipal Income Funds. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholders that are exempt-interest dividends. Under rules used by the IRS to determine when borrowed Funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

     Passive Foreign Investment Companies. Funds investing in foreign securities may own shares in certain foreign investment entities, referred to as "passive foreign investment companies." In order to avoid U.S. federal income tax, and an additional charge on a portion of any "excess distribution" from such companies or gain from the disposition of such shares, each Fund may elect to "mark to market" annually its investments in such entities and to distribute any resulting net gain to shareholders. Each Fund may also elect to treat the passive foreign investment company as a "qualified electing fund." As a result, each Fund may be required to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.

     Foreign Taxes. Funds investing in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund's portfolio. Each Fund may in some circumstances be eligible to, and in its discretion may, make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to foreign countries in respect of foreign securities held at least a minimum period specified in the Code. If a Fund makes the election, the amount of each shareholder's distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder's portion of the Fund's foreign tax paid. A shareholder's ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code.

     Foreign Currency Transactions. Transactions in foreign currencies, foreign-currency denominated debt securities and certain foreign currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Financial Products. A Fund's investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

     Certain of each Fund's hedging activities (including its transactions, if any, in foreign currencies and foreign currency denominated instruments) are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

     Securities issued or purchased at a discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income net yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         Real Estate Investment Trusts ("REITs"). A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

         Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

         Backup Withholding. Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

         Other Tax Matters. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

         Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

         The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).

         Under tax legislation enacted by the Massachusetts Legislature in 2002, capital gains realized on capital assets held for more than one year will be subject to a single rate of tax rather than a graduated schedule, as provided under prior law. Accordingly, Fund distributions deriving from such gains will be taxable to you based on the single rate.

         Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

                              FINANCIAL STATEMENTS



     The financial statements of the Growth Fund, International Equity Fund, Research Fund, and the Investment Grade Bond Fund and the related reports of independent accountants included in those Funds' Annual Reports for the year ended September 30, 2002 are incorporated herein by reference. The financial statements and financial highlights for these Funds included in their 2002 Annual Reports for the year ended September 30, 2002 and 2003 Semi-Annual Reports for the period ended March 31, 2003, are incorporated by reference to such reports. The Fund's annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at
(800) 225-5478 or by writing to the Distributor at: CDC



         [TO BE FILED BY SUBSEQUENT POST-EFFECTIVE AMENDMENT]

         Each Fund's annual and semiannual reports are available upon request and without charge. Each Fund will send a single copy of its annual and semiannual reports to an address at which more than one shareholder of record with the same last name has indicated that mail is to be delivered. Shareholders may request additional copies of any annual or semiannual report by telephone at
(800) 225-5478 or by writing to the Distributor at: CDC


         CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, Massachusetts 02116. The annual and semi-annual reports are also available on-line at the SEC's website, at www.sec.gov.


                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

         Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund's overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser's or subadviser's view of their comparability to rated securities. A Fund's use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody's or S&P or, if unrated, determined by the adviser or a subadviser to be of comparable quality). The percentage of a Fund's assets invested in securities in a particular rating category will vary. Following is a description of Moody's and S&P's ratings applicable to fixed income securities.

Moody's Investors Service, Inc.

         Corporate and Municipal Bond Ratings

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

         Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank's rating or Moody's Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

         Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

         Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services

         Issue Credit Rating Definitions

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

         Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

         Investment Grade

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Speculative Grade

         Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated `CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated `CC' is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated `C' is currently highly vulnerable to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         CI: The rating CI is reserved for income bonds on which no interest is being paid. D: An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Commercial Paper Rating Definitions

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

         A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   APPENDIX B

                     MEDIA THAT MAY CONTAIN FUND INFORMATION


ABC and affiliates                      Global Finance                           Reuters
Adam Smith's Money World                (the) Guarantor                          Rocky Mountain News
America OnLine                          Hartford Courant                         Rukeyser's Business (syndicated column)
Anchorage Daily News                    Houston Chronicle                        Sacramento Bee
Arizona Republic                        INC                                      San Diego Tribune
Atlanta Constitution                    Indianapolis Star                        San Francisco Chronicle
Atlanta Journal                         Individual Investor                      San Francisco Examiner
Austin American Statesman               International Herald Tribune             San Jose Mercury
Baltimore Sun                           Internet                                 Seattle Post-Intelligencer
Bank Investment Marketing               Investment Advisor                       Seattle Times
Barron's                                Investment Company Institute             Securities Industry Management
Bergen County Record (NJ)               Investment Dealers Digest                Smart Money
Bloomberg Business News                 Investment Profiles                      St. Louis Post Dispatch
B'nai B'rith Jewish Monthly             Investment Vision                        St. Petersburg Times
Bond Buyer                              Investor's Business Daily                Standard & Poor's Micropal, Inc.
Boston Business Journal                 IRA Report                               Standard & Poor's Outlook
Boston Globe                            Journal of Commerce                      Standard & Poor's Stock Guide
Boston Herald                           Kansas City Star                         Stranger's Investment Advisor
Broker World                            KCMO (Kansas City)                       Stockbroker's Register
Business Radio Network                  KOA-AM (Denver)                          Strategic Insight
Business Week                           Los Angeles Times                        Tampa Tribune
CBS and affiliates                      Leckey, Andrew (syndicated               Time
CDA Investment Technologies             column)                                  Tobias, Andrew (syndicated column)
CFO                                     Lear's                                   Toledo Blade
Changing Times                          Life Association News                    UPI
Chicago Sun Times                       Lifetime Channel                         US News and World Report
Chicago Tribune                         Miami Herald                             USA Today
Christian Science Monitor               Milwaukee Sentinel                       USA TV Network
Christian Science Monitor News          Money                                    Value Line
Cincinnati Enquirer                     Money Maker                              Wall St. Journal
Cincinnati Post                         Money Management Letter                  Wall Street Letter
CNBC                                    Morningstar                              Wall Street Week

CNN                                     Mutual Fund Market News                  Washington Post
Columbus Dispatch                       Mutual Funs Magazine                     WCVB-TV
CompuServe                              National Public Radio                    WEEI
Dallas Morning News                     National Underwriter                     WHDH
Dallas Times-Herald                     NBC and affiliates                       Worcester Telegram
Denver Post                             New England Business                     World Wide Web
Des Moines Register                     New England Cable News                   Worth Magazine
Detroit Free Press                      New Orleans Times-Picayune               WRKO
Donoghue's Money Fund Report            New York Daily News
Dorfman, Dan (syndicated column)        New York Times
Dow Jones News Service                  Newark Star Ledger
Economist                               Newsday
FACS of the Week                        Newsweek
Fee Adviser                             Nightly Business Report
Financial News Network                  Orange County Register
Financial Planning                      Orlando Sentinel
Financial Planning on Wall Street       Pension World
Financial Research Corp.                Pensions and Investments
Financial Services Week                 Personal Investor
Financial Times                         Philadelphia Inquirer
Financial World                         Porter, Sylvia (syndicated column)
Fitch Insights                          Portland Oregonian
Forbes                                  Prodigy
Forth Worth Star-Telegram               Public Broadcasting Service
Fortune                                 Quinn, Jane Bryant (syndicated column)
Fox Network and affiliates              Registered Representative
Fund Action                             Research Magazine
Fund Decoder                            Resource



                                   APPENDIX C

                     ADVERTISING AND PROMOTIONAL LITERATURE

         References may be included in CDC Nvest Funds' advertising and promotional literature to CDC IXIS Asset Management North America and its affiliates that perform advisory and subadvisory functions for CDC Nvest Funds including, but not limited to: Harris Associates, Loomis Sayles, CGM, Westpeak, Jurika & Voyles, Vaughan Nelson, AEW and Reich & Tang Asset Management, LLC. Reference also may be made to the Funds of their respective fund groups, namely, the Loomis Sayles Funds and the Oakmark Family of Funds advised by Harris Associates.

         References to subadvisers unaffiliated with CDC IXIS Asset Management North America that perform subadvisory functions on behalf of CDC Nvest Funds and their respective fund groups may be contained in CDC Nvest Funds' advertising and promotional literature including, but not limited to, Hausberger, Miller Anderson, RS Investments, Salomon Brothers and Mercury Advisors.

         CDC Nvest Funds' advertising and promotional material will include, but is not limited to, discussions of the following information about both affiliated and unaffiliated entities:

         . Specific and general assessments and forecasts regarding U.S. and world economies, and the economies of specific nations and their impact on the CDC Nvest Funds;

         . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions;

         . Specific and general investment philosophies, strategies, processes, techniques and types of analysis;

         . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services;

         . The corporate histories, founding dates and names of founders of the entities;

         .  Awards, honors and recognition given to the entities:

         . The names of those with ownership interest and the percentage of ownership interest;

         . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans;

         . Current capitalizations, levels of profitability and other financial and statistical information;

         . Identification of portfolio managers, researchers, economists, principals and other staff members and employees;

         . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors;

         . Specific and general reference to past and present notable and renowned individuals including reference to their field of expertise and/or specific accomplishments;

         .  Current and historical statistics regarding:

    - total dollar amount of assets managed
    - CDC Nvest Funds' assets managed in total and by fund
    - the growth of assets
    - asset types managed
    - numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
    - the above individuals' total and average number of years of industry experience and the total and average length of their service to the adviser or sub-adviser;

         . The general and specific strategies applied by the advisers in the management of CDC Nvest Funds portfolios including, but not limited to:

    - the pursuit of growth, value, income oriented, risk management or there strategies
    - the manner and degree to which the strategy is pursued
    - whether the strategy is conservative, moderate or extreme and an explanation of other features and attributes
    - the types and characteristics of investments sought and specific portfolio holdings
    - the actual or potential impact and result from strategy implementation
    - through its own areas of expertise and operations, the value added by sub-advisers to the management process
    - the disciplines it employs, e.g., a subadviser's buy and sell guidelines, and goals and benchmarks that it establishes in management, e.g., a subadviser's goal to pursue growth at a certain percentage above a specified index
    - the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis, e.g., Westpeak's efforts to identify overvalued and undervalued issues; and

         . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than CDC Nvest Funds, and those families of funds;, other than CDC Nvest Funds. Any such references will indicate that CDC Nvest Funds and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of the Funds and other funds managed by the Funds' advisers and sub-advisers, including, but not limited to, those provided by Morningstar, Lipper, Forbes and Worth.

         In addition, communications and materials developed by CDC Nvest Funds will make reference to the following information about CDC IXIS Asset Management North America and its affiliates:

         CDC IXIS Asset Management North America is a subsidiary of CDC Asset Management. CDC Asset Management is part of the investment management arm of France's Caisse des Depots et Consignations, a major diversified financial institution. As of December 31, 2002, CDC DMS Asset Management North America had more than $4.1 billion in assets under management. In addition, promotional materials may include:

         . Specific and general references to CDC Nvest Funds multi-manager approach through CDC IXIS Asset Management North America' affiliates and outside firms including, but not limited to, the following:

    - that each adviser/manager operates independently on a day-to-day basis and maintains an image and identity separate from CDC IXIS Asset Management North America and the other investment managers
    - other fund companies are limited to a "one size fits all" approach but CDC Nvest Funds draws upon the talents of multiple managers whose expertise best matches the fund objective
    - in this and other contexts reference may be made to CDC Nvest Funds' slogan "Where The Best Minds Meet"(R) and that CDC Nvest Funds' ability to match the talent to the task is one more reason it is becoming known as "Where The Best Minds Meet."

    - CDC IXIS Advisers may distribute sales and advertising materials that illustrate the Star Concept by using historical category comparisons of a general nature. Categories from mutual fund ranking services, such as Morningstar, Inc., are selected for each of the Fund segments based on current investment styles and are subject to change with market conditions. There will be differences between the performance of the categories and the CDC Nvest Star Fund being illustrated. The illustrations are used for hypothetical purposes only as a general demonstration of how the Star Concept works.


         Reference to CDC IXIS Asset Management Advisors Group may appear in Fund advertising and promotional literature. CDC IXIS Asset Management Advisors Group is an unregistered umbrella name that may be used to encompass the products and services offered by both CDC IXIS Asset Management Distributors, L.P., a NASD registered broker/dealer, and CDC IXIS Asset Management Advisers, L.P., a SEC registered investment adviser.

         CDC IXIS Asset Management Advisors Group provides marketing support to various CDC IXIS Asset Management North America affiliated fund groups, broker/dealers and investment advisers, including, but not limited to, CDC Nvest Funds, Loomis Sayles Funds, Loomis, Sayles & Company, L.P., Oakmark Funds, Harris Associates Securities, L.P., Harris Associates, L.P., Delafield Fund, Reich & Tang Capital Management, and AEW Capital Management. From time to time, CDC IXIS Asset Management Advisors Group may also provide similar marketing support to firms unaffiliated with CDC IXIS Asset Management North America.

         References may be included in CDC Nvest Funds' advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

         . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information, industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and other organizations involved in 401(k) and retirement programs with whom CDC Nvest Funds may or may not have a relationship.

         . Specific and general references to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the CDC Nvest Funds as a 401(k) or retirement plan funding vehicle produced by, including, but not 11.imited to, Investment Company Institute and other industry authorities, research organizations and publications.

         . Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of

    - past, present and prospective tax regulation, IRS requirements and rules, including. gut not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R any other relevant forms and documents, Department of Labor rules and standards and other regulations. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans;
    - information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs; and
    - current and prospective ERISA regulation and requirements.

         . Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the CDC Nvest Funds 401 (k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

    - increased employee retention
    - reinforcement or creation of morale
    - deductibility of contributions for participants
    - deductibility of expenses for employers

    - tax deferred growth, including illustrations and charts
    - loan features and exchanges among accounts
    - educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

         . Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and CDC Nvest Funds as a 401(k) or retirement plan funding vehicle.

         . Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

    - access to expertise on investments
    - assistance in interpreting past, present and future market trends and economic events
    - providing information to clients including participants during enrollment and on an ongoing basis after participation
    - promoting and understanding the benefits of investing, including mutual fund diversification and professional management.

                                                      Registration Nos. 33-39133
                                                                       811-06241

                             LOOMIS SAYLES FUNDS II
                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits

(a)                 Articles of Incorporation.

      (1) The Registrant's Agreement and Declaration of Trust dated February 20, 1991 (the "Agreement and Declaration") is incorporated by reference to exhibit (1) to post-effective amendment ("PEA") No. 13 to the Registrant's registration statement (the "Registration Statement") filed on October 31, 1997.

      (2) Amendment No. 1 effective July 1, 2003 to the Agreement and Declaration is filed herewith.

(b)                 By-Laws.

      (1) The Registrant's By-Laws are incorporated by reference to exhibit (2) to PEA No. 13 to the Registration Statement filed on October 31, 1997.

(c)                 Instruments Defining Rights of Security Holders.


                    Rights of shareholders are described in Article III, Sections 5 of the Agreement and Declaration, which is described in response to Item 23(a)(1) above.


(d)                 Investment Advisory Contracts.

      (1) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Aggressive Growth Fund, and Loomis, Sayles & Company, L.P. ("Loomis Sayles") is incorporated by reference to exhibit (d)(1) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

      (2) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Growth Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(7) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

      (3) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles International Equity Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(10) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

      (4) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Investment Grade Bond Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(11) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

      (5) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Research Fund, and Loomis Sayles is incorporated by reference to exhibit
                    (d)(13) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

      (6) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Small Cap Growth Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(15) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

      (7) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis

                    Sayles Value Fund, and Loomis Sayles is incorporated by reference to exhibit (d)(3) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

      (8) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Worldwide Fund, and Loomis Sayles is incorporated by reference to exhibit
                    (d)(18) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

      (9) Advisory Agreement dated October 30, 2000 between the Registrant, on behalf of Loomis Sayles Managed Bond Fund, and Loomis Sayles is incorporated by reference to exhibit
                    (d)(12) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

      (10) Form of Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles High Income Fund, and Loomis Sayles is filed herewith.

      (11) Form of Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Limited Term U.S. Government Fund, and Loomis Sayles is filed herewith.

      (12) Form of Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Strategic Income Fund, and Loomis Sayles is filed herewith.

      (13) Form of Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Municipal Income Fund, and Loomis Sayles is filed herewith.

      (14) Form of Advisory Agreement dated September 12, 2003 between the Registrant, on behalf of Loomis Sayles Tax-Managed Equity Fund, and Loomis Sayles is to be filed by amendment.

(e)                 Underwriting Contracts.

      (1) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund, Loomis Sayles U.S. Government Securities Fund, Loomis Sayles Value Fund and Loomis Sayles Worldwide Fund, and CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors") is filed herewith.

      (2) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Growth Fund and CDC IXIS Distributors is filed herewith.

      (3) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles International Equity Fund and CDC IXIS Distributors is filed herewith.

      (4) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Research Fund and CDC IXIS Distributors is filed herewith.

      (5) Distribution Agreement dated July 1, 2003 between Registrant, on behalf of Loomis Sayles Investment Grade Bond Fund and CDC IXIS Distributors is filed herewith.

      (6) Form of Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles Tax-Managed Equity Fund and CDC IXIS Distributors is filed herewith.

      (7) Form of Dealer Agreement used by CDC IXIS Distributors is filed herewith.

      (8) Form of Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles High Income Fund and CDC IXIS Distributors is filed herewith.

      (9) Form of Distribution Agreement dated September 12, 2003 between Registrant, on behalf of

                    Loomis Sayles Limited Term U.S. Government Fund and CDC IXIS Distributors is filed herewith.

      (10) Form of Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles Strategic Income Fund and CDC IXIS Distributors is filed herewith.

      (11) Form of Distribution Agreement dated September 12, 2003 between Registrant, on behalf of Loomis Sayles Municipal Income Fund and CDC IXIS Distributors is filed herewith.

      (12)          Amended and Restated Distribution Agreement dated
                    November 1, 1999 between Registrant, on behalf of Loomis Managed Bond Fund and Loomis Sayles Investment Grade Bond Fund (with respect to their Class J shares) and CDC IXIS Distributors is incorporated by reference to exhibit (e) to PEA No. 24 to the Registration Statement filed on
                    January 26, 2000.

(f)                 Bonus or Profit Sharing Contracts.

                    Not applicable.

(g)                 Custodian Agreements.

      (1) Form of Custodian Agreement dated April 23, 1991 between the Registrant and State Street Bank and Trust Company ("State Street") is incorporated by reference to exhibit (8)(a) to PEA No. 13 to the Registration Statement filed on October 31, 1997.

      (2) Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Agreement to Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Aggressive Growth Fund and Loomis Sayles Small Cap Growth Fund is incorporated by reference to exhibit (8)(d) to Amendment No. 12 to the Registration Statement filed on March 10, 1997.

      (3) Form of Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Agreement to Loomis Sayles Worldwide Fund is incorporated by reference to exhibit (8)(e) to PEA No. 12 to the Registration Statement filed on March 10, 1997.

      (4) Form of Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Agreement to Loomis Sayles Managed Bond Fund is incorporated by reference to exhibit (8)(f) to PEA No. 17 to the Registration Statement filed on November 30, 1998.

      (5) Form of Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Agreement to Loomis Sayles Research Fund is incorporated by reference to exhibit (g)(9) to PEA No. 26 to the Registration Statement filed on November 30, 2000.

      (6) Form of Letter Agreement between the Registrant and State Street relating to the applicability of the Custodian Agreement to Loomis Sayles Tax-Managed Equity Fund is filed herewith.

      (7) Custodian Agreement between the Registrant and Investors Bank & Trust on behalf of Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund and Loomis Sayles Municipal Income Fund is to be filed by amendment.

(h)                 Other Material Contracts.

      (1)       (i) Transfer Agency and Service Agreement dated February 1, 2003 between the Registrant, on behalf of its respective series and CDC IXIS Asset Management Services, Inc. ("CIS") is filed herewith.

               (ii) Form of Letter Agreement between the Registrant and CIS relating to the applicability of the Transfer Agency and Services Agreement to the Loomis Sayles Tax-Managed Equity Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund and Loomis Sayles Municipal Income Fund is filed herewith.

      (2)      (i)  Administrative Services Agreement (the "Administrative
                    Services Agreement") dated May 8, 2000, between the Registrant on behalf of each of its series and Loomis Sayles is incorporated by reference to exhibit (h)(6) to PEA No. 27 to the Registration Statement filed on January 30, 2001.

               (ii) Amendment dated May 8, 2002 to Administrative Services
                    Agreement is incorporated by reference to exhibit (h)(3) to PEA No. 30 to the Registration Statement filed on
                    November 27, 2002.

              (iii) Assignment dated July 1, 2003 of Administrative Services
                    Agreement to CIS is filed herewith.

               (iv) Letter Agreement between the Registrant and CIS relating to the applicability of the Administrative Services Agreement, as assigned to CIS, to the Loomis Sayles Tax-Managed
                    Equity Fund, Loomis Sayles High Income Fund, Loomis Sayles Limited Term U.S. Government Fund, Loomis Sayles Strategic Income Fund and Loomis Sayles Municipal Income Fund is to be filed by subsequent amendment.

(i)                 Legal Opinion.

                    Opinion and Consent of Counsel is filed herewith.

(j)                 Other Opinions.

                    Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)                 Omitted Financial Statements.

                    Not applicable.

(l)                 Initial Capital Agreements.

      (1) Investment Representation regarding initial shares is incorporated by reference to exhibit (13)(a) to PEA No. 13 to the Registration Statement filed on October 31, 1997.

      (2) Form of Organizational Expense Reimbursement Agreement is incorporated by reference to exhibit (13)(b) to PEA No. 13 to the Registration Statement filed on October 31, 1997.

(m)                 Rule 12b-1 Plans.

      (1) Form of Distribution Plan for Retail Class Shares is incorporated by reference to exhibit (m)(1) to PEA No. 28 to the Registration Statement filed on November 29, 2001.

      (2) Form of Service and Distribution Plan relating to Loomis Sayles Managed Bond Fund is incorporated by reference to exhibit (15)(b) to PEA No. 15 to the Registration Statement filed on August 5, 1998.

      (3) Form of Service and Distribution Plan relating to Class J shares of Loomis Sayles Investment Grade Bond Fund is incorporated by reference to exhibit (15)(d) to PEA No. 18 to the Registration Statement filed on April 12, 1999.

      (4) Form of 12b-1 Plan relating to Class A shares of Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Limited Term U.S. Government Fund is filed herewith.

      (5) Form of 12b-1 Plan relating to Class B shares of Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Limited Term U.S. Government Fund is filed herewith.

      (6) Form of 12b-1 Plan relating to Class C shares of Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles High Income Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles Municipal Income Fund and Loomis Sayles Limited Term U.S. Government Fund is filed herewith.

(n)                 Rule 18f-3 Plan

                    Registrant's Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended, effective September 2003, is filed herewith.

(p)                 Code of Ethics

      (1) Code of Ethics for Registrant is incorporated by reference to exhibit (p)(1)(ii) to PEA No. 12 to the Registration Statement filed on December 22, 2000.

      (2) Code of Ethics for Loomis Sayles is incorporated by reference to exhibit (p)(1) to PEA No. 30 to the Registration Statement filed on November 27, 2002.

      (3) Code of Ethics dated July 1, 2003 for CDC IXIS Distributors is filed herewith

(q)                 Powers of Attorney

                    Power of Attorney for Joseph Alaimo, Graham T. Allison, Jr., Edward A. Benjamin, Robert J. Blanding, Daniel M. Cain, Paul
                    G. Chenault, Kenneth J. Cowan, Richard Darman, John T. Hailer, Sandra O. Moose, John A. Shane, Peter S. Voss and Pendleton P. White is incorporated by reference to exhibit
                    (o)(1) to PEA No. 32 to the Registration Statement filed on June 20, 2003.

Item 24. Persons Controlled by or under Common Control with the Fund.


     Persons that owned of record, as of August 18, 2003, 25% or more of outstanding voting securities of one or more series of the Registrant, and thus may be deemed to "control" the Fund within the meaning of section 2(a)(9) of the Investment Company Act of 1940, as amended, are listed in the SAI under the section titled "Principal Holders" and are incorporated by reference herein. The Trust is not aware of any person controlled by or under common control with any series of the Registrant; except that the Loomis Sayles Tax-Managed Equity Fund may be deemed to be under common control with entities controlled by CDC IXIS Asset Management North America, L.P. (such as Loomis Sayles and CDC IXIS Distributors) since the Loomis Sayles Seed Account (which is indirectly controlled by CDC IXIS Asset Management North America, L.P.) owns, as of August 18, 2003, 93.56% of the Loomis Sayles Tax-Managed Equity Fund's shares.

Item 25.  Indemnification.

Article VIII of the Registrant's Agreement and Declaration of Trust and Article 4 of the Registrant's By-Laws provide for indemnification of its trustees and officers. The effect of these provisions is to provide indemnification for each of the Registrant's trustees and officers against liabilities and counsel fees reasonably incurred in connection with the defense of any legal proceeding in which such trustee or officer may be involved by reason of being or having been a trustee or officer, except with respect to any matter as to which such trustee or officer shall have been adjudicated not to have acted in good faith and in the reasonable belief that such trustee's or officer's action was in the best interest of the Registrant, and except that no trustee or officer shall be indemnified against any liability to the Registrant or its shareholders to which such trustee or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such trustee's or officer's office.

Item 26.  Business and Other Connections of Investment Adviser

(a) Loomis, Sayles & Company, L.P., ("Loomis Sayles"), the investment advisor of the Registrant, provides investment advice to each series of Loomis Sayles Funds I and to other registered investment companies, organizations, and individuals.

             The sole general partner of Loomis Sayles is Loomis, Sayles & Company, Inc., One Financial Center, Boston, Massachusetts 02111.

             The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and partners of Loomis Sayles during the past two years is incorporated herein by reference to schedules A, C and D of Form ADV filed by Loomis Sayles pursuant to the Investment Advisers Act of 1940 as amended (SEC File No. 801-170; IARD/CRD No. 105377).

Item 27. Principal Underwriter

(a)(1) The Registrant's principal underwriter with respect to Class J shares of the Loomis Sayles Managed Bond Fund and Class J shares of the Loomis Sayles Investment Grade Bond Fund is Loomis Sayles Distributors, L.P., the sole general partner of which is Loomis Sayles Distributors, Inc. Loomis Sayles is a limited partner of Loomis Sayles Distributors, L.P. Each of these entities is located at One Financial Center, Boston, Massachusetts 02111.

(a)(2) The Registrant's principal underwriter with respect to shares of it's other Funds is CDC IXIS Asset Management Distributors, L.P. CDC IXIS Asset Management Distributors, L.P. also serves as principal underwriter for:

         CDC Nvest Funds Trust I
         CDC Nvest Funds Trust II
         CDC Nvest Funds Trust III
         CDC Nvest Cash Management Trust
         CDC Nvest Tax Exempt Money Market Trust
         CDC Nvest Companies Trust I
         Loomis Sayles Funds I

(b) The general partner and officers of the Registrant's principal underwriter, CDC IXIS Asset Management Distributors, L.P., and their addresses are as follows:

                                   Positions and Offices                  Positions and Offices
           Name                 with Principal Underwriter                   with Registrant
---------------------------------------------------------------------------------------------------
CDC IXIS Asset Management     General Partner                         None
Distribution Corporation

John T. Hailer                President and Chief Executive           President and Trustee
                              Officer

John E. Pelletier             Senior Vice President, General          Secretary and Clerk
                              Counsel, Secretary and Clerk

                                   Positions and Offices                  Positions and Offices
           Name                 with Principal Underwriter                   with Registrant
---------------------------------------------------------------------------------------------------
Scott E. Wennerholm           Senior Vice President, Treasurer,       None
                              Chief Financial Officer and Chief
                              Operating Officer

Coleen Downs Dinneen          Vice President, Deputy General          Assistant Secretary
                              Counsel, Assistant Secretary and
                              Assistant Clerk

Beatriz Pina Smith            Vice President and Assistant            None
                              Treasurer, Controller

Anthony Loureiro              Vice President and Chief Compliance     None
                              Officer

Joanne Kane                   Anti-Money Laundering Compliance        None
                              Officer

Frank S. Maselli              Senior Vice President                   None

Sharon Wratchford             Senior Vice President                   None

Curt Overway                  Senior Vice President                   None

Matt Witkos                   Senior Vice President                   None

Peter Hebert                  Senior Vice President                   None

Doug Keith                    Senior Vice President                   None

Robert Krantz                 Senior Vice President                   None

The principal business address of all the above persons or entities is 399 Boylston Street, Boston, MA 02116.

(c)      Not applicable.

Item 28. Location of Accounts and Records

         The following companies maintain possession of the documents required by the specified rules:

             For all series of Registrant:

             (i)    Loomis Sayles Funds II
                    399 Boylston Street
                    Boston, MA 02116

             (ii)   CDC IXIS Asset Management Services, Inc.
                    399 Boylston Street
                    Boston, MA 02116

             (iii)  State Street Bank and Trust Company
                    225 Franklin Street
                    Boston, Massachusetts 02110

             (iv)   Investors Bank & Trust Company
                    200 Clarendon Street
                    Boston, Massachusetts 02116

             (v)    CDC IXIS Asset Management Advisers, L.P.
                    399 Boylston Street
                    Boston, MA 02116

             (vi)   CDC IXIS Asset Management Distributors, L.P.
                    399 Boylston Street
                    Boston, Massachusetts 02116

             (vii) Loomis Sayles Distributors, L.P. (with respect to Class J shares of the Managed Bond Fund and Investment Grade
                    Bond Fund)
                    One Financial Center
                    Boston, MA 02116

Item 29.  Management Services

         None.

Item 30.  Undertakings

(a) The Registrant undertakes to provide a copy of the annual report of any of its series to any person who receives a prospectus for such series and who requests the annual report.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of The Commonwealth of Massachusetts and the Clerk of the City of Boston, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and by its Trustees as trustees and not individually and that the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this post-effective amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, the Commonwealth of Massachusetts, on the 9th day of September, 2003.

                                             LOOMIS SAYLES FUNDS II


                                             By: /s/ John E. Pelletier
                                                 -----------------------------
                                                 John E. Pelletier
                                                 Secretary


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the Registration Statement of the Registrant has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURE                       TITLE                       DATE
          ---------                       -----                       ----
/s/ Nicholas H. Palmerino               Treasurer              September 9, 2003
-----------------------------
Nicholas H. Palmerino

/s/ PETER S. VOSS*                Chairman of the Board;       September 9, 2003
-----------------------------            Trustee
Peter S. Voss

/s/ JOSEPH ALAIMO*                       Trustee               September 9, 2003
-----------------------------
Joseph Alaimo

/s/ GRAHAM T. ALLISON, JR.*              Trustee               September 9, 2003
-----------------------------
Graham T. Allison, Jr.

/s/ EDWARD A. BENJAMIN*                  Trustee               September 9, 2003
-----------------------------
Edward A. Benjamin


/s/ ROBERT J. BLANDING*                  Trustee, Chief        September 9, 2003
-----------------------------            Executive Officer
Robert J. Blanding


/s/ DANIEL M. CAIN*                      Trustee               September 9, 2003
-----------------------------
Daniel M. Cain

/s/ PAUL G. CHENAULT*                    Trustee               September 9, 2003
-----------------------------
Paul G. Chenault

/s/ KENNETH J. COWAN*                    Trustee               September 9, 2003
-----------------------------
Kenneth J. Cowan

/s/ RICHARD DARMAN*                      Trustee               September 9, 2003
-----------------------------
Richard Darman


/s/ JOHN T. HAILER*                      Trustee, President    September 9, 2003
-----------------------------
John T. Hailer


/s/ SANDRA O. MOOSE*                     Trustee               September 9, 2003
-----------------------------
Sandra O. Moose

/s/ JOHN A. SHANE*                       Trustee               September 9, 2003
-----------------------------
John A. Shane

/s/ PENDLETON P. WHITE*                  Trustee               September 9, 2003
-----------------------------
Pendleton P. White

                                   *By: /s/ John E. Pelletier
                                       --------------------------------
                                       John E. Pelletier
                                       Attorney-In-Fact**
                                       September 9, 2003

** Powers of Attorney are incorporated by reference to the Exhibits to Post-Effective Amendment No. 32 to the Registrant's Registration Statement under the Securities Act of 1933 filed with the SEC on June 20, 2003.

                                                      Registration Nos. 33-39133
                                                                       811-06241

                             LOOMIS SAYLES FUNDS II

                                  Exhibit Index

(a)      (2)            Amendment No. 1 effective July 1, 2003 to the Agreement
                        and Declaration of Trust

(d)      (10)           Form of Advisory Agreement dated September 12, 2003
                        between the Registrant, on behalf of Loomis Sayles High
                        Income Fund, and Loomis Sayles

(d)      (11)           Form of Advisory Agreement dated September 12, 2003
                        between the Registrant, on behalf of Loomis Sayles
                        Limited Term U.S. Government Fund, and Loomis Sayles

(d)      (12)           Form of Advisory Agreement dated September 12, 2003
                        between the Registrant, on behalf of Loomis Sayles
                        Strategic Income Fund, and Loomis Sayles

(d)      (13)           Form of Advisory Agreement dated September 12, 2003
                        between the Registrant, on behalf of Loomis Sayles
                        Municipal Income Fund, and Loomis Sayles

(e)      (1)            Distribution Agreement dated July 1, 2003 between
                        Registrant, on behalf of Loomis Sayles Aggressive Growth
                        Fund, Loomis Sayles Bond Fund, Loomis Sayles Global Bond
                        Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles
                        Small Cap Value Fund, Loomis Sayles U.S. Government
                        Securities Fund, Loomis Sayles Value Fund And Loomis
                        Sayles Worldwide Fund, and CDC IXIS Asset Management
                        Distributors, L.P.

(e)      (2)            Distribution Agreement dated July 1, 2003 between
                        Registrant, on behalf of Loomis Sayles Growth Fund and
                        CDC IXIS Distributors

(e)      (3)            Distribution Agreement dated July 1, 2003 between
                        Registrant, on behalf of Loomis Sayles International
                        Equity Fund and CDC IXIS Distributors

(e)      (4)            Distribution Agreement dated July 1, 2003 between
                        Registrant, on behalf of Loomis Sayles Research Fund and
                        CDC IXIS Distributors

(e)      (5)            Distribution Agreement dated July 1, 2003 between
                        Registrant, on behalf of Loomis Sayles Investment Grade
                        Bond Fund and CDC IXIS Distributors

(e)      (6)            Form of Distribution Agreement dated September 12, 2003
                        between Registrant, on behalf of Loomis Sayles
                        Tax-Managed Equity Fund and CDC IXIS Distributors

(e)      (7)            Form of Dealer Agreement used by CDC IXIS Distributors

(e)      (8)            Form of Distribution Agreement dated September 12, 2003
                        between Registrant, on behalf of Loomis Sayles High
                        Income Fund and CDC IXIS Distributors

(e)      (9)            Form of Distribution Agreement dated September 12, 2003
                        between Registrant, on behalf of Loomis Sayles Limited
                        Term U.S. Government Fund and CDC IXIS Distributors

(e)      (10)           Form of Distribution Agreement dated September 12, 2003
                        between Registrant, on behalf of Loomis Sayles Strategic
                        Income Fund and CDC IXIS Distributors

(e)      (11)           Form of Distribution Agreement dated September 12, 2003
                        between Registrant, on behalf of Loomis Sayles Municipal
                        Income Fund and CDC IXIS Distributors

(g)      (6)            Form of Letter Agreement between the Registrant and
                        State Street relating to the applicability of the Custodian Agreement to Loomis Sayles Tax-Managed Equity
                        Fund

(h)      (1)      (i)   Transfer Agency and Service Agreement dated February 1,
                        2003 between the Registrant, on behalf of its respective series and CDC IXIS Asset Management Services, Inc.

(h)      (1)     (ii)   Form of Letter Agreement between the Registrant and CIS
                        relating to the applicability of the Transfer Agency and Service Agreement to the Loomis Sayles Tax-Managed
                        Equity Fund, Loomis Sayles High Income Fund, Loomis
                        Sayles Limited Term U.S. Government Fund, Loomis Sayles
                        Strategic Income Fund and Loomis Sayles Municipal Income
                        Fund.

(h)      (2)    (iii)   Assignment dated July 1, 2003 of Administrative Services
                        Agreement to CIS

(i)                     Opinion and Consent of Counsel

(j)                     Consent of PricewaterhouseCoopers LLP

(m)      (4)            Form of 12b-1 Plan relating to Class A shares of Loomis
                        Sayles Growth Fund, Loomis Sayles Research Fund, Loomis
                        Sayles International Equity Fund, Loomis Sayles
                        Investment Grade Bond Fund, Loomis Sayles High Income
                        Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles
                        Municipal Income Fund and Loomis Sayles Limited Term
                        U.S. Government Fund

(m)      (5)            Form of 12b-1 Plan relating to Class B shares of Loomis
                        Sayles Growth Fund, Loomis Sayles Research Fund, Loomis
                        Sayles International Equity Fund, Loomis Sayles
                        Investment Grade Bond Fund, Loomis Sayles High Income
                        Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles
                        Municipal Income Fund and Loomis Sayles Limited Term
                        U.S. Government Fund

(m)      (6)            Form of 12b-1 Plan relating to Class C shares of Loomis
                        Sayles Growth Fund, Loomis Sayles Research Fund, Loomis
                        Sayles International Equity Fund, Loomis Sayles
                        Investment Grade Bond Fund, Loomis Sayles High Income
                        Fund, Loomis Sayles Strategic Income Fund, Loomis Sayles
                        Municipal Income Fund and Loomis Sayles Limited Term
                        U.S. Government Fund

(n) Registrant's Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940, as amended, effective September 2003

(p)      (3)            Code of Ethics dated July 1, 2003 for CDC IXIS
                        Distributors